UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the registrant ☑

Filed by a party other than the registrant ☐

Check the appropriate box:

☑  Preliminary proxy statement
☐  Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐  Definitive proxy statement
☐  Definitive additional materials
☐  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

CORNELL COMPANIES, INC.
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☐  No fee required.

☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: $41,155

(2)	Form, schedule or registration statement no.: Form S-4

(3)	Filing party: The GEO Group Inc.

(4)	Date Filed: May 5, 2010

The information in this preliminary joint proxy statement/prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary joint proxy statement/prospectus is not an offer to sell and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY — SUBJECT TO COMPLETION, DATED MAY 5, 2010

MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT

The boards of directors of The GEO Group, Inc., or GEO, and Cornell Companies, Inc., or Cornell, have each approved a merger agreement which provides for GEO to acquire Cornell. The boards of directors of GEO and Cornell believe that the combination of the two companies will create greater long-term stockholder value than either company could individually achieve on a stand-alone basis.

If the merger is completed, Cornell stockholders will be entitled to receive, at their election, either (i) 1.3 shares of common stock of GEO, par value $.01 per share, for each share of Cornell common stock, which we refer to as the stock consideration; or (ii) the right to receive cash consideration equal to the greater of (x) the fair market value of one share of GEO common stock plus $6.00 or (y) the fair market value of 1.3 shares of GEO common stock, which we refer to as the cash consideration. The stock consideration and cash consideration are collectively referred to as the merger consideration. Cornell stockholders desiring to receive a combination of GEO common stock and cash may do so by making a stock election with respect to a portion of their shares and a cash election with respect to their remaining shares. If a Cornell stockholder fails to make an election, the holder will receive the stock consideration. In order to preserve the tax-deferred treatment of the transaction, no more than 20% of the outstanding shares of Cornell common stock may be exchanged for the cash consideration. If cash elections are made with respect to more than 20% of Cornell’s shares, the excess over 20% shall be treated as a stock election and will be exchanged for shares of GEO common stock. Additionally, if cash elections are made such that the aggregate cash consideration would exceed $100.0 million, then GEO may elect, in its sole discretion, to pay such excess amount in shares of GEO common stock or in cash.

The combined company will be named The GEO Group, Inc. and the shares of the combined company will continue to be traded on the New York Stock Exchange, or the NYSE, under the symbol “GEO.” GEO shareholders will continue to own their existing shares after the merger. On          , 2010, the closing price per share of GEO common stock as reported by the NYSE was $     . On          , 2010, the closing price per share of Cornell common stock as reported by the NYSE was $     . You are urged to obtain current market quotations for the shares of GEO and Cornell.

YOUR VOTE IS IMPORTANT. The merger cannot be completed unless holders of GEO common stock vote to approve the issuance of GEO common stock, which we refer to as the GEO share issuance, in connection with the merger, and Cornell stockholders vote to adopt the merger agreement.

The GEO board of directors recommends that GEO shareholders vote “FOR” the GEO share issuance in connection with the merger, “FOR” the amendments to The GEO Group, Inc. 2006 Stock Incentive Plan and “FOR” the adjournment of the GEO special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals. The Cornell board of directors recommends that Cornell stockholders vote “FOR” the adoption of the merger agreement and “FOR” the adjournment of the Cornell special meeting, if necessary, to solicit additional proxies in favor of the adoption of the merger agreement.

GEO and Cornell will each hold a special meeting of their respective shareholders and stockholders to vote on these proposals. Whether or not you plan to attend your company’s special meeting, please take the time to cause your shares to be voted by completing and mailing the enclosed proxy card or submitting your proxy by telephone or through the Internet, using the procedures in the proxy voting instructions included with your proxy card. Even if you return the proxy, you may attend the special meeting and vote your shares in person at the meeting.

This joint proxy statement/prospectus describes the proposed merger and related transactions in more detail. GEO and Cornell encourage you to read this entire joint proxy statement/prospectus carefully, including the merger agreement, which is included as Annex A, and the section discussing “Risk Factors” relating to the merger and the combined company beginning on page 18.

GEO and Cornell look forward to the successful combination of the two companies.

George C. Zoley Chairman of the Board of Directors and Chief Executive Officer, The GEO Group, Inc.	James E. Hyman Chairman of the Board of Directors, Chief Executive Officer and President Cornell Companies, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the merger described in this joint proxy statement/prospectus or the GEO common stock to be issued pursuant to the merger, or determined if this joint proxy statement/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

This joint proxy statement/prospectus is dated          , 2010 and, together with the accompanying proxy card, is first being mailed or otherwise delivered to GEO shareholders and Cornell stockholders on or about          , 2010.

THIS JOINT PROXY STATEMENT/PROSPECTUS INCORPORATES
ADDITIONAL INFORMATION

This joint proxy statement/prospectus incorporates by reference important business and financial information about GEO and Cornell from other documents filed with the Securities and Exchange Commission, or the SEC, that are not included in or delivered with this joint proxy statement/prospectus. These SEC filings are available to the public at the website maintained by the SEC at http://www.sec.gov and at the SEC’s public reference room located at 100 F Street, N.E., Room 1024, Washington, DC 20549. This information is available to you without charge upon your written or oral request. For a list of the documents incorporated by reference into this joint proxy statement/prospectus and more information on how you can obtain these filings, see “Where You Can Find More Information” beginning on page 111. You can obtain electronic or hardcopy versions of the documents that are incorporated by reference into this joint proxy statement/prospectus, without charge, from the Investor Relations section of the appropriate company’s website or by requesting them in writing or by telephone, in each case as set forth below:

if you are a GEO shareholder:		if you are a Cornell stockholder:

Electronic:	www.geogroup.com Pablo E. Paez Director, Corporate Relations The GEO Group, Inc. Phone: (866) 301-4436 E-mail: ppaez@geogroup.com	Electronic:	www.cornellcompanies.com Charles Seigel Vice President Cornell Companies, Inc. Phone: (888) 624-0816 Email: InvestorRelations@cornellcompanies.com

By Mail:	The GEO Group, Inc. One Park Place, Suite 700 621 Northwest 53rd Street Boca Raton, Florida 33487 Attention: Director, Corporate Relations	By Mail:	Cornell Companies, Inc. 1700 West Loop South, Suite 1500 Houston, Texas 77027 Attention: Investor Relations

E-mail Address:	ppaez@geogroup.com	E-mail Address:	InvestorRelations@cornellcompanies.com

By Telephone:	(866) 301-4436	By Telephone:	(888) 624-0816

IF YOU WOULD LIKE TO REQUEST DOCUMENTS, PLEASE DO SO BY          , 2010 IN ORDER TO RECEIVE THEM BEFORE YOUR COMPANY’S SPECIAL MEETING. YOU WILL NOT BE CHARGED FOR ANY OF THE DOCUMENTS YOU REQUEST.

SUBMITTING A PROXY ELECTRONICALLY, BY TELEPHONE OR BY MAIL

GEO shareholders of record on          , 2010 may submit their proxies as follows:

•	Through the Internet, by visiting the website established for that purpose at www. .com and following the instructions;

•	By telephone, by calling the toll-free number in the United States, Canada or Puerto Rico on a touch-tone phone and following the recorded instructions; or

•	By mail, by marking, signing, and dating the enclosed proxy card and returning it in the postage-paid envelope provided or returning it pursuant to the instructions set out in the proxy card.

Cornell stockholders of record on          , 2010 may submit their proxies as follows:

•	Through the Internet, by visiting the website established for that purpose at www. .com and following the instructions;

•	By telephone, by calling the toll-free number in the United States, Canada or Puerto Rico on a touch-tone phone and following the recorded instructions; or

•	By mail, by marking, signing, and dating the enclosed proxy card and returning it in the postage-paid envelope provided or returning it pursuant to the instructions provided in the proxy card.

If you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On          , 2010

Dear GEO Shareholder:

The GEO Group, Inc. is pleased to invite you to attend a special meeting of the shareholders of GEO, which will be held on          , 2010 at   a.m., Eastern time, at          .

The purpose of the GEO special meeting is to consider and to vote upon the following proposals:

•	a proposal to approve the issuance of shares of GEO common stock and other securities convertible into or exercisable for shares of GEO common stock, which we refer to as the GEO share issuance, in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of April 18, 2010, among GEO, GEO Acquisition III, Inc., a wholly owned subsidiary of GEO formed for the purpose of the merger, and Cornell Companies, Inc.;

•	a proposal to approve amendments to The GEO Group, Inc. 2006 Stock Incentive Plan, which we refer to as the 2006 Plan, to increase the number of shares of common stock subject to awards under the 2006 Plan; and

•	a proposal to approve an adjournment of the GEO special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

The GEO board of directors has determined that the GEO share issuance in connection with the merger and the amendments to the 2006 Plan are advisable and in the best interests of GEO and its shareholders and recommends that GEO shareholders vote “FOR” the GEO share issuance in connection with the merger, “FOR” the amendments to the 2006 Plan and “FOR” the adjournment of the GEO special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

GEO and Cornell cannot complete the merger unless the GEO share issuance is approved by the affirmative vote of holders of shares of GEO common stock representing a majority of votes cast on the proposal, provided that the total number of votes cast on the proposal must represent a majority of the total number of shares of GEO common stock issued and outstanding on the record date for the GEO special meeting.

Your vote is very important. Your failure to vote will make it more difficult to approve the GEO share issuance.

The close of business on          , 2010 has been fixed as the record date, which is referred to as the GEO record date. Only holders of record of GEO common stock on the GEO record date are entitled to notice of, and to vote at, the GEO special meeting or any adjournments or postponements of the GEO special meeting. A list of the holders of GEO common stock entitled to vote at the GEO special meeting will be available for examination by any GEO shareholder, for any purpose germane to the GEO special meeting, at GEO’s principal executive offices at One Park Place, Suite 700, 621 Northwest 53rd Street, Boca Raton, Florida 33487, for ten days before the GEO special meeting, during normal business hours, and at the time and place of the GEO special meeting as required by law.

GEO directs your attention to the joint proxy statement/prospectus accompanying this notice for a more complete statement regarding the matters proposed to be acted upon at the GEO special meeting. You are encouraged to read the entire joint proxy statement/prospectus carefully, including the merger agreement, which is included as Annex A to the joint proxy statement/prospectus, and the section discussing “Risk Factors” beginning on page 18.

SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ATTEND THE GEO SPECIAL MEETING, PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE BY MAIL, BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS ON THESE DIFFERENT WAYS TO SUBMIT YOUR PROXY ARE FOUND ON THE ENCLOSED PROXY FORM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE GEO SPECIAL MEETING. YOUR VOTE IS IMPORTANT, SO PLEASE VOTE YOUR SHARES AS SOON AS POSSIBLE.

By Order of the Board of Directors,

George C. Zoley
Chairman of the Board of Directors and
Chief Executive Officer

          , 2010

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On          , 2010

Dear Cornell Stockholder:

Cornell Companies, Inc. is pleased to invite you to attend a special meeting of the stockholders of Cornell which will be held on          , 2010 at   a.m., Central time, at          .

The purpose of the Cornell special meeting is to consider and to vote upon the following proposals:

•	a proposal to adopt the Agreement and Plan of Merger, dated as of April 18, 2010, among The GEO Group, Inc., GEO Acquisition III, Inc., a wholly owned subsidiary of GEO formed for the purpose of the merger, and Cornell Companies, Inc., a copy of which is attached as Annex A to the joint proxy statement/prospectus, pursuant to which Cornell will become a wholly owned subsidiary of GEO; and

•	a proposal to approve an adjournment of the Cornell special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal.

The Cornell board of directors has determined that the merger agreement and the transactions contemplated by it, including the merger, are advisable and in the best interests of Cornell and its stockholders and recommends that Cornell stockholders vote “FOR” the adoption of the merger agreement and “FOR” the adjournment of the Cornell special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal.

GEO and Cornell cannot complete the merger unless the proposal to adopt the merger agreement is approved by holders of a majority of the total number of shares of Cornell common stock issued and outstanding on the record date for the Cornell special meeting.

Your vote is very important. Abstentions and broker non-votes will have the same effect as a vote against approval of the merger agreement.

The close of business on          , 2010 has been fixed as the record date, which is referred to as the Cornell record date. Only holders of record of Cornell common stock on the Cornell record date are entitled to notice of, and to vote at, the Cornell special meeting or any adjournments or postponements of the Cornell special meeting. A list of Cornell stockholders entitled to vote at the Cornell special meeting will be available for examination by any Cornell stockholder for any purpose germane to the Cornell special meeting, at Cornell’s principal executive offices at 1700 West Loop South, Suite 1500, Houston, Texas 77027, for ten days before the Cornell special meeting, during normal business hours, and at the time and place of the Cornell special meeting as required by law.

Cornell directs your attention to the joint proxy statement/prospectus accompanying this notice for more detailed information regarding the matters proposed to be acted upon at the Cornell special meeting. You are encouraged to read the entire joint proxy statement/prospectus carefully, including the merger agreement, which is included as Annex A to the joint proxy statement/prospectus, and the section discussing “Risk Factors” beginning on page 18.

SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER OR NOT YOU ATTEND THE CORNELL SPECIAL MEETING, PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE BY MAIL, BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS ON THESE DIFFERENT WAYS TO SUBMIT YOUR PROXY ARE FOUND ON THE ENCLOSED PROXY FORM. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE CORNELL SPECIAL MEETING. YOUR VOTE IS IMPORTANT, SO PLEASE VOTE YOUR SHARES AS SOON AS POSSIBLE.

By Order of the Board of Directors,

James E. Hyman
Chairman of the Board, Chief Executive
Officer and President

          , 2010

i

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q.	Why am I receiving these materials?

A.	GEO’s board of directors and the Cornell board of directors have approved a merger agreement pursuant to which a wholly owned subsidiary of GEO will merge with and into Cornell, with Cornell surviving the merger and becoming a wholly owned subsidiary of GEO. In order to complete the merger, GEO shareholders must vote to approve the issuance of shares of GEO common stock to Cornell stockholders in the merger, and Cornell stockholders must vote to adopt the merger agreement.

Additionally, GEO is seeking approval to amend the 2006 Plan to increase the number of shares of common stock subject to awards under the 2006 Plan by [ ], from 2,400,000 to [ ], and make other related changes to numerical thresholds in the 2006 Plan. The 2006 Plan, as amended and restated to reflect (i) the proposed amendments to the 2006 Plan and (ii) prior amendments that have been adopted and approved since the 2006 Plan’s initial adoption, is attached as Annex F to this joint proxy statement/prospectus.

GEO and Cornell will hold separate special meetings of their respective shareholders and stockholders to obtain these approvals. This document is the joint proxy statement for GEO and Cornell to solicit proxies for their respective special meetings. It is also the prospectus of GEO regarding the shares of GEO common stock to be issued as contemplated by the merger agreement. This document contains important information about the proposed merger and the special meetings of GEO and Cornell, and you should read it carefully.

Q:	What will happen in the merger?

A:	In the merger, GEO Acquisition III, Inc., a Delaware corporation and a wholly owned subsidiary of GEO, will be merged with and into Cornell, referred to as the merger, with Cornell surviving the merger and becoming a wholly owned subsidiary of GEO. Immediately following the merger, GEO will continue to be named “The GEO Group, Inc.” and will be the parent company of Cornell. As a result of the merger Cornell common stock will no longer be publicly traded.

Q:	What will I receive in the merger?

A:	GEO Shareholders. Each share of GEO common stock held by GEO shareholders immediately before the merger will continue to represent one share of common stock of the combined company after the effective time of the merger. GEO shareholders will receive no consideration in the merger.

Cornell Stockholders. At the effective time of the merger, each share of common stock of Cornell, par value $.001 per share, issued and outstanding immediately prior to the effective time of the merger will be cancelled and converted into, at the option of the holder, the right to receive either: (i) 1.3 shares of common stock of GEO, par value $.01 per share, or (ii) the right to receive cash consideration equal to the greater of (x) the fair market value of one share of GEO common stock plus $6.00 or (y) the fair market value of 1.3 shares of GEO common stock. Cornell stockholders desiring to receive a combination of GEO common stock and cash may do so by making a stock election with respect to a portion of their shares and a cash election with respect to their remaining shares. If a Cornell stockholder fails to make an election, the holder will receive the stock consideration. “Fair market value” of GEO common stock for the purpose of determining the cash consideration means the average of the daily closing prices per share of GEO common stock for the ten consecutive trading days on which shares of GEO common stock are actually traded (as reported on the NYSE) ending on the last trading day immediately preceding the tenth business day preceding the closing date.

In order to preserve the tax-deferred treatment of the transaction, no more than 20% of the outstanding shares of Cornell common stock may be exchanged for the cash consideration. If cash elections are made with respect to more than 20% of Cornell’s shares, the excess over 20% shall be treated as a stock election and will be exchanged for shares of GEO common stock. In such event, a pro rata portion (rounded up to the nearest whole share) of each holder’s shares of Cornell common stock with respect to which an election was made to elect cash consideration shall instead be converted to GEO common stock. If cash elections are made such that the aggregate cash consideration to be received by Cornell stockholders would exceed $100 million, such excess amount may be paid at the election of GEO in shares of GEO common stock or in cash.

Q:	Can Cornell stockholders elect whether to receive cash or stock consideration for their Cornell shares?

A:	Yes, we have enclosed with this joint proxy statement/prospectus election materials which will allow Cornell stockholders to elect, with respect to each share of Cornell common stock owned, stock consideration or cash consideration. Cornell stockholders desiring to receive a combination of GEO common stock and cash may do so by making a stock election with respect to a portion of their shares and a cash election with respect to their remaining shares.

Q:	If a Cornell stockholder elects to receive all of the merger consideration in cash, will that stockholder be assured of receiving only cash?

A:	No. GEO will not pay cash consideration for more than 20% of the shares of Cornell common stock and any such excess of elections for cash consideration shall be paid in GEO common stock. Additionally, if the cash elections would result in an aggregate of more than $100 million of cash consideration, GEO may in its sole discretion pay such excess consideration in cash or shares of GEO common stock.

Q:	If a Cornell stockholder elects to receive all of the merger consideration in GEO common stock, will that stockholder be assured of receiving only GEO common stock?

A:	Yes. The Cornell stockholders electing to receive stock consideration and the Cornell stockholders failing to make an election will receive stock consideration and no portion of such election shall be pro-rated into cash consideration.

Q:	How do Cornell stockholders elect which form of consideration they would prefer to receive in the merger?

A:	To make an election, Cornell stockholders as of the record date must properly complete and sign the election form and letter of transmittal sent to them together with this joint proxy statement/prospectus, and send those documents and the certificates (or properly completed notice of guaranteed delivery) for their shares to [ ], the exchange agent, at the address listed in the election form and letter of transmittal by the election deadline, which is 5:00 p.m., New York time, on , 2010.

If you own shares of Cornell common stock in “street name” through a broker or other financial institution, you will receive or should seek instructions from the institution holding your shares concerning how to make your election. Any instructions must be given to your broker or other financial institution sufficiently in advance of the election deadline for record holders in order to allow your broker or financial institution sufficient time to cause the record holder of your shares to make an election as described above. Therefore, you should carefully read any materials you receive from your broker. If you instruct a broker to submit an election for your shares, you must follow your broker’s directions for changing those instructions. Please see “The Merger Agreement — Merger Consideration — Election Procedures” beginning on page 67 for additional information.

All elections are subject to the proration procedures as further described herein. If you do not make a valid election your shares will be considered non-election shares, and when the merger is completed you will be entitled to receive the stock consideration.

Q:	May Cornell stockholders change or revoke their election after they have mailed their completed election form and letter of transmittal?

A:	If a Cornell stockholder is a holder of Cornell common stock as of the record date, the holder may change the holder’s election or change the number of shares for which the holder has made an election at any time prior to the election deadline by sending a signed written notice to the exchange agent identifying the shares of Cornell common stock for which the holder is changing the election along with a properly completed revised election form. For a change of an election to be effective, it must be received by the exchange agent prior to the election deadline. Shares of Cornell common stock as to which an election has been revoked after the election deadline will be deemed non-election shares, and no new election as to such shares may be made after the election deadline. If a Cornell stockholder holds its shares in “street name,” the holder must follow the broker’s instructions for changing or revoking an election.

Q:	When do GEO and Cornell expect to complete the merger?

A:	GEO and Cornell are working to complete the merger as quickly as practicable. GEO and Cornell expect to complete the merger after all conditions to the merger in the merger agreement are satisfied or waived, including the receipt of GEO shareholder approval at the special meeting of shareholders of GEO and receipt of Cornell stockholder approval at the special meeting of Cornell stockholders and the receipt of all required regulatory approvals. See “The Merger Agreement — Conditions to Completion of the Merger” beginning on page 77. GEO and Cornell currently expect to complete the merger during the third quarter of 2010. However, because fulfillment of some of the conditions to completing the merger are outside of either company’s control, we cannot predict the actual timing or if the merger will be completed at all.

Q:	When and where are the GEO and Cornell special meetings?

A:	GEO Special Meeting. A special meeting of GEO shareholders, which is referred to as the GEO special meeting, will be held on , 2010 at a.m., Eastern time, at , to consider and vote on the proposals related to the merger and amendments to the 2006 Plan.

Cornell Special Meeting. A special meeting of Cornell stockholders, which is referred to as the Cornell special meeting, will be held on , 2010 at a.m., Central time, at , to consider and vote on the proposals related to the merger.

Q:	What are the quorum requirements for the GEO special meeting?

A:	Under Florida law and GEO’s bylaws, a quorum of GEO’s shareholders at the GEO special meeting is necessary to transact business. A majority of shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the GEO special meeting.

Q:	What are the quorum requirements for the Cornell special meeting?

A:	Under Delaware law and Cornell’s Bylaws, a quorum of Cornell’s stockholders at the Cornell special meeting is necessary to transact business. The presence of holders representing a majority of the votes of all outstanding Cornell common stock on the record date entitled to vote at the Cornell special meeting will constitute a quorum for the transaction of business at the Cornell special meeting.

Q:	Why is my vote important?

A:	In order to complete the merger, GEO shareholders must approve of the GEO share issuance and Cornell stockholders must vote to adopt the merger agreement.

Q:	What votes of GEO shareholders are required to complete the merger?

A:	In order to complete the merger, GEO shareholders must approve the issuance of GEO common stock and other securities convertible into or exercisable for shares of GEO common stock in connection with the merger, which is referred to as the GEO share issuance.

The GEO share issuance requires the affirmative vote of holders of shares of GEO common stock representing a majority of votes cast on the proposal, provided that the total number of votes cast on the proposal must represent a majority of the total number of shares of GEO common stock issued and outstanding on the record date for the GEO special meeting.

If you are a GEO shareholder, any of your shares as to which you abstain will have the same effect as a vote “AGAINST” the GEO share issuance.

The approval is referred to as the GEO shareholder approval.

The approval of the merger agreement and the closing of the merger are not conditioned upon approval of the amendments to the 2006 Plan.

The GEO board of directors recommends that GEO shareholders vote “FOR” the GEO share issuance in connection with the merger.

v

Q:	What votes of Cornell stockholders are required to complete the merger?

A:	Cornell stockholders are being asked to adopt the merger agreement, which requires the approval of holders of a majority of the total number of shares of Cornell common stock issued and outstanding on the record date for the Cornell special meeting, which is referred to as the Cornell stockholder approval.

If you are a Cornell stockholder, any of your shares as to which you abstain or which are not voted will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.

The Cornell board of directors recommends that Cornell stockholders vote “FOR” the adoption of the merger agreement.

Q.	What votes of GEO shareholders are required to amend the 2006 Plan?

A.	The approval of the amendments to the 2006 Plan requires the affirmative vote of holders of shares of GEO common stock representing a majority of votes cast in the proposal, provided that the total number of votes cast on the proposal must represent a majority of the total number of shares of GEO common stock issued and outstanding on the record date for the GEO special meeting.

If you are a GEO shareholder, any of your shares as to which you abstain or which are not voted will have the same effect as a vote “AGAINST” the amendments to the 2006 Plan.

Q.	Why are GEO shareholders being asked to approve the amendments to the 2006 Plan?

A.	GEO is seeking approval to amend the 2006 Plan to increase the number of shares of common stock subject to the awards under the 2006 Plan by [ ] from 2,400,000 to [ ], and make other related changes to numerical thresholds in the 2006 Plan. GEO is seeking to increase in the number of shares of common stock subject to the plan in order to provide adequate availability to issue new awards to Cornell employees who will become GEO employees upon the closing of the merger as well as GEO employees who will be involved in the completion of the merger and the integration of Cornell’s operations. GEO’s board of directors believes that the equity awards are a key component of overall employee compensation and will help maintain GEO’s performance-oriented culture and further align the interests of GEO’s employees and shareholders.

Q.	Is the closing of the merger between GEO and Cornell contingent upon GEO shareholders approving the amendments to the 2006 Plan?

A.	No. Although GEO’s board of directors believe that the amendments to the 2006 Plan are important to align the interests of employees of the combined company with the interests of GEO’s shareholders, the approval of the merger agreement and the consummation of the merger between GEO and Cornell are not contingent upon GEO shareholders approving amendments to the 2006 Plan.

Q.	Are any Cornell stockholders already committed to vote in favor of any of the special meeting proposals?

A.	Under a voting agreement with GEO, which is attached as Annex B to this joint proxy statement/prospectus, certain significant stockholders of Cornell have agreed to vote all of their shares of Cornell common stock in favor of the Cornell merger agreement proposal and have granted to GEO a proxy to vote their shares in favor of the proposal. As of April 15, 2010, the Cornell stockholders who are parties to the voting agreement collectively beneficially owned (with sole or shared voting power) 2,747,185 shares, or 18.4%, of the Cornell common stock outstanding and entitled to vote at the special meeting. For more information, see “The Merger Agreement — Voting Agreement.”

Q.	How may the Cornell stockholders vote their shares for the special meeting proposals presented in this joint proxy statement/prospectus?

A.	Cornell’s stockholders have four voting options:

• over the internet, which we encourage if you have internet access, by accessing the web page at [ ] and following the on-screen instructions;

• by telephone, by calling toll-free [( ) - ] and following the instructions;

• by mail, after completing, signing, and dating the enclosed proxy card and mailing it in the enclosed, prepaid and addressed envelope; or

• by attending the special meeting and voting your shares in person.

Proxies submitted through the Internet or by telephone must be received by 11:59 p.m., Central Standard Time, on [ , 2010].

Q.	Will Cornell’s stockholders be able to vote their shares at the Cornell special meeting?

A.	Yes. Submitting a proxy will not affect the right of any Cornell stockholder to vote in person at the special meeting. Cornell will distribute written ballots to any Cornell stockholder who requests, and is entitled, to vote at the special meeting. If a Cornell stockholder holds shares in “street name,” the stockholder must request a proxy from the stockholder’s broker or bank in order to vote those shares in person at the special meeting.

Q.	What do Cornell’s stockholders need to do now?

A.	After carefully reading and considering the information contained in this joint proxy statement/prospectus, Cornell’s stockholders are requested to complete and return their proxies as soon as possible. The proxy card will instruct the persons named on the proxy card to vote the stockholder’s Cornell shares at the special meeting as the stockholder directs. If a stockholder signs and sends in a proxy card and does not indicate how the stockholder wishes to vote, the proxy will be voted “FOR” both of the special meeting proposals.

Q.	May a Cornell stockholder change the stockholder’s vote after submitting a proxy?

A.	Yes. A Cornell stockholder may change a vote at any time before the stockholder’s proxy is voted at the Cornell special meeting. A proxy submitted through the Internet or by telephone may be revoked by executing a later-dated proxy card, by subsequently submitting a proxy through the Internet or by telephone, or by attending the special meeting and voting in person. A stockholder executing a proxy card also may revoke the proxy at any time before it is voted by giving written notice revoking the proxy to Cornell’s Corporate Secretary, by subsequently filing another proxy card bearing a later date or by attending the special meeting and voting in person. Attending the special meeting will not automatically revoke a stockholder holder’s prior submission of a proxy (by Internet, telephone or in writing). A revocation of a proxy shall also be deemed a revocation of an election with respect to the merger consideration. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to:

Cornell Companies, Inc.
1700 West Loop South, Suite 1500
Houston, Texas 77027
Attention: Corporate Secretary

If your shares are held in the name of a broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee. If you need assistance in changing or revoking your proxy, please contact [ ], toll-free at [ ].

Q.	If I am a Cornell stockholder, who can help answer my questions?

A.	If you have any questions about the merger or the special meeting, or if you need additional copies of this joint proxy statement/prospectus or the enclosed proxy card, you should contact Cornell’s proxy solicitor, at the following address or phone number:

[Proxy Solicitor]
[Address]

Q.	Are any of GEO’s shareholders already committed to vote in favor of any of the special meeting proposals?

A.	None of GEO’s shareholders are committed to vote in favor of any of the special meeting proposals.

Q.	How may GEO’s shareholders vote their shares for the special meeting proposals presented in this joint proxy statement/prospectus?

A.	GEO’s shareholders have four voting options:

• over the internet, which we encourage if you have internet access, by accessing the web page at [ ] and following the on-screen instructions;

• by telephone, by calling toll-free [( ) - ] and following the instructions;

• by mail, after completing, signing, and dating the enclosed proxy card and mailing it in the enclosed, prepaid and addressed envelope; or

• by attending the special meeting and voting your shares in person.

Proxies submitted through the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on [ , 2010].

Q.	Will GEO’s shareholders be able to vote their shares at the GEO special meeting?

A.	Yes. Submitting a proxy will not affect the right of any GEO shareholder to vote in person at the special meeting. GEO will distribute written ballots to any GEO shareholder who requests, and is entitled, to vote at the special meeting. If a GEO shareholder holds shares in “street name,” the shareholder must request a proxy from the shareholder’s broker or bank in order to vote those shares in person at the special meeting.

Q.	What do GEO’s shareholders need to do now?

A.	After carefully reading and considering the information contained in this joint proxy statement/prospectus, GEO’s shareholders are requested to complete and return their proxies as soon as possible. The proxy card will instruct the persons named on the proxy card to vote the GEO shareholder’s shares at the special meeting as the shareholder directs. If a shareholder signs and sends in a signed proxy card and does not indicate how the shareholder wishes to vote, the proxy will be voted “FOR” the proposal to approve the GEO share issuance, the proposal to amend the 2006 Plan, and the proposal to approve an adjournment to the special meeting, if necessary.

Q.	May a GEO shareholder change his/her vote after submitting a proxy?

A.	Yes. A GEO shareholder may change a vote at any time before the shareholder’s proxy is voted at the GEO special meeting. A proxy submitted through the Internet or by telephone may be revoked by executing a later-dated proxy card, by subsequently submitting a proxy through the Internet or by telephone, or by attending the special meeting and voting in person. A shareholder executing a proxy card also may revoke the proxy at any time before it is voted by giving written notice revoking the proxy to GEO’s secretary, by subsequently filing another proxy card bearing a later date or by attending the special meeting and voting in person. Attending the special meeting will not automatically revoke a shareholder’s prior submission of a proxy (by Internet, telephone or in writing). All written notices of revocation or other communications with respect to revocation of proxies should be addressed to:

The GEO Group, Inc.
One Park Place, Suite 700
621 NW 53rd Street
Boca Raton, Florida 33487
Attention: Corporate Secretary

If your shares are held in the name of a broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee. If you need assistance in changing or revoking your proxy, please contact [ ], toll-free at [ ].

Q.	If I am a GEO shareholder, who can help answer my questions?

A.	If you have any questions about the merger or the special meeting, or if you need additional copies of this joint proxy statement/prospectus or the enclosed proxy card, you should contact GEO’s proxy solicitor, at the following address or phone number:

[Proxy Solicitor]
[Name]

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	No. Your broker is not permitted to decide how your shares should be voted. Your broker will only vote your shares on a proposal if you provide your broker with voting instructions on that proposal. You should instruct your broker to vote your shares by following the directions that your broker provides you. Please review the voting information form used by your broker to see if you can submit your voting instructions by telephone or Internet.

A broker non-vote occurs when a beneficial owner fails to provide voting instructions to his or her broker as to how to vote the shares held by the broker in street name and the broker does not have discretionary authority to vote without instructions. See “The GEO Special Meeting” beginning on page 82 and “The Cornell Special Meeting” beginning on page 86.

Q:	What if I fail to instruct my broker with respect to those items that are necessary to consummate the merger?

A:	If you are a GEO shareholder, under the NYSE rules, a broker non-vote will not be considered a vote cast on the GEO share issuance. Additionally, a broker non-vote will not be considered a vote cast on the amendments to the 2006 Plan. Because the proposals at the GEO special meeting are not considered “routine” under NYSE rules, brokers are not entitled to vote on such proposals without receiving voting instructions from a beneficial owner. Broker non-votes will not be counted towards a quorum at the GEO special meeting.

If you are a Cornell stockholder, a broker non-vote will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. Because the proposals at the Cornell special meeting are not considered “routine” under NYSE rules, brokers are not entitled to vote on such proposals without receiving voting instructions from a beneficial owner. As a result, broker non-votes will not be counted towards a quorum at the Cornell special meeting.

Q:	Should Cornell stockholders send in their stock certificates now?

A:	If a Cornell stockholder is a record holder and the holder wishes to make an election, the holder must send the stock certificates representing the shares of Cornell common stock with respect to which the holder is making an election with the holder’s completed election form and letter of transmittal. Please do not send your election form and stock certificates with your proxy card for the special meeting. Your election form and stock certificates are to be submitted separately from your proxy card. If a Cornell stockholder does not make an election with respect to all of the holder’s shares, the holder will receive a letter of transmittal from the exchange agent promptly after the completion of the merger with instructions for sending in the holder’s stock certificates. If a Cornell stockholder owns shares of Cornell common stock in “street name” through a broker or other financial institution and the holder wishes to make an election, the holder will receive or should seek instructions from the institution holding its shares concerning how to make an election.

Q:	What if I hold Cornell employee stock options or restricted stock awards?

A:	With the exception of options under Cornell’s employee stock purchase plan, with respect to which the election can be made to receive the stock consideration or the cash consideration, in the merger, all other outstanding Cornell employee stock options will vest. All Cornell stock options which are outstanding and unexercised immediately following the effective time of the merger and do not, by their terms, terminate on the effective date will be assumed by GEO, and these options will entitle the holder to receive GEO common stock as adjusted to account for the exchange ratio of 1.3 shares of GEO common stock, referred to herein as the exchange ratio. All restricted stock awards will vest and be automatically converted into shares of GEO common stock as adjusted to account for the exchange ratio. See “The Merger Agreement — Cornell Options and Other Equity-Based Awards” beginning on page 68.

Q.	Will I be able to sell the shares of GEO common stock that I receive in the merger?

A.	You may freely trade the shares of GEO common stock issued in the merger, unless you are deemed an affiliate of GEO. GEO shares are quoted on the NYSE under the symbol “GEO.” Persons who are considered “affiliates” (generally directors, officers and 10% or greater shareholders) of GEO may resell shares of GEO common stock received in the merger only if the shares are registered for resale under the Securities Act or an exemption is available. We will notify you if we believe you are deemed an affiliate of GEO as a result of the merger.

Q:	Do I have appraisal rights?

A:	No. Neither Cornell stockholders nor GEO shareholders have appraisal rights in connection with the merger.

Q:	What are the material U.S. federal income tax consequences of the merger?

A:	GEO and Cornell intend for the merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, referred to herein as the Code, for U.S. federal income tax purposes. Accordingly, holders of Cornell common stock will generally not recognize any gain or loss for U.S. federal income tax purposes upon the exchange of their shares of Cornell common stock for GEO common stock in the merger, except that gain or loss will be recognized on the receipt of cash in lieu of fractional shares and gain (but not loss) will be recognized to the extent of other cash received. Cornell stockholders are urged to review the section of this joint proxy statement/prospectus entitled ‘‘Material U.S. Federal Income Tax Consequences” beginning on page 58 for more information and to consult their tax advisors as to the U.S. federal income tax consequences of the merger, as well as the effect of state, local, foreign and other tax laws and of any proposed changes to applicable tax laws.

Q:	Are there risks involved in undertaking the merger?

A:	Yes. In evaluating the merger, GEO shareholders and Cornell stockholders should carefully consider the factors discussed in “Risk Factors” beginning on page 18 and other information about GEO and Cornell included in the documents incorporated by reference into this joint proxy statement/prospectus.

Q.	Where can I find more information about the companies?

A.	You can find more information about GEO and Cornell from the various sources described under the section of this document titled “Where You Can Find More Information” beginning on page 111.

x

SUMMARY

This summary highlights information contained elsewhere in this joint proxy statement/prospectus. It does not contain all of the information that may be important to you. You are urged to read carefully this entire joint proxy statement/prospectus, including the attached annexes, and the other documents to which this joint proxy statement/prospectus refers you in order for you to understand fully the proposed merger. See “Where You Can Find More Information” beginning on page 111. Each item in this summary refers to the page of this joint proxy statement/prospectus on which that subject is discussed in more detail.

The Companies

The GEO Group Inc. (see page 64)
One Park Place, Suite 700
621 NW 53rd Street
Boca Raton, Florida 33487
(561) 893-0101

www.geogroup.com (The information contained on GEO’s website shall not be deemed part of this joint proxy statement/prospectus.)

GEO is a leading provider of government-outsourced services specializing in the management of correctional, detention and mental health and residential treatment facilities in the United States, Canada, Australia, South Africa and the United Kingdom.

As of the fiscal year ended January 3, 2010, GEO manages 57 facilities totaling approximately 52,800 beds worldwide. GEO has an additional 4,325 beds under development at three facilities, including an expansion and renovation of one vacant facility which GEO currently owns, the expansion of one facility GEO currently owns and operates and a new 2,000-bed facility which GEO will manage upon completion. GEO owns three idle facilities totaling 954 beds and two facilities totaling 1,560 beds that are leased to Cornell and other private operators. GEO maintained an average companywide facility occupancy rate of 94.6% for the fiscal year ended January 3, 2010, excluding facilities that are either idle or under development.

Cornell Companies, Inc. (see page 65)
1700 West Loop South, Suite 1500
Houston, Texas 77027
(713) 623-0790

www.cornellcompanies.com (The information contained on Cornell’s website shall not be deemed part of this joint proxy statement/prospectus.)

Cornell is a leading provider of correctional, detention, educational, rehabilitation and treatment services outsourced by federal, state, county and local government agencies for adults and juveniles.

As of December 31, 2009, Cornell operated 64 facilities among Cornell’s three operating divisions, representing a total operating service capacity of 20,555 beds. Cornell also had four facilities that were vacant, representing additional service capacity of 837 beds. Service capacity is comprised of the number of beds currently available for service in residential facilities and on either the contractual terms or an estimate of the number of clients to be served for non-residential community-based programs. Cornell’s facilities are located in 15 states and the District of Columbia.

The Merger

The Agreement and Plan of Merger, dated as of April 18, 2010, among The GEO Group, Inc., GEO Acquisition III, Inc. and Cornell Companies, Inc., which is referred to as the merger agreement, is included as Annex A to this joint proxy statement/prospectus. GEO and Cornell encourage you to carefully read the merger agreement in its entirety because it is the principal legal agreement that governs the merger.

Structure of the Merger (see page 66)

Subject to the terms and conditions of the merger agreement and in accordance with Delaware law, GEO Acquisition III, Inc., a wholly owned subsidiary of GEO that was formed for the sole purpose of the merger, will be merged with and into Cornell, with Cornell surviving the merger and becoming a wholly owned subsidiary of GEO. Immediately following the merger, GEO will continue to be named “The GEO Group, Inc.” and will be the parent company of Cornell. Accordingly, after the effective time of the merger, shares of Cornell common stock will no longer be publicly traded.

Merger Consideration (see page 66)

Cornell Stockholders.  For each share of Cornell common stock, Cornell stockholders may elect to receive either (i) 1.3 shares of GEO common stock or (ii) an amount of cash equal to the greater of (x) the fair market value (as defined below) of one share of GEO common stock plus $6.00 or (y) the fair market value of 1.3 shares of GEO common stock. Cornell stockholders desiring to receive a combination of GEO common stock and cash may do so by making a stock election with respect to a portion of their shares and a cash election with respect to their remaining shares. If a Cornell stockholder fails to make an election, the holder will receive the stock consideration.

“Fair market value” of GEO common stock for the purpose of determining the cash consideration means the average of the daily closing prices per share of GEO common stock for the ten consecutive trading days on which shares of GEO common stock are actually traded (as reported on the New York Stock Exchange, or NYSE) ending on the last trading day immediately preceding the tenth business day preceding the closing date.

No more than 20% of the shares of Cornell common stock are permitted to be exchanged for the cash consideration. If cash elections are made with respect to more than 20% of the shares of Cornell common stock outstanding immediately before the effective time, the excess over 20% shall be exchanged for shares of GEO common stock, such that only 20% of the shares of Cornell common stock outstanding immediately before the effective time are exchanged for the cash consideration. In such event, a pro rata portion (rounded up to the nearest whole share) of each holder’s shares of Cornell common stock with respect to which an election was made to elect cash consideration shall instead be converted to GEO common stock.

If the Cornell stockholders’ election would otherwise result in more than $100.0 million of cash in the aggregate being paid to holders electing cash consideration, GEO may elect, in its sole discretion, to reduce the amount of cash paid to each holder electing cash consideration pro rata based on the number of shares held so that the total cash paid with respect to all Cornell stockholders electing cash consideration is $100.0 million. If the cash consideration otherwise payable to any holder is reduced under this mechanism, such holder shall be entitled to receive GEO common stock equal to the amount of the reduction.

An election form and letter of transmittal have been enclosed with this joint proxy statement/prospectus pursuant to which Cornell stockholders may elect whether they would prefer to receive GEO common stock or cash in exchange for their Cornell shares. If you were a record holder of Cornell common stock on               , 2010, the record date, you should carefully review and follow the instructions included in the election form and the letter of transmittal. To make an election, record holders must properly complete and sign the election form and letter of transmittal and send those documents and the certificates for their shares (or a properly completed notice of guaranteed delivery) to the exchange agent at the address listed in the election form and letter of transmittal by the election deadline, which is 5:00 p.m. New York time, on               , 2010. If the merger agreement is terminated, all election forms delivered to the exchange agent on or prior to the date of such termination will be automatically revoked and all share certificates will be returned. If you own shares of Cornell common stock in “street name” through a bank, broker or other financial institution and you wish to make an election, you will receive or should seek instructions from the financial institution holding your shares concerning how to make your election.

Please do not send your election form and stock certificates with your proxy card for the special meeting. Your election form and stock certificates are to be submitted separately from your proxy card.

All elections are subject to the proration procedures described above. If you do not make a valid election, your shares will be considered non-election shares, and when the merger is completed you will be entitled to receive the stock consideration for non-election shares as described above.

GEO Shareholders.  GEO shareholders will continue to own their existing shares of GEO common stock after the merger. Each share of GEO common stock will represent one share of common stock in the combined company.

Comparative Per Share Market Price and Share Information (see page 16)

GEO common stock is listed on the NYSE under the symbol “GEO.” Cornell common stock is listed on the NYSE under the symbol “CRN.” The following table sets forth the closing sale prices of GEO common stock as reported on the NYSE and the closing sale prices of Cornell common stock as reported on the NYSE, each on April 16, 2010, the last trading day before the day on which GEO and Cornell announced the execution of the merger agreement, and on          , 2010, the last practicable trading day prior to the printing of this joint proxy statement/prospectus. This table also shows the implied value of a Cornell common share, which was calculated by multiplying the closing price of GEO common stock on those dates by 1.3, which is the total GEO stock consideration in the merger per share of Cornell common stock (assuming that the merger consideration received consists exclusively of GEO common stock).

Implied
Value
	GEO	Cornell	Cornell
	Common	Common	Common
	Stock	Stock	Stock

April 16, 2010	$19.16	$18.47	$24.91
, 2010	$	$	$

The market prices of both GEO common stock and Cornell common stock will fluctuate before the special meetings and before the merger is completed. Therefore, you should obtain current market quotations for GEO common stock and Cornell common stock.

Comparison of Stockholder Rights

GEO is a Florida corporation and Cornell is a Delaware corporation. The GEO Amended and Restated Articles of Incorporation, as amended, and the Amended and Restated Bylaws contain provisions that are different from the Cornell Restated Certificate of Incorporation, as amended, and the Third Amended and Restated Bylaws. Upon completion of the merger, Cornell stockholders that receive GEO common stock in the merger will become shareholders of GEO, and their rights will be governed by the Florida Business Corporation Act, GEO’s Amended and Restated Articles of Incorporation, as amended, and GEO’s Amended and Restated Bylaws. No change to GEO’s articles of incorporation or bylaws will be made as a result of the completion of the merger. For a discussion of certain differences among the rights of GEO shareholders and Cornell stockholders, see “Comparison of Stockholder Rights” beginning on page 93.

Recommendations to GEO Shareholders and Cornell Stockholders

Recommendations to GEO Shareholders.  The GEO board of directors has determined that the GEO share issuance in connection with the merger and the amendments to the 2006 Plan are advisable and in the best interests of GEO and its shareholders. The GEO board of directors recommends that GEO shareholders vote:

•	“FOR” the GEO share issuance in connection with the merger;

•	“FOR” the amendments to the 2006 Plan; and

•	“FOR” the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

For additional information see “The GEO Special Meeting — Board Recommendations” beginning on page 83.

Recommendations to Cornell Stockholders.  The Cornell board of directors has determined that the merger agreement and the merger contemplated thereby are advisable and in the best interests of Cornell and its stockholders. The Cornell board of directors recommends that Cornell stockholders vote:

•	“FOR” the adoption of the merger agreement; and

•	“FOR” the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal.

For additional information see “The Cornell Special Meeting — Board Recommendations” beginning on page 86.

In making its respective recommendation, each board considered those matters set forth under the headings “The Merger — GEO Reasons for the Merger and the Recommendation of GEO’s Board of Directors Relating to the Merger” and “The Merger — Cornell Reasons for the Merger and the Recommendation of the Cornell Board of Directors” beginning on pages 32 and 45, respectively.

Opinions of Financial Advisors (see pages 34 and 36)

GEO.  In connection with the proposed merger, GEO’s board of directors received separate written opinions, dated April 18, 2010, of GEO’s financial advisors, Barclays Capital Inc., referred to as Barclays Capital, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, referred to as BofA Merrill Lynch, as to the fairness, from a financial point of view and as of the date of such opinions, to GEO of the consideration to be paid by GEO in the merger. The full texts of the written opinions are attached as Annexes C and D, respectively, to this joint proxy statement/prospectus and are incorporated herein by reference. The written opinions set forth, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken by GEO’s financial advisors in rendering their respective opinions. The opinions are addressed to GEO’s board of directors for its use in connection with its evaluation of the merger consideration and relate only to the fairness, from a financial point of view, to GEO of the consideration to be paid by GEO in the merger. The opinions do not in any manner address GEO’s underlying business decision to proceed with or effect the merger or any other matter and are not intended to and do not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the merger or any related matter.

Cornell.  In connection with the merger, the Cornell board of directors received an oral opinion, subsequently confirmed by delivery of a written opinion dated April 18, 2010, from Cornell’s financial advisor, Moelis & Company LLC, which is referred to as Moelis & Company, as to the fairness, from a financial point of view and as of the date of such opinion, to the Cornell stockholders of the per share consideration to be received by the Cornell stockholders pursuant to the merger agreement. The full text of Moelis & Company’s written opinion is attached to this joint proxy statement/prospectus as Annex E. Cornell stockholders are encouraged to read Moelis & Company’s opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken by Moelis & Company. Moelis & Company’s opinion was provided for the benefit of the Cornell board of directors in connection with, and for the purpose of, its evaluation of the per share consideration to be received by Cornell from a financial point of view and does not address any other aspect of the merger. The opinion does not address the relative merits of the merger as compared to other business strategies or transactions that might be available with respect to Cornell or Cornell’s underlying business decision to effect the merger. The opinion does not constitute a recommendation to any stockholder as to how to vote or act with respect to the merger.

Cornell Options and Other Equity-Based Awards (see page 68)

At the effective time of the merger, each outstanding option issued by Cornell to purchase shares of Cornell common stock granted under any stock option or other equity incentive plan, which is outstanding and unexercised immediately following the effective time and which does not, by its terms, terminate on the effective time, whether vested or unvested, which is referred to as a Cornell option, will be assumed by GEO, and these options will entitle the holder to receive GEO common stock as adjusted to account for the exchange ratio, rounded down to the nearest whole number of shares of GEO common stock, on the same terms and conditions as were applicable before the merger (but taking into account any acceleration of Cornell options in connection with the merger). In addition, at the effective time of the merger, each Cornell option that has been assumed by GEO will have an exercise price per share equal to the quotient determined by dividing the exercise price per share of Cornell common stock at which such Cornell Option was exercisable immediately prior to the effective time by the exchange ratio rounded up to the nearest whole cent.

At the effective time of the merger, each outstanding share of Cornell restricted stock will vest and be automatically converted into GEO common stock as adjusted to account for the exchange ratio. For more information regarding Cornell equity-based awards, please see “The Merger Agreement — Cornell Options and Other Equity-Based Awards” beginning on page 68.

Cornell will use reasonable best efforts to ensure that, immediately prior to the effective time, the following occurs: (i) each outstanding option or right to acquire Cornell common stock under Cornell’s employee stock purchase plan will automatically be exercised or deemed exercised, and (ii) in lieu of the shares of Cornell common stock otherwise issuable upon the exercise of each such option or right, the holder of such option or right will have the right to elect to receive from GEO, following the effective time, either the stock consideration or the cash consideration, subject to the same prorations and adjustments set forth in “The Merger — Merger Consideration” above, except to the extent that the holder of such option or right elects not to exercise the holder’s options and to withdraw the entire balance of holder’s Cornell employee stock purchase plan account prior to the effective time and subject to the same prorations and adjustments set forth in “The Merger — Merger Consideration” above.

Interests of GEO and Cornell Executive Officers and Directors in the Merger (see pages 45 and 54)

When you consider the GEO and Cornell board of directors’ respective recommendations that GEO shareholders and Cornell stockholders vote in favor of the proposals described in this joint proxy statement/prospectus, you should be aware that (1) some GEO executive officers and directors may have interests that may be different from, or in addition to, GEO shareholders’ interests, and (2) some Cornell executive officers and directors may have interests that may be different from, or in addition to, Cornell stockholders’ interests, including their receipt of change in control benefits under existing Cornell employment arrangements, accelerated vesting of Cornell equity-based awards and participation in various benefits plans.

No Appraisal Rights (see page 58)

Neither Cornell stockholders nor GEO shareholders have appraisal rights in connection with the merger.

Material Federal Income Tax Consequences of the Merger (see page 58)

GEO and Cornell intend for the merger to qualify as a reorganization under Section 368(a) of the Code for U.S. federal income tax purposes. Receipt by a holder of Cornell common stock of GEO common stock pursuant to the merger will generally not cause gain or loss to be recognized for U.S. federal income tax purposes, except that (i) gain or loss will be recognized on the receipt of cash in lieu of a fractional share of GEO common stock, (ii) gain (but not loss) will be recognized to the extent of other cash received in exchange for shares of Cornell common stock in the case of a holder of Cornell common stock who receives a combination of cash and GEO common stock and (iii) gain or loss will be recognized in the case of a holder of Cornell common stock who receives solely cash in exchange for such stock.

The U.S. federal income tax consequences described above may not apply to some holders of Cornell common stock, including some types of holders specifically referred to on page 58. Accordingly, please consult your tax advisor for a full understanding of the particular tax consequences of the merger to you.

Accounting Treatment (see page 58)

The merger will be accounted for as an acquisition by GEO of Cornell under the acquisition method of accounting according to accounting principles generally accepted in the United States, referred to herein as GAAP.

Regulatory Matters (see page 63)

The merger is subject to review by federal and state antitrust authorities pursuant to applicable federal and state antitrust laws. Under the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, referred to herein as the HSR Act, and the rules and regulations thereunder, the merger cannot be completed until the companies have made the required notifications and the occurrence of the first of the following: (1) the early termination of the waiting period; (2) the expiration of the required waiting period; or (3) the resolution of any applicable federal or state litigation. The required notification and report forms were filed by each of GEO and Cornell on April 30, 2010 with the United States Department of Justice, Antitrust Division and the Federal Trade Commission.

Financing (see page 63)

Completion of the merger is not conditioned on receipt of any financing. However, in connection with the merger, GEO intends to refinance Cornell’s existing senior secured credit facility, and Cornell’s existing 10.75% senior notes due 2012 and pay the cash component of the merger consideration, by utilizing a combination of existing cash and one or more draws upon GEO’s existing senior credit facility with BNP Paribas, as amended. BNP Paribas has committed $150.0 million to GEO in order to effect such an increase, which commitment will expire if the merger is not closed on or prior to April 18, 2011. For more information regarding the financing in connection with the merger, see “Financing.”

Voting Agreement (see page 80)

Certain significant stockholders of Cornell have entered into a voting agreement with GEO requiring them, among other things, to vote their shares of Cornell common stock in favor of the adoption and approval of the terms of the merger agreement, the merger and the other transactions contemplated by the merger agreement and any actions required in furtherance thereof and vote against any alternative proposal, action, transaction or agreement that would result in a breach of any covenant, representation, warranty or other obligation or agreement of Cornell set forth in the merger agreement or of a Cornell stockholder set forth in the voting agreement. The Cornell stockholders party to the voting agreement beneficially owned 2,747,185 shares of Cornell’s outstanding common stock as of April 15, 2010. The voting agreement is attached as Annex B to this joint proxy statement/prospectus.

Listing of GEO Stock (see page 69)

GEO has agreed to use its reasonable best efforts to cause the shares of GEO common stock that are to be issued pursuant to the merger and the shares of GEO common stock that are required to be reserved for issuance upon exercise or settlement of Cornell options and other equity-based awards to be approved for listing on the NYSE. It is also a condition to the merger that the shares of GEO common stock issuable in connection with the merger be approved for listing on the NYSE on or prior to the effective time of the merger.

Conditions to Completion of the Merger (see page 77)

Each party’s obligations to effect the merger is subject to the satisfaction or waiver of mutual conditions, including the following:

•	receipt of the GEO shareholder approval in accordance with Florida law and Cornell stockholder approval in accordance with Delaware law;

•	the absence of any law, injunction, judgment or ruling prohibiting consummation of the merger or making the consummation of the merger illegal;

•	the effectiveness of, and the absence of any stop order with respect to, the registration statement on Form S-4 of which this joint proxy statement/prospectus forms a part;

•	the approval for listing on the NYSE, subject to official notice of issuance, of the shares of GEO common stock issuable in connection with the merger;

•	the expiration or termination of the waiting period (and any extension thereof) applicable to the merger under the HSR Act;

•	the representations and warranties of each party to the merger agreement being true and correct in all material respects, and true and correct (without giving effect to any qualifications) except where such failures to be true and correct would not reasonably be expected to have a material adverse effect in the case of certain representations and warranties, and each party to the merger agreement having performed in all material respects all of its obligations under the merger agreement; and

•	the merger agreement will not have been terminated.

The obligations of GEO and GEO Acquisition III, Inc. to effect the merger are subject to the satisfaction or waiver of the following additional conditions:

•	the Cornell employee stock purchase plan must have been terminated as of the effective time and each option or right to purchase Cornell common stock thereunder will have been exercised or deemed to have been exercised and converted into the right to receive the stock consideration or the cash consideration;

•	no events, occurrences or developments have occurred since the Cornell Balance Sheet Date (as defined in the merger agreement) and are continuing that have had or would reasonably be expected, to have individually or in the aggregate, a material adverse effect on Cornell;

•	certain specified third-party consents must have been obtained;

•	each non-employee director of Cornell and, if requested in writing by GEO, of each subsidiary of Cornell, in each case must have resigned or been removed in his or her capacity as a director, effective as of, or prior to, the closing date;

•	GEO must have received the opinion of its own counsel that the merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code; and

•	Cornell must not permit its total issued and outstanding shares of common stock to exceed 16,000,000 shares after giving effect to all shares of Cornell common stock issued and outstanding and all shares of Cornell common stock issuable upon the exercise of any option, warrant, employee stock purchase right or other right or issuable upon the conversion or exchange of any security convertible into or exchangeable for shares of Cornell common stock.

Cornell’s obligation to effect the merger is subject to the satisfaction or waiver of the following additional conditions:

•	no events, occurrences or developments have occurred since the GEO Balance Sheet Date (as defined in the merger agreement) and are continuing that have had or would reasonably be expected, to have individually or in the aggregate, a material adverse effect on GEO; and

•	Cornell must have received the opinion of its own counsel that the merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code.

Termination of the Merger Agreement (see page 78)

The merger agreement may be terminated at any time before the effective time of the merger by mutual written consent of GEO, GEO Acquisition III, Inc. and Cornell.

The merger agreement may also be terminated prior to the effective time of the merger by either GEO or Cornell if:

•	the merger has not been consummated on or before February 15, 2011;

•	any governmental authority issues an order, decree or ruling, enacts a law or takes any other action (that is final and nonappealable) having the effect of making the merger illegal or otherwise prohibiting the completion of the merger;

•	the GEO shareholders or Cornell stockholders fail to give the necessary approvals at their special meetings or any adjournments or postponements thereof; or

•	GEO or Cornell have breached in any material respect any of their representations or warranties or failed to perform in any material respect any of their covenants set forth in the merger agreement, and such breach or failure to perform (i) would prevent such party from satisfying the closing conditions of the merger agreement relating to the accuracy of its representations and warranties or compliance with covenants, and (ii) cannot be cured or has not been cured within 30 days from the date of notice to such party.

The merger agreement may also be terminated prior to the effective time of the merger by GEO if:

•	the Cornell board of directors has changed its recommendation to the Cornell stockholders that they adopt the merger agreement or it has approved or entered into any acquisition agreement other than in compliance with the merger agreement;

•	a burdensome condition has been imposed in connection with the grant of the antitrust approval relating to the merger which would prohibit or materially restrict the ownership or operation of any material business or assets of GEO and its subsidiaries or Cornell and its subsidiaries or cause GEO and its subsidiaries or Cornell and its subsidiaries to agree to or to dispose of or hold separate all or a material portion of the business and assets of GEO and its subsidiaries or Cornell and its subsidiaries; or

•	Cornell fails to fulfill the condition regarding the maximum number of issued and outstanding shares of Cornell common stock, and such failure either cannot be cured or has not been cured within 30 days from the date of notice to Cornell.

The merger agreement may also be terminated prior to the effective time of the merger by Cornell if Cornell, in compliance with the terms of the merger agreement, has entered into a definitive acquisition agreement to effect a proposal that the Cornell board of directors determines in good faith to be more favorable to Cornell stockholders and it pays to GEO a $12 million termination fee and the GEO-related fees and expenses (as defined below) within the time frame provided.

Reimbursement of Fees and Expenses; Termination Fees (see page 79)

Fees and Expenses Payable by GEO.  GEO has agreed to reimburse Cornell for its reasonable and documented out-of-pocket fees and expenses up to $2 million incurred by Cornell and its affiliates in connection with the merger agreement and the transactions contemplated thereby, under any of the following circumstances:

•	if the merger agreement is terminated by Cornell or GEO following the failure by GEO to obtain the GEO shareholder approval; or

•	if the merger agreement is terminated by Cornell if GEO or GEO Acquisition III, Inc. have breached in any material respect any of their representations or warranties or failed to perform in any material respect any of their covenants set forth in the merger agreement, and such breach or failure to perform (i) would prevent GEO or GEO Acquisition III from satisfying the closing conditions of the merger agreement relating to the accuracy of the representations and warranties or performance of its obligations required under the merger agreement, and (ii) cannot be cured or has not been cured within 30 days from the date of notice to GEO.

Fees and Expenses Payable by Cornell.  Cornell has agreed to reimburse GEO up to $2 million of GEO’s and GEO Acquisition III’s reasonable and documented out-of-pocket fees and expenses incurred by GEO, GEO Acquisition III, Inc. and their respective affiliates in connection with the merger agreement and the transactions contemplated thereby, referred to as the GEO-related fees and expenses, under any of the following circumstances:

•	if the merger agreement is terminated by GEO or Cornell following the failure by Cornell to obtain the Cornell stockholder approval; or

•	if the merger agreement is terminated by GEO because Cornell has breached in any material respect any of its representations or warranties or failed to perform in any material respect any of its covenants set forth in the merger agreement, and such breach or failure to perform (i) would prevent Cornell from satisfying the closing conditions of the merger agreement relating to the accuracy of the representations and warranties or performance of its obligations required under the merger agreement, and (ii) cannot be cured or has not been cured within 30 days from the date of notice to Cornell.

Termination Fee Payable by Cornell.  Cornell has agreed to pay GEO a termination fee of $12 million and reimburse GEO the GEO-related fees and expenses under any of the following circumstances:

•	if the merger agreement is terminated by GEO pursuant to the Cornell board of directors having changed its recommendation to the Cornell stockholders that they adopt the merger agreement or the Cornell board of directors approving or entering into any acquisition agreement other than in compliance with the merger agreement; or

•	if the merger agreement is terminated by Cornell pursuant to Cornell, in compliance with the terms of the merger agreement, having entered into a definitive acquisition agreement to effect a proposal that the Cornell board of directors determines in good faith to be more favorable to Cornell stockholders and Cornell simultaneously pays the termination fee and the GEO-related fees and expenses within the time frame provided.

If the merger agreement is terminated pursuant to the reasons below, and any acquisition proposal that was received by Cornell or publicly announced prior to such termination of the merger agreement is consummated no later than the 12-month anniversary of the date of the termination, then Cornell has agreed to pay GEO a termination fee of $12 million upon the consummation of the acquisition proposal:

•	if the merger agreement is terminated by GEO or Cornell because the merger has not been consummated on or before February 15, 2011;

•	if the merger agreement is terminated by GEO or Cornell because Cornell stockholders fail to give the necessary approvals at their special meetings; or

•	if the merger agreement is terminated by GEO because Cornell has breached in any material respect any of its representations or warranties or failed to perform in any material respect any of its covenants or agreements set forth in the merger agreement, and such breach or failure to perform (i) would prevent Cornell from satisfying the closing conditions of the merger agreement relating to the accuracy of the representations and warranties or performance of its obligations under the merger agreement, and (ii) cannot be cured or has not been cured within 30 days from the date of notice to Cornell.

Special Meetings of GEO Shareholders and Cornell Stockholders

The GEO Special Meeting (see page 82)

Meeting.  The GEO special meeting will be held on          , 2010 at   p.m., Eastern time, at          . At the GEO special meeting, GEO shareholders will be asked to:

•	approve the issuance of shares of GEO common stock in connection with the merger;

•	approve the amendments to the 2006 Plan; and

•	approve an adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

Record Date; Votes.  GEO has fixed the close of business on          , 2010 as the record date, which is referred to as the GEO record date, for determining the GEO shareholders entitled to receive notice of and to vote at the GEO special meeting. Only holders of record of GEO common stock on the GEO record date are entitled to receive notice of and vote at the GEO special meeting, and any adjournment or postponement thereof.

Each share of GEO common stock is entitled to one vote on each matter brought before the meeting. On the GEO record date, there were           shares of GEO common stock issued and outstanding.

Required Vote.  The GEO proposals require different percentages of votes in order to approve them:

•	The GEO share issuance requires the affirmative vote of holders of shares of GEO common stock representing a majority of votes cast on the proposal, provided that the total number of votes cast on the proposal must represent a majority of the total number of shares of GEO common stock issued and outstanding on the record date for the GEO special meeting;

•	Approval of the amendments to the 2006 Plan requires the affirmative vote of holders of shares of GEO common stock representing a majority of votes cast on the proposal, provided that the total number of votes cast on the proposal must represent a majority of the total number of shares of GEO common stock issued and outstanding on the record date for the GEO special meeting; and

•	Approval of an adjournment of the GEO special meeting, if necessary, to solicit additional proxies in favor of the GEO share issuance and the amendments to the 2006 Plan requires the affirmative vote of holders of shares of GEO common stock represented and entitled to vote at the special meeting to exceed the number of votes cast opposing the approval of an adjournment.

Approval of the GEO share issuance by GEO shareholders is a condition to completion of the merger. Approval of the amendments to the 2006 Plan by GEO shareholders is not a condition to approval of the merger agreement and the closing of the merger.

Failure to Vote; Abstentions.  If you are a GEO shareholder, any of your shares as to which you abstain or which are not voted will have the same effect as a vote “AGAINST” the GEO share issuance, a vote “AGAINST” the amendments to the 2006 Plan and a vote “AGAINST” approving an adjournment of the GEO special meeting. For more information regarding the effect of abstentions, a failure to vote or a broker non-vote, see “The GEO Special Meeting — Votes Required to Approve GEO Proposals” on page 83.

The Cornell Special Meeting (see page 86)

Meeting.  The Cornell special meeting will be held on          , 2010, at   p.m., Central time, at          . At the Cornell special meeting, Cornell stockholders will be asked to:

•	adopt the merger agreement, pursuant to which Cornell will become a wholly owned subsidiary of GEO; and

•	approve an adjournment of the Cornell special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal.

Record Date; Votes.  Cornell has fixed the close of business on          , 2010 as the record date, which is referred to as the Cornell record date, for determining the Cornell stockholders entitled to receive notice of and to vote at the Cornell special meeting. Only holders of record of Cornell common stock on the Cornell record date are entitled to receive notice of and vote at the Cornell special meeting, and any adjournment or postponement thereof.

Each share of Cornell common stock is entitled to one vote on each matter brought before the meeting. On the Cornell record date, there were           shares of Cornell common stock issued and outstanding.

Required Vote.  The Cornell proposals require different percentages of votes in order to approve them:

•	the adoption of the merger agreement requires the approval of holders of a majority of the total number of shares of Cornell common stock issued and outstanding on the record date for the Cornell special meeting; and

•	the approval of an adjournment of the Cornell special meeting, if necessary, to solicit additional proxies in favor of the adoption of the merger agreement, requires the affirmative vote of holders of shares of Cornell common stock representing a majority of the total number of shares of Cornell common stock present, in person or by proxy at the Cornell special meeting, and entitled to vote on the proposal.

Adoption of the merger agreement by Cornell stockholders is a condition to the completion of the merger.

Failure to Vote; Abstentions.  If you are a Cornell stockholder, any of your shares as to which you abstain or which are not voted will have the same effect as a vote “AGAINST” the proposal to approve the merger agreement and a vote “AGAINST” approving an adjournment of the Cornell special meeting. For more information regarding the effect of abstentions, a failure to vote or a broker non-vote, see “The Cornell Special Meeting — Votes Required to Approve Cornell Proposals” beginning on page 87.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF GEO

The following tables set forth the selected historical consolidated financial data for GEO. The selected consolidated financial data as of and for the fiscal years ended January 3, 2010, December 28, 2008, December 30, 2007, December 31, 2006 and January 1, 2006 have been derived from GEO’s consolidated financial statements. You should not take historical results as necessarily indicative of the results that may be expected for any future period.

You should read this selected consolidated financial data in conjunction with GEO’s Annual Report on Form 10-K for the fiscal year ended January 3, 2010.

	Fiscal Years Ended
	2009	2008	2007	2006(1)	2005(2)
	(In thousands, except per share data)

Statement of Operations Data:
Revenues	$1,141,090	$1,043,006	$976,299	$818,439	$612,900
Operating costs and expenses
Operating expenses	897,356	822,659	788,503	680,088	541,173
Depreciation and amortization	39,306	37,406	33,218	21,682	15,876
General and administrative expenses	69,240	69,151	64,492	56,268	48,958

Operating income	135,188	113,790	90,086	60,401	6,893
Interest income	4,943	7,045	8,746	10,687	9,154
Interest expense	(28,518)	(30,202)	(36,051)	(28,231)	(23,016)
Loss on extinguishment of debt	(6,839)	—	(4,794)	(1,295)	(1,360)

Income before income taxes, equity in earnings of affiliates, and discontinued operations	104,774	90,633	57,987	41,562	(8,329)
Provision for income taxes	41,991	33,803	22,049	15,138	(12,129)
Equity in earnings of affiliates, net of income tax provision (benefit)	3,517	4,623	2,151	1,576	2,079

Income from continuing operations	66,300	61,453	38,089	28,000	5,879
Income (loss) from discontinued operations, net of tax provision (benefit)	(346)	(2,551)	3,756	2,031	1,127

Net income	$65,954	$58,902	$41,845	$30,031	$7,006

Weighted average common shares outstanding:
Basic	50,879	50,539	47,727	34,442	28,740

Diluted	51,922	51,830	49,192	35,744	30,030

Earnings (loss) per common share:
Basic:
Income from continuing operations	$1.30	$1.22	$0.80	$0.81	$0.20
Income (loss) from discontinued operations	—	(0.05)	0.08	0.06	0.04

Net income per share — basic	$1.30	$1.17	$0.88	$0.87	$0.24

Diluted:
Income from continuing operations	$1.28	$1.19	$0.77	$0.78	$0.19
Income (loss) from discontinued operations	(0.01)	(0.05)	0.08	0.06	0.04

Net income per share — diluted	$1.27	$1.14	$0.85	$0.84	$0.23

Balance Sheet Data:
Cash and cash equivalents	$33,856	$31,655	$44,403	$111,520	$57,094
Restricted cash	34,068	32,697	34,107	33,651	26,366
Accounts receivable, net	200,756	199,665	164,773	162,867	127,612
Property, plant and equipment, net	998,560	878,616	783,363	287,374	282,236
Total assets	1,447,818	1,288,621	1,192,634	743,453	639,511
Total debt	584,694	512,133	463,930	305,957	376,046
Total shareholders’ equity	665,098	579,597	529,347	249,907	108,594

(1)	The Selected Historical Consolidated Balance Sheet Data for the fiscal year ended December 31, 2006 does not include the impact of certain discontinued operations which occurred in the fiscal year ended December 28, 2008. The Selected Historical Consolidated Statement of Operations Data for this fiscal year includes a reclassification for income related to GEO’s non-controlling interest which was reclassified to operating income for consistent presentation to later years presented.
(2)	The Selected Historical Consolidated Statement of Operations Data and Balance Sheet Data for the fiscal year ended January 1, 2006 does not include the impact of certain discontinued operations which occurred in the fiscal year ended December 28, 2008. The Selected Historical Consolidated Statement of Operations Data for this fiscal year includes a reclassification for income related to GEO’s non-controlling interest which was reclassified to operating income for consistent presentation to later years presented.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF CORNELL

The following tables set forth the selected historical consolidated financial data for Cornell. The selected consolidated financial data as of and for the fiscal years ended December 31, 2009, 2008, 2007, 2006 and 2005 have been derived from Cornell’s consolidated financial statements. You should not take historical results as necessarily indicative of the results that may be expected for any future period.

You should read this selected consolidated financial data in conjunction with Cornell’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2009.

	Years Ended December 31,
	2009	2008	2007	2006	2005
	(In thousands, except per share data)

Statement of Operations Data:
Revenues	$412,377	$386,724	$360,604	$360,855	$310,775
Operating expenses, excluding depreciation and amortization	295,645	280,630	274,110	275,395	238,305
Pre-opening and start-up expenses	4,086	—	—	2,657	9,017
Depreciation and amortization	18,833	17,943	15,986	16,285	15,200
General and administrative expenses	24,112	25,954	25,499	21,720	20,387

Income from operations	69,701	62,197	45,009	44,798	27,866
Interest expense	25,830	26,946	26,215	26,130	24,041
Interest income	(657)	(2,988)	(1,951)	(3,060)	(2,318)

Income from continuing operations before provision for income taxes	44,528	38,239	20,745	21,728	6,143
Provision for income taxes	17,955	15,603	8,835	9,148	2,215

Income from continuing operations	26,573	22,636	11,910	12,580	3,928
Discontinued operations, net of tax benefit of $381 and $1,950 in 2006 and 2005, respectively	—	—	—	(707)	(3,622)

Net income	26,573	22,636	11,910	11,873	306
Non-controlling interest(1)	1,947	445	—	—	—

Income available to Cornell Companies, Inc.	$24,626	$22,191	$11,910	$11,873	$306

Earnings per share attributable to Cornell Companies, Inc. stockholders:
Basic:	$1.65	$1.51	$0.82	$0.85	$0.02

Diluted:	$1.64	$1.49	$0.82	$0.84	$0.02

Number of shares used in per share computation:
Basic:	14,881	14,701	14,452	14,003	13,692

Diluted:	14,986	14,847	14,611	14,072	13,787

Balance Sheet Data:
Cash and cash equivalents	$27,724	$14,613	$3,028	$18,529	$13,723
Property and equipment, net	455,523	450,354	383,952	319,064	323,861
Total assets	650,565	636,921	562,287	523,533	510,628
Total debt	303,254	320,482	286,709	265,981	276,360
Stockholders’ equity	258,738	228,167	200,449	181,564	165,461

(1)	Non-controlling interest in consolidated special purpose entities represents equity that other investors have contributed to the special purpose entity Municipal Corrections Finance, L.P., or MCF. Non-controlling interest is adjusted for income and losses allocable to the other owners of the special purpose entity.

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL DATA

The following Selected Unaudited Pro Forma Condensed Combined Financial Data is based on the historical financial data of GEO and Cornell, and has been prepared to illustrate the effects of the merger. The Selected Unaudited Pro Forma Condensed Combined Financial Data does not give effect to any anticipated synergies, operating efficiencies or costs savings that may be associated with the merger. The Selected Unaudited Pro Forma Condensed Combined Financial Data also does not include any integration costs the companies may incur related to the merger as part of combining the operations of the companies. The Selected Unaudited Pro Forma Condensed Combined Statements of Income from Continuing Operations Data below is presented as if the merger were completed on December 29, 2008, the first day of GEO’s fiscal year ended January 3, 2010, and the Selected Unaudited Pro Forma Condensed Combined Balance Sheet Data below is presented as if the merger were completed on January 3, 2010. The unaudited pro forma financial data included in this joint proxy statement/prospectus is based on the historical financial statements of GEO and Cornell, and on publicly available information and certain assumptions that we believe are reasonable, which are described the notes to the Unaudited Pro Forma Condensed Combined Financial Statements included in this joint proxy statement/prospectus. This data should be read in conjunction with GEO’s and Cornell’s historical consolidated financial statements and accompanying notes in GEO’s Annual Report on Form 10-K as of and for the year ended January 3, 2010 and Cornell’s Annual Report on Form 10-K, as amended, as of and for the year ended December 31, 2009. GEO has not performed due diligence or detailed valuation analysis necessary to determine the fair market values of Cornell’s assets to be acquired and liabilities to be assumed. Accordingly, the pro forma financial statements do not include an allocation of the purchase price, unless otherwise specified. See also the Unaudited Pro Forma Condensed Combined Financial Statements and notes thereto beginning on page 101.

For the Year Ended
January 3, 2010
(In thousands, except
per share data)

RESULTS OF CONTINUING OPERATIONS:
Revenues	$ 1,551,759
Operating income	197,037
Income from continuing operations attributable to the combined Company	86,156
Income from continuing operations per common share attributable to the combined Company
Basic:	$ 1.29
Diluted:	1.27
Weighted Average Shares Outstanding:
Basic:	66,683
Diluted:	67,726

As of
January 3, 2010
(In thousands)

BALANCE SHEET DATA:
Current assets	$ 416,159
Current liabilities	279,733
Total assets	2,300,138
Total debt	973,249
Total liabilities	1,310,415
Total shareholders’ equity	989,723

COMPARATIVE HISTORICAL AND PRO FORMA PER SHARE DATA

The following table sets forth selected per share data for GEO and Cornell separately on a historical basis. It also includes unaudited pro forma combined per share data for GEO, which combines the data of GEO and Cornell on a pro forma basis giving effect to the merger. This data does not give effect to any anticipated synergies, operating efficiencies or costs savings that may be associated with the merger. This data also does not include any integration costs the companies may incur related to the merger as part of combining the operations of the companies. This data should be read in conjunction with GEO’s and Cornell’s historical consolidated financial statements and accompanying notes in GEO’s Annual Report on Form 10-K for the year ended January 3, 2010 and Cornell’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2009. See also the Unaudited Pro Forma Condensed Combined Financial Statements and notes thereto beginning on page 101.

	For the Year Ended January 3, 2010

GEO Historical Per Share Data:
Income from continuing operations per share
Basic	$	1.30
Diluted		1.28
Cash dividends per share		—
Book value per diluted share		12.81
GEO Unaudited Pro Forma Combined Per Share Data:
Income from continuing operations attributable to the combined Company per share
Basic	$	1.29
Diluted		1.27
Cash dividends per share		—
Book value per diluted share		14.61

For the Year
Ended December 31,
2009

Cornell Historical Per Share Data:
Income from continuing operations per share
Basic	$ 1.65
Diluted	1.64
Cash dividends per share	—
Book value per diluted share	17.27

COMPARATIVE PER SHARE MARKET PRICE AND SHARE INFORMATION

Shares of GEO common stock and Cornell common stock are each listed and principally traded on the NYSE. GEO common stock is listed for trading under the symbol “GEO” and Cornell common stock is listed for trading under the symbol “CRN.” The following table sets forth, for the periods indicated, the high and low sales prices per share of GEO common stock and Cornell common stock, in each case as reported on the consolidated tape of the NYSE. Neither GEO nor Cornell declared or paid cash dividends on their common stock for the fiscal years and interim periods shown below.

	GEO Common Stock		Cornell Common Stock
	Market Price ($)		Market Price ($)
	High	Low	High	Low

2008
First Quarter	28.71	22.01	23.01	16.15
Second Quarter	29.48	22.10	24.50	20.16
Third Quarter	26.96	18.00	28.32	22.00
Fourth Quarter	21.62	12.65	26.00	16.50
2009
First Quarter	19.54	10.98	18.45	13.73
Second Quarter	18.66	12.83	20.40	15.86
Third Quarter	20.78	16.82	22.64	15.74
Fourth Quarter	22.78	19.35	23.92	20.16
2010
First Quarter	23.18	17.91	25.13	18.06
Second Quarter (through , 2010)

The following table shows the closing sale prices of GEO common stock and Cornell common stock as reported on the NYSE on April 16, 2010, the last full trading day before the public announcement of the signing of the merger agreement, and on          , 2010, the most recent practicable date before the printing of this joint proxy statement/prospectus. The table also sets forth the value of the GEO common stock that a Cornell stockholder would have received for one share of Cornell common stock, assuming that the transaction had occurred on those dates. The numbers have been calculated by multiplying the closing sale price of GEO common stock as of the specified date by the exchange ratio and assumes that the merger consideration received consists exclusively of GEO common stock. The actual value of the GEO common stock that a stockholder will receive on the date of the transaction may be higher or lower than the prices set forth below.

	GEO	Cornell	Implied Value
	Common	Common	of Cornell
	Stock	Stock	Common Stock

April 16, 2010	$19.16	$18.47	$24.91
, 2010

GEO shareholders should obtain current market quotations for shares of GEO and Cornell common stock in deciding whether to vote for approval of the issuance of GEO common stock in accordance with the terms of the merger agreement. Cornell stockholders should obtain current market quotations for shares of GEO common stock and Cornell common stock in deciding whether to vote for adoption of the merger agreement.

RECENT DEVELOPMENTS

Stock Repurchase Program

On February 22, 2010, GEO announced that its Board of Directors approved a stock repurchase program of up to $80.0 million of its common stock effective through March 31, 2011. The stock repurchase program is intended to be implemented through purchases made from time to time in the open market or in privately negotiated transactions, in accordance with applicable rules and requirements of the Securities and Exchange Commission. The program also may include repurchases from time to time from executive officers or directors of vested restricted stock and/or vested stock options. The stock repurchase program does not obligate GEO to purchase any specific amount of its common stock and may be suspended or extended at any time at GEO’s discretion. GEO does not intend to enter into any privately negotiated transactions to repurchase any shares of GEO stock issued in the merger, nor does it intend to target shares of GEO stock issued in the merger for repurchase in the open market. As of April 16, 2010, GEO has repurchased 2,767,881 shares of its common stock for $53.8 million.

Contract Terminations

On April 14, 2010, GEO announced the results of the rebids of two of its managed-only contracts in the State of Florida. The State of Florida has issued a Notice of Intent to Award contracts for the 1,884-bed Graceville Correctional Facility located in Graceville, Florida and the 985-bed Moore Haven Correctional Facility located in Moore Haven, Florida to another operator effective August 1, 2010. GEO does not expect that the termination of these contracts will have a material adverse impact, individually or in the aggregate, on its financial condition, results of operations or cash flows.

Litigation Relating to the Merger

On April 27, 2010, a putative stockholder class action was filed in the District Court for Harris County, Texas by Todd Shelby against Cornell, members of the Cornell board of directors, individually, and GEO. The complaint alleges, among other things, that the Cornell directors, aided and abetted by Cornell and GEO, breached their fiduciary duties in connection with the merger. Among other things, the complaint seeks to enjoin Cornell, its directors and GEO from completing the merger and seeks a constructive trust over any benefits improperly received by the defendants as a result of their alleged wrongful conduct.

RISK FACTORS

In addition to the other information included and incorporated by reference into this joint proxy statement/prospectus, including the matters addressed in “Cautionary Statement Regarding Forward-Looking Statements” below, you should carefully consider the following risk factors before deciding whether to vote for the GEO share issuance and the amendments to the 2006 Plan, in the case of GEO shareholders, or for adoption of the merger agreement, in the case of Cornell stockholders. In addition to the risk factors set forth below, you should read and consider other risk factors specific to each of the GEO and Cornell businesses that will also affect the combined company after the merger, which are described in Part I, Item 1A of GEO’s Annual Report on Form 10-K for the year ended January 3, 2010 and Cornell’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2009, each of which has been filed by GEO or Cornell, as applicable, with the SEC and any subsequent periodic reports all of which are incorporated by reference into this joint proxy statement/prospectus. If any of the risks described below or in the periodic reports incorporated by reference into this joint proxy statement/prospectus actually occurs, the businesses, financial condition, results of operations, prospects or stock prices of GEO, Cornell or the combined company could be materially adversely affected. See “Where You Can Find More Information,” beginning on page 111.

Risks Related to Completion of the Merger

Cornell’s stockholders will receive, subject to certain conditions, either cash consideration or a fixed ratio of 1.3 shares of GEO common stock for each share of Cornell common stock regardless of any changes in the market value of Cornell common stock or GEO common stock before the completion of the merger.

Upon completion of the merger, subject to certain conditions, Cornell stockholders will receive either cash consideration or a fixed ratio of 1.3 shares of GEO common stock for each share of Cornell common stock they hold. There will be no adjustment to the exchange ratio (except for adjustments to reflect the effect of any stock split, reverse stock split, stock dividend, recapitalization, reclassification or other similar transaction with respect to Cornell common stock), and the parties do not have a right to terminate the merger agreement based upon changes in the market price of either GEO common stock or Cornell common stock. Accordingly, the dollar value of GEO common stock that Cornell’s stockholders will receive upon completion of the merger will depend upon the market value of GEO common stock at the time of completion of the merger, which may be different from, and lower than, the closing price of GEO common stock on the last full trading day preceding public announcement that GEO and Cornell entered into the merger agreement, the last full trading day prior to the date of this joint proxy statement/prospectus or the date of the Cornell stockholder meetings. The opinions received from GEO’s and Cornell’s respective financial advisors were based on market and other conditions as of the dates of such opinions and neither GEO nor Cornell intends to request updated opinions from such financial advisors prior to completion of the merger. Moreover, completion of the merger may occur some time after the requisite stockholder approvals have been obtained. The market values of GEO common stock and Cornell common stock have varied since GEO and Cornell entered into the merger agreement and will continue to vary in the future due to changes in the business, operations or prospects of GEO and Cornell, market assessments of the merger, regulatory considerations, market and economic considerations, and other factors both within and beyond the control of GEO and Cornell.

There can be no assurance that the merger will be consummated. The announcement and pendency of the merger, or the failure of the merger to be consummated, could have an adverse effect on GEO’s or Cornell’s stock price, business, financial condition, results of operations or prospects.

The merger is subject to a number of conditions to closing, including (i) the approval of the issuance of shares of GEO common stock in accordance with the terms of the merger agreement, (ii) the adoption of the merger agreement by the Cornell stockholders, (iii) the expiration or termination of the waiting period (and any extension thereof) or the resolution of any litigation instituted applicable to the merger under the HSR Act or any other applicable federal or state statute or regulation, (iv) no temporary restraining order, preliminary or permanent injunction or other order shall have been issued (and remain in effect) by a court or other governmental entity having the effect of making the merger illegal or otherwise prohibiting the consummation of the merger, (v) the approval for listing on the NYSE of the shares of GEO common stock issuable in connection with the merger and (vi) the receipt of certain third party contractual approvals that are required as a result of the merger. See “The Merger Agreement — Conditions to Completion of the Merger,” beginning on page 77.

If the shareholders of GEO fail to approve the GEO share issuance or if Cornell stockholders fail to adopt the merger agreement, GEO and Cornell will not be able to complete the merger. Additionally, if the other closing conditions are not met or waived, the companies will not be able to complete the merger. As a result, there can be no assurance that the merger will be completed in a timely manner or at all.

Further, the announcement and pendency of the merger could disrupt GEO’s and Cornell’s businesses, in any of the following ways, among others:

•	GEO and Cornell employees may experience uncertainty about their future roles with the combined company, which might adversely affect Cornell’s and GEO’s ability to retain and hire key managers and other employees;

•	the attention of management of each of GEO and Cornell may be directed toward the completion of the merger and transaction-related considerations and may be diverted from the day-to-day business operations of their respective companies; and

•	customers, suppliers or others may seek to modify or terminate their business relationships with GEO or Cornell.

GEO and Cornell may face additional challenges in competing for new business and retaining or renewing business. These disruptions could be exacerbated by a delay in the completion of the merger or termination of the merger agreement.

For the foregoing reasons, there can be no assurance that the announcement and pendency of the merger, or the failure of the merger to be consummated, will not have an adverse effect on GEO’s or Cornell’s stock price, business, financial condition, results of operations or prospects.

There can be no assurance that GEO will be able to secure the debt financing required in connection with the merger.

GEO’s obligation to complete the merger is not conditioned on receipt of any financing. However, GEO needs approximately $300.0 million to fund the cash component of the merger consideration, the redemption of Cornell’s 10.75% senior notes, the refinancing of Cornell’s credit facility and the payment of transaction fees and expenses. GEO intends to fund the foregoing utilizing a combination of existing cash and one or more draws upon GEO’s senior credit facility. BNP Paribas has provided a commitment to extend $150.0 million of additional financing under the accordion feature of GEO’s existing senior credit facility. GEO may choose to draw upon its existing senior credit facility and the $150.0 million of committed financing or it may choose to pursue alternate financing sources, including debt financing or accessing the capital markets. GEO is currently in compliance with its debt covenants; however, GEO cannot guarantee that it will continue to be in compliance with all necessary conditions in order to draw upon its existing senior credit facility or the $150.0 million of committed financing, or that it will be able to secure alternative financing on terms as favorable as its current debt financing arrangements, on commercially acceptable terms, or at all. If GEO is unable to access its current sources of debt financing or is unable to use its available cash and secure any alternative financing in order to fund the payments it is obligated to make in connection with the merger, GEO will be in breach of the merger agreement.

The merger agreement limits Cornell’s ability to pursue an alternative acquisition proposal and requires Cornell to pay a termination fee of $12 million, plus expenses, if it does.

The merger agreement prohibits Cornell from soliciting, initiating or encouraging alternative merger or acquisition proposals with any third party. The merger agreement also provides for the payment by Cornell to GEO of a termination fee of $12 million, plus up to $2 million in fees and expenses, if the merger agreement is terminated in certain circumstances in connection with a competing acquisition proposal for Cornell or the withdrawal by the board of directors of Cornell of its recommendation that the Cornell stockholders vote in favor of the proposals required to consummate the merger, as the case may be. See “The Merger Agreement — Reimbursement of Fees and Expenses; Termination Fees,” beginning on page 79.

There may be a long delay between GEO and Cornell each receiving the necessary shareholder and stockholder approvals for the merger and the closing of the transaction, during which time Cornell will lose the ability to consider and pursue alternative acquisition proposals, which might otherwise be superior to the merger.

Following the GEO shareholder and Cornell stockholder approvals, the merger agreement prohibits Cornell from taking any actions to review, consider or recommend any alternative acquisition proposals, including those that could be superior to Cornell’s stockholders, respectively, when compared to the merger. Given that there could be a delay between stockholder approval and closing, the time during which Cornell could be prevented from reviewing, considering or recommending such proposals could be significant.

Cornell stockholders electing cash consideration cannot be certain that they will receive cash consideration.

Under the terms of the merger agreement, no more than 20% of the shares of Cornell common stock are permitted to be exchanged for cash. If cash elections are made with respect to more than 20% of the shares of Cornell common stock outstanding immediately before the effective time of the merger, the excess over 20% shall be treated as a stock election. Additionally, if the Cornell stockholders electing cash consideration in the aggregate would require GEO to pay cash consideration in excess of $100.0 million, GEO, in its sole discretion, may pay such excess amount in either cash consideration or stock consideration. Accordingly, if a Cornell stockholder elects cash consideration, the holder may receive a portion of the merger consideration in stock, which could result in a different result than that anticipated by such stockholder and may result in tax consequences that differ from those that would have resulted from the merger if the Cornell stockholder had only received cash consideration.

Certain directors and executive officers of GEO and Cornell may have interests that may be different from, or in addition to, interests of GEO and Cornell stockholders generally.

Some of the directors of GEO and Cornell who recommend that GEO shareholders vote in favor of the GEO issuance and Cornell stockholders vote in favor of adopting the merger agreement, and the executive officers of GEO and Cornell who provided information to the GEO and Cornell board of directors relating to the merger, have employment, indemnification and change in control benefit arrangements, rights to acceleration of equity-based awards and other benefits on a change in control of Cornell, and rights to ongoing indemnification and insurance that may provide them with interests in the merger. The receipt of compensation or other benefits, including the rights to acceleration of equity-based awards by GEO’s or Cornell’s executive officers in connection with the merger, may make it more difficult for the combined company to retain their services after the merger, or require the combined company to expend additional sums to continue to retain their services. Stockholders of both companies should be aware of these interests when considering the GEO and Cornell board of directors’ recommendations that they vote in favor of the adoption of the merger agreement, or the GEO share issuance, as the case may be. See “The Merger — Interests of GEO Executive Officers and Directors in the Merger” beginning on page 45. See “The Merger — Interests of Cornell Directors and Executive Officers in the Merger That are Different Than Yours” beginning on page 54.

Estimates as to the future value of the combined company are inherently uncertain. You should not rely on such estimates without considering all of the information contained in this joint proxy statement/prospectus.

Any estimates as to the future value of the combined company, including estimates regarding the price at which the common stock of the combined company will trade following the merger, are inherently uncertain. The future value of the combined company will depend upon, among other factors, the combined company’s ability to achieve projected revenue and earnings expectations and to realize the anticipated synergies described in this joint proxy statement/prospectus, all of which are subject to the risks and uncertainties described in this joint proxy statement/prospectus, including these risk factors. Accordingly, you should not rely upon any estimates as to the future value of the combined company, or the price at which the common stock of the combined company will trade following the merger, whether made before or after the date of this joint proxy statement/prospectus by GEO’s or Cornell’s respective management or affiliates or others, without considering all of the information contained in this joint proxy statement/prospectus.

A lawsuit has been filed against Cornell, members of the Cornell board of directors and GEO challenging the merger, and an unfavorable judgment or ruling in this lawsuit could prevent or delay the consummation of the merger, result in substantial costs or both.

Cornell, its directors and GEO have been named in a purported stockholder class action complaint filed in Texas state court. The complaint alleges, among other things, that Cornell’s directors breached their fiduciary duties by entering into the merger agreement without first taking steps to obtain adequate, fair and maximum consideration for Cornell’s stockholders by shopping the company or initiating an auction process, by structuring the transaction to take advantage of Cornell’s current low stock valuation, and by structuring the transaction to benefit GEO while making an alternative transaction either prohibitively expensive or otherwise impossible, and that the corporate defendants have aided and abetted such breaches by Cornell’s directors. The plaintiffs are seeking, among other things, both an injunction prohibiting the merger and a constructive trust in an unspecified amount.

One of the conditions to the closing of the merger is that there not be any legal prohibition preventing the consummation of the merger, which would include the injunction sought by the plaintiffs in this case if it were to be granted. As a result, if the plaintiffs are successful in obtaining the injunction they seek, the merger may be blocked or delayed, or there could be substantial costs to GEO and/or Cornell. It is possible that other similar lawsuits may be filed in the future. Cornell cannot estimate any possible loss from this or similar future litigation at this time. Cornell has obligations under certain circumstances to hold harmless and indemnify each of the defendant directors against judgments, fines, settlements and expenses related to claims against such directors and otherwise to the fullest extent permitted under Delaware law and Cornell’s certificate of incorporation, bylaws and contractual agreements with its directors.

The shares of GEO common stock to be received by Cornell stockholders as a result of the merger will have different rights from the shares of Cornell common stock.

The rights associated with Cornell common stock are different from the rights associated with GEO common stock. See the section of this joint proxy statement/prospectus entitled “Comparison of Stockholder Rights” for a discussion of the different rights associated with Cornell common stock.

If the merger is not consummated by February 15, 2011, either Cornell or GEO may choose not to proceed with the merger.

Either Cornell or GEO may terminate the merger agreement if the merger has not been completed by February 15, 2011, unless the failure of the merger to be completed has resulted from the failure of the party seeking to terminate the merger agreement to perform its obligations.

If you tender shares of Cornell common stock to make an election (or follow the procedures for guaranteed delivery), you will not be able to sell those shares, unless you revoke your election prior to the election deadline.

You will receive an election form and other materials relating to your right to elect the form of merger consideration under the merger agreement and will be requested to send to the exchange agent your Cornell stock certificates (or follow the procedures for guaranteed delivery) together with the properly completed election form. If you want to make a cash or stock election, you must deliver your stock certificates (or follow the procedures for guaranteed delivery) and a properly completed and signed form of election to the exchange agent by the election deadline, which will be specified in the form of election. If you hold Cornell stock options and you wish to make an election as to the form of merger consideration, you must have exercised your options before the election deadline.

You will not be able to sell any shares of Cornell common stock that you have delivered, unless you revoke your election before the deadline by providing written notice to the exchange agent. If you do not revoke your election, you will not be able to liquidate your investment in Cornell common stock for any reason until you receive cash and/or GEO common stock in the merger. In the time between delivery of your shares and the completion of the merger, the trading price of Cornell or GEO common stock may decrease, and you might otherwise want to sell your shares of Cornell to gain access to cash, make other investments, or reduce the potential for a decrease in the value of your investment.

The date that you will receive your merger consideration depends on the completion date of the merger, which is uncertain. The completion date of the merger might be later than expected due to unforeseen events, such as delays in obtaining required third-party approvals.

Risks Related to the Combined Company if the Merger is Completed

GEO and Cornell may experience difficulties integrating their businesses.

Currently, each company operates as an independent public company. Achieving the anticipated benefits of the merger will depend in significant part upon whether the two companies integrate their businesses in an efficient and effective manner. Due to legal restrictions, GEO and Cornell have been able to conduct only limited planning regarding the integration of the two companies following the merger and have not yet determined the exact nature of how the businesses and operations of the two companies will be combined after the merger. The actual integration may result in additional and unforeseen expenses, and the anticipated benefits of the integration plan may not be realized. The companies may not be able to accomplish the integration process smoothly, successfully or on a timely basis. The necessity of coordinating geographically separated organizations, systems of controls, and facilities and addressing possible differences in business backgrounds, corporate cultures and management philosophies may increase the difficulties of integration. The companies operate numerous systems and controls, including those involving management information, purchasing, accounting and finance, sales, billing, employee benefits, payroll and regulatory compliance. The integration of operations following the merger will require the dedication of significant management and external resources, which may temporarily distract management’s attention from the day-to-day business of the combined company and be costly. Employee uncertainty and lack of focus during the integration process may also disrupt the business of the combined company. Any inability of management to successfully and timely integrate the operations of the two companies could have a material adverse effect on the business and results of operations of the combined company.

The combined company may not fully realize the anticipated synergies and related benefits of the merger or within the timing anticipated.

GEO and Cornell entered into the merger agreement because each company believes that the merger will be beneficial to each of GEO, the GEO shareholders, Cornell and the Cornell stockholders including, among other things, as a result of the anticipated synergies resulting from the combined company’s operations. GEO’s management anticipates annual synergies of $12-15 million during the year following the completion of the merger. The companies may not be able to achieve the anticipated operating and cost synergies or long-term strategic benefits of the merger within the timing anticipated or at all. For example, elimination of duplicative costs may not be fully achieved or may take longer than anticipated. For at least the first year after the merger, and possibly longer, the benefits from the merger will be offset by the costs incurred in integrating the businesses and operations, or adverse conditions imposed by regulatory authorities on the combined business in connection with granting approval for the merger. An inability to realize the full extent of, or any of, the anticipated synergies or other benefits of the merger, as well as any delays that may be encountered in the integration process, which may delay the timing of such synergies or other benefits, could have an adverse effect on the business and results of operations of the combined company, and may affect the value of the shares of GEO common stock after the completion of the merger.

The merger may not be accretive and may cause dilution to the combined company’s earnings per share, which may harm the market price of GEO common stock after the merger.

While GEO believes the merger has the potential to be accretive to future earnings, there can be no assurance with respect to the timing and scope of the accretive effect or whether it will be accretive at all. The combined company could encounter additional transaction and integration-related costs or other factors such as the failure to realize all of the benefits anticipated in the merger or a downturn in its business. All of these factors could cause dilution to the combined company’s earnings per share or decrease the expected accretive effect of the merger and cause a decrease in the price of GEO common stock after the merger.

The price of the common stock of the combined company may be affected by factors different from those affecting the price of GEO common stock or Cornell common stock independently.

After completion of the merger, as the combined company integrates the businesses of GEO and Cornell, the results of operations as well as the stock price of the combined company may be affected by factors different than those factors affecting GEO and Cornell as independent stand-alone entities. The combined company may face additional risks and uncertainties not otherwise facing each independent company prior to the merger. For a discussion of GEO’s and Cornell’s businesses and certain factors to consider in connection with their respective businesses, see the respective sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of GEO’s Annual Report on Form 10-K for the year ended January 3, 2010 and Cornell’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2009 and other documents incorporated by reference into this joint proxy statement/prospectus.

Charges to earnings resulting from the application of the acquisition method of accounting may adversely affect the market value of GEO common stock following the merger.

In accordance with GAAP, GEO will be considered the acquiror of Cornell for accounting purposes. GEO will account for the merger using the acquisition method of accounting. There may be charges related to the acquisition that are required to be recorded to GEO’s earnings that could adversely affect the market value of GEO common stock following the completion of the merger. Under the acquisition method of accounting, GEO will allocate the total purchase price to the assets acquired, including identifiable intangible assets, and liabilities assumed from Cornell based on their fair values as of the date of the completion of the merger, and record any excess of the purchase price over those fair values as goodwill. For certain tangible and intangible assets, revaluing them to their fair values as of the completion date of the merger may result in GEO’s incurring additional depreciation and amortization expense that may exceed the combined amounts recorded by GEO and Cornell prior to the merger. This increased expense will be recorded by GEO over the useful lives of the underlying assets. In addition, to the extent the value of goodwill or intangible assets were to become impaired after the merger, GEO may be required to incur charges relating to the impairment of those assets.

The combined company will incur significant transaction- and integration-related costs in connection with the merger.

GEO and Cornell expect to incur non-recurring costs associated with combining the operations of the two companies, including charges and payments to be made to some of their employees pursuant to “change in control” contractual obligations. GEO expects that the amount of these costs will be determined as of the effective time of the merger and may be material to the financial position and results of operations of the combined company. The substantial majority of non-recurring expenses resulting from the merger will be comprised of transaction costs related to the merger, facilities and systems consolidation costs, and employee-related costs. GEO and Cornell will also incur fees and costs related to formulating integration plans and performing these activities. Additional unanticipated costs may be incurred in the integration of the two companies’ businesses. The elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the businesses, may not offset incremental transaction- and other integration-related costs in the near term.

The combined company will have substantial indebtedness following the merger, which may limit its financial flexibility.

Following the completion of the merger, the combined company is expected to have approximately $973.2 million in pro-forma total debt outstanding. This amount of indebtedness may limit the combined company’s flexibility as a result of its debt service requirements, and may limit the combined company’s ability to access additional capital and make capital expenditures and other investments in its business, to withstand economic downturns and interest rate increases, to plan for or react to changes in its business and its industry, and to comply with financial and other restrictive covenants in its indebtedness.

Further, the combined company’s ability to comply with the financial and other covenants contained in its debt instruments may be affected by changes in economic or business conditions or other events beyond its control. If the combined company does not comply with these covenants and restrictions, it may be required to take actions such as reducing or delaying capital expenditures, selling assets, restructuring or refinancing all or part of its existing debt, or seeking additional equity capital.

GEO may have failed to discover undisclosed liabilities of Cornell.

GEO’s investigations and due diligence review of Cornell may have failed to discover undisclosed liabilities of Cornell. If Cornell has undisclosed liabilities, GEO as a successor owner may be responsible for such undisclosed liabilities. GEO has tried to minimize its exposure to undisclosed liabilities by obtaining certain protections under the merger agreement, including representations and warranties from Cornell regarding undisclosed liabilities. However, there can be no assurance that such provisions in the merger agreement will protect GEO against any undisclosed liabilities being discovered or provide an adequate remedy for any undisclosed liabilities that are discovered. Additionally, the representations and warranties from Cornell do not survive beyond the effective time of the merger. Therefore, there can be no assurance that GEO will have a remedy that is enforceable, collectible or sufficient in amount, scope or duration, or a remedy at all, to offset, fully or partially, any undisclosed liabilities arising from the merger. Such undisclosed liabilities could have an adverse effect on the business and results of operations of GEO and may adversely affect the value of the shares of GEO common stock after the consummation of the merger.

Cornell may have failed to discover undisclosed liabilities of GEO.

Cornell’s investigations and due diligence review of GEO may have failed to discover undisclosed liabilities of GEO. Cornell has tried to minimize its exposure to undisclosed liabilities by obtaining certain protections under the merger agreement, including representations and warranties from GEO regarding undisclosed liabilities. However, there can be no assurance that such provisions in the merger agreement will protect Cornell against any undisclosed liabilities being discovered or provide an adequate remedy for any undisclosed liabilities that are discovered. Additionally, the representations and warranties from GEO do not survive beyond the effective time of the merger. Therefore, there can be no assurance that the combined company will have a remedy that is enforceable, collectible or sufficient in amount, scope or duration, or any remedy at all, to offset, fully or partially, any undisclosed liabilities of GEO. Such undisclosed liabilities could have an adverse effect on the business and results of operations of the combined company, and may adversely affect the value of the shares of GEO common stock after the consummation of the merger.

The merger will result in GEO reentering the market of operating juvenile correctional facilities which may pose certain risks and difficulties compared to other facilities.

As a result of the merger, GEO will reenter the market of operating juvenile correctional facilities. GEO intentionally exited this market a number of years ago. Operating juvenile correctional facilities may pose increased operational risks and difficulties that may result in increased litigation, higher personnel costs, higher levels of turnover of personnel and reduced profitability. Additionally, juvenile services contracts related to educational services may provide for annual collection several months after a school year is completed. GEO cannot assure you that the combined company will be successful in operating juvenile correctional facilities or that it will minimize the risks and difficulties involved while yielding an attractive profit margin.

The combined company’s goodwill or other intangible assets may become impaired, which could result in material non-cash charges to its results of operations.

The combined company will have a substantial amount of goodwill and other intangible assets resulting from the merger. At least annually, or whenever events or changes in circumstances indicate a potential impairment in the carrying value as defined by GAAP, the combined company will evaluate this goodwill for impairment based on the fair value of each reporting unit. Estimated fair values could change if there are changes in the combined company’s capital structure, cost of debt, interest rates, capital expenditure levels, operating cash flows, or market capitalization. Impairments of goodwill or other intangible assets could require material non-cash charges to the combined company’s results of operations.

Future results of the combined company may differ materially from the unaudited pro forma financial statements presented in this joint proxy statement/prospectus.

The combined company’s future results may be materially different from those shown in the unaudited pro forma financial statements presented in this joint proxy statement/prospectus that show only a combination of GEO’s and Cornell’s historical results. GEO expects to incur significant costs associated with completing the merger and combining the operations of the two companies, and the exact magnitude of these costs is not yet known. Furthermore, these costs may decrease capital that could be used by GEO for income-earning investments in the future.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus contains certain forward-looking information about GEO, Cornell and the combined company that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements may be made directly in this joint proxy statement/prospectus or may be incorporated into this joint proxy statement/prospectus by reference to other documents and may include statements for the period following the completion of the merger. Representatives of GEO and Cornell may also make forward-looking statements. Forward-looking statements are statements that are not historical facts. Words such as “expect,” “believe,” “will,” “may,” “anticipate,” “plan,” “estimate,” “intend,” “should,” “can,” “likely,” “could” and similar expressions are intended to identify forward-looking statements. These statements include statements about the expected benefits of the merger, information about the combined company, including expected synergies, combined operating and financial data and the combined company’s objectives, plans and expectations, the likelihood of satisfaction of certain conditions to the completion of the merger and whether and when the merger will be consummated. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of the management of each of GEO and Cornell and are subject to risks and uncertainties, including the risks described in this joint proxy statement/prospectus under the section “Risk Factors” and those that are incorporated by reference into this joint proxy statement/prospectus that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.

In light of these risks, uncertainties, assumptions and factors, the results anticipated by the forward-looking statements discussed in this joint proxy statement/prospectus, in documents incorporated by reference into this joint proxy statement/prospectus or made by representatives of GEO or Cornell may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof or, in the case of statements incorporated by reference, on the date of the document incorporated by reference, or, in the case of statements made by representatives of GEO or Cornell, on the date those statements are made. All subsequent written and oral forward-looking statements concerning the merger or the combined company or other matters addressed in this joint proxy statement/prospectus and attributable to GEO or Cornell or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable law or regulation, neither GEO nor Cornell undertakes any obligation to update or publish revised forward-looking statements to reflect events or circumstances after the date hereof or the date of the forward-looking statements or to reflect the occurrence of unanticipated events.

THE MERGER

The following discussion contains important information relating to the merger. You are urged to read this discussion together with the merger agreement and related documents attached as annexes to this joint proxy statement/prospectus before voting.

Structure of the Merger

Subject to the terms and conditions of the merger agreement and in accordance with Delaware law, GEO Acquisition III, Inc., a wholly owned subsidiary of GEO that was formed for the purpose of the merger, will be merged with and into Cornell, with Cornell surviving the merger and becoming a wholly owned subsidiary of GEO. Immediately following the merger, GEO will continue to be named “The GEO Group, Inc.” and will be the parent company of Cornell. Accordingly, after the effective time of the merger, shares of Cornell common stock will no longer be publicly traded.

Merger Consideration

Cornell Stockholders.  At the effective time of the merger, each outstanding share of Cornell common stock will be converted into the right to receive either (i) 1.3 shares of GEO common stock, or (ii) an amount of cash consideration equal to the greater of (x) the fair market value of one share of GEO common stock plus $6.00 or (y) the fair market value of 1.3 shares of GEO common stock. Cornell stockholders desiring to receive a combination of GEO common stock and cash may do so by making a stock election with respect to a portion of their shares and a cash election with respect to their remaining shares. If a Cornell stockholder fails to make an election, the holder will receive the stock consideration. “Fair market value” of GEO common stock for the purpose of determining the cash consideration means the average of the daily closing prices per share of GEO common stock for the ten consecutive trading days on which shares of GEO common stock are actually traded (as reported on the NYSE) ending on the trading day immediately preceding the tenth business day preceding the closing date. Cornell stockholders have the opportunity to elect whether to receive stock consideration or cash consideration as provided above. However, the merger agreement provides that notwithstanding such elections, no more than 20% of the shares of Cornell common stock are permitted to be exchanged for cash consideration. If cash elections are made with respect to more than 20% of Cornell’s shares, the excess over 20% shall be treated as if a stock election had been made with respect to such excess shares and they will be exchanged for shares of GEO common stock. In such event, a pro rata portion (rounded up to the nearest whole share) of each holder’s shares of Cornell common stock with respect to which an election was made to elect cash consideration shall instead be converted to GEO common stock. Additionally, if the application of the above procedures and limitations relating to the merger agreement would result in more than $100.0 million of cash being paid to Cornell stockholders electing cash consideration, then GEO may elect, in its sole discretion, to reduce the amount of cash paid to each Cornell stockholder electing cash consideration on a pro rata basis so that the total cash paid with respect to all cash consideration is $100.0 million. If the cash consideration otherwise payable to any holder of Cornell common stock is reduced under this clause, such holder shall be entitled to receive GEO common stock at a fair market value (as defined above) equal to the amount of the reduction.

Election Procedure.  An election form and letter of transmittal have been enclosed with this joint proxy statement/prospectus pursuant to which Cornell stockholders may elect whether they would prefer to receive GEO common stock or cash in exchange for their Cornell shares. If you were a record holder of Cornell common stock on the Cornell record date, you should carefully review and follow the instructions included in the election form and the letter of transmittal. To make an election, record holders must properly complete and sign the election form and letter of transmittal and send those documents and the certificates for their shares (or a properly completed notice of guaranteed delivery) to the exchange agent at the address listed in the election form and letter of transmittal by the election deadline, which is 5:00 p.m., New York time, on               , 2010. If the merger agreement is terminated, all election forms delivered to the exchange agent on or prior to the date of such termination will be automatically revoked and all share certificates will be returned. Please do not send your election form and stock certificates with your proxy card for the special meeting. Your election form and stock certificates are to be submitted separately from your proxy card.

If you own shares of Cornell common stock in “street name” through a broker or other financial institution, you will receive or should seek instructions from the institution holding your shares concerning how to make your election. Any instructions must be given to your broker or other financial institution sufficiently in advance of the election deadline for record holders in order to allow your broker or financial institution sufficient time to cause the record holder of your shares to make an election as described above. Therefore, you should carefully read any materials you receive from your broker.

If you are a record holder of Cornell shares, you may change your election or change the number of shares for which you have made an election at any time prior to the election deadline by sending a signed written notice to the exchange agent identifying the shares of Cornell common stock for which you are changing your election along with a properly completed revised election form. For a change of an election to be effective, it must be received by the exchange agent prior to the election deadline. In addition, a record holder may revoke an election at any time prior to the election deadline by delivering to the exchange agent a written notice of revocation. A revocation of a proxy shall also be deemed a revocation of an election with respect to the merger consideration. Shares of Cornell common stock as to which an election has been revoked after the election deadline will be deemed non-election shares, and no new election as to such shares may be made after the election deadline. If you hold your shares in “street name,” you must follow your broker’s instructions for changing or revoking an election.

All elections are subject to the proration procedures described above. If you do not make a valid election, your shares will be considered non-election shares, and when the merger is completed you will be entitled to receive the stock consideration for non-election shares as described above.

GEO Shareholders.  GEO shareholders will continue to own their existing shares of GEO common stock after the merger. Each share of GEO common stock will represent one share of common stock in the combined company.

Fractional Shares.  GEO will not issue fractional shares of GEO common stock in the merger. All fractional shares of GEO common stock to which a holder of shares of Cornell common stock would otherwise be entitled as a result of the merger will be aggregated. For any fractional share that results from such aggregation, the exchange agent will pay the holder an amount of cash, without interest, equal to the product of such fraction of a share of GEO common stock which the Cornell stockholder would otherwise have been entitled to receive pursuant to the merger multiplied by the closing sale price of a share of GEO common stock on the NYSE on the trading day that is one trading day prior to the closing date. GEO shall deposit with the exchange agent the funds required to make such cash payments when and as needed.

Ownership of the Combined Company After the Merger

As of January 3, 2010, approximately 51.6 million shares of GEO common stock were outstanding and approximately 3.7 million shares of GEO common stock were reserved for the exercise of outstanding GEO options and settlement of other outstanding GEO equity-based awards. In accordance with terms of the merger, at the effective time of the merger, GEO (1) will issue up to approximately 15.6 million shares of GEO common stock to Cornell stockholders pursuant to the merger and (2) will reserve for issuance approximately 0.2 million shares of GEO common stock in connection with the exercise or settlement of Cornell equity-based awards. GEO and Cornell expect that the shares of GEO common stock issued in connection with the merger in respect of Cornell common stock will represent approximately 23.3% of the outstanding common stock of the combined company immediately after the merger on a diluted basis. Shares of GEO common stock held by GEO shareholders immediately prior to the merger will represent approximately 76.7% of the outstanding common stock of the combined company immediately after the merger on a diluted basis.

Background of the Merger

Since 2003, GEO and Cornell, through their respective management teams and representatives, have discussed a potential strategic combination on a number of occasions. In 2004 and again in 2007, the companies undertook extensive due diligence and entered into negotiations regarding definitive merger agreements. However, the companies did not consummate a transaction in either year.

Following the failure to consummate a transaction in 2004, representatives of the companies continued to hold informal discussions regarding a potential business combination. James E. Hyman, Cornell’s Chairman, Chief Executive Officer and President, and George C. Zoley, GEO’s Chairman and Chief Executive Officer, have known each other professionally since early 2005 and from time to time have had informal conversations about their respective companies and the possibility of a strategic combination. In 2006, Cornell conducted a review of strategic alternatives involving multiple industry participants and potential private equity partners. That process eventually resulted in a merger agreement with a private equity company that Cornell’s stockholders rejected in January 2007.

In May 2007, representatives of GEO contacted representatives of Cornell and proposed that GEO acquire Cornell in an all stock transaction. Substantive discussions between representatives of the companies and extensive due diligence continued from May through October. However, the parties were ultimately unable to agree on terms for a proposed transaction and, on October 22, 2007, discussions regarding a combination were terminated. Thereafter, Mr. Hyman, from time to time, continued to have informal discussions on strategic combinations with other industry participants.

On July 2, 2009, GEO, through its representatives, delivered to Cornell a written proposal whereby GEO proposed to acquire Cornell in an all stock transaction at an exchange ratio of 1.05 shares of GEO common stock for each outstanding share of Cornell common stock. Prior to the receipt of such proposal, the Cornell board of directors had directed Cornell senior management to undertake a review of Cornell’s strategic alternatives, based on the broader industry and economic climate. Following the receipt of this proposal, on July 9, 2009, the Cornell board of directors met with representatives of Moelis & Company LLC, hereafter referred to as Moelis & Company, Cornell’s financial advisor, to evaluate the terms of the proposal and to consider strategic alternatives available to Cornell including, among other things, the relative advantages of a strategic combination with GEO. Based on its evaluation, the Cornell board of directors rejected the proposal.

Following the rejection of the proposal, the Cornell board of directors continued to discuss strategic opportunities and alternatives for Cornell at regularly scheduled meetings. Those discussions included evaluations of strategies to enhance Cornell’s business through internal and external means.

In August 2009, Messrs. Hyman and Zoley again informally discussed the possibility of re-initiating conversations regarding a potential transaction between GEO and Cornell. No formal terms were proposed at that time. During the ensuing months, Mr. Zoley periodically kept the members of GEO’s board of directors apprised that Cornell was potentially interested in engaging in discussions once again.

On February 18, 2010, at a meeting of the corporate planning committee of the GEO board of directors, Mr. Zoley discussed at length with the GEO board members various growth opportunities that GEO was in the process of evaluating. During this meeting, Mr. Zoley once again discussed the potential acquisition of Cornell. Mr. Zoley also provided to the GEO board members selected preliminary pro forma information regarding the potential impact of an acquisition of Cornell on GEO’s business, including certain key financial and operating metrics.

On March 3, 2010, Messrs. Hyman and Zoley met and discussed GEO’s continued interest in a strategic business combination. During this meeting, Mr. Hyman and Mr. Zoley discussed a proposal whereby GEO would acquire Cornell in an all stock transaction at an exchange ratio of 1.25 shares of GEO common stock for each outstanding share of Cornell common stock. In the days following, Mr. Hyman, following separate telephonic communications with each member of the Cornell board of directors, continued to engage in informal conversations with a number of potential domestic and international strategic partners. Such discussions continued throughout the months of March and April.

At a meeting held on March 26, 2010, the Cornell board of directors met with representatives of Moelis & Company and Cornell senior management present, including Mr. Hyman. Mr. Hyman outlined Mr. Zoley’s proposal to Cornell’s board of directors. The board discussed the proposal and other strategic considerations and potential strategic alternatives available to Cornell. At this meeting, the Cornell board of directors appointed a special committee of the board comprised solely of independent directors, referred to herein as the special committee, to evaluate strategic alternatives, including GEO’s proposal and any proposals received from other parties, and to negotiate the terms of any definitive transaction documents. The special committee further determined to retain Hogan Lovells US LLP, hereafter referred to as Hogan Lovells, as legal counsel in connection with the evaluation of proposals.

On April 1, 2010, the special committee met with representatives of Moelis & Company and Cornell senior management regarding the status of discussions with various potential strategic partners. Representatives of Cornell senior management informed the special committee that a potential strategic acquirer expressed limited general interest in a transaction but it, and each of the other parties contacted, did not appear interested in specific discussions at that time. The special committee, following discussion concerning these parties, and following a review of the fiduciary duties of the Cornell board of directors with representatives of Hogan Lovells, determined, among other things, that Mr. Hyman should inform Mr. Zoley that Cornell, through the special committee, would be willing to proceed with discussions concerning a potential strategic transaction and to request that Mr. Zoley submit a written proposal for the special committee’s consideration. Additionally, the special committee determined that representatives of Cornell senior management and Moelis & Company should continue communications with other potential strategic acquirers. Immediately following the meeting, Mr. Hyman contacted Mr. Zoley as directed.

On April 2, 2010, GEO submitted a written, non-binding proposal to the board of directors of Cornell pursuant to which GEO proposed to acquire all of the outstanding common stock of Cornell in exchange for either stock consideration at an exchange ratio of 1.25 shares of GEO common stock for each outstanding share of Cornell common stock, or a mix of cash and stock consideration equal to one share of GEO common stock plus $4.00 in cash for each outstanding share of Cornell common stock, at the election of each Cornell stockholder. The proposal further requested that GEO and Cornell adhere to an expedited transaction timeline and due diligence process.

On April 5, 2010, the special committee of Cornell met with representatives of Hogan Lovells and Moelis & Company, with members of Cornell senior management present, to consider GEO’s proposal and to receive an update as to the status of discussions with various other potential strategic acquirers. A representative of Moelis & Company and members of Cornell senior management informed the special committee that the other potential strategic acquirers were not interested in substantive discussions at that time and a representative of Moelis & Company reviewed with the Cornell board of directors the likelihood of interest by, and ability to procure acquisition financing of, other potential parties. Mr. Hyman outlined the terms of GEO’s proposal and the proposed timeline. Representatives of Moelis & Company outlined for the special committee the substance of discussions concerning the proposal held with GEO’s outside counsel. A representative of Moelis & Company answered questions from the members of the special committee regarding the specific terms of the offer and representatives of Hogan Lovells reviewed the fiduciary duties of the Cornell board of directors. Following discussion among its members, the special committee determined that Moelis & Company should contact representatives of GEO to communicate that the special committee had rejected GEO’s proposal because the special committee believed that GEO’s proposal constituted an inadequate premium to the trading price of Cornell’s common stock. Immediately following the meeting, representatives of Moelis & Company contacted GEO as directed. Discussions continued throughout the week of April 5, 2010 between Moelis & Company and representatives of GEO concerning the specific financial terms of a possible revised proposal.

On April 9, 2010, GEO held internal discussions and conducted a detailed review of, among other things, its valuation of Cornell. Representatives of GEO subsequently contacted representatives of Moelis & Company to orally communicate that (i) GEO would revise its offer such that all of the outstanding common stock of Cornell would be exchanged for either stock consideration at an exchange ratio of 1.25 shares of GEO common stock for each outstanding share of Cornell common stock, or a mix of cash and stock consideration equal to one share of GEO common stock plus $5.00 in cash for each outstanding share of Cornell common stock, at the election of each Cornell stockholder, and (ii) no seats on the board of directors of GEO would be offered to Cornell as part of the transaction.

On April 9, 2010, the special committee met with representatives of Hogan Lovells, Moelis & Company and members of Cornell senior management present to discuss GEO’s revised proposal. Following discussion among those present concerning the revised terms of the proposal, financial analysis conducted by Moelis & Company concerning Cornell and GEO and a review of the fiduciary duties of the Cornell board of directors with representatives of Hogan Lovells, the special committee determined to reject GEO’s revised proposal and to submit a counter proposal in writing to GEO which would result in Cornell stockholders receiving, for each outstanding share of Cornell common stock, either (i) 1.3 shares of GEO common stock, or (ii) the cash value of one share of GEO common stock plus $6.00, at such stockholders’ election.

On April 10, 2010, representatives of GEO and GEO senior management held extensive discussions regarding the terms of the special committee’s counterproposal. Following those discussions, on April 11, 2010, GEO submitted a revised written, non-binding proposal to acquire Cornell pursuant to which Cornell’s stockholders could elect to receive in exchange for each outstanding share of Cornell common stock either (i) 1.3 shares of GEO common stock, or (ii) the cash value of one share of GEO common stock plus $6.00, at such stockholders’ election. The proposal provided for the execution of a definitive merger agreement on April 18, 2010 and a public announcement of the transaction on April 19, 2010.

Hogan Lovells received the first draft of the definitive merger agreement from GEO’s counsel on April 13, 2010. Thereafter, the parties and their respective advisors continued mutual due diligence and, from April 13, 2010 through April 18, 2010, negotiated the terms of a definitive merger agreement and ancillary documents. The parties largely completed their due diligence efforts on April 16, 2010.

On April 15, 2010, the GEO board of directors held a telephonic meeting to discuss the proposed acquisition of Cornell. Mr. Zoley summarized the status of recent discussions and negotiations that had taken place regarding the proposed transaction. He then reviewed in detail the terms of GEO’s proposal letter, dated April 11, 2010, which is summarized above. A copy of the letter had been provided to the GEO board of directors in advance of the meeting. Mr. Zoley next reviewed the extensive history of discussions between the two companies and the substantial due diligence that GEO had conducted over the years on Cornell’s business. Discussions were then had regarding the board’s significant familiarity with Cornell’s business and operations. Several GEO board members expressed optimism that Cornell appeared to once again have an interest in pursuing a transaction but questioned whether a transaction could actually be completed on mutually satisfactory terms given the parties’ history of terminated discussions. A number of key factors relating to transaction execution were then considered, including, among other things, the extensive amount of due diligence the parties had conducted on each other’s respective businesses in the past, the information that was publicly available on both companies due to their status as SEC reporting companies, the companies’ status as competitors in the corrections industry, and the risk that a lengthy process could significantly increase the possibility that news of a potential transaction could leak and make the transaction highly improbable. After taking these and other relevant factors into account, the GEO board of directors supported GEO management’s view that an expedited timeline for negotiations and due diligence would be an advisable strategy for successfully executing a definitive merger agreement with respect to a proposed transaction. Representatives of Akerman Senterfitt then reviewed the proposed terms of the merger agreement with Cornell in detail. Extensive discussions were had regarding various key terms and provisions of the merger agreement. Following these discussions on the merger agreement, representatives of Akerman Senterfitt delivered a detailed presentation regarding the GEO board of directors’ fiduciary duties in connection with its review and approval of the proposed transaction with Cornell. After extensive discussion, the meeting was adjourned.

On April 16, 2010, the board of directors of Cornell, including the members of the special committee, met with representatives of Hogan Lovells, Moelis & Company and members of Cornell senior management present to discuss the status of due diligence efforts and negotiations concerning the definitive merger agreement. Representatives of Hogan Lovells, Moelis & Company and Cornell senior management reviewed for the board, among other things, the directors’ fiduciary duties, the proposed deal structure, preliminary due diligence results and certain of GEO’s corporate governance practices and policies. The parties continued negotiations following such meeting.

The special committee met again on April 18, 2010 with representatives of Hogan Lovells, Moelis & Company and members of Cornell senior management present to confer and agree upon a recommendation to the board of directors of Cornell regarding a potential transaction with GEO. During this meeting, Mr. Hyman outlined a revised proposal pursuant to which Cornell’s stockholders could elect to receive in exchange for each outstanding share of Cornell common stock either (i) 1.3 shares of GEO common stock or (ii) the greater of the cash equivalent of (a) 1.3 shares of GEO common stock or (b) one share of GEO common stock plus $6.00, at the election of each Cornell stockholder. GEO’s proposal was contingent upon certain conditions, including, among other things, that no more than 20% of the shares of Cornell common stock be exchanged for the cash consideration and that the aggregate cash consideration payable would not, except in GEO’s sole discretion, exceed $100.0 million. The proposal was discussed at length by the members of the special committee and the special committee’s legal and financial advisors. Representatives of Hogan Lovells also reviewed the status of the negotiations concerning the definitive merger agreement and thereafter the members of the special committee unanimously determined to recommend, subject to the receipt of definitive documentation from GEO consistent with the terms of the transaction as presented by Mr. Hyman, the acceptance of GEO’s proposal to the board of directors of Cornell.

Immediately thereafter, the board of directors of Cornell, including the members of the special committee, met with representatives of Hogan Lovells, Moelis & Company and members of Cornell senior management present to consider the proposed transaction. Mr. Hyman outlined the terms of GEO’s revised merger proposal. Representatives of Hogan Lovells advised the board of directors of its fiduciary duties and its confidentiality obligations, and also reviewed the terms of the draft merger agreement with the board of directors and answered questions from the board members about the transaction documents, including with respect to events which would trigger the payment of a termination fee by Cornell to GEO and the fiduciary duties of the Cornell board of directors in connection with the receipt of superior proposals. A representative of Moelis & Company presented its updated financial analysis of the proposed merger and explained to the members of the Cornell board of directors the mechanics of the proposed election to be made by Cornell stockholders and other details regarding the transaction structure. In connection with its deliberations, the Cornell board of directors considered written materials distributed in advance of the meeting by Moelis & Company. Representatives of Hogan Lovells also reviewed with the board the final results of the due diligence conducted on GEO. The directors then engaged in a discussion with their advisors about the transaction. Following such discussion, a representative of Moelis & Company orally expressed its opinion (subsequently confirmed in writing) that as of such date, based upon and subject to the considerations, assumptions, qualifications and limitations set forth therein, the consideration to be received in the merger by the holders of shares of Cornell common stock (viewed solely in their capacities as holders of shares of Cornell common stock), was fair from a financial point of view. Mr. Hyman disclosed to the Cornell board of directors that GEO had requested him to extend by one year, contingent upon the consummation of the merger, the term of the non-competition period contained in Mr. Hyman’s employment agreement. Such extension would be made on mutually-agreeable terms to be documented after execution of the merger agreement. Mr. Hyman reviewed the proposed terms of such understanding, which had not yet been finalized, and responded to questions from the Cornell board of directors relating thereto. As of the date hereof, the parties are working to agree on definitive documentation agreeable to both parties regarding the extension of Mr. Hyman’s non-competition period. Thereafter, the special committee expressed its unanimous recommendation of the transaction to the Cornell board of directors and then the Cornell board of directors, having taken into consideration the information presented, including the opinion of Moelis & Company, approved the merger of GEO and Cornell and the merger agreement, and voted to recommend the adoption of the merger agreement to the holders of Cornell’s common stock. Promptly following the vote of the members of the board of directors, Moelis & Company delivered its written opinion, dated April 18, 2010, a copy of which is attached hereto as Annex E.

On April 18, 2010, the GEO board of directors met with representatives of Akerman Senterfitt and GEO’s financial advisors to discuss the proposed transaction with Cornell. During the meeting, Mr. Zoley outlined the revised merger proposal. Barclays Capital and BofA Merrill Lynch reviewed with the GEO board of directors their financial analysis of the proposed merger consideration and each rendered to the GEO board of directors an oral opinion (confirmed by delivery of a written opinion) to the effect that, as of such date and based upon and subject to the considerations, assumptions, qualifications and limitations set forth therein, the consideration to be paid by GEO in the merger was fair, from a financial point of view, to GEO. Representatives of Akerman Senterfitt then reviewed with the GEO board of directors the results of GEO’s due diligence review and the terms of the merger agreement. An extensive discussion was had regarding various key terms and provisions of the merger agreement. Representatives of Akerman Senterfitt also discussed the fiduciary duties of the GEO board of directors with respect to the potential transaction. Thereafter, the GEO board of directors, having taken into consideration the information presented and the factors noted below in the section captioned “GEO Reasons for the Merger and the Recommendation of GEO’s Board of Directors Relating to the Merger,” approved the merger of GEO and Cornell, the merger agreement and the GEO share issuance. The GEO board of directors voted to recommend that the GEO shareholders approve the GEO share issuance in connection with the merger. Following the vote of the members of the GEO board of directors, Barclays Capital and BofA Merrill Lynch each delivered their individual written opinions, dated April 18, 2010, copies of which are attached hereto as Annex C and Annex D.

Following the approval of Cornell’s board of directors, the parties executed the merger agreement and certain related agreements on April 18, 2010 and a joint press release was issued on the morning of April 19, 2010.

GEO Reasons for the Merger and the Recommendation of GEO’s Board of Directors Relating to the Merger

The GEO board of directors believes that the merger will provide GEO shareholders with an interest in a combined company with an enhanced platform to deliver high quality, diversified government services and pursue new growth opportunities. In evaluating the GEO share issuance in connection with the merger, the GEO board of directors consulted with GEO’s senior management and legal and financial advisors. The GEO board of directors has (i) determined that the merger consideration is fair, from a financial point of view, and (ii) recommended the approval of the GEO share issuance in connection with the merger to the GEO shareholders.

In reaching its conclusion to recommend the GEO share issuance in connection with the merger, the GEO board of directors considered a number of factors, including those discussed below:

Strategic Considerations

•	Strong Strategic Benefits. The GEO board of directors considered that two key strategic benefits of the merger would be the combined company’s increased scale and the further diversification of GEO’s service offerings. The GEO board considered:

•	that the combined company is expected to generate annual revenues of more than $1.5 billion, and to materially increase GEO’s net income and free cash flow on an annualized basis, giving GEO substantially more size than it has pre-merger; and

•	that the addition of Cornell’s substantial presence in the community-based and behavioral health markets will further diversify GEO’s service offerings. Pre-merger, GEO operates two community-based corrections facilities totaling 287 beds, while Cornell operates 30 community-based facilities totaling 3,558 beds. Cornell operates 27 youth and family behavioral health facilities totaling 3,043 beds. GEO does not currently operate any youth and family behavioral health facilities.

•	Expansion of GEO Care Business Unit into New Markets and Service Offerings. GEO plans to place Cornell’s community-based and youth and family behavioral health operations under GEO Care’s management. These two divisions will incorporate an additional 57 facilities totaling 6,601 beds into GEO Care’s operations. As a result of the merger, GEO Care will have a presence in a total of 11 new states and the District of Columbia. The GEO board of directors believe that this expansion and further diversification of GEO Care’s business into new geographic markets and service offerings will substantially increase the profile of GEO Care’s operational expertise and enhance GEO Care’s ability to pursue business in new states and business segments.

•	GEO believes that the increased scale and diversification of the combined company post-merger will enable the combined company to better capitalize on attractive business development opportunities and serve its customers, mitigate business segment risk and result in a more balanced and diverse revenue base.

Financial Considerations

•	Increased Ability to Compete More Effectively. The GEO board of directors considered the financial strength of the combined company compared to GEO’s financial standing pre-merger, including, but not limited to, the GEO board of directors’ belief that:

•	a post-merger GEO is expected to have increased cash flow which should, in turn, enhance the combined company’s access to capital markets and lower its cost of capital. GEO strongly believes that strengthening its access to capital through the merger will enable it to more effectively compete with its competitors in the private sector, as well as the public sector; and

•	a post-merger GEO will be increasingly well positioned to build and finance new correctional facilities to meet customer demands for larger facilities. GEO believes that being in a better position to build and finance new correctional facilities is important due to the increased demand for private sector financing for the construction of new corrections facilities in light of budgetary pressures faced by state and federal governments.

Integration Considerations

•	Synergies and Cost Savings of the Combined Company. The management of GEO anticipates annual synergies of $12-15 million during the year following the completion of the merger, and believes there may be potential to achieve additional synergies thereafter. GEO believes the merger should result in a number of important synergies. These synergies are expected to result primarily from achieving greater operating efficiencies, capturing inherent economies of scale and leveraging corporate resources. Any synergies achieved will further enhance the free cash flow and return on invested capital of the combined company.

In the course of its deliberations, the GEO board of directors also considered a variety of risks and other factors, relating to the merger, including

•	the GEO board of directors’ knowledge of Cornell’s business, operations, financial condition, earnings and prospects; and

•	the GEO board of directors’ review, with the assistance of GEO management and outside advisors, of Cornell’s operations, financial condition and prospects.

In reaching its decision to recommend approval of the GEO share issuance to GEO’s shareholders in connection with the merger, the GEO board of directors did not quantify or assign any relative weights to different factors. The GEO board of directors considered all of these factors as a whole, and overall considered them to be favorable to, and to support, its determination.

The GEO board of directors has determined that the GEO share issuance in connection with the merger is advisable and in the best interests of GEO and its shareholders. The GEO board of directors recommends that GEO shareholders vote “FOR” the GEO share issuance and “FOR” the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

Opinions of GEO’s Financial Advisors

GEO engaged Barclays Capital and BofA Merrill Lynch as GEO’s financial advisors in connection with the merger. At an April 18, 2010 meeting of GEO’s board of directors held to evaluate the merger, Barclays Capital and BofA Merrill Lynch rendered to GEO’s board of directors separate oral opinions, subsequently confirmed by delivery of separate written opinions dated April 18, 2010, to the effect that, as of that date and based on and subject to the qualifications, limitations and assumptions stated in such opinions, the consideration to be paid by GEO in the merger was fair, from a financial point of view, to GEO.

The separate written opinions, each dated April 18, 2010, are attached as Annexes C and D, respectively, to this joint proxy statement/prospectus. The written opinions set forth, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken by GEO’s financial advisors in rendering their respective opinions. The following summaries are qualified in their entirety by reference to the full text of each such opinion. The opinions are addressed to GEO’s board of directors for its use in connection with its evaluation of the merger consideration and relate only to the fairness, from a financial point of view, to GEO of the consideration to be paid by GEO in the merger. The opinions do not in any manner address GEO’s underlying business decision to proceed with or effect the merger or any other matter and are not intended to and do not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the merger or any related matter.

The terms of the merger were determined through negotiations between GEO and Cornell, rather than by any financial advisor, and the decision to enter into the merger agreement was solely that of GEO’s board of directors. Barclays Capital and BofA Merrill Lynch did not recommend any specific form of consideration to GEO’s board of directors or that any specific form of consideration constituted the only appropriate consideration for the merger. The opinions were only one of many factors considered by GEO’s board of directors in its evaluation of the merger and should not be viewed as determinative of the views of GEO’s board of directors, management or any other party with respect to the merger or the consideration payable in the merger.

Summary of Barclays Capital’s Opinion

In arriving at its opinion, Barclays Capital, among other things:

•	reviewed the merger agreement and the specific financial terms of the merger;

•	reviewed and analyzed publicly available information concerning Cornell and GEO that Barclays Capital believed to be relevant to its analysis, including Cornell’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, GEO’s Annual Report on Form 10-K for the fiscal year ended January 3, 2010 and other relevant filings with the SEC;

•	reviewed and analyzed financial and operating information with respect to GEO’s business, operations and prospects furnished to Barclays Capital by GEO, including financial projections of GEO prepared by GEO’s management, referred to as the GEO forecasts;

•	reviewed and analyzed financial and operating information with respect to Cornell’s business, operations and prospects furnished to Barclays Capital by Cornell and GEO, including financial projections of Cornell prepared by Cornell’s management, referred to as the Cornell forecasts, and certain adjustments thereto prepared by GEO’s management reflecting more conservative assumptions and estimates as to the future financial performance of Cornell, referred to as the adjusted Cornell forecasts;

•	reviewed and analyzed public estimates of independent research analysts with respect to the future financial performance of GEO and Cornell;

•	reviewed and analyzed trading histories of Cornell common stock and GEO common stock from April 15, 2009 to April 16, 2010 and a comparison of those trading histories with each other;

•	reviewed and analyzed a comparison of certain financial data of Cornell and GEO with each other and with those of other companies that Barclays Capital deemed relevant;

•	reviewed and analyzed a comparison of the financial terms of the merger with the financial terms of certain other transactions that Barclays Capital deemed relevant;

•	reviewed and analyzed the relative contributions of Cornell and GEO to the future financial performance of the combined company on a pro forma basis;

•	reviewed and analyzed the potential pro forma financial impact of the merger on the future financial performance of the combined company, including the amount and timing of cost savings expected by GEO’s management to result from the merger, referred to as cost savings;

•	had discussions with GEO’s and Cornell’s managements concerning GEO’s and Cornell’s respective businesses, operations, assets, liabilities, financial condition and prospects; and

•	undertook such other studies, analyses and investigations as Barclays Capital deemed appropriate.

In arriving at its opinion, Barclays Capital assumed and relied upon the accuracy and completeness of the financial and other information used by Barclays Capital without any independent verification of such information and further relied upon the assurances of GEO’s and Cornell’s managements that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Cornell forecasts, upon Cornell’s advice, Barclays Capital assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of Cornell’s management as to the future financial performance of Cornell. With respect to the adjusted Cornell forecasts and the GEO forecasts, upon GEO’s advice, Barclays Capital assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of GEO’s management as to the future financial performance of Cornell and GEO and that Cornell and GEO would perform substantially in accordance with such projections, and Barclays Capital relied on the adjusted Cornell forecasts and the GEO forecasts in arriving at its opinion. In addition, upon GEO’s advice, Barclays Capital assumed that the amount and timing of the cost savings were reasonable and would be realized in accordance with such estimates. Barclays Capital assumed no responsibility for and expressed no view as to any projections or estimates reviewed by it or the assumptions on which they were based. In arriving at its opinion, Barclays Capital did not conduct a physical inspection of the properties and facilities of Cornell or GEO and did not make or obtain any evaluations or appraisals of the assets or liabilities, contingent or otherwise, of Cornell or GEO. Barclays Capital’s opinion necessarily was based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion. Barclays Capital assumed no responsibility for updating or revising its opinion based on events or circumstances that may occur after the date of its opinion. Barclays Capital expressed no opinion as to the prices at which shares of GEO common stock or Cornell common stock would trade at any time following the announcement of the merger or the prices at which shares of GEO common stock would trade at any time following consummation of the merger.

Barclays Capital assumed the accuracy of the representations and warranties contained in the merger agreement and all related agreements. Barclays Capital also assumed, upon GEO’s advice, that all material governmental, regulatory and third party approvals, consents and releases for the merger would be obtained within the constraints contemplated by the merger agreement and that the merger would be consummated in accordance with the merger agreement without waiver, modification or amendment of any material term, condition or agreement. Barclays Capital’s opinion does not in any manner address the form or structure of the merger, the form or structure of the merger consideration or any election, limitations or proration procedures relating to the merger consideration. Barclays Capital also did not express any opinion as to any tax or other consequences that might result from the merger, nor did its opinion address any legal, tax, regulatory or accounting matters, as to which Barclays Capital understood that GEO had obtained such advice as it deemed necessary from qualified professionals.

Barclays Capital was not requested to opine as to, and its opinion did not in any manner address, GEO’s underlying business decision to proceed with or effect the merger or the likelihood of consummation of the merger. In addition, Barclays Capital expressed no opinion on, and its opinion did not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the merger, or any class of such persons, relative to the consideration to be paid by GEO in the merger or otherwise. The issuance of Barclays Capital’s opinion was approved by Barclays Capital’s fairness opinion committee. Barclay Capital’s opinion is not intended to be and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the merger or any related matter. Except as described above, GEO imposed no other instructions or limitations on Barclays Capital with respect to the investigations made or the procedures followed by it in rendering its opinion.

Barclays Capital is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. GEO selected Barclays Capital because of its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally.

As compensation for Barclays Capital’s financial advisory services to GEO in connection with the merger, GEO has agreed to pay Barclays Capital an aggregate fee of $3.75 million, a portion of which was payable upon execution of the merger agreement and $3.375 million of which is contingent upon the consummation of the merger. In addition, GEO has agreed to reimburse Barclays Capital for expenses, including fees and disbursements of Barclays Capital’s counsel, and indemnify Barclays Capital and related parties for certain liabilities that may arise out of Barclays Capital’s engagement. Barclays Capital and its affiliates have performed various investment banking and financial services for GEO in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services. Specifically, in the past two years, Barclays Capital and its affiliates have acted as (i) joint book runner on certain debt offerings of GEO and (ii) financial advisor to GEO in connection with GEO’s share buy-back program. In addition, an affiliate of Barclays Capital currently is a lender under certain of GEO’s credit facilities. Barclays Capital and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of business, Barclays Capital and its affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments

(including loans and other obligations) of GEO, Cornell and certain of their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

Summary of BofA Merrill Lynch’s Opinion

In connection with rendering its opinion, BofA Merrill Lynch, among other things:

•	reviewed certain publicly available business and financial information relating to Cornell and GEO;

•	reviewed certain internal financial and operating information with respect to the business, operations and prospects of Cornell furnished to or discussed with BofA Merrill Lynch by Cornell’s management, including certain financial forecasts relating to Cornell prepared by Cornell’s management, referred to as the Cornell forecasts;

•	reviewed an alternative version of the Cornell forecasts incorporating certain adjustments thereto made by GEO’s management, referred to as the adjusted Cornell forecasts, and discussed with GEO’s management its assessments as to the relative likelihood of achieving the future financial results reflected in the Cornell forecasts and the adjusted Cornell forecasts;

•	reviewed certain internal financial and operating information with respect to the business, operations and prospects of GEO furnished to or discussed with BofA Merrill Lynch by GEO’s management, including certain financial forecasts relating to GEO prepared by GEO’s management, referred to as the GEO forecasts;

•	reviewed certain estimates as to the amount and timing of cost savings anticipated by GEO’s management to result from the merger, referred to as the cost savings;

•	discussed the past and current business, operations, financial condition and prospects of Cornell with members of senior managements of Cornell and GEO, and discussed the past and current business, operations, financial condition and prospects of GEO with members of GEO’s senior management;

•	discussed with GEO’s management its assessments as to (a) Cornell’s existing and future relationships, agreements and arrangements with, and GEO’s ability to retain, key management contracts of Cornell and (b) the ability of GEO to integrate the businesses of GEO and Cornell;

•	reviewed the potential pro forma financial impact of the merger on the future financial performance of GEO, including the potential effect on GEO’s estimated earnings per share, both before and after taking into account potential cost savings;

•	reviewed the trading histories of Cornell common stock and GEO common stock and a comparison of such trading histories with each other;

•	compared certain financial and stock market information of Cornell and GEO with similar information of other companies BofA Merrill Lynch deemed relevant;

•	compared certain financial terms of the merger to financial terms, to the extent publicly available, of other transactions BofA Merrill Lynch deemed relevant;

•	reviewed the relative financial contributions of Cornell and GEO to the future financial performance of the combined company on a pro forma basis;

•	reviewed the merger agreement; and

•	performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of the managements of GEO and Cornell that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Cornell forecasts, BofA Merrill Lynch was advised by Cornell, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Cornell’s management as to the future financial performance of Cornell. With respect to the adjusted Cornell forecasts, GEO forecasts and cost savings, BofA Merrill Lynch assumed, at GEO’s direction, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of GEO’s management as to the future financial performance of Cornell and GEO and the other matters covered thereby and, based on the assessments of GEO’s management as to the relative likelihood of achieving the future financial results reflected in the Cornell forecasts and the adjusted Cornell forecasts, BofA Merrill Lynch relied, at GEO’s direction, on the adjusted Cornell forecasts for purposes of its opinion. BofA Merrill Lynch also relied, at GEO’s direction, on the assessments of GEO’s management as to GEO’s ability to achieve the cost savings and was advised by GEO, and assumed, that the cost savings would be realized in the amounts and at the times projected. BofA Merrill Lynch further relied, at GEO’s direction, upon the assessments of GEO’s management as to Cornell’s existing and future relationships, agreements and arrangements with, and GEO’s ability to retain, key management contracts of Cornell and as to the ability of GEO to integrate the businesses of GEO and Cornell and assumed that there would be no developments with respect to any such matters that would have an adverse effect on Cornell, GEO or the contemplated benefits of the merger.

BofA Merrill Lynch did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities, contingent or otherwise, of Cornell or GEO, nor did it make any physical inspection of the properties or assets of Cornell or GEO. BofA Merrill Lynch did not evaluate the solvency or fair value of Cornell or GEO under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch assumed, at GEO’s direction, that the merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on Cornell, GEO or the contemplated benefits of the merger. BofA Merrill Lynch also assumed, at GEO’s direction, that the merger would qualify for federal income tax purposes as a reorganization under the provisions of Section 368(a) of the Code.

BofA Merrill Lynch expressed no view or opinion as to any terms or other aspects of the merger, other than the merger consideration to the extent expressly specified in its opinion, including, without limitation, the form or structure of the merger, the form or structure of the merger consideration or any election, limitations or proration procedures relating to the merger consideration. BofA Merrill Lynch’s opinion was limited to the fairness, from a financial point of view, to GEO of the merger consideration to be paid in the merger and no opinion or view was expressed with respect to any consideration received in connection with the merger by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the merger, or class of such persons, relative to the merger consideration. Furthermore, no opinion or view was expressed as to the relative merits of the merger in comparison to other strategies or transactions that might be available to GEO or in which GEO might engage or as to the underlying business decision of GEO to proceed with or effect the merger. BofA Merrill Lynch did not express any opinion as to what the value of GEO common stock actually would be when issued or the prices at which GEO common stock or Cornell common stock would trade at any time, including following announcement or consummation of the merger. BofA Merrill Lynch also did not express any view or opinion with respect to, and relied, with GEO’s consent, upon the assessments of GEO’s management regarding, legal, regulatory, accounting, tax or similar matters relating to Cornell, GEO or the merger as to which BofA Merrill Lynch understood that GEO had obtained such advice as it deemed necessary from qualified professionals. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any shareholder should vote or act in connection with the merger or any related matter.

BofA Merrill Lynch’s opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch’s opinion was approved by BofA Merrill Lynch’s Americas Fairness Opinion Review Committee. Except as described above, GEO imposed no other limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

GEO has agreed to pay BofA Merrill Lynch for its services as financial advisor to GEO in connection with the merger an aggregate fee of $3.75 million, a portion of which was payable upon execution of the merger agreement and $3.375 million of which is contingent upon the completion of the merger. GEO also has agreed to reimburse BofA Merrill Lynch for its expenses, including fees and disbursements of BofA Merrill Lynch’s counsel, incurred in connection with BofA Merrill Lynch’s engagement and to indemnify BofA Merrill Lynch, any controlling person of BofA Merrill Lynch and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.

BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of business, BofA Merrill Lynch and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of GEO, Cornell and certain of their respective affiliates.

BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to GEO and have received or in the future may receive compensation for the rendering of these services, including (i) having acted as joint book runner on certain debt offerings of GEO and as dealer manager for a tender offer undertaken by GEO for certain of its outstanding notes, (ii) having acted or acting as lender under various credit facilities of GEO and (iii) having provided or providing certain treasury management services to GEO. In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Cornell and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as syndication agent for, and/or as lender under, various credit and leasing facilities of Cornell.

BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in providing financial advisory services in connection with mergers and acquisitions. GEO selected BofA Merrill Lynch to act as GEO’s financial advisor in connection with the merger on the basis of BofA Merrill Lynch’s experience in transactions similar to the merger, its reputation in the investment community and its familiarity with GEO and its business.

Summary of Financial Analyses

In connection with rendering their respective opinions, GEO’s financial advisors performed certain financial, comparative and other analyses as summarized below. This summary is not a complete description of the financial analyses performed and factors considered in connection with such opinions. In arriving at their respective opinions, GEO’s financial advisors did not ascribe a specific range of values to shares of GEO common stock or Cornell common stock but rather made their respective determinations as to the fairness, from a financial point of view, to GEO of the consideration to be paid by GEO in the merger on the basis of various financial and comparative analyses taken as a whole. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.

In arriving at their respective opinions, GEO’s financial advisors did not attribute any particular weight to any single analysis or factor considered but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered and in the context of the circumstances of the particular transaction. Accordingly, the analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying such opinions. The fact that any specific analysis has been referred to in the summary below is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing their analyses, GEO’s financial advisors considered industry performance, general business and economic conditions and other matters existing as of April 18, 2010, many of which are beyond the control of GEO, Cornell or any other parties to the merger. None of GEO, Cornell or GEO’s financial advisors or any other person assumes responsibility if future results are different from those discussed, whether or not any such difference is material. Any estimates contained in these analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or necessarily reflect the prices at which businesses or securities may actually be sold or acquired. Accordingly, the assumptions and estimates used in, and the results derived from, the following analyses are inherently subject to substantial uncertainty.

The following is a summary of the material financial analyses reviewed with GEO’s board of directors by GEO’s financial advisors at GEO’s board meeting on April 18, 2010. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of such financial analyses. Barclays Capital and BofA Merrill Lynch performed separate financial analyses with respect to Cornell and GEO on a standalone basis and jointly performed certain pro forma financial analyses as more fully described below. For purposes of the financial analyses summarized below, the term “implied merger consideration” refers to the implied per share value of (i) the all-stock merger consideration of $24.91 based on 1.3 shares of GEO common stock and GEO’s closing stock price of $19.16 as of April 16, 2010 (the last trading day prior to execution of the merger agreement) and (ii) the all-cash consideration of $25.16 based on 1.0 share of GEO common stock and GEO’s closing stock price of $19.16 as of April 16, 2010 plus $6.00. Also for purposes of the financial analyses summarized below, the term “merger exchange ratios” refers to the exchange ratio of 1.3 and the implied all-cash exchange ratio of 1.31 based on the implied value of the all-cash merger consideration of $25.16 divided by GEO’s closing stock price on April 16, 2010.

Barclays Capital Financial Analyses

Cornell Selected Company Analysis.  Barclays Capital reviewed and compared specific financial and operating data relating to Cornell with the following two selected correctional, detention, educational, rehabilitation and treatment services providers:

•	GEO

•	Corrections Corporation of America

No selected company is identical to Cornell. Accordingly, Barclays Capital believes that purely quantitative analyses are not, in isolation, determinative and that qualitative judgments concerning differences in the business, financial and operating characteristics and prospects of Cornell and the selected companies that could affect public trading values also are relevant.

Barclays Capital calculated, among other things, the ratio of each company’s enterprise value to its calendar year 2010 estimated earnings before interest, taxes, depreciation and amortization, or EBITDA. Enterprise value generally was obtained by adding short-term and long-term debt to the sum of the market value of common equity, calculated using a fully diluted share count assuming the treasury stock method, and the book value of any minority interest, and subtracting cash and cash equivalents. These calculations were performed based on publicly available financial data and closing stock prices as of April 16, 2010, the last trading date prior to execution of the merger agreement. Barclays Capital then applied a range of selected multiples of calendar year 2010 estimated EBITDA derived from the selected companies to corresponding data of Cornell based on the adjusted Cornell forecasts. This analysis indicated the following implied per share equity value reference range for Cornell, as compared to the implied merger consideration:

Implied per Share Equity Value	Implied Merger Consideration Based on:
Reference Range for Cornell	All-Stock Consideration	All-Cash Consideration

$22.58 - $27.57	$24.91	$25.16

Barclays Capital also calculated an implied exchange ratio reference range by dividing the high and low ends of the implied per share equity value reference range for Cornell described above by GEO’s closing stock price of $19.16 as of April 16, 2010. This indicated the following implied exchange ratio reference range, as compared to the merger exchange ratios:

Implied Exchange Ratio	Merger Exchange Ratios Based on:
Reference Range	All-Stock Consideration	All-Cash Consideration

1.18x - 1.44x	1.3x	1.31x

Cornell Selected Transactions Analysis.  Barclays Capital reviewed and compared the purchase prices and financial multiples paid in the following nine selected transactions involving correctional, detention, educational, rehabilitation and treatment services providers:

Acquiror	Target

• Psychiatric Solutions, Inc.	• Horizon Health Corporation
• Psychiatric Solutions, Inc.	• Alternative Behavioral Services, Inc.
• GEO	• Correctional Services Corp.
• Cornell	• Correctional Systems, Inc.
• Electra Partners Europe Limited	• Global Solutions Limited
• Psychiatric Solutions, Inc.	• Ramsay Youth Services, Inc.
• National MENTOR Holdings, Inc.	• REM, Inc.
• Psychiatric Solutions, Inc.	• The Brown Schools, Inc. (six psychiatric facilities)
• Group 4 Falck A/S	• The Wackenhut Corp.

No selected transaction or company is identical to Cornell or the merger. Accordingly, Barclays Capital believes that purely quantitative analyses are not, in isolation, determinative and that qualitative judgments concerning differences in the characteristics of the selected transactions and the merger that could affect the acquisition values of the selected target companies and Cornell also are relevant.

Barclays Capital calculated transaction values in the selected transactions as the ratio of the target company’s enterprise value, based on the consideration payable in the selected transaction, to its latest 12 months EBITDA based on publicly available information at the time of announcement of the relevant transaction. Barclays Capital then applied a range of selected multiples of latest 12 months EBITDA derived from the selected transactions to Cornell’s calendar year 2009 EBITDA based on Cornell’s public filings and to Cornell’s calendar year 2010 estimated EBITDA based on the adjusted Cornell forecasts. This analysis indicated the following implied per share equity value reference ranges for Cornell, as compared to the implied merger consideration:

Implied per Share Equity Value
Reference Ranges for Cornell Based on:		Implied Merger Consideration Based on:
2009A	2010E	All-Stock	All-Cash
EBITDA	EBITDA	Consideration	Consideration

$33.06 - $38.70	$27.57 - $32.57	$24.91	$25.16

Barclays Capital also calculated implied exchange ratio reference ranges by dividing the high and low ends of the implied per share equity value reference ranges for Cornell described above by GEO’s closing stock price of

$19.16 as of April 16, 2010. This indicated the following implied exchange ratio reference ranges, as compared to the merger exchange ratios:

Implied Exchange Ratio
Reference Ranges Based on:		Merger Exchange Ratios Based on:
2009A	2010E	All-Stock	All-Cash
EBITDA	EBITDA	Consideration	Consideration

1.73x - 2.02x	1.44x - 1.70x	1.3x	1.31x

Cornell Discounted Cash Flow Analysis.  Barclays Capital performed a discounted cash flow analysis of Cornell to calculate the estimated present value of the standalone future cash flows of Cornell. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors. To calculate an implied reference range for Cornell using the discounted cash flow method, Barclays Capital added (i) Cornell’s projected after-tax unlevered free cash flows for fiscal years 2010 through 2014 based on the adjusted Cornell forecasts to (ii) the residual or terminal value of Cornell at the end of the forecast period, and discounted such amounts to present value using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking the tax-affected earnings before interest and tax expense, adding back non-cash depreciation and amortization, subtracting capital expenditures and adjusting for changes in working capital. The terminal value of Cornell was estimated by applying a selected range of terminal value multiples of 7.5x to 8.5x to Cornell’s fiscal year 2014 estimated EBITDA. The cash flows and terminal values were then discounted to present value using discount rates ranging from 9.0% to 11.0%. This analysis indicated the following implied per share equity value reference range for Cornell, as compared to the implied merger consideration:

	Implied Merger Consideration Based on:
Implied per Share Equity Value	All-Stock	All-Cash
Reference Range for Cornell	Consideration	Consideration

$21.81 - $28.29	$24.91	$25.16

Barclays Capital also calculated an implied exchange ratio reference range by dividing the high and low ends of the implied per share equity value reference range for Cornell described above by GEO’s closing stock price of $19.16 as of April 16, 2010. This indicated the following implied exchange ratio reference range, as compared to the merger exchange ratios:

Merger Exchange Ratios Based on:
Implied Exchange Ratio	All-Stock	All-Cash
Reference Range	Consideration	Consideration

1.14x - 1.48x	1.3x	1.31x

Other Factors.  Barclays Capital also considered, for informational purposes, certain other factors, including:

•	premiums paid in selected precedent transactions with transaction values of between $200 million and $1 billion announced during the five-year period ended April 13, 2010;

•	implied exchange ratios based on certain market and financial data for Cornell and GEO;

•	target prices for Cornell common stock estimated by selected research analysts; and

•	high and low closing prices of Cornell common stock during the 52-week period ended April 16, 2010.

BofA Merrill Lynch Financial Analyses

Cornell Selected Companies Analysis.  BofA Merrill Lynch reviewed publicly available financial and stock market information for Cornell and the following three selected correctional, detention, educational, rehabilitation and treatment services providers:

•	GEO

•	Corrections Corporation of America

•	The Providence Service Corporation

BofA Merrill Lynch reviewed, among other things, enterprise values of the selected companies, calculated as equity values based on closing stock prices on April 16, 2010, plus debt, less cash and other adjustments, as a multiple of calendar years 2010 and 2011 estimated EBITDA. BofA Merrill Lynch also reviewed per share equity values, based on closing stock prices on April 16, 2010 (the last trading day prior to execution of the merger agreement), of the selected companies as a multiple of calendar year 2010 estimated earnings per share, referred to as EPS. BofA Merrill Lynch then applied a range of selected multiples of calendar years 2010 and 2011 estimated EBITDA and calendar year 2010 estimated EPS derived from the selected companies to corresponding data of Cornell. Estimated financial data of the selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information. Estimated financial data of Cornell were based on the adjusted Cornell forecasts. This analysis indicated the following implied per share equity value reference ranges for Cornell, as compared to the implied merger consideration:

Implied per Share Equity Value
Reference Ranges for Cornell Based on:			Implied Merger Consideration Based on:
2010E	2011E	2010E	All-Stock	All-Cash
EBITDA	EBITDA	EPS	Consideration	Consideration

$17.60 - $25.10	$17.50 - $25.60	$15.50 - $17.80	$24.91	$25.16

BofA Merrill Lynch also calculated implied exchange ratio reference ranges derived from the implied per share equity value reference ranges for Cornell described above and the implied per share equity value reference ranges for GEO described below under the caption “- GEO selected companies analysis.” This indicated the following implied exchange ratio reference ranges, as compared to the merger exchange ratios:

Implied Exchange Ratio
Reference Ranges Based on:			Merger Exchange Ratios Based on:
2010E	2011E	2010E	All-Stock	All-Cash
EBITDA	EBITDA	EPS	Consideration	Consideration

0.77x - 1.31x	0.83x - 1.50x	0.70x - 0.93x	1.3x	1.31x

No company used in this analysis is identical to Cornell. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which Cornell was compared.

Cornell Selected Precedent Transactions Analysis.  BofA Merrill Lynch reviewed, to the extent publicly available, financial information relating to the following nine selected transactions involving correctional, detention, educational, rehabilitation and treatment services providers:

Acquiror	Target

• G4S plc	• Global Solutions Limited
• Psychiatric Solutions, Inc.	• Horizon Health Corporation
• GEO	• Correctional Services Corp.
• Cornell	• Correctional Systems, Inc.
• Electra Partners Europe Limited	• Global Solutions Limited
• Psychiatric Solutions, Inc.	• Ramsay Youth Services, Inc.
• National MENTOR Holdings, Inc.	• REM, Inc.
• Psychiatric Solutions, Inc.	• The Brown Schools, Inc. (six psychiatric facilities)
• Group 4 Falck A/S	• The Wackenhut Corp.

BofA Merrill Lynch reviewed transaction values, calculated as the enterprise value implied for the target company, based on the consideration payable in the selected transaction, as a multiple of the target company’s latest 12 months EBITDA. BofA Merrill Lynch then applied a range of selected multiples of latest 12 months EBITDA derived from the selected transactions to Cornell’s calendar year 2010 estimated EBITDA which, given the recent decline in Cornell’s EBITDA, served as a proxy for Cornell’s latest 12 months EBITDA. Estimated financial data of the selected transactions were based on publicly available information. Estimated financial data of Cornell were based on the adjusted Cornell forecasts. This analysis indicated the following implied per share equity value reference range for Cornell, as compared to the implied merger consideration:

	Implied Merger Consideration Based on:
Implied per Share Equity Value	All-Stock	All-Cash
Reference Range for Cornell	Consideration	Consideration

$30.10 - $35.10	$24.91	$25.16

No company, business or transaction used in this analysis is identical to Cornell or the merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which Cornell and the merger were compared.

Cornell Discounted Cash Flow Analysis.  BofA Merrill Lynch performed a discounted cash flow analysis of Cornell to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that Cornell was forecasted to generate during the second through fourth quarters of calendar year 2010 through the full calendar year 2014 based on the Cornell forecasts and the adjusted Cornell forecasts. BofA Merrill Lynch calculated terminal values for Cornell by applying terminal multiples of 6.5x to 8.0x to Cornell’s fiscal year 2014 estimated EBITDA. The cash flows and terminal values were then discounted to present value as of December 31, 2009 using discount rates ranging from 8.0% to 10.0%. BofA Merrill Lynch also calculated the estimated present value of potential cost savings estimated by GEO’s management to result from the merger assuming a selected perpetuity growth rate of 0.5% and discount rate of 9.0%. This analysis indicated the following implied per share equity value reference ranges for Cornell, both before and after taking into account the estimated present value of potential cost savings, as compared to the implied merger consideration:

Implied per Share Equity Value		Implied Merger
Reference Ranges for Cornell Based on:		Consideration Based on:
Cornell Forecasts	Adjusted Cornell Forecasts	All-Stock	All-Cash
(Without Cost Savings)	(Without Cost Savings)	Consideration	Consideration

$30.70 - $42.40	$18.90 - $27.40	$24.91	$25.16

Cornell Forecasts (With Cost Savings)	Adjusted Cornell Forecasts (With Cost Savings)

$35.50 - $47.20	$23.70 - $32.20

GEO Selected Companies Analysis.  BofA Merrill Lynch reviewed publicly available financial and stock market information for GEO and the following three selected correctional, detention, educational, rehabilitation and treatment services providers:

•	Cornell

•	Corrections Corporation of America

•	The Providence Service Corporation

BofA Merrill Lynch reviewed, among other things, enterprise values of the selected companies, calculated as equity values based on closing stock prices on April 16, 2010, plus debt, less cash and other adjustments, as a multiple of calendar years 2010 and 2011 estimated EBITDA. BofA Merrill Lynch also reviewed per share equity values, based on closing stock prices on April 16, 2010, of the selected companies as a multiple of calendar year 2010 estimated EPS. BofA Merrill Lynch then applied a range of selected multiples of calendar years 2010 and 2011 estimated EBITDA and calendar year 2010 estimated EPS derived from the selected companies to corresponding data of GEO. Estimated financial data of the selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information. Estimated financial data of GEO were based on the GEO forecasts. This analysis indicated the following implied per share equity value reference ranges for GEO, as compared to the closing price of GEO common stock on April 16, 2010:

Implied per Share Equity Value
Reference Ranges for GEO Based on:			Closing Price of
2010E	2011E	2010E	GEO Common Stock
EBITDA	EBITDA	EPS	on April 16, 2010

$19.10 - $22.80	$17.10 - $21.10	$19.10 - $22.00	$19.16

No company used in this analysis is identical to GEO. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which GEO was compared.

Other Factors.  BofA Merrill Lynch also considered, for informational purposes, certain other factors, including:

•	high and low closing prices of Cornell common stock and GEO common stock during the 52-week period ended April 16, 2010; and

•	target stock prices for Cornell common stock and GEO common stock estimated by selected research analysts.

Barclays Capital and BofA Merrill Lynch Joint Pro Forma Financial Analyses

Pro Forma Contribution Analysis.  Barclays Capital and BofA Merrill Lynch reviewed the relative financial contributions of Cornell and GEO to the estimated financial performance of the combined company on a pro forma basis. Barclays Capital and BofA Merrill Lynch reviewed the pro forma combined company’s estimated revenue, EBITDA and earnings before interest and taxes, referred to as EBIT, for fiscal years 2010 and 2011 based on the adjusted Cornell forecasts (in the case of Cornell financial data) and the GEO forecasts (in the case of GEO financial data). Barclays Capital and BofA Merrill Lynch calculated the overall aggregate equity ownership percentages of Cornell stockholders and GEO shareholders in the combined company based on such relative contributions, and then compared such percentages to the aggregate pro forma equity ownership percentages of Cornell stockholders and GEO shareholders in the combined company immediately upon consummation of the merger based on the merger consideration assuming either all-stock consideration or the maximum percentage of cash payable in the merger of 20%. This analysis indicated the following:

	Aggregate Pro Forma Equity Ownership
	of GEO Shareholders Based on:
Overall Contribution Percentage	All-Stock	80% Stock / 20%
Reference Range for GEO	Consideration	Cash Consideration

69.4% - 74.3%	71%	75%

	Aggregate Pro Forma Equity Ownership
	of Cornell Stockholders Based on:
Overall Contribution Percentage	All-Stock	80% Stock / 20%
Reference Range for Cornell	Consideration	Cash Consideration

25.7% - 30.6%	29%	25%

Potential Pro Forma EPS Impact.  Barclays Capital and BofA Merrill Lynch reviewed the potential pro forma financial effects of the merger on GEO’s fiscal year 2011 estimated EPS, both before and after taking into account potential cost savings estimated by GEO’s management to result from the merger, based on (i) the GEO forecasts and the Cornell forecasts, (ii) the GEO forecasts and the adjusted Cornell forecasts and (iii) publicly available research analysts’ consensus estimates with respect to GEO, referred to as GEO consensus estimates, and the adjusted Cornell forecasts. Assuming the maximum percentage of cash payable in the merger of 20%, this analysis indicated that the merger could be:

•	accretive to GEO’s fiscal year 2011 estimated EPS based on the Cornell forecasts and GEO forecasts, both before and after taking into account potential cost savings;

•	dilutive to GEO’s fiscal year 2011 estimated EPS based on the adjusted Cornell forecasts and both the GEO forecasts and GEO consensus estimates, before taking into account potential cost savings; and

•	accretive to GEO’s fiscal year 2011 estimated EPS based on the adjusted Cornell forecasts and both the GEO forecasts and GEO consensus estimates, after taking into account potential cost savings.

The actual results achieved by the combined company may vary from forecasted results and the variations may be material.

Interests of GEO Executive Officers and Directors in the Merger

In considering the recommendation of the GEO board of directors with respect to the merger, GEO shareholders should be aware that executive officers of GEO and members of the GEO board of directors may have interests in the transactions contemplated by the merger agreement that may be different from, or in addition to, the interests of the GEO shareholders generally. The GEO board of directors was aware of these interests and considered them, among other matters, in approving the merger agreement and making its recommendation. These interests are summarized below.

Board of Directors and Board Committees

At the effective time of the merger, all members of the GEO board of directors will continue as directors of the combined company. Mr. Zoley, currently the chairman of the board and chief executive officer of GEO, will continue in those roles with the combined company.

Executive Officers

At the effective time of the merger, all executive officers of the GEO management team will continue in those roles with the combined company.

Cornell Reasons for the Merger and the Recommendation of the Cornell Board of Directors

The Cornell board of directors believes the merger presents an opportunity to merge with a successful worldwide private provider of correctional services and create a combined company that will have revenues of approximately $1.5 billion, enhanced scale, diversification, and complementary service offerings. In reaching its decision to approve the Merger Agreement, the Cornell board of directors consulted with its legal advisors regarding its fiduciary duties, the terms of the merger agreement and related issues, and reviewed with its financial advisor, Moelis & Company, and the senior management of Cornell, among other things, operational matters, the financial aspects and the fairness of the transaction to the Cornell stockholders from a financial point of view. The Cornell board of directors has (i) determined that the merger is fair to, and in the best interests of, Cornell and its stockholders, (ii) approved and adopted the Merger Agreement and the merger and (iii) resolved to recommend to Cornell’s stockholders that they vote to approve the Merger Agreement and the merger.

In reaching its conclusion to approve the Merger Agreement and the merger, the Cornell board of directors considered a number of factors, including those discussed below.

Financial Considerations

•	Merger consideration payable to Cornell’s stockholders. The Cornell board of directors took into account the proposed merger consideration. The Cornell board of directors assessed the merger consideration in light of, among other things, the following factors:

•	the price to be paid per share of Cornell common stock in the transaction represented a premium of 35% over the closing sale price of Cornell’s common stock on April 16, 2010 (the trading day immediately prior to the public announcement of the transaction);

•	the potential for GEO’s stock to appreciate in price;

•	the anticipated increased trading liquidity of the combined company; and

•	the belief that the transaction will be tax-deferred to Cornell stockholders (to the extent such stockholders receive shares of GEO common stock in exchange for their Cornell shares and not cash).

•	Financial strength. The Cornell board of directors considered the expected financial strength of the combined company following the merger and the ability of the combined company to realize cost savings, lower its cost of capital and improve its overall financial resources.

•	Financial analyses and Opinion of Moelis & Company. The Cornell board of directors evaluated the financial analyses and financial presentation of Cornell’s financial advisor, Moelis & Company, as well as the written opinion of Moelis & Company dated April 18, 2010, that, as of such date and based on and subject to the limitations and qualifications set forth in its opinion, the merger consideration was fair, from a financial point of view, to Cornell stockholders. See “The Merger — Opinion of Cornell’s Financial Advisor” beginning on page 48.

Strategic Considerations

•	Comparison of prospects of the merged entity and a stand alone strategy. The Cornell board of directors considered what it believed to be a number of strategic advantages of the merger in comparison to a stand alone strategy, including, but not limited to, its belief that:

•	a merger with GEO would create a highly competitive platform by combining Cornell’s national franchise across three separate businesses with GEO’s global presence, capacity and complementary product offerings; and

•	the combination of Cornell and GEO would likely reduce the impact of “headline risk” for the individual businesses.

Integration Considerations

•	Ability to integrate. The Cornell board of directors took note of GEO’s integration record. In this regard, the Cornell board of directors noted that customer and employee disruption from consolidations in connection with the transaction should not be significant due to the complementary nature of the markets and customers served by Cornell and GEO.

•	Similarity of business strategy and philosophy. The Cornell board of directors noted that Cornell and GEO share a similar commitment to their respective stockholders and shareholders, customers and employees and are both focused on growing revenue and profitability, which the Cornell board of directors believed would facilitate the process of integration of these two organizations.

Other Strategic Alternatives

•	Continued independence. The Cornell board of directors considered, among other things, the high level of competition in the provision of correctional and related services and the increasing importance of scale in the industry, particularly in the cost of capital required for construction of new facilities. The Cornell board of directors also considered and analyzed, in consultation with its financial advisor, Moelis & Company, information with respect to Cornell’s financial condition, results of operations, businesses and its prospects. In this regard, the Cornell board of directors considered Cornell’s past performance and compared Cornell’s operating results to publicly available financial and other information for its competitors. Additionally, the Cornell board of directors considered Cornell’s ability to grow as an independent institution, its prospects to make future acquisitions, and its ability to further enhance stockholder value without engaging in a strategic transaction. In this regard, the Cornell board of directors considered the long- and short-term interests of Cornell and its stockholders, including whether those interests are best served by continued independence.

•	Superiority of value. The Cornell board of directors noted that based on its own experience, the results of discussions held by Cornell senior management with third parties, and the advice of Moelis & Company, the probability of receiving a higher value offer from another party in the near term was low.

•	Alternative strategic transactions. The Cornell board of directors also noted that, while the Merger Agreement prohibits Cornell from seeking alternative transactions, it permits, subject to its terms and conditions, Cornell to consider and react to alternative combination proposals made on an unsolicited basis.

In addition to the foregoing, the Cornell board of directors also considered, among other things, the following factors:

•	the recommendation of the Special Committee that the Merger Agreement is advisable and in the best interests of Cornell and its stockholders;

•	the Cornell board of director’s knowledge of GEO’s business, operations, financial condition, earnings and prospects;

•	the Cornell board of director’s review of reports of Cornell management and outside advisors concerning the operations, financial condition and prospects of GEO;

•	GEO’s ability to pay the merger consideration and to consummate the transaction in an efficient and timely manner;

•	the Cornell board of directors’ review of the potential impact of the merger on employees and belief that the impact would generally be positive in that employees would become part of a more geographically diversified institution with greater resources and opportunities;

•	the Cornell board of directors’ review with its legal advisors of the likelihood of the transaction receiving regulatory approval and the terms and conditions of the Merger Agreement, including the parties’ respective representations, warranties and covenants, the conditions to closing and:

•	the stock and cash elections with respect to the merger consideration;

•	the Cornell board of directors’ ability to comply with its fiduciary duties if Cornell receives a superior proposal; and

•	the requirement of Cornell to pay GEO a $12 million termination fee plus expenses in certain circumstances.

In the course of its deliberations, the Cornell board of directors also considered a variety of risks and other countervailing factors related to entering into the Merger Agreement, including:

•	the risk that the merger will not be consummated even were the Company’s stockholders to adopt the Merger Agreement;

•	the potential for any adverse effects of the public announcement of the merger on the Company’s business, including its significant customers, suppliers and other key relationships, its ability to attract and retain key management personnel and its overall competitive position if the merger is not consummated;

•	the additional cost to another potential purchaser as a result of the termination fee and expense reimbursement to be paid by Cornell to GEO in the event Cornell accepts, in accordance with the terms and conditions of the Merger Agreement, a superior proposal;

•	the possibility that, although the merger provides Cornell’s stockholders with a premium over the price at which Cornell’s common stock traded prior to the public announcement of the merger, the price of Cornell’s common stock might have increased in the future to a price higher than the per share valuation implied by the transaction;

•	the possibility that merger integration would occupy more of management’s time and attention than anticipated and therefore impact other strategic and business priorities;

•	the interests of certain of Cornell’s directors and executive officers with respect to the merger (see, “The Merger — Interests of Cornell Directors and Executive Officers in the Merger That are Different Than Yours”); and

•	that cash paid to Cornell stockholders in connection with the merger would be taxable to such stockholders for U.S. federal income tax purposes.

While the Cornell board of directors realized that there can be no assurance about future results, including results expected or considered in the factors listed above, the Cornell board of directors concluded that the potential positive factors outweighed the potential risks of consummating the merger.

The foregoing discussion of the factors considered by the Board in evaluating the merger and the Merger Agreement is not intended to be exhaustive, but rather, includes all material factors considered by the Cornell board of directors. In reaching its decision to approve the merger and the Merger Agreement, the Cornell board of directors did not quantify or assign any relative weights to the factors considered, and the individual directors may have given different weights to different factors. The Cornell board of directors considered all these factors as a whole, and overall considered them to be favorable to, and to support, its determination. ACCORDINGLY, THE CORNELL BOARD OF DIRECTORS RECOMMENDS THAT ALL CORNELL STOCKHOLDERS VOTE “FOR” APPROVAL OF THE MERGER AND THE MERGER AGREEMENT.

Opinion of Cornell’s Financial Advisor

Pursuant to a letter agreement dated March 30, 2010, Cornell engaged Moelis & Company to act as its exclusive financial advisor in connection with the merger. Subsequently, the Cornell board of directors asked Moelis & Company to provide it with an opinion as to whether the per share consideration to be received in the transactions contemplated pursuant to the merger agreement was fair, from a financial point of view, to Cornell’s stockholders.

On April 18, 2010, at a meeting of the Cornell board of directors held to evaluate the merger agreement and the transactions contemplated thereby, Moelis & Company delivered to the Cornell board of directors its oral opinion, subsequently confirmed by delivery of a written opinion dated April 18, 2010, that, based upon and subject to the limitations and qualifications set forth in the opinion, as of the date of the opinion, the merger consideration to be received by the Cornell stockholders, pursuant to the terms and subject to the conditions set forth in the merger agreement, is fair, from a financial point of view, to such holders.

The full text of Moelis & Company’s opinion is attached as Annex E to this proxy statement/prospectus and is incorporated herein by reference. This summary is qualified in its entirety by reference to the full text of the opinion. The full text of the opinion describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Moelis & Company in connection with such opinion. Stockholders are encouraged to read the opinion carefully in its entirety. Moelis & Company’s opinion is directed to the Cornell board of directors and addresses only the fairness from a financial point of view of the consideration to be received by Cornell stockholders. The Cornell board has not asked Moelis & Company to address, and its opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Cornell, other than the stockholders. Moelis & Company’s opinion does not constitute a recommendation on how any stockholder of Cornell should vote at any stockholders’ meetings held in connection with the merger. In addition, Moelis & Company did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any of Cornell’s officers, directors or employees, or any class of such persons, relative to the merger consideration.

Moelis & Company’s opinion does not address Cornell’s underlying business decision to effect the merger or the relative merits of the merger as compared to any alternative business strategies or transactions that might be available to Cornell and does not constitute a recommendation to any Cornell stockholder as to how such Cornell stockholder should vote with respect to the merger. At the direction of the Cornell board of directors, Moelis & Company was not asked to, nor did it, offer any opinion as to the material terms of the merger agreement or the form of the merger. Moelis & Company expressed no opinion as to what the value of GEO’s common stock will be when it is issued pursuant to the merger agreement or the prices at which GEO’s or Cornell’s common stock will trade at any time.

Moelis & Company’s opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Moelis & Company as of, the date of Moelis & Company’s opinion.

Moelis & Company has also assumed, with the consent of the Cornell board of directors, that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without the imposition of any material delay, limitation, restriction, divestiture or condition that would have an adverse effect on Cornell or GEO or on the expected benefits of the merger. Moelis & Company has also assumed, with the consent of the Cornell board of directors, that the final executed form of the merger agreement does not differ in any material respect from the draft that Moelis & Company has examined, and that GEO and Cornell will comply with all the material terms of the merger agreement. The Moelis & Company opinion was approved by Moelis & Company’s Fairness Opinion and Valuation Review Committee.

In arriving at the conclusions reached in its opinion, Moelis & Company has, among other things:

•	reviewed certain publicly available business and financial information relating to Cornell and GEO that Moelis & Company deemed relevant;

•	reviewed certain internal information relating to the past and current business of Cornell, including financial forecasts, earnings, cash flow, assets, liabilities and prospects of Cornell and information relating to anticipated cost savings, synergies and related expenses expected to result from the merger, all furnished to Moelis & Company by Cornell;

•	reviewed certain internal information relating to GEO, including financial forecasts, earnings, cash flow, assets, liabilities and prospects of GEO and information relating to anticipated cost savings, synergies and related expenses expected to result from the merger, all furnished to Moelis & Company by GEO;

•	conducted discussions with members of senior management and representatives of Cornell and GEO concerning the matters described above, as well as their respective businesses and prospects before and after giving effect to the merger;

•	reviewed publicly available financial and stock market data, including valuation multiples, for Cornell and GEO and compared them with those of certain other companies in lines of business that Moelis & Company deemed relevant;

•	compared the proposed financial terms of the merger with the financial terms of certain other transactions that Moelis & Company deemed relevant;

•	considered certain potential pro forma effects of the merger;

•	reviewed a draft of the merger agreement, dated April 18, 2010;

•	participated in certain discussions and negotiations among representatives of Cornell and GEO and their financial and legal advisors; and

•	conducted such other financial studies and analyses and took into account such other information as Moelis & Company deemed appropriate.

In connection with its review, Moelis & Company did not assume any responsibility for independent verification of any of the information supplied to, discussed with, or reviewed by it for the purpose of its opinion and, with the consent of the Cornell board of directors, relied on such information being complete and accurate in all material respects. In addition, at the direction of the Cornell board of directors, Moelis & Company has not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of Cornell or GEO, nor has Moelis & Company been furnished with any such evaluation or appraisal. With respect to the forecasted financial information referred to above, Moelis & Company has assumed, with the consent of the Cornell board of directors, that such information has been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the respective management of Cornell or GEO as to the respective future performance of Cornell or GEO. Any estimates or forecasts contained in Moelis & Company’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates or forecasts. Moelis & Company is a financial advisor only and relied upon, without independent verification, certain internal information provided to it by Cornell and GEO. Moelis & Company is not a legal, tax or regulatory advisor and its opinion does not address any legal, tax or regulatory matters.

Financial Analyses

The following is a summary of the financial analyses presented by Moelis & Company to the Cornell board of directors at its meeting held on April 18, 2010 in connection with the delivery of the oral opinion of Moelis & Company at such meeting and its subsequent written opinion, dated April 18, 2010.

The summary set forth below does not purport to be a complete description of the analyses performed and factors considered by Moelis & Company in arriving at its opinion. The fact that any specific analysis has been referred to in the summary below or in this statement is not meant to indicate that such analysis was given more weight than any other analysis. The preparation of a fairness opinion is a complex process involving various determinations and subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, such an opinion is not readily susceptible to partial analysis or summary description. With respect to the comparable public companies analysis and the precedent transactions analysis summarized below, no company, business or transaction used in such analyses as a comparison is either identical or directly comparable to Cornell or the merger, nor is an evaluation of such analyses entirely mathematical. These analyses necessarily involve complex considerations and judgments concerning financial and operating characteristics and other factors. Moelis & Company did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole, and believes that the totality of the factors considered and analyses it performed in connection with its opinion operated collectively to support its determination as to the fairness from a financial point of view as of the date of its opinion of the merger consideration to be received by the Cornell stockholders.

Some of the summaries of the financial analyses below include information presented in tabular format. In order to fully understand Moelis & Company’s analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses performed by Moelis & Company. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Moelis & Company’s analyses. Moelis & Company did not in isolation draw conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather Moelis & Company arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole.

The analyses performed by Moelis & Company include analyses based upon forecasts of future results, which results might be significantly more or less favorable than those upon which Moelis & Company’s analyses were based. The analyses do not purport to be appraisals or to reflect the prices at which Cornell’s or GEO’s shares of common stock might trade at any time following the announcement of the merger. Because the analyses are inherently subject to uncertainty, being based upon numerous factors and events, including, without limitation, factors relating to general economic and competitive conditions beyond the control of the parties or their respective advisors, neither Moelis & Company nor any other person assumes responsibility if future results or actual values are materially different from those contemplated below.

Cornell Analyses

In its evaluation of the proposed transaction, Moelis & Company selected three principal valuation methodologies (specifically, a comparable public companies analysis, a precedent transactions analysis and a discounted cash flow analysis), each of which is summarized on the following pages.

Set forth in the table immediately below are the derived per share valuation ranges resulting from the application, subject to certain assumptions, of the three valuation methodologies that Moelis & Company selected (specifically, the publicly traded comparable companies analysis, the precedent transactions analysis and the discounted cash flow analysis). The discounted cash flow analysis was conducted based upon certain materials prepared by Cornell management. The table below contains certain additional data presented to the Cornell board of directors by Moelis & Company that was not incorporated into, and does not constitute a part of, the three valuation methodologies utilized by Moelis & Company in support of its opinion. These data include (i) the 52-week trading range of a share of Cornell stock, (ii) Cornell’s volume-weighted average closing price per share of $18.88 for the thirty calendar days ended on April 16, 2010, which we refer to as the 30-Day volume-weighted average price, or

VWAP, (iii) Cornell’s volume-weighted average closing price per share of $20.08 for the one-hundred twenty calendar days ended on April 16, 2010, which we refer to as the 120-Day VWAP, and (iv) analyst consensus price target of $22.67 for a share of Cornell stock compiled as of April 16, 2010. The derived per share valuation ranges are presented next to the implied per share values for Cornell based on the merger consideration to be received, calculated using GEO’s closing price per share of $19.16 as of April 16, 2010 (the last trading day prior to the delivery of the opinion).

Valuation Methodology		Implied per Share Value:

Comparable public companies analysis	$14.68-$20.10	All Stock Offer(1)	$24.91
Precedent transactions analysis	$22.80-$28.16	All Cash Offer(2)	$25.16
Discounted cash flow analysis	$20.68-$27.89

Market Data Statistics

52 Week Low and High	$15.50, $25.13
4/16/10 Closing Price	$18.47
30-Day VWAP	$18.88
120-Day VWAP	$20.08
Analyst Consensus Price Target	$22.67

(1)	Assumes 100% stock consideration at a 1.30x fixed exchange ratio. Each issued and outstanding share of Cornell common stock will be converted into the right to receive 1.30 shares of common stock of GEO.

(2)	If cash election is selected, each issued and outstanding share of Cornell common stock will receive in cash an amount equal to the greater of either (i) the fair market value of 1.00 share of common stock of GEO plus $6.00 per share or (ii) the fair market value of 1.30 shares of common stock of GEO.

Comparable Public Companies Analysis

Moelis & Company performed a comparable public companies analysis, which is intended to provide an implied value of a company by comparing certain financial information of the company with corresponding financial information of similar public companies.

Given the mix of Cornell’s business operations and the limited number of publicly traded companies with business operations directly comparable to those of Cornell, Moelis & Company analyzed the market values and trading multiples of Cornell and publicly traded companies with lines of business, or operating and financial characteristics, generally similar to those of Cornell. Using publicly available information, Moelis & Company independently selected and analyzed the market values and trading multiples of Cornell and the corresponding trading multiples of the Adult Secure Public Companies and the Non Adult Public Companies listed below:

Adult Secure Companies: Corrections Corporation of America and The GEO Group, Inc.

Non Adult Companies: Res-Care, Inc. and Providence Service Corporation

All multiples were based on the closing stock prices of the selected companies on April 16, 2010. Estimated financial data for the selected companies were based on publicly available research analysts’ estimates. Moelis & Company reviewed enterprise values of the selected companies as multiples of, among other things, estimated calendar year 2010 through estimated calendar year 2012 earnings before interest, taxes, depreciation and amortization and other non- cash and non- recurring expenses or gains, commonly referred to as EBITDA. Moelis & Company calculated enterprise values as equity value, plus total debt and minority interest, less cash. This analysis indicated the following:

Enterprise Value/
	CY2010	CY2011	CY2012
Mean of Comparable Companies	EBITDA	EBITDA	EBITDA

Adult Secure Companies	8.4x	8.0x	7.3x
Non Adult Companies	5.7x	5.5x	NA
All Comparable Companies	7.1x	6.8x	7.3x

Based on the foregoing, Moelis & Company selected multiple ranges for the metric, applied the selected ranges to the relevant statistic for Cornell using Cornell management’s background materials and calculated an implied range of Cornell stock prices. This resulted in a valuation range for Cornell of $14.68 to $20.10 per share, which compares to the merger consideration of $24.91 (100% stock) and $25.16 (cash election offer) per Cornell share based on GEO’s closing stock price as of April 16, 2010 of $19.16.

Precedent Transactions Analysis

Moelis & Company compared selected financial and transaction metrics of Cornell and the merger with similar data involving companies with business operations that generally reflected similar characteristics to Cornell’s Adult Secure business and/or Non Adult business. Given the lack of transactions involving businesses directly comparable to Cornell, Moelis & Company considered relevant transactions dating back approximately nine years. Market conditions at the time a given transaction was announced were also considered when analyzing the precedent transactions.

For each of the precedent transactions, Moelis & Company calculated valuation multiples based on information that was publicly available, focusing on the ratio of enterprise value to EBITDA for the identified target company for the last reported last twelve months period as of the announcement date of the transaction.

The precedent transactions considered were:

Date Announced	Acquiror	Target

01/4/2010	Group 4 Securior plc	Nuclear Security Services Corporation
08/31/2009	The GEO Group	Just Care
10/09/2006	Veritas Capital	Cornell Companies
03/22/2006	Vestar Capital Partners	National Mentor Holdings
07/14/2005	The GEO Group	Correctional Services Corporation
01/24/2005	Cornell Corporation	Correctional Systems, Inc.
10/08/2005	Bain Capital	CRC Health Corporation
03/10/2004	Onex Corporation	Res-Care, Inc.
03/08/2002	Group 4 Securicor plc	The Wackenhut Corporation
01/17/2001	Madison Dearborn Partners	National Mentor Holdings

Precedent Transactions:

TEV/LTM
	Revenue	EBITDA

Mean	1.3x	8.3x

Based on the foregoing, Moelis & Company selected multiple ranges for the metric and applied them to the relevant statistic for Cornell using Cornell management’s background materials and calculated an implied range of Cornell stock prices. This resulted in a valuation range for Cornell of $22.80 to $28.16 per share, which compares to the merger consideration of $24.91 (100% stock) and $25.16 (cash election offer) per Cornell share based on GEO’s closing stock price as of April 16, 2010 of $19.16.

Discounted Cash Flow Analysis

Using background materials provided by Cornell management, Moelis & Company performed a discounted cash flow analysis utilizing the after-tax unlevered free cash flows for the fiscal years 2010 to 2015, applying the mid-year convention and discount rates ranging from 9.5% to 11.5% based on the weighted average cost of capital for the Adult Secure Companies and Non Adult Companies referred to above under “Comparable Public Companies Analysis.” In conducting the terminal valuation, Moelis & Company utilized Cornell’s calendar year 2015 estimated EBITDA normalized assuming depreciation and amortization equals capital expenditure, and applied a 6.0x to 7.0x multiple.

Based on the foregoing, Moelis & Company derived a valuation range of $20.68 to $27.89, which compares to the merger consideration of $24.91 (100% stock) and $25.16 (cash election offer) per Cornell share based on GEO’s closing stock price as of April 16, 2010 of $19.16.

Conclusion

Based on the foregoing analyses, on April 18, 2010, Moelis & Company delivered to the Cornell board of directors its oral opinion, subsequently confirmed by delivery of a written opinion dated April 18, 2010, that, based upon and subject to the limitations and qualifications set forth in the opinion, as of the date of the opinion, the merger consideration to be received by the Cornell stockholders, pursuant to the terms and subject to the conditions set forth in the merger agreement, is fair, from a financial point of view, to such holders.

Other Information

As noted above, the discussion set forth above is a summary of the material financial analyses presented by Moelis & Company to the Cornell board of directors in connection with Moelis & Company’s analysis of the fairness of the consideration to be received by holders of shares of Cornell common stock pursuant to the merger agreement from a financial point of view to such holders and in connection with the delivery of its opinion to the Cornell board of directors, and is not a comprehensive description of all analyses undertaken by Moelis & Company in connection with its opinion. Moelis & Company believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Moelis & Company’s analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

The consideration to be paid pursuant to the merger agreement was determined through arm’s-length negotiations between Cornell and GEO and was approved by each company’s board of directors. Moelis & Company provided advice to Cornell during these negotiations, however, Moelis & Company did not recommend any specific consideration to the Cornell board of directors or suggest that any specific consideration constituted the only appropriate consideration for a transaction.

The merger consideration was determined through negotiations among Cornell and its representatives, on the one hand, and GEO and its representatives, on the other hand, and the decision by the Cornell board of directors to approve, adopt and authorize the merger agreement was solely that of the Cornell board of directors. The Moelis & Company opinion and financial analyses, taken together, represented only one of many factors considered by the Cornell board of directors in its evaluation of the merger and should not be determinative of the views of the Cornell board of directors or Cornell management with respect to the merger or the merger consideration or whether the Cornell board of directors would have been willing to agree to different merger consideration.

Cornell retained Moelis & Company based upon Moelis & Company’s experience and expertise. Moelis & Company is an investment banking enterprise with substantial experience in transactions similar to the merger. Moelis & Company, as part of its investment banking business, is continually engaged in the valuation of businesses and securities in connection with business combinations and acquisitions and for other purposes. Moelis & Company has consented to the inclusion in this proxy statement/prospectus of its written opinion delivered to the Cornell board of directors, dated April 18, 2010.

Under the terms of the engagement letter between Moelis & Company and Cornell, Moelis & Company agreed to act as Cornell’s financial advisor in connection with the merger. In accordance with the terms of such engagement letter, (i) Moelis & Company received a fee of $1,000,000 upon the delivery of its opinion, which was not contingent upon the consummation of the merger and (ii) Moelis & Company will receive a transaction fee contingent upon the consummation of the merger equal to 1.0% of the transaction value (as defined in the engagement letter) or approximately $7 million based on the closing price of Cornell common stock on April 30, 2010. The opinion fee is creditable against the fee payable upon consummation of the merger. In addition, Cornell has agreed to reimburse Moelis & Company for certain expenses and indemnify Moelis & Company for certain liabilities arising out of its engagement. Other than its engagement in connection with the merger, Moelis & Company has no agreement, arrangement or understanding for the provision of investment banking or other related services to either Cornell or GEO.

Interests of Cornell Directors and Executive Officers in the Merger That are Different Than Yours

In considering the recommendation of the Cornell board of directors to vote for the proposal to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, you should be aware that some of Cornell’s directors and executive officers have certain interests in, and will receive benefits from, the merger that differ from, or are in addition to (and therefore may conflict with), the interests of Cornell’s stockholders generally. These additional interests are described below. The Cornell board of directors was aware of these interests during their deliberations regarding the merits of the merger agreement and considered them in determining to recommend to Cornell’s stockholders that they vote to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement.

Equity-Based Awards

Stock Options and Restricted Stock.  The stock options and restricted stock held by the directors and executive officers of Cornell will be treated the same as all other stock options and restricted stock under the terms of the merger agreement. Any option to purchase Cornell common stock that must be exercised by its terms prior to the effective time which is not exercised will terminate as of the effective time of the merger. The merger agreement provides that upon completion of the merger, each outstanding and unexercised option to acquire shares of Cornell common stock that is not required to be exercised prior to the effective time of the merger, whether vested or unvested, will cease to represent the right to acquire shares of Cornell common stock and will become a right to acquire GEO common stock. The number of shares and the exercise price subject to the converted options will be adjusted in accordance with the exchange ratio in the transaction. However, the duration and other terms of the Cornell options which are converted into options to acquire shares of GEO will remain the same as the terms of the prior Cornell options. Unless an assumed option provides for acceleration of vesting prior to the effective time, such option shall vest upon the effective time of the merger. In addition, shares of Cornell restricted stock may become fully vested at such time, at the exchange ratio, pursuant to their terms and will otherwise remain subject to existing terms and conditions. The following table sets forth, as of          , 2010, the number of unvested options and unvested shares of restricted stock held by the directors and executive officers of Cornell that will become fully vested in advance of, or upon, the consummation of the merger:

	Number of	Number of Currently
	Currently Unvested	Unvested Shares of
	Options to Fully	Restricted Stock to Fully
	Vest Upon	Vest Upon Completion of
Name	Completion of Merger	Merger

Max Batzer
Anthony R. Chase
Richard Crane
Zachary R. George
Todd Goodwin
James E. Hyman
Andrew R. Jones
Alfred J. Moran, Jr.
John R. Nieser
Patrick N. Perrin
Cathryn L. Porter
D. Stephen Slack
Executive Officers and Directors as a Group (12 Persons)

Employee Stock Purchase Plan.  Each outstanding option or right to acquire Cornell common stock under the terms of Cornell’s Employee Stock Purchase Plan, which is referred to as the ESPP, held by the executive officers of Cornell will be treated the same as all other options or rights to acquire Cornell common stock under the ESPP. Non-employee directors are not eligible to participate in the ESPP. At or immediately prior to the effective time of the merger, each outstanding option or right to acquire Cornell common stock under the ESPP shall automatically be exercised or deemed exercised and the holder may elect to receive either (A) the number of shares of GEO common stock or (B) the cash consideration, equal to the product of the number of shares of Cornell common stock otherwise issuable upon exercise and the exchange ratio, except to the extent such holder elects to withdraw the balance of their account prior to the effective time of the merger pursuant to the terms of the ESPP, and subject to the same prorations and adjustments as elections made with respect to shares of Cornell common stock, discussed above under “The Merger — Merger Consideration”. The following table sets forth the number of in-the-money options to acquire Cornell common stock held by executive officers under the ESPP as of          , 2010, and the dollar amount payable to each executive officer, upon the exercise of such options upon completion of the merger if such holder elects to receive cash:

	Number of	Net Merger
Name	Options	Consideration

James E. Hyman
John R. Nieser
Patrick N. Perrin
Cathryn L. Porter
Executive Officers as a Group (4 Persons)

Nonqualified Deferred Compensation Plan.  Cornell maintains a nonqualified deferred compensation plan, which is referred to as the NQDC Plan, into which directors and executive officers may choose to defer amounts of compensation. Cornell also makes contributions to the accounts of certain executive officers in the NQDC Plan equal to amounts that would have been credited to the executive’s account under the Cornell 401(k) plan if not for the imposition of certain IRS limits on contributions to tax-qualified plans such as the Cornell 401(k) plan. All amounts credited to the NQDC Plan are fully vested at all times and are fully accrued (i.e., no additional contributions will be made to the NQDC Plan because of the merger). However, amounts credited to the NQDC Plan will become payable to the plan participants at, or immediately prior to, the effective time of the merger. This time of payment would be earlier than when such payment would ordinarily have been made absent the merger to NQDC Plan participants and could be viewed as an interest in addition to that held by stockholders generally. This plan provides for a gross-up for any excise taxes with respect to Section 4999 excise parachute payments made under the plan.

Employment and Change in Control Agreements

Upon the consummation of the merger, GEO shall honor the existing amended and restated employment agreement between Cornell and James E. Hyman, the employment/separation agreement between Cornell and John R. Nieser, the executive management employment agreement between Cornell and Cathryn L. Porter, and the severance agreement between Cornell and Patrick N. Perrin. The merger would constitute a change of control for purposes of these agreements.

The following describes the material terms of such agreements:

James E. Hyman.  Mr. Hyman’s existing amended and restated employment agreement provides that he will be entitled to receive the severance and other benefits described below if, at any time prior to the expiration of 180 days following the completion of the merger, he voluntarily terminates his employment:

•	Mr. Hyman will be paid, to the extent he has not already been paid, his accrued annual base salary and any annual bonus for the fiscal year prior to termination, and his pro rata annual bonus as earned through the date of termination;

•	Mr. Hyman will be entitled to receive an amount equal to (i) two times his annual base salary and (ii) 100% of the annual bonus he would have been entitled to receive for the remainder of the employment period (that is, two years) as if all performance goals had been met;

•	The surviving company will reimburse Mr. Hyman for all reasonable expenses incurred by him on behalf of the surviving company, as well as any relocation expenses;

•	The surviving company will pay for Mr. Hyman to continue his health care benefits under COBRA for 18 months; and

•	In the event any payment or benefit received by Mr. Hyman (whether payable under his employment agreement or otherwise) gives rise to an excise tax under Section 4999 of the Code, as amended, he will be entitled to a “gross-up” payment in an amount that would place him in the same after-tax position he would have been in if no excise tax had applied.

In addition to the above-mentioned benefits, regardless of whether Mr. Hyman terminates his employment, upon the effective time of the merger, all of Mr. Hyman’s unvested restricted stock awards will vest.

Assuming that the merger occurred on          , 2010 and Mr. Hyman terminated his employment immediately following the completion of the merger, he would be entitled to receive approximately $      in cash and benefits under the terms of his employment agreement, plus a “gross up” payment if the excise tax under Section 4999 applies,

In addition, as part of the merger discussions, GEO requested that Mr. Hyman extend his existing non-competition period by one year. GEO and Mr. Hyman agreed that subsequent to entering into the merger agreement, they would seek to come to a mutually-acceptable understanding relating to such extension. This matter was part of the Cornell board of directors’ discussions when considering the proposed transaction. GEO and Mr. Hyman are working to agree on definitive documentation agreeable to both parties in connection with the extension of Mr. Hyman’s non-competition period.

John R. Nieser.  Mr. Nieser’s existing amended employment/separation agreement provides that he will be entitled to receive the severance and other benefits described below if, within 180 days following the completion of the merger, the surviving corporation terminates the employment of Mr. Nieser:

•	Mr. Nieser will be paid, to the extent he has not already been paid, his accrued annual base salary as earned through the date of termination;

•	Mr. Nieser will be entitled to receive any incentive compensation award that has been earned but not paid;

•	Mr. Nieser will be entitled to receive a payment equal to the pro rata portion of the target award under Cornell’s Incentive Compensation Plan;

•	Mr. Nieser will be entitled to receive a continuation of his base salary for a period of 24 months following the date of termination;

•	The surviving company will make additional payments equal to its contribution towards the cost of coverage under the surviving company’s health plan during the severance period for so long as Mr. Nieser remains covered by such health plan; and

•	In the event any payment or benefit received by Mr. Nieser (whether payable under the employment/separation agreement or otherwise) gives rise to an excise tax under Section 4999 of the Code, he will be entitled to a “gross-up” payment in an amount that would place him in the same after-tax position that he would have been in if no excise tax had applied.

Assuming that the merger occurred on          , 2010 and Mr. Nieser is terminated immediately following the completion of the merger, he would be entitled to receive approximately $      in cash and benefits under the terms of his employment/separation agreement, plus a “gross up” payment if the excise tax under Section 4999 applies.

Cathryn L. Porter.  Ms. Porter’s existing executive management employment agreement provides that she will be entitled to receive the severance and other benefits described below, if at any time within 180 days following completion of the merger, her employment is terminated involuntarily by the surviving corporation:

•	Ms. Porter will be paid, to the extent she has not already been paid, her accrued annual base salary as earned through the date of termination;

•	Ms. Porter will be entitled to receive a continuation of her base salary for a period of 18 months following the date of termination;

•	Ms. Porter will be entitled to receive in a lump sum payment the pro rata portion of any discretionary incentive compensation award that would have been made following the end of the relevant fiscal year; and

•	Ms. Porter will be entitled to extended COBRA benefits at the surviving company’s expense until the earlier of twelve months from the date of termination or the date Ms. Porter commences employment with any person or entity and is thereby eligible for health insurance benefits, provided that the surviving company shall deduct from Ms. Porter’s monthly payments of her base salary an amount equal to that which was deducted for such coverage when Ms. Porter was a regular employee.

Assuming that the merger occurred on          , 2010 and Ms. Porter is terminated immediately following the completion of the merger, she would be entitled to receive approximately $      in cash and benefits under the terms of her employment agreement.

Patrick N. Perrin.  Mr. Perrin’s existing severance agreement provides that he will be entitled to receive the severance and other benefits described below if, at any time within 180 days following completion of the merger, his employment is terminated involuntarily by the surviving corporation:

•	Mr. Perrin will be paid, to the extent he has not already been paid, his accrued annual base salary as earned through the date of termination;

•	Mr. Perrin will be entitled to receive any incentive compensation award that has been earned but not paid;

•	Mr. Perrin will be entitled to receive a payment equal to the pro rata portion of the target award under Cornell’s Incentive Compensation Plan;

•	Mr. Perrin will be entitled to receive a continuation of his base salary for a period of 18 months following the date of termination; and

•	Mr. Perrin will be entitled to extended COBRA benefits at his expense, provided that the surviving company shall pay to Mr. Perrin an amount equal to the surviving company’s portion of employee health care costs under the surviving company’s group health care plan as if Mr. Perrin were an active employee.

Mr. Perrin’s existing severance agreement further provides that if Mr. Perrin is terminated within one year after the merger for any reason, but is not involuntarily terminated within 180 days following consummation of the merger, Mr. Perrin shall be entitled exclusively to receive the severance and other benefits described below:

•	Mr. Perrin will be entitled to receive a lump sum payment equal to the sum of (i) his highest annual base salary as of the termination date and the change in control date plus (ii) the average of the annual bonus paid or payable, including by reason of any deferral, to Mr. Perrin by Cornell or its affiliates in respect of the two most recent full fiscal years ending prior to the termination date; and

•	Mr. Perrin will be entitled to have all stock options, restricted stock awards and similar awards granted to him by Cornell immediately vest on the termination date.

Assuming that the merger occurred on          , 2010 and Mr. Perrin is terminated immediately following the completion of the merger, he would be entitled to receive approximately $      in cash and benefits under the terms of his severance agreement.

Protection of Directors and Officers Against Claims

GEO has agreed to indemnify and hold harmless the present and former officers and directors of Cornell and its subsidiaries against any claims, liabilities, losses, damages, judgments, fines, penalties, costs and expenses in connection with any claim, suit, action, proceeding or investigation, whether civil, criminal, administrative or investigative), arising out of or pertaining to matters existing or occurring at or before the consummation of the merger to the fullest extent allowed under applicable law. GEO has also agreed that it will maintain Cornell’s existing directors’ and officers’ liability insurance policy, or provide a policy providing similar coverage, for the benefit of Cornell’s directors and officers who are currently covered by such insurance, for at least six years from the effective time of the merger, with respect to acts or omissions occurring prior to the effective time of the merger, subject to a limit on the cost to maintain such coverage.

Accounting Treatment

The merger will be accounted for as an acquisition of Cornell by GEO under the acquisition method of accounting of GAAP. Under the acquisition method of accounting, the assets and liabilities of the acquired company are, as of completion of the merger, recorded at their respective fair values and added to those of the reporting public issuer, including an amount for goodwill representing the difference between the purchase price and the fair value of the identifiable net assets. The financial statements of GEO issued after the merger will reflect the operations of the combined company beginning at the effective time of the merger. The consolidated financial statements of the combined company will not be restated retroactively to reflect the historical financial position or results of operations of Cornell.

All unaudited pro forma condensed combined financial statements contained in this proxy statement/prospectus were prepared using the acquisition method of accounting. The final allocation of the purchase price will be determined after the merger is completed and after completion of an analysis to determine the fair value of Cornell’s assets and liabilities. Accordingly, the final purchase accounting adjustments may be materially different from the unaudited pro forma adjustments. Any decrease in the fair value of the assets or increase in the fair value of the liabilities of Cornell as compared to the unaudited pro forma information included in this proxy statement/prospectus will have the effect of increasing the amount of the purchase price allocable to goodwill.

Federal Securities Laws Consequences; Stock Transfer Restriction Agreements

All shares of GEO common stock that Cornell stockholders receive in the merger will be freely transferable, except for shares of GEO common stock received by persons who become “affiliates” of GEO under the Securities Act of 1933, as amended, and the related SEC rules and regulations.

No Appraisal Rights

Neither Cornell stockholders nor GEO shareholders have appraisal rights in connection with the merger.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following discussion summarizes the material U.S. federal income tax consequences of the merger to holders of Cornell common stock and GEO common stock.

This discussion addresses only those U.S. holders (defined below) that hold their Cornell common stock as a capital asset and does not address all aspects of U.S. federal income taxation that may be relevant to a holder of Cornell common stock in light of that stockholder’s particular circumstances or to a stockholder subject to special rules, such as:

•	a stockholder that is not a U.S. holder;

•	a financial institution or insurance company;

•	a mutual fund;

•	a tax-exempt organization;

•	a dealer or broker in securities or foreign currencies;

•	a trader in securities that elects to apply a mark-to-market method of accounting;

•	a stockholder that holds Cornell common stock as part of a hedge, appreciated financial position, straddle, conversion, or other risk reduction transaction;

•	a stockholder that acquired Cornell common stock pursuant to the exercise of options or similar derivative securities or otherwise as compensation; or

•	a U.S. person whose functional currency is not the U.S. dollar.

If a partnership or other entity taxed as a partnership for U.S. federal income tax purposes holds Cornell common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partners and the activities of the partnership. A partner in a partnership holding Cornell common stock should consult its tax advisor about the tax consequences of the merger to them.

The following discussion is not binding on the Internal Revenue Service, which is referred to as the IRS. It is based on the Code, applicable Treasury regulations, administrative interpretations and court decisions, each as in effect as of the date of this joint proxy statement/prospectus, and all of which are subject to change, possibly with retroactive effect. The tax consequences under U.S. state and local and foreign laws and U.S. federal laws other than U.S. federal income tax laws are not addressed. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of Cornell common stock are strongly urged to consult their tax advisors as to the specific tax consequences to them of the merger, including the applicability and effect of U.S. federal alternative minimum tax, state and local and foreign income and other tax laws in light of their particular circumstances.

For purposes of this section, the term “U.S. holder” means a beneficial owner of Cornell common stock that for U.S. federal income tax purposes is:

•	a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•	a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

General

GEO and Cornell have structured the merger to qualify as a reorganization for U.S. federal income tax purposes. It is a condition to the closing of the merger that GEO will have received a written opinion from Akerman Senterfitt, and Cornell will have received a written opinion from Hogan Lovells US LLP, both as of the closing date of the merger and to the effect that for U.S. federal income tax purposes, the merger will constitute a reorganization within the meaning of section 368(a) of the Code. Neither GEO nor Cornell intends to waive this condition. These opinions each rely on assumptions, including assumptions regarding the absence of changes in existing facts and law and the completion of the merger in the manner contemplated by the merger agreement, and representations and covenants made by GEO and Cornell, including those contained in certificates of officers of GEO and Cornell. The accuracy of those representations, covenants or assumptions may affect the conclusions set forth in these opinions, in which case the tax consequences of the merger could differ from those discussed here. Opinions of counsel neither bind the IRS nor preclude the IRS from adopting a contrary position. No ruling has been or will be sought from the IRS on the tax consequences of the merger. Consequently, no assurance can be given that the IRS will not assert, or a court would not sustain, a position contrary to those set forth herein.

U.S. Federal Income Tax Consequences of the Merger to U.S. Holders of Cornell Common Stock

The United States federal income tax consequences of the merger to a U.S. holder will vary depending on whether the U.S. holder receives shares of GEO common stock, cash, or a combination of GEO common stock and cash, in exchange for Cornell common stock. If a U.S. holder chooses to make a cash election pursuant to the merger agreement, at the time of such election such U.S. holder will not know whether, or to what extent, the proration rules of the merger agreement will alter the mix of consideration such U.S. holder will receive. As a result, the tax consequences to such a U.S. holder will not be ascertainable with certainty until the U.S. holder knows the precise number of shares of GEO common stock and the amount of cash that such U.S. holder will receive in the merger.

Receipt Solely of GEO Common Stock

A U.S. holder who receives only shares of GEO common stock in the merger will not recognize any gain or loss except for any gain or loss recognized with respect to cash received in lieu of a fractional share of GEO common stock. U.S. holders will recognize gain or loss on any cash received in lieu of a fractional share of GEO common stock equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the holder’s adjusted tax basis of the shares of Cornell common stock surrendered that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the holding period in Cornell common stock is more than one year as of the closing date of the merger. The deductibility of capital losses is subject to limitations. Such U.S. holder will have an adjusted tax basis in the GEO common stock received in the merger, including any fractional share for which cash is received, equal to the adjusted tax basis of the Cornell common stock surrendered by that holder in the merger. The holding period for GEO common stock received in the merger will include the holding period for the Cornell common stock surrendered therefor.

Receipt of GEO Common Stock and Cash

A U.S. holder who receives both GEO common stock and cash in the merger will not recognize any loss on the exchange, and will recognize gain (if any) equal to the lesser of: (1) the amount of cash received (other than cash received in lieu of a fractional share) and (2) the excess of the sum of the amount of cash received and the fair market value of the shares of GEO common stock received over the stockholder’s adjusted tax basis for the shares of Cornell common stock surrendered in exchange therefor. For purposes of this calculation, the fair market value of GEO common stock is based on the trading price as of the effective time of the merger, rather than the ten-day average price used in calculating the amount of cash consideration to be paid to Cornell stockholders making a cash election.

Any gain recognized with respect to shares of Cornell common stock as a consequence of participating in the merger will generally be capital gain, and generally will be long-term capital gain if the shares have been held for more than one year on the closing date of the merger. It is possible, however, that a U.S. holder would instead be required to treat all or part of such gain as dividend income, if that U.S. holder’s percentage ownership in GEO (including shares that the U.S. holder is deemed to own under certain attribution rules) after the transaction is not meaningfully reduced from what the U.S. holder’s percentage ownership would have been if the U.S. holder had received solely shares of GEO common stock rather than a combination of cash and GEO common stock in the merger. If a U.S. holder who has a relatively minimal stock interest in GEO and Cornell suffers a reduction in its proportionate interest in GEO (as compared to the interest it would have had if it had received solely shares of GEO common stock), the U.S. holder should be regarded as having suffered a meaningful reduction in interest. A U.S. holder should consult its own tax advisor as to whether its receipt of cash in the merger will be treated as capital gain or dividend income under the Code.

A U.S. holder who receives GEO common stock will have an adjusted tax basis in the GEO common stock received in the merger equal to the adjusted tax basis of the shares of Cornell common stock surrendered, increased by the amount of gain, if any, recognized (including any portion of the gain that is treated as a dividend, if any, but excluding any gain recognized with respect to a fractional share), and decreased by the amount, if any, of cash received (other than cash received in lieu of a fractional share). The holding period for shares of GEO common stock received in exchange for shares of Cornell common stock in the merger will include the holding period for the shares of Cornell common stock surrendered in the merger.

U.S. holders will recognize gain or loss on any cash received in lieu of a fractional share of GEO common stock equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the holder’s adjusted tax basis of the shares of Cornell common stock surrendered that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the holding period in Cornell common stock is more than one year as of the closing date of the merger.

Receipt Solely of Cash

A U.S. holder who receives only cash in the merger will generally recognize gain or loss equal to the difference between the amount of cash received and its adjusted tax basis in the shares of Cornell common stock surrendered in the exchange. It is anticipated that most U.S. holders will be required to treat any recognized gain (or loss) as capital gain (or loss), as described above. However, it is possible that a U.S. holder would instead be required to treat all or part of such gain as dividend income as described in the section “— Receipt of GEO Common Stock and Cash.” A U.S. holder should consult its own tax advisor as to whether its receipt of cash in the merger will be treated as capital gain or dividend income under the Code.

Separate Blocks of Stock

In the case of a holder of Cornell common stock that holds shares of Cornell common stock with differing tax bases and/or holding periods, the preceding rules must be applied to each identifiable block of Cornell common stock.

Consequences if the Merger is a Taxable Transaction

If the merger were to constitute a taxable transaction for U.S. federal income tax purposes, a holder of Cornell common stock would recognize the full amount of capital gain (or loss) realized on the exchange, computed by reference to the amount by which the sum of the value of the GEO common stock received in the merger and the amount of cash received exceeds (or is less than) the holder’s tax basis in the Cornell shares exchanged. Such a holder’s initial tax basis in the GEO common stock received in the merger would then be equal to the fair market value of that stock on the date of the exchange, and the holding period in such GEO common stock would begin on the day after the date of the exchange.

Reporting Requirements

A holder of Cornell common stock who receives GEO common stock as a result of the merger will be required to retain records pertaining to the merger. A holder of Cornell common stock who is a “significant holder” will be subject to certain reporting requirements with respect to the merger. In particular, such stockholders will be required to attach a statement to their tax returns for the year of the merger that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the stockholder’s adjusted tax basis in its Cornell common stock and other information regarding the reorganization. Generally, a “significant holder” is a U.S. holder who receives GEO common stock in the merger and who, immediately before the merger, owned at least 5% of the outstanding stock of Cornell (by vote or value) or securities of Cornell with a tax basis of $1 million or more. U.S. holders are urged to consult with their tax advisers with respect to these and other reporting requirements applicable to the merger.

Information Reporting and Backup Withholding

A holder of Cornell common stock may be subject to information reporting and backup withholding in connection with any cash payments received instead of a fractional share of GEO common stock, unless such holder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. The amounts withheld under the backup withholding rules are not an additional tax and may be refunded, or credited against the holder’s U.S. federal income tax liability, provided the required information is furnished.

This discussion is intended to provide only a general summary of the material U.S. federal income tax consequences of the merger, and is not a complete analysis or description of all potential U.S. federal income tax consequences of the merger. This discussion does not address tax consequences that may vary with, or are contingent on, individual circumstances. In addition, it does not address any non-income tax or any foreign, state or local tax consequences of the merger. Accordingly, each holder of Cornell common stock is strongly urged to consult his or her tax advisor to determine the particular U.S. federal, state or local or foreign income or other tax consequences to that stockholder of the merger.

U.S. Federal Income Tax Consequences to GEO Shareholders

There will be no U.S. federal income tax consequences to a holder of GEO common stock (who does not also own Cornell common stock) as a result of the merger.

REGULATORY MATTERS

Under the merger agreement, each of GEO and Cornell has agreed to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the merger and the other transactions contemplated by the merger agreement, including (1) preparing and filing with any governmental authority or other third party as promptly as practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (2) obtaining and maintaining all approvals, actions, non-actions, consents, waivers, licenses, orders, registrations, permits, authorizations, clearances and other confirmations required to be obtained from any governmental authority or other third party that are necessary, proper or advisable to consummate the merger and the other transactions contemplated by the merger agreement.

A condition to GEO’s and Cornell’s respective obligations to consummate the merger is that any waiting period applicable to the merger under the HSR Act will have expired or been terminated. See “The Merger Agreement — Conditions to Completion of the Merger” beginning on page 77.

U.S. Antitrust Filing

Under the HSR Act and the rules and regulations promulgated thereunder, certain transactions, including the merger, may not be consummated unless certain waiting period requirements have expired or been terminated. Pursuant to the requirements of the HSR Act, each of GEO and Cornell filed a Notification and Report Form with respect to the merger with the United States Department of Justice, Antitrust Division, which is referred to as the Antitrust Division, and the Federal Trade Commission, which is referred to as the FTC, on April 30, 2010. Pursuant to the requirements of the HSR Act, the merger may be closed following the expiration of a 30-calendar day waiting period (if the thirtieth day falls on a weekend or holiday, the waiting period will expire on the next business day) following the filings by GEO and Cornell with the FTC and the Antitrust Division, unless the federal government terminates the waiting period early or issues a request for additional information and documentary material.

If, within the initial 30-day waiting period, either the Antitrust Division or the FTC requests additional information and documentary material from GEO or Cornell concerning the merger, the waiting period will be extended and will expire at 11:59 p.m., New York City time, on the thirtieth calendar day after the date of substantial compliance by GEO and Cornell with that request. If the thirtieth day falls on a weekend or holiday, the waiting period will expire on the next business day. After that time, GEO and Cornell may close the transaction, unless GEO and Cornell agree with the Antitrust Division or the FTC to delay closing the transaction or the Antitrust Division or the FTC obtains a court order staying the transaction. In practice, complying with a request for additional information or material can take a significant amount of time. In addition, if the Antitrust Division or the FTC raise substantive issues in connection with a proposed transaction, the parties will engage in negotiations with the relevant governmental agency concerning possible means of addressing those issues and may agree to delay completion of the transaction while those negotiations continue.

Private parties (including individual states) may also bring legal actions under the antitrust laws. GEO and Cornell do not believe that the closing of the merger will result in a violation of any applicable antitrust laws. However, there can be no assurance that a challenge to the merger on antitrust grounds will not be made, or if such a challenge is made, what the result will be. See “The Merger Agreement — Conditions to Completion of the Merger” for certain conditions, including conditions with respect to litigation and other legal restraints.

Other than the filings described above, neither GEO nor Cornell is aware of any material regulatory approvals required to be obtained, or waiting periods required to expire, to complete the merger. If GEO and Cornell discover that other material approvals or waiting periods are necessary, GEO and Cornell will seek to obtain or comply with them in accordance with the merger agreement.

FINANCING

Completion of the merger is not conditioned on receipt of any financing. However, in connection with the merger, GEO intends to refinance Cornell’s existing senior secured credit facility and Cornell’s existing

10.75% senior notes due 2012, and to pay the cash component of the merger consideration, by utilizing a combination of GEO’s existing cash and one or more draws upon GEO’s senior credit facility.

Under GEO’s existing senior credit facility, GEO currently has the right to increase the revolving and term loan commitments thereunder. BNP Paribas has committed $150.0 million to GEO in order to effect such an increase, which commitment will expire if the merger is not closed on or prior to April 18, 2011, which we refer to as commitments increase. GEO expects that the total utilization under GEO’s senior credit facility at the effective time of the merger will be approximately $      million, consisting of $      in borrowings and $      in letters of credit.

Under the BNP Paribas’ commitment, any commitments increase taking the form of a term loan will have a maturity date equal to the maturity date of the term loans in GEO’s existing senior credit facility, January 24, 2014. That portion of the commitments increase, if any, taking the form of revolving credit commitments will have a final maturity date concurrent with GEO’s existing senior revolving credit commitments, September 14, 2012.

At GEO’s option, the interest rate on any new term loans under the commitments increase will be equal to either a base rate plus an applicable margin or the LIBOR rate plus an applicable margin. GEO expects the applicable margin on any new term loans to be 2.25% in the case of base rate loans and 3.25% in the case of LIBOR rate loans and the rate of interest applicable to revolving credit loans drawn under the commitments increase to be the same as currently applicable to revolving loans under GEO’s existing senior credit facility.

The loans under the new commitments will be subject in all respects to the terms of GEO’s existing credit facility, as amended, and will be subject to the satisfaction of a number of conditions, including that the closing of the merger will have occurred on or before April 18, 2011.

THE COMPANIES

The GEO Group, Inc.

GEO’s principal executive offices are located at: One Park Place, Suite 700, 621 Northwest 53rd Street, Boca Raton, Florida 33487-8242.

GEO is a leading provider of government-outsourced services specializing in the management of correctional, detention, mental health and residential treatment facilities in the United States, Canada, Australia, South Africa and the United Kingdom. GEO operates a broad range of correctional and detention facilities including maximum, medium and minimum security prisons, immigration detention centers and minimum security detention centers. GEO also provides secure transportation services for offender and detainee populations as contracted. GEO’s correctional and detention management services involve the provision of security, administrative, rehabilitation, education, health and food services primarily at adult male correctional and detention facilities. GEO’s mental health and residential treatment services involve the delivery of quality care, innovative programming and active patient treatment, primarily at privatized state mental health facilities. GEO also develops new facilities based on contract awards, using its project development expertise and experience to design, construct and finance what it believes are state-of-the-art facilities that maximize security and efficiency. As of the fiscal year ended January 3, 2010, GEO managed 57 facilities totaling approximately 52,800 beds worldwide. GEO has an additional 4,325 beds under development at three facilities, including an expansion and renovation of one vacant facility which GEO currently owns, the expansion of one facility GEO currently owns and operates and a new 2,000-bed facility which GEO will manage upon completion. GEO owns three idle facilities totaling 954 beds and two facilities totaling 1,560 beds that are leased to Cornell and other private operators. GEO maintained an average companywide facility occupancy rate of 94.6% for the fiscal year ended January 3, 2010, excluding facilities that are either idle or under development. For the fiscal year ended January 3, 2010, GEO had consolidated revenues of $1.1 billion.

This joint proxy statement/prospectus incorporates important business and financial information about GEO from other documents that are not included in or delivered with this joint proxy statement/prospectus. For a list of the documents incorporated by reference in this joint proxy statement/prospectus, see “Where You Can Find More Information” beginning on page 111.

Cornell Companies, Inc.

Cornell’s principal executive offices are located at: 1700 West Loop South, Suite 1500, Houston, Texas 77027.

Cornell is a leading provider of correctional, detention, educational, rehabilitation and treatment services outsourced by federal, state, county and local government agencies for adults and juveniles. Cornell partners with these agencies to deliver quality, cost-efficient programs that Cornell believes enable its customers to achieve their missions while saving taxpayers’ money. Cornell’s customers include the Federal Bureau of Prisons, U.S. Marshals Service, various state Departments of Corrections, and city, county and state departments of human services and similar agencies. Cornell offers a diverse portfolio of services in structured and secure environments throughout three operating divisions: (1) Adult Secure Services; (2) Abraxas Youth and Family Services; and (3) Adult Community-Based Services. As of December 31, 2009, Cornell operated 64 facilities among its three operating divisions, representing a total operating service capacity of 20,555. Cornell also had four facilities that were vacant, representing additional service capacity of 837 beds. Service capacity is comprised of the number of beds currently available for service in residential facilities and on either the contractual terms or an estimate of the number of clients to be served for non-residential community-based programs. Cornell’s facilities are located in 15 states and the District of Columbia. For the year ended December 31, 2009, Cornell had revenues of $412.4 million.

This joint proxy statement/prospectus incorporates important business and financial information about Cornell from other documents that are not included in or delivered with this joint proxy statement/prospectus. For a list of the documents incorporated by reference in this joint proxy statement/prospectus, see “Where You Can Find More Information” beginning on page 111.

THE MERGER AGREEMENT

The following is a summary of the material terms of the Agreement and Plan of Merger, dated as of April 18, 2010, among The GEO Group, Inc., GEO Acquisition III, Inc. and Cornell Companies, Inc., which is referred to as the merger agreement. This summary does not purport to describe all the terms of the merger agreement and is qualified in its entirety by reference to the complete merger agreement which is attached as Annex A to this joint proxy statement/prospectus and incorporated by reference. The rights and obligations of the parties are governed by the express terms and conditions of the merger agreement and not this summary or any other information contained in this joint proxy statement/prospectus. All GEO shareholders and Cornell stockholders are urged to read the merger agreement carefully and in its entirety.

Structure of the Merger

Subject to the terms and conditions of the merger agreement and in accordance with Delaware law, GEO Acquisition III, Inc., a wholly owned subsidiary of GEO that was formed for the purpose of the merger, will be merged with and into Cornell, with Cornell surviving the merger and becoming a wholly owned subsidiary of GEO. Immediately following the merger, GEO will continue to be named “The GEO Group, Inc.” and will be the parent company of Cornell. Accordingly, after the effective time of the merger, shares of Cornell common stock will no longer be publicly traded.

Closing and Effective Time of the Merger

The closing will occur as soon as practicable, but in no event later than two business days after the day on which the last of the conditions set forth in the merger agreement has been satisfied or waived, unless GEO and Cornell agree to a different date. The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or such later time as may be agreed upon by GEO and Cornell and as specified in the certificate of merger. See “The Merger Agreement — Conditions to Completion of the Merger” beginning on page 77 for a more complete description of the conditions that must be satisfied or waived before closing.

Merger Consideration

Cornell Stockholders.  At the effective time of the merger, each outstanding share of Cornell common stock will be converted into the right to receive either (i) 1.3 shares of GEO common stock or (ii) an amount of cash equal to the greater of (x) the fair market value of one share of GEO common stock plus $6.00 or (y) the fair market value of 1.3 shares of GEO common stock. Cornell stockholders desiring to receive a combination of GEO common stock and cash may do so by making a stock election with respect to a portion of their shares and a cash election with respect to their remaining shares. If a Cornell stockholder fails to make an election, the holder will receive the stock consideration. “Fair market value” of GEO common stock means the average of the daily closing prices per share of GEO common stock for the ten consecutive trading days on which shares of GEO common stock are actually traded (as reported on the NYSE) ending on the last trading day immediately preceding the tenth business day preceding the closing date. Cornell stockholders have the opportunity to elect whether they would prefer to receive stock consideration or cash consideration as provided above. However, the merger agreement provides that notwithstanding such elections, no more than 20% of the shares of Cornell common stock are permitted to be exchanged for cash consideration. If cash elections are made with respect to more than 20% of the shares of Cornell common stock outstanding immediately before the effective time, the excess over 20% shall be treated as if a stock election had been made with respect to them and will be exchanged for shares of GEO common stock, such that only 20% of the shares of Cornell common stock outstanding immediately before the effective time are exchanged for the cash consideration. In such event, a pro rata portion (rounded up to the nearest whole share) of each holder’s shares of Cornell common stock with respect to which an election was made to elect cash consideration shall instead be treated as an election for stock consideration such that the reduction is borne pro rata by each holder of Cornell common stock with respect to which such election was made.

If the Cornell stockholders’ election would otherwise result in more than $100.0 million of cash in the aggregate being paid to holders electing cash consideration, GEO may elect, in its sole discretion, to reduce the amount of cash paid to each holder electing cash consideration pro rata based on the number of shares held so that the total cash paid with respect to all Cornell stockholders electing cash consideration is $100.0 million. If the cash consideration otherwise payable to any holder is reduced under this clause, such holder shall be entitled to receive GEO common stock at a fair market value (defined above) equal to the amount of the reduction.

Election Procedures.  An election form and letter of transmittal have been enclosed with this joint proxy statement/prospectus pursuant to which Cornell stockholders may elect whether they would prefer to receive GEO common stock or cash in exchange for their Cornell shares. If you were a record holder of Cornell common stock on the Cornell record date, you should carefully review and follow the instructions included in the election form and the letter of transmittal. To make an election, record holders must properly complete and sign the election form and letter of transmittal and send those documents and the certificates for their shares (or a properly completed notice of guaranteed delivery) to the exchange agent at the address listed in the election form and letter of transmittal by the election deadline, which is 5:00 p.m. New York time, on                         , 2010. If the merger agreement is terminated, all election forms delivered to the exchange agent on or prior to the date of such termination will be automatically revoked and all share certificates will be returned. Please do not send your election form and stock certificates with your proxy card for the special meeting. Your election form and stock certificates are to be submitted separately from your proxy card.

If you own shares of Cornell common stock in “street name” through a broker or other financial institution, you will receive or should seek instructions from the institution holding your shares concerning how to make your election. Any instructions must be given to your broker or other financial institution sufficiently in advance of the election deadline for record holders in order to allow your broker or financial institution sufficient time to cause the record holder of your shares to make an election as described above. Therefore, you should carefully read any materials you receive from your broker. If you instruct a broker to submit an election for your shares, you must follow your broker’s directions for changing those instructions.

If you are a record holder of Cornell shares, you may change your election or change the number of shares for which you have made an election at any time prior to the election deadline by sending a signed written notice to the exchange agent identifying the shares of Cornell common stock for which you are changing your election along with a properly completed revised election form. For a change of an election to be effective, it must be received by the exchange agent prior to the election deadline. In addition, a record holder may revoke an election at any time prior to the election deadline by delivering to the exchange agent a written notice of revocation. A revocation of a proxy shall also be deemed a revocation of an election with respect to the merger consideration. Shares of Cornell common stock as to which an election has been revoked after the election deadline will be deemed non-election shares, and no new election as to such shares may be made after the election deadline. If you hold your shares in “street name,” you must follow your broker’s instructions for changing or revoking an election.

All elections are subject to the proration procedures described above. If you do not make a valid election your shares will be considered non-election shares, and when the merger is completed you will be entitled to receive the stock consideration for non-election shares as described above.

GEO Shareholders.  GEO shareholders will continue to own their existing shares of GEO common stock after the merger. Each share of GEO common stock will represent one share of common stock in the combined company.

Fractional Shares.  GEO will not issue fractional shares of GEO common stock in the merger. All fractional shares of GEO common stock to which a holder of shares of Cornell common stock would otherwise be entitled as a result of the merger will be aggregated. For any fractional share that results from such aggregation, the exchange agent will pay the holder an amount of cash, without interest, equal to the product of such fraction of a share of GEO common stock to which the Cornell stockholder would otherwise have been entitled to receive pursuant to the merger multiplied by the closing sale price of a share of GEO common stock on the NYSE on the trading day that is one trading day prior to the closing date. GEO shall deposit with the exchange agent the funds required to make such cash payments when and as needed.

Exchange of Shares

GEO has appointed           as exchange agent for the purpose of exchanging certificates and uncertificated shares of Cornell common stock. The exchange agent will also be responsible for administering the election procedures described above and determining the merger consideration to be received by each holder of Cornell common stock as described above and consistent with the merger agreement.

The letter of transmittal sent to Cornell stockholders by the exchange agent contains instructions for exchanging shares of Cornell common stock for the applicable merger consideration. If you are a record holder of Cornell shares and you wish to make an election with respect to any of your shares, you must submit an election form and, separately, letter of transmittal (along with the certificates representing the shares with respect to which you are making an election) to the exchange agent prior to the election deadline. Record holders of Cornell common stock should not submit their Cornell stock certificates with their proxy card. Stock certificates should only be sent to the exchange agent with a properly completed, signed election form and letter of transmittal. If you own shares of Cornell common stock in “street name” through a broker or other financial institution, you will receive or should seek instructions from the institution holding your shares concerning how to make your election.

Soon after the completion of the merger, but in any event within ten business days after the effective date of the merger, the exchange agent will send a letter of transmittal to each person who was a Cornell stockholder at the effective time of the merger and who did not submit his or her election form and share certificates on or before the election deadline or who holds shares for which a valid election was not made. This mailing will contain instructions on how to surrender shares of Cornell common stock in exchange for the merger consideration the holder is entitled to receive under the merger agreement.

After the effective time, each certificate that previously represented shares of Cornell common stock will represent only the right to receive the applicable merger consideration as described above under “— Merger Consideration,” including cash for any fractional shares of Cornell common stock. In addition, neither GEO nor Cornell will register any transfers of the shares of Cornell common stock after the effective time of the merger.

If a certificate for Cornell common stock has been lost, stolen or destroyed, the exchange agent will issue the consideration properly payable under the merger agreement upon receipt of an affidavit relating to such loss, theft or destruction and customary indemnification. The posting of a bond in a reasonable amount may also be required.

Cornell Options and Other Equity-Based Awards

At the effective time of the merger, each outstanding option issued by Cornell to purchase shares of Cornell common stock granted under any stock option or other equity incentive plan, which is outstanding and unexercised immediately following the effective time and which does not, by its terms, terminate on the effective time, whether vested or unvested will be assumed by GEO, and these options will entitle the holder to receive GEO common stock as adjusted to account for the exchange ratio, rounded down to the nearest whole number of shares of GEO common stock, on the same terms and conditions as were applicable before the merger (but taking into account any acceleration of Cornell options in connection with the merger). In addition, at the effective time of the merger, each Cornell option that has been assumed by GEO will have an exercise price per share equal to the quotient determined by dividing the exercise price per share of Cornell common stock at which such Cornell option was exercisable immediately prior to the effective time by the exchange ratio rounded up to the nearest whole cent.

At the effective time of the merger, each outstanding share of Cornell restricted stock will vest and be automatically converted into GEO common stock as adjusted to account for the exchange ratio.

Cornell will use reasonable best efforts to ensure that, immediately prior to the effective time, the following occurs: (i) each outstanding option or right to acquire Cornell common stock under Cornell’s employee stock purchase plan will automatically be exercised or deemed exercised, and (ii) in lieu of the shares of Cornell common stock otherwise issuable upon the exercise of each such option or right, the holder of such option or right will have the right to elect to receive from GEO, following the effective time, either the stock consideration or the cash consideration except to the extent that the holder of such option or right elects not to exercise the holder’s options and to withdraw the entire balance of holder’s Cornell employee stock purchase plan account prior to the effective time and subject to the same prorations and adjustments as elections made with respect to shares of Cornell common stock, discussed above in “The Merger Agreement — Merger Consideration.”

Listing of GEO Stock

GEO has agreed to use its reasonable best efforts to cause the shares of GEO common stock to be issued in connection with the merger to be approved for listing on the NYSE. The approval for listing of these shares on the NYSE is a condition to the obligations of GEO and Cornell to complete the merger, subject only to official notice of issuance. GEO will continue to use the trading symbol “GEO” for the shares of GEO common stock issuable to the Cornell stockholders in the merger.

Representations and Warranties

The merger agreement contains a number of substantially reciprocal representations and warranties made by and to GEO and GEO Acquisition III, Inc., on the one hand, and Cornell, on the other hand. The assertions embodied in those representations and warranties were made for purposes of the merger agreement and are subject to qualifications and limitations as agreed by GEO and Cornell in connection with negotiating the terms of the merger agreement. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for the purpose of allocation of risk between the respective parties rather than establishing matters as facts. For the foregoing reasons, you should not rely on the representations and warranties as statements of factual information. Representations made by and to GEO and GEO Acquisition III, Inc., on the one hand, and Cornell, on the other hand, in the merger agreement relate to, among other things:

•	due incorporation, good standing and qualification;

•	ownership of subsidiaries;

•	capitalization;

•	corporate authority to enter into the merger agreement and complete the merger;

•	approval and adoption of the merger agreement and related matters by each party’s board of directors;

•	absence of any breach of organizational documents, laws, agreements and instruments as a result of the merger;

•	the required stockholder vote to (1) adopt the merger agreement, in the case of Cornell, and (2) approve the issuance of shares of GEO common stock in connection with the merger, in the case of GEO;

•	required consents and filings with government entities;

•	accuracy and sufficiency of documents filed with the SEC;

•	conformity of the financial statements with applicable accounting requirements and that the financial statements fairly present, in all material respects, the consolidated financial positions of GEO and Cornell, respectively;

•	absence of undisclosed liabilities;

•	since January 3, 2010, in the case of GEO, and December 31, 2009, in the case of Cornell, conduct of business in ordinary and usual course and absence of any material adverse event, change, effect or development;

•	absence of material pending or threatened legal proceedings;

•	compliance with laws, regulations and court orders and permits;

•	tax matters;

•	employee benefits plans and labor and employment matters;

•	material contracts;

•	intellectual property matters;

•	real estate and personal property matters;

•	environmental matters;

•	information supplied for use in this joint proxy statement/prospectus;

•	receipt of opinions from financial advisors;

•	absence of any obligation to pay brokers’ or other similar fees; and

•	insurance matters.

Significant portions of the representations and warranties of Cornell and GEO are qualified as to “materiality” or “material adverse effect.” For the purpose of the merger agreement, a material adverse effect means, when used in connection with GEO or Cornell, any changes, circumstances or effects that individually or in the aggregate has a material adverse effect on the business, assets, liabilities, results of operation or condition (financial or otherwise) of that party and of its subsidiaries, taken as a whole, or that materially impairs, prevents or delays the ability of that party to consummate the merger and the other transactions to be performed or consummated by that party; provided, however, that none of the following, or any change, event, occurrence or effect resulting or arising from the following, shall constitute or shall be considered in determining whether there has occurred, a material adverse effect:

(i) changes in conditions in the United States economy or capital or financial markets generally;

(ii) changes in general legal, regulatory, political, economic or business conditions or changes in GAAP that, in each case, generally affect any industry in the United States related to the correction, detention, education, rehabilitation and treatment services for adults and juveniles in the case of Cornell and in which the party or any of its subsidiaries operates in the case of GEO (other than those changes that have a materially disproportionate adverse effect on the party and its subsidiaries, taken as a whole, relative to other participants in such industry);

(iii) the negotiation, execution, announcement or performance of this Agreement or the consummation of the merger, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners or employees in the case of Cornell (other than any such impact resulting from a material breach of the party’s covenant with respect to the conduct of such party’s business in the ordinary course of business);

(iv) any natural disaster that does not disproportionately affect the party or its subsidiaries relative to other participants in the industries in which the party and its subsidiaries operate, or

(v) any action taken by the party and its subsidiaries as expressly contemplated, required or permitted by the merger agreement or with the other party’s written consent.

The representations and warranties in the merger agreement do not survive the completion of the merger except for those provisions that by their terms apply after the effective time of the merger.

Conduct of Business by GEO and Cornell

Restrictions on Cornell’s Interim Operations

Cornell has agreed that until the effective date of the merger, Cornell will conduct its business in the ordinary course of business consistent with past practice and use commercially reasonable efforts to preserve substantially intact its current business organization, keep available the services of its current officers and employees and keep its relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with them, subject to certain exceptions. Cornell has further agreed generally to not take, and to not permit its subsidiaries to take, the following actions (subject in each case to exceptions provided in the merger agreement)

prior to the completion of the merger without the prior written consent of GEO (which consent may not be unreasonably withheld, delayed or conditioned):

•	authorize, issue, sell, grant, pledge or otherwise dispose of or encumber any of its equity securities, or any securities or rights convertible into its equity securities, or any rights, warrants or options to purchase or other similar agreements obligating it to issue any such equity securities or such other securities or rights;

•	redeem, purchase or otherwise acquire any of its outstanding equity securities, or any securities or rights convertible into its equity securities or any rights, warrants or options to acquire any equity securities or such other securities or rights;

•	incur any indebtedness for borrowed money or guarantee any such indebtedness such that the aggregate amount of all indebtedness and guarantees of Cornell and its subsidiaries, taken as a whole, would be more than $2.5 million in excess of the aggregate amount of all such indebtedness and guarantees as of the date of the merger agreement;

•	make any loans, advances or capital contributions to, or investments in, any other person (or any commitments therefor);

•	amend, cancel or otherwise modify in any material respect, any existing material contract;

•	pay, discharge or satisfy any claims, liabilities or obligation (whether absolute, accrued, asserted or unasserted, contingent or otherwise);

•	settle, pay or discharge any litigation, investigation, arbitration, proceeding or other claim;

•	sell, lease, license, pledge, grant options to purchase or lease, grant rights of first refusal to purchase or lease, or otherwise dispose of or encumber or permit or suffer to exist any lien on any material lease, or any Cornell owned real estate or Cornell leased real estate having a fair market value in excess of $1 million, or sell, lease or otherwise dispose of any other properties or assets, in one or a series of related transactions, having an aggregate fair market value in excess of $1 million;

•	make capital expenditures or commitments in excess of $1 million in the aggregate;

•	acquire the capital stock or assets of one or more persons;

•	(i) pay or provide current or former directors, officers, employees or consultants any bonus, change of control, severance, incentive, retention, or other compensation in excess of their base salaries, (ii) adopt, enter into or terminate, or amend or waive any material term of, any Cornell benefit plan, (iii) increase the compensation or benefits of any of its directors, officers, employees or consultants except for salary increases to employees which have been approved by Cornell, (iv) accelerate the payment, right to payment or vesting of any compensation or benefits, including any outstanding options or restricted stock awards or (v) make any material change in the key management structure of Cornell or its subsidiaries;

•	make, change or revoke any material election concerning taxes or tax returns, or settle any material tax claim or assessment, or consent to any extension or waiver of the limitation period applicable to any material tax claim or assessment, or file any amended tax return, or increase tax contingency reserves for tax deficiencies or fax liens;

•	make any changes in any material respect in financial or tax accounting methods, principles or practices (or change an annual accounting period), except as required by GAAP or applicable law;

•	amend its organizational documents;

•	adopt a plan or agreement of complete or partial liquidation or dissolution;

•	cancel any debt owed to it, or waive any claim or right of substantial value to Cornell and its subsidiaries;

•	fail to maintain any insurance policies;

•	write-up or write-down the value of its assets, except as may be required by GAAP or consistent with past practice; or

•	authorize, agree or commit to take any of the above actions.

Restrictions on GEO’s Interim Operations

GEO has agreed to not take any action that would reasonably be expected to: (i) impose any material delay in the obtaining of, or significantly increase the risk of not obtaining, any authorizations, consents, orders, declarations or approvals of any governmental authority necessary to consummate the merger or the expiration or termination of any applicable waiting period; (ii) significantly increase the risk of any governmental authority entering an order prohibiting the consummation of the merger; or (iii) otherwise materially delay the consummation of the merger. GEO has further agreed to not take, and in certain circumstances to not permit its subsidiaries to take, the following actions (subject in each case to exceptions provided in the merger agreement) prior to the completion of the merger without the prior written consent of Cornell (which consent may not be unreasonably withheld, delayed or conditioned):

•	amend its organizational documents in a manner adverse to Cornell stockholders as opposed to any GEO shareholders;

•	issue, sell, grant or authorize the issuance, sale or grant of, any share capital of GEO except (a) for fair market value, as determined by GEO in good faith, or (b) upon the vesting of restricted stock units or the exercise of options, warrants, convertible securities or other rights of any kind to acquire any share capital of GEO which were issued with an exercise or conversion price of not less than fair market value, as determined by GEO in good faith, at the time of issuance; provided, that the foregoing will not prohibit issuances as part of normal employee compensation in the ordinary course of business; provided further, that the restrictions will not prohibit the issuance of securities or other rights in connection with the acquisition of another entity or business;

•	declare, set aside or pay any dividends or other distribution payable in cash, shares, property or otherwise, except for regular quarterly dividends declared and paid in cash at times and in amounts consistent with past practice and distributions in connection with GEO’s stock repurchase program;

•	reclassify, combine, split or subdivide its share capital without appropriate adjustment to the per share stock election consideration and the per share cash election consideration;

•	acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or the equity in any person if the consummation of such transaction would reasonably be expected to result in a delay;

•	make any material change with respect to accounting policies or procedures (other than reasonable and usual changes in the ordinary course of business and consistent with past practice, as required by GAAP or as a result of a change in law); or

•	announce an intention or make a commitment to undertake any of the above actions.

Shareholder Meetings and Board Recommendations

GEO has agreed, subject to applicable law and the terms of the merger agreement, that it will:

•	take all action necessary to cause the GEO shareholder meeting to be duly called and held as soon as reasonably practicable after the registration statement is declared effective to secure the GEO shareholder approval (as defined below);

•	cause the joint proxy statement/prospectus to contain the recommendation of the GEO board that the GEO shareholders approve the GEO share issuance and the determination of the GEO board that the GEO share issuance is advisable and in the best interests of the GEO shareholders;

•	not withdraw, qualify, modify or amend, or propose to withdraw, qualify, modify or amend, in any manner adverse to Cornell, the GEO Board Recommendation, or take any action, or make any public statement, filing or release inconsistent with the GEO Board Recommendation; and

•	use its reasonable best efforts to solicit the GEO shareholder approval and take all other action necessary or advisable to secure the vote or consent of its shareholders required by the rules of the NYSE and Florida law.

Cornell has agreed, subject to applicable law and the terms of the merger agreement, that it will:

•	take all action necessary to cause the Cornell stockholder meeting to be duly called and held as soon as reasonably practicable after the registration statement is declared effective to secure the Cornell stockholder approval (as defined below);

•	cause the joint proxy statement/prospectus to contain the recommendation of the Cornell board to the Cornell stockholders that they give the Cornell stockholder approval and the determination of the Cornell board that the merger is advisable and in the best interests of the Cornell stockholders except to the extent the Cornell board has withdrawn or modified its recommendation as permitted by the merger agreement;

•	not, except as permitted in the merger agreement, withdraw, qualify, modify or amend, or propose to withdraw, qualify, modify or amend, in any manner adverse to GEO or GEO Acquisition III, Inc., the Cornell board recommendation, or take any action, or make any public statement, filing or release inconsistent with the Cornell board recommendation; and

•	use its reasonable best efforts to solicit the Cornell stockholder approval and take all other action necessary or advisable to secure the vote or consent of its stockholders required by the rules of the NYSE and Delaware law.

Subject to the exceptions described below under “No Solicitation” and applicable law, GEO and Cornell agreed to use reasonable best efforts to cause each party’s shareholders and stockholders meeting to be held on the same date.

No Solicitation

Cornell has agreed that it will not, and that it will use its reasonable best efforts to cause its and its subsidiaries’ directors, officers or employees, or any of its investment bankers, attorneys or other advisors or representatives not to, directly or indirectly, solicit, initiate or knowingly encourage, or facilitate (including by way of furnishing material non-public information) any proposal or offer from, or indication of interest in making a proposal or offer by, any person (other than GEO and its subsidiaries) relating to (i) a merger, consolidation, dissolution, recapitalization or other business combination involving Cornell or any of its subsidiaries (other than consolidations, dissolutions or combinations by Cornell of any of its wholly owned subsidiaries), (ii) the issuance by Cornell of over 20% of the Cornell common stock as consideration for the assets or securities of another entity or person, (iii) the acquisition in any manner, directly or indirectly, of over 20% of Cornell common stock or consolidated total assets of Cornell or to which 20% or more of the Cornell revenues or earnings on a consolidated basis are attributable, (iv) an acquisition or disposition that would essentially prevent the consummation of the merger with GEO, (v) any tender offer or exchange offer that, if consummated, would result in any entity or person owning 20% or more of any class of equity securities of Cornell or (vi) the payment of an extraordinary dividend (whether in cash or other property) by Cornell. Any such proposal or offer, other than with respect to a transaction permitted by the covenants described above under “Conduct of Business by GEO and Cornell,” is referred to in this joint proxy statement/prospectus as an “acquisition proposal.”

Cornell has further agreed that it will not, and that it will use its reasonable best efforts to cause its and its subsidiaries’ directors, officers or employees, or any of its investment bankers, attorneys or other advisors or representatives not to, directly or indirectly:

•	approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, or any other agreement, arrangement or understanding, relating in any respect to any acquisition proposal; or

•	participate in any substantive discussions or negotiations regarding, or furnishing to any person or provide any person with access to, any material non-public information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, an acquisition proposal.

Notwithstanding the restrictions described above, Cornell is not prohibited from:

•	complying with Rule 14d-9 or Rule 14e-2(a) under the Securities Exchange Act of 1934, as amended;

•	furnishing information, pursuant to a customary and acceptable confidentiality agreement) regarding Cornell and its subsidiaries and participate in discussions or negotiations with or, subject to certain restrictions, providing confidential information to a third party who has made an unsolicited bona fide written acquisition proposal, but in each case only if:

•	the Cornell stockholder approval has not yet been obtained;

•	Cornell is in compliance with the provisions regarding other proposals in the merger agreement; and

•	the board of directors of Cornell determines in good faith (after consultation with its outside counsel and financial advisors) that the relevant acquisition proposal constitutes, or could be reasonably expected to lead to, a superior proposal, as defined below.

•	effecting a change in recommendation in respect of the GEO acquisition proposal, but only if, prior to taking such action:

•	the Cornell stockholder approval has not yet been obtained;

•	Cornell is in compliance with the provisions described under this section;

•	the board of directors of Cornell has determined in good faith (after consultation with its outside legal counsel), that such acquisition proposal constitutes a superior proposal after giving effect to any adjustments which may be offered by GEO as described below;

•	Cornell has notified GEO in writing, at least three business days in advance of such change in recommendation that it is considering taking such action, specifying the terms and conditions of such superior proposal and the identity of the person making such superior proposal; and

•	during such three business day period, Cornell has, if requested by GEO, negotiated in good faith with GEO to modify or amend the merger agreement such that, after giving effect to such amendments, such acquisition proposal no longer constitutes a superior proposal.

The term “superior proposal” means a proposal to acquire, directly or indirectly, for consideration consisting of cash, securities or a combination thereof, more than 50% of the Cornell common stock or all or substantially all of the assets of Cornell and its subsidiaries on a consolidated basis, made by a third party, and which is otherwise on terms and conditions that the board of directors of Cornell determines in good faith (after consultation with outside counsel and outside financial advisors) to be more favorable to the Cornell stockholders than the merger and the other transactions.

Cornell is required to give GEO at least 48 hours’ written notice of its intention to take any action to respond to any unsolicited proposal and provide GEO, concurrently with the provision of any non-public information concerning Cornell or any subsidiary to the person making the acquisition proposal, a list of such non-public information and copies of any such non-public information that was not previously provided to GEO. Cornell has agreed to promptly advise GEO and keep GEO reasonably informed on a prompt and reasonably current basis of any request for information or the submission or receipt of any acquisition proposal, or any inquiry with respect to or that could lead to any acquisition proposal, the material terms and conditions of such request, acquisition proposal or inquiry, and the identity of the person making any such request, acquisition proposal or inquiry and Cornell’s responses.

If Cornell effects a change in recommendation, GEO will have the option, exercisable within ten business days after such change in recommendation, to cause the board of directors of Cornell to submit the merger agreement to its stockholders for the purpose of adopting the merger agreement notwithstanding the change in recommendation. If GEO exercises this option, it will not be entitled to terminate the merger agreement as a result of the change in recommendation. If GEO does not exercise the option to force the Cornell stockholder vote, the merger agreement will be deemed terminated due to a Cornell adverse recommendation change upon the expiration of the ten business day period. See the “The Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — Reimbursement of Fees and Expenses; Termination Fees” sections below.

Efforts to Consummate

Subject to the terms and conditions of the merger agreement, GEO and Cornell have agreed to use their respective reasonable best efforts promptly to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to (i) cause the conditions to the closing of the merger to be satisfied as promptly as practicable, (ii) obtain all approvals, consents, registrations, permits, authorizations and other confirmations from any third party to consummate the merger and the other transactions and (iii) consummate and make effective, in the most expeditious manner practicable, the merger and the other transactions.

Each of GEO and Cornell have agreed to use their respective reasonable best efforts promptly and fully to (i) prepare and file all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents (including any required filings under the Hart Scott Rodino Act) and (ii) obtain all approvals, consents, registrations, permits, authorizations and other confirmations from any governmental authority necessary to consummate the merger and the other transactions.

Notwithstanding the foregoing, nothing in the merger agreement will be deemed to require GEO or Cornell or any of their respective subsidiaries or affiliates to agree to or effect any action that would result in a “Burdensome Condition”. For purposes of the merger agreement, a “Burdensome Condition” is any prohibition, license, limitation, or other requirement that would prohibit or materially restrict, in GEO’s reasonable judgment, the ownership or operation by Cornell or any of its subsidiaries, or by GEO or any of its subsidiaries, of all or, in GEO’s reasonable judgment, any material portion of the business or assets of Cornell and its subsidiaries, taken as a whole, or GEO and its subsidiaries, taken as a whole, or compel GEO or any of its subsidiaries to agree to or to dispose of or hold separate all or, in GEO’s reasonable judgment, any material portion of the business or assets of Cornell and its subsidiaries, taken as a whole, or GEO and its subsidiaries, taken as a whole. In addition, except where prohibited or required by law, and subject to the confidentiality agreements, Cornell will not file or submit any filings and applications to any governmental authority without the prior written consent of GEO.

Indemnification and Insurance

The merger agreement provides that GEO and the surviving corporation will indemnify, and provide advance expenses to, each person who has been at any time a member of the board of directors (or committee of the board) of Cornell or a subsidiary of Cornell, or a director or officer of Cornell or a subsidiary of Cornell and each person who served at the request of Cornell or a subsidiary of Cornell (including in connection with serving at the request of Cornell or a subsidiary of Cornell as a member of the board of directors (or committee) or director, officer, employee or agent of another person (including any employee benefit plan)) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including fees and expenses of legal counsel) in connection with any claim, suit, action, proceeding or investigation (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, acts or omissions by an indemnitee serving in that capacity for Cornell or its subsidiaries, to the fullest extent permitted under applicable law.

The merger agreement requires that the organizational documents of the surviving corporation contain provisions that are no less favorable to the indemnified parties with respect to limitation of liabilities of members of the board of directors (or committees), directors, and officers as those set forth in Cornell’s organizational documents as of the date of the merger agreement. Such provisions cannot be amended, repealed or otherwise modified in a manner that would adversely affect the rights of the indemnitees.

The merger agreement also provides that prior to the effective time of the merger, Cornell will purchase an extended reporting period endorsement or a “tail” policy covering acts or omissions occurring at or prior to the effective time with respect to those persons currently (and any additional persons who become covered prior to the effective time of the merger) covered by Cornell’s current directors’ and officers’ liability insurance policy which shall provide such directors and officers coverage for six years after the effective time of the merger, on terms no less advantageous than those in effect as of the date of the merger agreement. Cornell’s obligation to provide this insurance coverage is subject to a cap of a $2.0 million premium limit. If Cornell cannot maintain the existing or equivalent insurance coverage without exceeding the $2.0 million premium limit cap, Cornell is required to maintain the maximum amount of insurance obtainable having the terms and scope of coverage of the insurance in effect as of the date of the merger agreement that can be obtained by paying the $2.0 million premium limit but at no time will the aggregate amount of such coverage be less than the aggregate amount of the directors’ and officers’ liability insurance coverage then provided by GEO to its directors and officers.

The rights of any indemnified party under such provisions of the merger agreement are in addition to any other rights such party may have under any law or contract or constituent documents of any person. In the event GEO or the surviving company or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving company or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then and in each such case, proper provision will be made so that the successors and assigns of GEO and the surviving company will assume all of the foregoing obligations.

Employee Matters and Termination of the 401(k) Plan

The merger agreement contains covenants relating to employee matters and the termination of the 401(k) plan.

Under these covenants GEO has agreed, among other things, to:

•	provide Cornell employees with service credit for purposes of any waiting period, vesting, eligibility, and benefit entitlement under benefit plans, programs or arrangements made available to Cornell employees following the closing date;

•	honor, from and after the effective date, written employment, retention, termination, severance or other similar contracts with any Cornell employee and all benefits that have vested under long term incentive plans, supplemental executive retirement plans, deferral plans and similar plans in the ordinary course of business; and

•	cause, to the extent that the 401(k) plan is terminated in accordance with the merger agreement, the tax-qualified defined contribution plan established or maintained by GEO to accept eligible rollover distributions from continuing Cornell employees.

Under these covenants Cornell has agreed, among other things, to:

•	honor, prior to the effective date, all individual employment, retention, termination, severance or other similar agreements, long term incentive plans, supplemental executive retirement plans, deferral plans and similar plans; and

•	cause, unless otherwise requested by GEO prior to the effective date, the Cornell board of directors to terminate the 401(k) plan on the day preceding the closing date.

Certain Other Covenants

The merger agreement contains additional covenants, most of which are mutual, including, among other things, agreements by each party to:

•	prepare the Form S-4 and joint proxy statement/prospectus;

•	use reasonable best efforts to consummate the merger and the other transactions;

•	consult with the other party regarding any public announcements;

•	provide reasonable access to information subject to the confidentiality agreement;

•	agree to notify the other party of certain events or communications;

•	take all actions reasonably necessary to cause any dispositions of equity securities of Cornell in connection with the transactions contemplated by the merger agreement by each individual who is a director or officer of Cornell to be exempt under Rule 16b-3 promulgated under the Exchange Act; and

•	use reasonable best efforts to cause the merger to qualify and not take any action or fail to take any action that would prevent the merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

Conditions to Completion of the Merger

Each party’s obligations to effect the merger is subject to the satisfaction or waiver of mutual conditions, including the following:

•	receipt of the GEO shareholder approval in accordance with Florida law and Cornell stockholder approval in accordance with Delaware law;

•	the absence of any law, injunction, judgment or ruling prohibiting consummation of the merger or making the consummation of the merger illegal;

•	the effectiveness of, and the absence of any stop order with respect to, the registration statement on Form S-4 of which this joint proxy statement/prospectus forms a part;

•	the approval for listing on the NYSE, subject to official notice of issuance, of the shares of GEO common stock issuable in connection with the merger;

•	the expiration or termination of the waiting period (and any extension thereof) applicable to the merger under the HSR Act;

•	the representations and warranties of each party to the merger agreement being true and correct in all material respects, and true and correct (without giving effect to any qualifications) except where such failures to be true and correct would not reasonably be expected to have a material adverse effect in the case of certain representations and warranties, and each party to the merger agreement having performed in all material respects all of its obligations under the merger agreement; and

•	the merger agreement will not have been terminated.

The obligations of GEO and GEO Acquisition III, Inc. to effect the merger are subject to the satisfaction or waiver of the following additional conditions:

•	the Cornell employee stock purchase plan must have been terminated as of the effective time and each option or right to purchase Cornell common stock thereunder will have been exercised or deemed to have been exercised and converted into the right to receive the stock consideration or the cash consideration;

•	no events, occurrences or developments have occurred since the Cornell Balance Sheet Date (as defined in the merger agreement) and are continuing that have had or would reasonably be expected, to have individually or in the aggregate, a material adverse effect on Cornell;

•	certain specified third-party consents must have been obtained;

•	each non-employee director of Cornell and, if requested in writing by GEO, of each subsidiary of Cornell, in each case, must have resigned or been removed in his or her capacity as a director, effective as of, or prior to, the closing date;

•	GEO must have received the opinion of its own counsel that the merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code; and

•	Cornell must not permit its total issued and outstanding shares of common stock to exceed 16,000,000 shares after giving effect to all shares of Cornell common stock issued and outstanding and all shares of Cornell common stock issuable upon the exercise of any option, warrant, employee stock purchase right or other right or issuable upon the conversion or exchange of any security convertible into or exchangeable for shares of Cornell common stock.

Cornell’s obligation to effect the merger is subject to the satisfaction or waiver of the following additional conditions:

•	no events, occurrences or developments have occurred since the GEO Balance Sheet Date (as defined in the merger agreement) and are continuing that have had or would reasonably be expected, to have individually or in the aggregate, a material adverse effect on GEO; and

•	Cornell must have received the opinion of its own counsel that the merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code.

Termination of the Merger Agreement

The merger agreement may be terminated at any time before the effective time of the merger by mutual written consent of GEO, GEO Acquisition III, Inc. and Cornell.

The merger agreement may also be terminated prior to the effective time of the merger by either GEO or Cornell if:

•	the merger has not been consummated on or before February 15, 2011;

•	any governmental authority issues an order, decree or ruling, enacts a law or takes any other action (that is final and nonappealable) having the effect of making the merger illegal or otherwise prohibiting the completion of the merger;

•	the GEO shareholders or Cornell stockholders fail to give the necessary approvals at their special meetings or any adjournments or postponements thereof; or

•	GEO or Cornell have breached in any material respect any of their representations or warranties or failed to perform in any material respect any of their covenants set forth in the merger agreement, and such breach or failure to perform (i) would prevent such party from satisfying the closing conditions of the merger agreement relating to the accuracy of its representations and warranties and/or compliance with covenants, and (ii) cannot be cured or has not been cured within 30 days from the date of notice to such party;

The merger agreement may also be terminated prior to the effective time of the merger by GEO if:

•	the Cornell board of directors has changed its recommendation to the Cornell stockholders that they adopt the merger agreement or it has approved or entered into any acquisition agreement other than in compliance with the merger agreement;

•	A burdensome condition has been imposed in connection with the grant of the antitrust approval relating to the merger which would prohibit or materially restrict the ownership or operation of any material business or assets of GEO and its subsidiaries or Cornell and its subsidiaries or cause GEO and its subsidiaries or Cornell and its subsidiaries to agree to or to dispose of or hold separate all or a material portion of the business and assets of GEO and its subsidiaries or Cornell and its subsidiaries; or

•	Cornell fails to fulfill the condition regarding the maximum number of issued and outstanding shares of Cornell common stock and such failure either cannot be cured or has not been cured within 30 days from the date of notice to Cornell.

The merger agreement may also be terminated prior to the effective time of the merger by Cornell if Cornell, in compliance with the terms of the merger agreement, has entered into a definitive acquisition agreement to effect a proposal that the Cornell board of directors determines in good faith to be more favorable to Cornell stockholders and it pays to GEO a $12 million termination fee and the GEO Related Fees and Expenses (as defined below) within the time frame provided.

Effect of Termination

If the merger agreement is validly terminated, the merger agreement, with the exception of certain sections thereof, will become null and void.

Reimbursement of Fees and Expenses; Termination Fees

Fees and Expenses Payable by GEO.  GEO has agreed to reimburse Cornell for its reasonable and documented out-of-pocket fees and expenses up to $2 million incurred by Cornell and its affiliates in connection with the merger agreement and the transactions contemplated thereby, under any of the following circumstances:

•	if the merger agreement is terminated by Cornell or GEO following the failure by GEO to obtain the GEO shareholder approval; or

•	if the merger agreement is terminated by Cornell if GEO or GEO Acquisition III, Inc. have breached in any material respect any of their representations or warranties or failed to perform in any material respect any of their covenants set forth in the merger agreement, and such breach or failure to perform (i) would prevent GEO or GEO Acquisition III from satisfying the closing conditions of the merger agreement relating to the accuracy of the representations and warranties or performance of its obligations required under the merger agreement, and (ii) cannot be cured or has not been cured within 30 days from the date of notice to GEO.

Fees and Expenses Payable by Cornell.  Cornell has agreed to reimburse GEO up to $2 million of GEO’s and GEO Acquisition III’s reasonable and documented out-of-pocket fees and expenses incurred by GEO, GEO Acquisition III, Inc. and their respective affiliates in connection with the merger agreement and the transactions contemplated thereby, referred to as the GEO-related fees and expenses, under any of the following circumstances:

•	if the merger agreement is terminated by GEO or Cornell following the failure by Cornell to obtain the Cornell stockholder approval; or

•	if the merger agreement is terminated by GEO if Cornell has breached in any material respects any of its representations or warranties or failed to perform in any material respect any of its covenants set forth in the merger agreement, and such breach or failure to perform (i) would prevent Cornell from satisfying the closing conditions of the merger agreement relating to the accuracy of the representations and warranties or performance of its obligations required under the merger agreement, and (ii) cannot be cured or has not been cured within 30 days from the date of notice to Cornell.

Termination Fee Payable by Cornell.  Cornell has agreed to pay GEO a termination fee of $12 million and reimburse GEO the GEO-related fees and expenses under any of the following circumstances:

•	if the merger agreement is terminated by GEO pursuant to the Cornell board of directors having changed its recommendation to the Cornell stockholders that they adopt the merger agreement or the Cornell board of directors approving or entering into any acquisition agreement other than in compliance with the merger agreement; or

•	if the merger agreement is terminated by Cornell pursuant to Cornell, in compliance with the terms of the merger agreement, having entered into a definitive acquisition agreement to effect a proposal that the Cornell board of directors determines in good faith to be more favorable to Cornell stockholders and Cornell simultaneously pays the termination fee and the GEO-related fees and expenses within the time frame provided.

If the merger agreement is terminated pursuant to the reasons below, and any acquisition proposal that was received by Cornell or publicly announced prior to such termination of the merger agreement is consummated no later than the 12-month anniversary of the date of the termination, then Cornell has agreed to pay GEO a termination fee of $12 million upon the consummation of the acquisition proposal:

•	if the merger agreement is terminated by GEO or Cornell because the merger has not been consummated on or before February 15, 2011;

•	if the merger agreement is terminated by GEO or Cornell because Cornell stockholders fail to give the necessary approvals at their special meetings; or

•	if the merger agreement is terminated by GEO because Cornell has breached in any material respect any of its representations or warranties or failed to perform in any material respect any of its covenants or agreements set forth in the merger agreement, and such breach or failure to perform (i) would prevent

Cornell from satisfying the closing conditions of the merger agreement relating to the accuracy of the representations and warranties or performance of its obligations under the merger agreement, and (ii) cannot be cured or has not been cured within 30 days from the date of notice to Cornell.

Other Expenses

Except as otherwise provided above, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated pursuant to the merger agreement will be paid by the party incurring such fees and expense, whether or not the merger is consummated.

Amendments; Waivers

The parties may:

•	at any time before the approval of stockholders of Cornell, amend the merger agreement;

•	after the approval of the stockholders of Cornell, amend the merger agreement, but no amendment that by law requires further approval by the stockholders of Cornell can be made without such further approval; or

•	at any time before the effective time of the merger, (a) waive any inaccuracies in the representations and warranties of the other party contained in the merger agreement, (b) extend the time for the performance of the obligations or other acts under the merger agreement or (c) waive compliance by the other party with any of the agreements or conditions contained in the merger agreement.

Governing Law

The merger agreement is governed by and will be construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

Voting Agreement

Certain significant stockholders of Cornell have entered into a voting agreement with GEO requiring them among other things, to vote their shares of Cornell common stock in favor of the adoption and approval of the terms of the merger agreement, the merger and the other transactions contemplated by the merger agreement and any actions required in furtherance thereof and vote against any alternative proposal, action, transaction or agreement that would result in a breach of any covenant, representation, warranty or other obligation or agreement of Cornell set forth in the merger agreement or of a Cornell stockholder set forth in the voting agreement. The Cornell stockholders party to the voting agreement beneficially owned 18.4% of Cornell’s outstanding common stock as of April 15, 2010. The voting agreement is attached as Annex B to this joint proxy statement/prospectus.

PROPOSAL TO APPROVE AMENDMENTS TO THE GEO GROUP, INC.
2006 STOCK INCENTIVE PLAN

GEO is proposing amendments to The GEO Group, Inc. 2006 Stock Incentive Plan, referred to herein as the 2006 Plan, to increase the number of shares of common stock subject to awards under the 2006 Plan by [     ], from 2,400,000 to [     ]. Since the adoption of the 2006 Plan, GEO has issued awards with respect to a total of [     ] shares of common stock, including [     ] shares of restricted stock and stock options representing the right to acquire [     ] shares of common stock. As of          , 2010, GEO had only [     ] shares of common stock available for issuance pursuant to the 2006 Plan. After giving effect to the [     ] aggregate shares of common stock subject to currently outstanding awards under all of GEO’s equity compensation plans, GEO’s equity compensation grants total only [     ]% of its shares of common stock outstanding. As a result, GEO is seeking an increase in the number of shares of common stock subject to the 2006 Plan from 2,400,000 to [     ] in order to provide adequate availability to issue new awards to GEO and Cornell employees, board members and consultants who will be involved in the completion of the merger and the integration of Cornell’s operations, as well as the operations of the larger combined company going forward. GEO believes this allocation of new awards under the 2006 Plan will be adequate to address all equity compensation related needs of the larger combined company over the next two to three year period. GEO’s board of directors believes that the equity awards are a key component of overall employee compensation and will help maintain GEO’s performance-oriented culture and further align the interests of GEO’s employees and shareholders.

In addition, GEO is also proposing to make other amendments to the 2006 Plan to reflect what GEO believes are appropriate changes to certain numerical thresholds in the 2006 Plan as a result of the proposal to increase awards issuable under the plan. These changes include:

•	increasing the total number of shares of common stock issuable pursuant to incentive stock options under the plan to [ ] (currently 1,200,000);

•	increasing the total number of shares of common stock issuable pursuant to stock options or stock appreciation rights to any one individual in any one year under the plan to [ ] (currently 450,000); and

•	increasing the total number of shares of common stock issuable pursuant to performance shares, restricted stock and other common stock awards to any one individual in any one year under the plan to [ ] (currently 450,000).

The awards, benefits or amounts that will be received or allocated to eligible participants under the 2006 Plan as amended by these proposed amendments has not been determined.

Annex F to this joint proxy statement/prospectus contains the 2006 Plan, as amended and restated to reflect the proposed amendments to the 2006 Plan described in this joint proxy statement/prospectus, which is referred as the Amended and Restated Plan. The Amended and Restated Plan also reflects amendments to the 2006 Plan that have been adopted and approved by GEO’s shareholders since the initial adoption of the 2006 Plan.

Key Features of the 2006 Plan

The following are several key features of the 2006 Plan:

•	Share Usage and Annual Run Rate. The 2006 Plan provides for a fixed reserve of shares, which GEO is proposing to increase from 2,400,000 to [ ]. The 2006 Plan also limits the number of shares awarded annually under the 2006 Plan, or the annual run rate, to a maximum of 3% of GEO’s total number of outstanding shares of common stock at any time during a fiscal year. In managing the annual run rate, the Compensation Committee will consider the potential negative impact on dilution of the granting of awards under the 2006 Plan. Any shares of common stock that GEO may repurchase from time to time will be factored into the Compensation Committee’s determination of awards under the 2006 Plan.

•	Controlled Use of Full Value Awards. The 2006 Plan currently limits the number of full value awards (e.g., restricted stock, performance shares and performance share units, etc.) that can be granted on a share for share basis to 1,083,000 total shares of common stock. This provision limits the potential dilutive impact of full value awards issued under the 2006 Plan.

•	Discounted Stock Option and Stock Appreciation Rights Prohibited. The 2006 Plan prohibits stock appreciation rights or stock option awards with an exercise price less than the fair market value of its common stock on the date of grant.

•	Re-pricing Without Shareholder Approval Prohibited. Without shareholder approval, the 2006 Plan prohibits the re-pricing of options and stock appreciation rights, the cancellation of such awards in exchange for new awards with a lower exercise price or the repurchase of such awards which have an exercise price that is higher than the then current fair market value of GEO’s common stock, except in the event of stock splits, certain other recapitalizations and a change in control.

•	Inclusion of Minimum Vesting Provisions. With respect to awards that are subject only to a future service requirement, unless the GEO Compensation Committee provides otherwise in an award agreement, (i) options and stock appreciation rights granted pursuant to the 2006 Plan will be subject to a four-year vesting schedule as follows: 20% of such options or stock appreciation rights will vest immediately and the remaining 80% of such options or stock appreciation rights will vest in equal annual increments over a four-

year period following the date of grant, and (ii) all other awards that have vesting periods will vest in equal annual increments over a four-year period following the date of grant.

•	Shares Terminated Under Prior Plans will Not Increase the Plan Reserve. Shares subject to awards under the prior plans that are cancelled, forfeited, or expired will not be available for re-grant in the 2006 Plan. There will be no transfer of unused shares reserved for other plans into the 2006 Plan share reserve. Since approval of the 2006 Plan, GEO has not granted any new awards under any of the prior plans.

•	Shares Surrendered to Pay Taxes or Exercise Price for Stock Options Will Not Increase the Plan Reserve. Shares tendered to us for taxes or to pay the exercise price will not provide us with additional shares for the 2006 Plan.

•	Stock Appreciation Rights Settled in Shares Will Not be Counted on a Net Basis. Each stock-settled stock appreciation right will count as a full share against the 2006 Plan share reserve limit rather than the net gain realized upon exercise.

•	Independent Plan Administrator. The 2006 Plan will be administered by the Compensation Committee, composed exclusively of independent non-employee directors.

•	Fixed Plan Term. The 2006 Plan will expire ten years after shareholders approve the 2006 Plan. However, awards granted under the 2006 Plan may survive the termination of the Plan.

•	Limit on Stock Option Period. Stock appreciation rights and stock options will have a maximum term of ten years.

Equity Compensation Plan Information

The following table includes information as of January 3, 2010 about certain GEO plans which provide for the issuance of common stock in connection with the exercise of stock options and other equity-based awards.

	(a)	(b)	(c)
Number of Securities
Remaining Available for
	Number of Securities		Future Issuance Under
	to be Issued Upon	Weighted-Average	Equity Compensation
	Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected in
Plan Category	Warrants and Rights	Warrants and Rights	Column (a))

Equity compensation plans approved by security holders	2,806,957	$10.26	553,044
Equity compensation plans not approved by security holders	—	—	—

Total	2,806,957	$10.26	553,044

Recommendation of the Board of Directors

The board of directors unanimously recommends a vote “FOR” the approval of the amendments to The GEO Group Inc. 2006 Stock Incentive Plan.

THE GEO SPECIAL MEETING

The GEO board of directors is using this joint proxy statement/prospectus to solicit proxies from shareholders of GEO who hold shares of GEO common stock on the GEO record date for use at the GEO special meeting. GEO is first mailing this joint proxy statement/prospectus and accompanying form of proxy to GEO shareholders on or about          , 2010.

Date, Time and Place

The GEO special meeting will be held on          , 2010, at   a.m., Eastern time, at          .

Purpose of the GEO Special Meeting

At the GEO special meeting, GEO shareholders will be asked to consider and vote upon the following proposals:

•	to approve the GEO share issuance;

•	to approve the amendments to the 2006 Plan; and

•	to approve an adjournment of the GEO special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

Board Recommendations

The GEO board of directors has determined that the GEO share issuance is advisable and in the best interests of GEO and its shareholders. The GEO board of directors recommends that GEO shareholders vote:

•	“FOR” the GEO share issuance;

•	“FOR” the amendments to the 2006 Plan; and

•	“FOR” the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

GEO Record Date; Shares Entitled to Vote

GEO has fixed the close of business on          , 2010 as the record date, which is referred to as the GEO record date, for determining the GEO’s shareholders entitled to receive notice of and to vote at the GEO special meeting. Only holders of record of GEO common stock on the GEO record date are entitled to receive notice of and vote at the GEO special meeting, and any adjournment or postponement thereof.

Each share of GEO common stock is entitled to one vote on each matter brought before the meeting. On the GEO record date, there were approximately           shares of GEO common stock issued and outstanding, held by           holders of record. Shares of GEO common stock held by GEO as treasury shares will not be entitled to vote.

Quorum Requirement

Under Florida law and the GEO Bylaws, a quorum of GEO shareholders at the special meeting is necessary to transact business. A majority of shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the GEO special meeting.

All shares of GEO common stock represented in person or by proxy at the GEO special meeting, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum at the GEO special meeting.

Stock Ownership of GEO Directors and Executive Officers

On          , 2010, the GEO record date, directors and executive officers of GEO and their respective affiliates, as a group, beneficially owned and were entitled to vote approximately shares of GEO common stock. These shares represent approximately     % of the shares of GEO common stock outstanding on the GEO record date. Information pertaining to the security ownership of certain beneficial owners and directors and executive officers of GEO is incorporated by reference to GEO’s Proxy Statement for its 2010 Annual Meeting of Shareholders, as filed with the SEC on March 24, 2010.

Votes Required to Approve GEO Proposals

Approval of the GEO proposals to be considered at the GEO special meeting requires the vote percentages described below. You may vote for or against any of the proposals submitted at the GEO special meeting or you may abstain from voting.

Required Vote for GEO Share Issuance (Proposal 1)

The GEO share issuance requires the affirmative vote of holders of shares of GEO common stock representing a majority of votes cast on the proposal, provided that the total number of votes cast on the proposal must represent a majority of the total number of shares of GEO common stock issued and outstanding on the record date of the GEO special meeting.

Required Vote for Amendments to the 2006 Plan (Proposal 2)

Approval of the amendments to the 2006 Plan requires the affirmation vote of holders of shares of GEO common stock representing a majority of votes cast on the proposal, provided that the total number of votes cast on the proposal must represent a majority of the total number of shares of GEO common stock issued and outstanding on the record date of the GEO special meeting.

Required Vote for Adjournment of the GEO Special Meeting (Proposal 3)

Approval of an adjournment of the GEO special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal requires the affirmative vote of holders of shares of GEO common stock represented and entitled to vote at the special meeting to exceed the number of votes cast opposing the approval of an adjournment of the GEO special meeting.

Failure to Vote; Abstentions and Broker Non-Votes

If you are a GEO shareholder, any of your shares as to which you abstain or which are not voted will have the same effect as a vote “AGAINST” the GEO share issuance, a vote “AGAINST” the amendments to the 2006 Plan and a vote “AGAINST” approving an adjournment of the GEO special meeting. Under the NYSE rules, any of your shares that are not voted on the GEO share issuance will not be counted to determine if holders representing a majority of the issued and outstanding shares of GEO common stock have cast a vote on that proposal, making the requirement that votes cast represent a majority of the total issued and outstanding shares of GEO common stock more difficult to meet.

Under NYSE rules, brokers who hold shares in street name for customers have the authority to vote on certain “routine” proposals when they have not received instructions from beneficial owners. Under NYSE rules, such brokers are precluded from exercising their voting discretion with respect to the approval and adoption of non-routine matters, such as the GEO share issuance and the amendment to the 2006 Plan and are thus precluded from exercising their voting discretion with respect to the proposal to approve the GEO share issuance, the amendments to the 2006 Plan or the proposal to adjourn the GEO special meeting. Therefore, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote such shares on those matters at the GEO special meeting.

Submission of Proxies

By Mail

A proxy card is enclosed for your use. To submit your proxy by mail, GEO asks that you sign and date the accompanying proxy card and, if you are a shareholder of record, return it to [          ] as soon as possible in the enclosed postage-paid envelope or pursuant to the instructions set out in the proxy card. If you are a beneficial owner, please refer to your proxy card or the information provided to you by your bank, broker, custodian or record holder. When the accompanying proxy is returned properly executed, the shares of GEO common stock represented by it will be voted at the GEO special meeting in accordance with the instructions contained in the proxy.

If proxies are returned properly executed without indication as to how to vote, the GEO common stock represented by each such proxy will be voted as follows: (1) “FOR” the proposal to approve the issuance of shares of GEO common stock in accordance with the terms of the merger agreement; (2) “FOR” the proposal to amend the 2006 Plan; and (3) “FOR” the proposal to adjourn the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.

Your vote is important. Accordingly, please sign, date and return the enclosed proxy card whether or not you plan to attend the GEO special meeting in person.

By Telephone

If you are a shareholder of record, you may also submit your proxy by telephone by dialing the toll-free telephone number on your proxy card and providing the unique control number indicated on the enclosed proxy card. Telephone proxy submission is available 24 hours a day and will be accessible until 11:59 p.m. on          , 2010. Easy-to-follow voice prompts allow you to submit your proxy and confirm that your instructions have been properly recorded. If you are a beneficial owner, please refer to your proxy card or the information provided by your bank, broker, custodian or record holder for information on telephone proxy submission. If you are located outside the United States, Canada and Puerto Rico, see your proxy card or other materials for additional instructions. If you submit your proxy by telephone, you do not need to return your proxy card. If you hold shares through a broker or other custodian, please check the voting form used by that firm to see if it offers telephone proxy submission.

By Internet

If you are a shareholder of record, you may also choose to submit your proxy on the Internet. The website for Internet proxy submission and the unique control number you will be required to provide are on your proxy card. Internet proxy submission is available 24 hours a day, and will be accessible until 11:59 p.m. on          , 2010. If you are a beneficial owner, please refer to your proxy card or the information provided by your bank, broker, custodian or record holder for information on Internet proxy submission. As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded. If you submit your proxy on the Internet, you do not need to return your proxy card. If you hold shares through a broker or other custodian, please check the voting form used by that firm to see if it offers Internet proxy submission.

Voting In Person

If you wish to vote in person at the GEO special meeting, a ballot will be provided at the GEO special meeting. However, if your shares are held in the name of your bank, broker, custodian or other record holder, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Revocation of Proxies

You have the power to revoke your proxy at any time before your proxy is voted at the GEO special meeting. If you grant a proxy in respect of your GEO shares and then attend the GEO special meeting in person, your attendance at the special meeting or at any adjournment or postponement of the special meeting will not automatically revoke your proxy. Your proxy can be revoked in one of four ways:

•	you can send a signed notice of revocation of proxy;

•	you can grant a new, valid proxy bearing a later date (including, if applicable, a proxy by telephone or through the Internet);

•	you can revoke the proxy in accordance with the telephone or Internet proxy submission procedures described in the proxy voting instructions attached to the proxy card; or

•	if you are a holder of record, you can attend the GEO special meeting (or, if the special meeting is adjourned or postponed, attend the adjourned or postponed meeting) and vote in person, which will automatically cancel any proxy previously given, but your attendance alone will not revoke any proxy that you have previously given.

If you choose either of the first two methods to revoke your proxy, you must submit your notice of revocation or new proxy to GEO’s Corporate Secretary so that it is received no later than the beginning of the GEO special meeting or, if the special meeting is adjourned or postponed, before the adjourned or postponed meeting is actually held.

If your shares are held in the name of a broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee. If you need assistance in changing or revoking your proxy, please contact [          ], toll-free at [          ].

Solicitation of Proxies

This solicitation is made on behalf of the GEO board of directors and GEO will pay the costs of soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals. Proxies may be solicited, without extra compensation, by GEO’s officers and employees in person or by mail, telephone, fax or other methods of communication. GEO has engaged [          ] to assist it in the distribution and solicitation of proxies at a fee of $[          ], plus expenses. GEO and Cornell will also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions.

Householding

Under SEC rules, a single set of annual reports and proxy statements may be sent to any household at which two or more GEO shareholders reside if they appear to be members of the same family. Each GEO shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information GEO shareholders receive and reduces mailing and printing expenses for GEO. Brokers with accountholders who are GEO shareholders may be householding GEO’s proxy materials. As indicated in the notice previously provided by these brokers to GEO shareholders, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected GEO shareholder. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. GEO shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

THE CORNELL SPECIAL MEETING

The Cornell board of directors is using this joint proxy statement/prospectus to solicit proxies from Cornell stockholders who hold shares of Cornell common stock on the Cornell record date for use at the Cornell special meeting. Cornell is first mailing this joint proxy statement/prospectus and accompanying form of proxy to Cornell stockholders on or about           , 2010.

Date, Time and Place

The Cornell special meeting will be held on          , 2010 at   a.m. Central time, at          .

Purpose of the Cornell Special Meeting

At the Cornell special meeting, Cornell stockholders will be asked to consider and vote upon the following proposals:

•	to adopt the merger agreement; and

•	to approve an adjournment of the Cornell special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal.

Board Recommendations

The Cornell board of directors has determined that the merger agreement and the merger contemplated thereby are advisable and in the best interests of Cornell and its stockholders. The Cornell board of directors recommends that Cornell stockholders vote:

•	“FOR” the adoption of the merger agreement; and

•	“FOR” the adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal.

Cornell Record Date; Shares Entitled to Vote

Cornell has fixed the close of business on          , 2010 as the record date, which is referred to as the Cornell record date, for determining the Cornell stockholders entitled to receive notice of and to vote at the Cornell special meeting. Only holders of record of Cornell common stock on the Cornell record date are entitled to receive notice of and vote at the Cornell special meeting, and any adjournment or postponement thereof.

Each share of Cornell common stock is entitled to one vote on each matter brought before the meeting. On the Cornell record date, there were approximately           shares of Cornell common stock issued and outstanding, held by           holders of record.

Quorum Requirement

Under Delaware law and the Cornell Bylaws, a quorum of Cornell stockholders at the Cornell special meeting is necessary to transact business. The presence of holders representing a majority of the votes of all outstanding Cornell common stock on the record date entitled to vote at the Cornell special meeting will constitute a quorum for the transaction of business at the Cornell special meeting.

All shares of Cornell common stock represented in person or by proxy at the Cornell special meeting, including abstentions, will be treated as present for purposes of determining the presence or absence of a quorum at the Cornell special meeting.

Stock Ownership of Cornell Directors, Executive Officers and Certain Stockholders

On          , 2010, the Cornell record date, directors and executive officers of Cornell and their respective affiliates, as a group, beneficially owned and were entitled to vote approximately      shares of Cornell common stock. These shares represent approximately     % of the shares of Cornell common stock outstanding on the Cornell record date. Information pertaining to the security ownership of certain beneficial owners and directors and executive officers of Cornell is incorporated by reference to Cornell’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended.

Wynnefield Capital Inc. and North Star Partners, L.P. and affiliated entities of each who entered into a voting agreement with GEO owned approximately 2,747,185 shares of Cornell common stock or 18.4% of Cornell’s outstanding shares of common stock as of the April 15, 2010. Pursuant to the voting agreement, these entities have agreed to vote their shares of Cornell common stock in favor of the adoption and approval of the terms of the merger agreement, the merger and the other transactions contemplated by the merger agreement and any actions required in furtherance thereof and vote against any alternative proposal, action, transaction or agreement that would result in a breach of any covenant, representation, warranty or other obligation or agreement of Cornell set forth in the merger agreement or of a Cornell stockholder set forth in the voting agreement. Accordingly, Cornell expects that all shares of Cornell common stock, as a group, owned by Wynnefield Capital Inc. and North Star Partners, L.P. will be voted in favor of the merger.

Votes Required to Approve Cornell Proposals

Approval of the Cornell proposals to be considered at the Cornell special meeting requires the vote percentages described below. You may vote for or against either or both of the proposals submitted at the Cornell special meeting or you may abstain from voting.

Required Vote for Adoption of Merger Agreement (Proposal 1)

The affirmative vote of holders of shares of Cornell common stock representing a majority of the total number of shares of Cornell common stock issued and outstanding on the record date for the Cornell special meeting is required to adopt the merger agreement. Consequently, an abstention from voting, a failure to vote or a broker non-vote on Proposal 1 will have the effect of a vote “AGAINST” Proposal 1.

Required Vote for Adjournment of the Cornell Special Meeting (Proposal 2)

Approval of an adjournment of the Cornell special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal requires the affirmative vote of holders of shares of Cornell common stock representing a majority of the total number of shares of Cornell common stock present, in person or by proxy at the Cornell special meeting, and entitled to vote on the proposal.

Adoption of the merger agreement by the requisite vote of the Cornell stockholders is required to complete the merger.

Independent inspectors will count the votes on each proposal to be voted upon at the Cornell special meeting.

Please do not send your election form and stock certificates with your proxy card for the special meeting. Your election form and stock certificates are to be submitted separately.

Failure to Vote; Abstentions and Broker Non-Votes

If you are a Cornell stockholder, any of your shares as to which you abstain or which are not voted will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. Any of your shares as to which you abstain or which are present and entitled to vote but not voted will have the same effect as a vote “AGAINST” approving an adjournment of the Cornell special meeting.

Under NYSE rules, brokers who hold shares in street name for customers have the authority to vote on certain “routine” proposals when they have not received instructions from beneficial owners. Under NYSE rules, such brokers are precluded from exercising their voting discretion with respect to the approval and adoption of non-routine matters, such as the adoption of the merger agreement, and are thus precluded from exercising their voting discretion with respect to the proposal to adopt the merger agreement or the proposal to adjourn the Cornell special meeting. Therefore, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote such shares on those matters at the Cornell special meeting.

Submission of Proxies

By Mail

A proxy card is enclosed for your use. To submit your proxy by mail, Cornell asks that you sign and date the accompanying proxy and, if you are a stockholder of record, return it as soon as possible in the enclosed postage-paid envelope or pursuant to the instructions set out in the proxy card. If you are a beneficial owner, please refer to your proxy card or the information provided to you by your bank, broker, custodian or record holder. When the accompanying proxy is returned properly executed, the shares of Cornell common stock represented by it will be voted at the Cornell special meeting in accordance with the instructions contained in the proxy.

If proxies are returned properly executed without indication as to how to vote, the Cornell common stock represented by each such proxy will be voted as follows: (1) “FOR” the proposal to adopt the merger agreement and (2) “FOR” the proposal to adjourn the special meeting, if necessary, to solicit additional proxies in favor of the foregoing proposal.

Your vote is important. Accordingly, please sign, date and return the enclosed proxy card whether or not you plan to attend the Cornell special meeting in person.

By Telephone

If you are a stockholder of record, you may also submit your proxy by telephone by dialing the toll-free telephone number on your proxy card and providing the unique control number indicated on the enclosed proxy card. Telephone proxy submission is available 24 hours a day and will be accessable until 11:59 p.m. Eastern time on          , 2010. Easy-to-follow voice prompts allow you to submit your proxy and confirm that your instructions have been properly recorded. If you are a beneficial owner, please refer to your proxy card or the information provided by your bank, broker, custodian or record holder for information on telephone proxy submission. If you are located outside the United States, Canada and Puerto Rico, see your proxy card or other materials for additional instructions. If you submit your proxy by telephone, you do not need to return your proxy card. If you hold shares through a broker or other custodian, please check the voting form used by that firm to see if it offers telephone proxy submission.

By Internet

If you are a stockholder of record, you may also choose to submit your proxy on the Internet. The website for Internet proxy submission and the unique control number you will be required to provide are on the proxy card. Internet proxy submission is available 24 hours a day and will be accessable until 11:59 p.m. Eastern time on          , 2010. If you are a beneficial owner, please refer to your proxy card or the information provided by your bank, broker, custodian or record holder for information on Internet proxy submission. As with telephone proxy submission, you will be given the opportunity to confirm that your instructions have been properly recorded. If you submit your proxy on the Internet, you do not need to return your proxy card. If you hold shares through a broker or other custodian, please check the voting form used by that firm to see if it offers Internet proxy submission.

Voting In Person

If you wish to vote in person at the Cornell special meeting, a ballot will be provided at the Cornell special meeting. However, if your shares are held in the name of your bank, broker, custodian or other record holder, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Revocation of Proxies

You have the power to revoke your proxy at any time before your shares are voted at the Cornell special meeting. If you grant a proxy in respect of your Cornell shares and then attend the Cornell special meeting in person, your attendance at the special meeting or at any adjournment or postponement of the special meeting will not automatically revoke your proxy. Your proxy can be revoked in one of four ways:

•	you can send a signed notice of revocation of proxy;

•	you can grant a new, valid proxy bearing a later date (including, if applicable, a proxy by telephone or through the Internet);

•	you can revoke the proxy in accordance with the telephone or Internet proxy submission procedures described in the proxy voting instructions attached to the proxy card; or

•	if you are a holder of record, you can attend the Cornell special meeting (or, if the special meeting is adjourned or postponed attend the adjourned or postponed meeting) and vote in person, which will automatically cancel any proxy previously given, but your attendance alone will not revoke any proxy that you have previously given.

If you choose either of the first two methods to revoke your proxy, you must submit your notice of revocation or new proxy to Cornell’s Corporate Secretary so that it is received no later than the beginning of the Cornell special meeting or, if the special meeting is adjourned or postponed, before the adjourned or postponed meeting is actually held. A revocation of a proxy shall also be deemed a revocation of an election with respect to the merger consideration.

If your shares are held in the name of a broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee. If you need assistance in changing or revoking your proxy, please contact [          ] toll-free at [          ].

Solicitation of Proxies

This solicitation is made on behalf of the Cornell board of directors and Cornell will pay the costs of soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals. Proxies may be solicited, without extra compensation, by Cornell’s officers and employees by mail, telephone, fax, personal interviews or other methods of communication. Cornell has engaged [          ] to assist it in the distribution and solicitation of proxies at a fee of $[     ], plus expenses. GEO and Cornell will also

reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions.

Householding

Under SEC rules, a single set of annual reports and proxy statements may be sent to any household at which two or more Cornell stockholders reside if they appear to be members of the same family. Each Cornell stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information Cornell stockholders receive and reduces mailing and printing expenses for Cornell. Brokers with accountholders who are Cornell stockholders may be householding Cornell’s proxy materials. As indicated in the notice previously provided by these brokers to Cornell stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected Cornell stockholder. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Cornell stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

DESCRIPTION OF GEO CAPITAL STOCK

The following summary of the material terms of the capital stock of GEO is not intended to be a complete summary of all the rights and preferences of GEO’s capital stock. GEO and Cornell urge you to read GEO’s Amended and Restated Articles of Incorporation, as amended, Amended and Restated Bylaws and refer to the applicable provisions of Florida law, for a complete description of the rights and preferences of GEO’s capital stock. Copies of GEO’s Amended and Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws will be sent to holders of shares of GEO common stock or Cornell common stock upon request. See “Where You Can Find More Information” beginning on page 111.

Authorized Capital Stock

GEO’s authorized capital stock consists of:

•	90,000,000 shares of common stock, par value $0.01 per share; and

•	30,000,000 shares of preferred stock, par value $0.01 per share, of which 100,000 shares are designated as Series A Junior Participating Preferred Stock.

The only equity securities currently outstanding are shares of common stock. As of April 29, 2010, GEO had 49,227,527 shares of common stock issued and outstanding.

Common Stock

Each holder of GEO common stock is entitled to one vote per share on all matters to be voted upon by GEO shareholders. Upon any liquidation, dissolution or winding up of GEO’s business, the holders of GEO’s common stock are entitled to share equally in all assets available for distribution after payment of all liabilities, subject to the liquidation preference of shares of preferred stock, if any, then outstanding. GEO common stock has no preemptive or conversion rights. All outstanding shares of common stock are duly authorized, validly issued, fully paid and non-assessable and the shares of GEO common stock issuable pursuant to the merger will be duly authorized, validly issued, fully paid and non-assessable. GEO common stock is traded on the on the New York Stock Exchange under the symbol “GEO.”

Preferred Stock

Pursuant to GEO’s Amended and Restated Articles of Incorporation, as amended, its board of directors may, by resolution and without further action or vote by our shareholders, provide for the issuance of up to 30,000,000 shares of preferred stock from time to time in one or more series having such voting powers, and such designations, preferences, and relative, participating, optional, or other special rights and qualifications, limitations, or restrictions thereof, as the board of directors may determine.

The issuance of preferred stock may have the effect of delaying or preventing a change in GEO’s control without further action by its shareholders. The issuance of shares of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of GEO’s common stock.

Rights Agreement and Series A Junior Participating Preferred Stock

Each share of GEO common stock carries with it one preferred share purchase right. If the rights become exercisable, each right entitles the registered holder to purchase from GEO one one-thousandth of a share of Series A Junior Participating Preferred Stock at a fixed price, subject to adjustment. Until a right is exercised, the holder of the right has no right to vote or receive dividends or any other rights as a shareholder as a result of holding the right. The rights trade automatically with shares of GEO common stock, and may only be exercised in connection with certain attempts to take over GEO. The rights are designed to protect the interests of GEO and its shareholders against coercive takeover tactics and encourage potential acquirors to negotiate with GEO’s board of directors before attempting a takeover. The description and terms of the rights are set forth in a rights agreement, dated as of October 9, 2003, as the same may be amended from time to time, between GEO and EquiServe Trust Company, N.A., as rights agent.

Dividends

Subject to preferences that may be applicable to any outstanding preferred stock, the holders of common stock are entitled ratably to receive dividends, if any, declared by GEO’s board of directors out of funds legally available for the payment of dividends. GEO has not paid cash dividends to date and does not expect to pay any cash dividends in the foreseeable future.

Anti-Takeover Protections

Certain Provisions of Florida Law

GEO is subject to several anti-takeover provisions under Florida law that apply to a public corporation organized under Florida law, unless the corporation has elected to opt out of those provisions in its articles of incorporation or bylaws. GEO has not elected to opt out of those provisions. GEO’s common stock is subject to the “affiliated transactions” and “control-share acquisitions” provisions of the Florida Business Corporation Act. These provisions require, subject to certain exceptions, that an “affiliated transaction” be approved by the holders of two-thirds of the voting shares other than those beneficially owned by an “interested shareholder” and that voting rights be conferred on “control shares” acquired in specified control share acquisitions only to the extent conferred by resolution approved by the shareholders, excluding holders of shares defined as “interested shares.” Subject to several exceptions, these provisions have the effect of deterring certain transactions between GEO and its shareholders and certain acquisitions of specified percentages of GEO common stock, that in each case have not been approved by disinterested stockholders.

Preferred Stock

GEO’s board of directors is authorized, without further shareholder action, to divide any or all shares of the authorized preferred stock into series and fix and determine the designations, preferences and relative rights and qualifications, limitations or restrictions thereon of any series so established, including voting powers, dividend rights, liquidation preferences, redemption rights and conversion privileges. The issuance of preferred stock with voting rights or conversion rights may adversely affect the voting power of the common stock, including the loss of voting control to others. The issuance of preferred stock may also have the effect of delaying, deferring or preventing a change in our control without shareholder approval.

Rights Agreement

The rights issued under the rights agreement described above have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire control of GEO without conditioning the offer on the redemption of the rights. The rights should not interfere with any merger or other business combination approved by GEO’s board of directors prior to the time that any such person first becomes an “acquiring person” (as defined in the rights agreement). The rights are designed to provide additional protection against abusive takeover tactics such as offers for all shares at less than full value or at an inappropriate time (in terms of maximizing long-term shareholder value), partial tender offers and selective open-market purchases. The rights are intended to assure that GEO’s board of directors has the ability to protect shareholders and GEO if efforts are made to gain control of GEO in a manner that is not in the best interests of GEO and its shareholders. The rights may, but are not intended to, deter takeover proposals that may be in the interests of GEO’s shareholders.

Transfer Agent

The transfer agent and registrar for GEO’s common stock is Mellon Investor Services.

Stock Exchange Listing; Delisting and Deregistration of Cornell Common Stock

It is a condition to the merger that the shares of GEO common stock issuable in the merger be approved for listing on the NYSE on or before the effective time of the merger, subject to official notice of issuance. GEO common stock will continue to trade under the symbol “GEO.” At the effective time of the merger, shares of Cornell common stock will cease to be listed on the NYSE and will be deregistered under the Exchange Act.

COMPARISON OF STOCKHOLDER RIGHTS

GEO is incorporated under Florida law and Cornell is incorporated under Delaware law. The following table compares the material differences between the current rights of Cornell stockholders under the Cornell restated certificate of incorporation, as amended and the third amended and restated bylaws, which are referred to as the Cornell charter and Cornell bylaws, respectively, and the current rights of GEO shareholders under the GEO amended and restated articles of incorporation, as amended and the amended and restated bylaws, which are referred to as the GEO charter and GEO bylaws, respectively. Copies of the GEO charter, the GEO bylaws, the Cornell charter and the Cornell bylaws will be sent to holders of GEO shareholders or Cornell stockholders upon request. See “Where You Can Find More Information” beginning on page 111. Because this summary does not provide a complete description of these documents and may not contain all the information that is important to you, GEO and Cornell urge you to read each of their charters and bylaws in their entirety.

	Cornell Stockholder Rights	GEO Shareholder Rights

Authorized Capital	The authorized capital stock of Cornell is 40,000,000 shares of capital stock, divided into: 30,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.001 per share.	The authorized capital stock of GEO is set forth under ‘‘Description of GEO Capital Stock — Authorized Capital Stock” beginning on page 90.
Number of Directors	The Cornell bylaws provide that the number of directors shall not be less than three (3) and shall not be more than thirteen (13) and the number of directors shall be fixed by resolutions of the Board of Directors. The Cornell board of directors currently consists of nine (9) directors.	The GEO bylaws provide that the number of directors will not be less than three (3) and will not be more than nineteen (19) and the number of directors shall be fixed by resolution adopted by the affirmative vote of a majority of the board of directors.

Before the merger.  The GEO board of directors currently consists of seven directors.

After the merger. The GEO board of directors will consist of seven directors.
Removal of Directors	Where a corporation does not have a classified board of directors and where the certificate of incorporation does not provide otherwise and where there is no cumulative voting, Delaware law provides that any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote on the election of directors.	Florida law provides that, absent a provision in the articles of incorporation permitting removal of directors only for cause, the directors may be removed with or without cause by the shareholders. The GEO bylaws provide that a GEO director may be removed from office, with or without cause, by a vote of a majority of the shares of stock issued and outstanding and entitled to vote.

	Cornell Stockholder Rights	GEO Shareholder Rights

Vacancies on the Board of Directors	The Cornell charter provides that in the case of a vacancy occurring on the board of directors, including any vacancy created by an increase in the number of directors and vacancies resulting from death, resignation or removal of a director shall be filled by (a) the affirmative vote of at least a majority of the remaining Cornell directors then in office, even if such remaining directors constitute less than a quorum of the board of directors, or (b) the affirmative vote of holders of at least a majority of the then outstanding shares of all classes and series of capital stock of Cornell entitled to vote generally in the election of Cornell directors, considered as one class.	The GEO bylaws provide that in general a vacancy occurring on the board of directors, including any vacancy created by reason of death, resignation, expiration of term of office or increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum, and any director so chosen will hold office until the next annual election and until his or her successor has been duly elected and qualified.
Committees of the Board of Directors	The Cornell bylaws provide that the board may, by resolution passed by a majority of the entire board, designate one or more committees, each committee to consist of one or more of the directors of Cornell.

	The current committees of the Cornell board of directors are the Compensation Committee, the Governance Committee and the Audit Committee.	The GEO bylaws provide that the board of directors may, by resolution, appoint an executive committee to consist of up to five (5) directors. The GEO bylaws also provide that the board of directors may, by resolution adopted by a majority of the board of directors, designate other committees, each such committee to consist of the number of directors as the board of directors of GEO deems appropriate. The current committees of the GEO board of directors are the audit and finance committee, the compensation committee, the corporate planning committee, the executive committee, the independent committee, the legal steering committee, the operations and oversight committee and the nominating and corporate governance committee.

	Cornell Stockholder Rights	GEO Shareholder Rights

Stockholder Quorum	The Cornell bylaws provide that at all meetings of the stockholders, a majority of the capital stock issued and outstanding and entitled to vote present in person or represented by proxy shall constitute a quorum at all meetings of the stockholders for the transaction of business. A stockholder shall be treated as being present at a meeting if such stockholder is (a) present in person at the meeting or (b) represented at the meeting by a valid proxy, whether the proxy card granting such proxy is marked as casting a vote or abstaining or is left blank. A quorum at a meeting of stockholders, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.	The GEO bylaws provide that a majority of the shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at all meetings of shareholders. If at any shareholder meeting there is less than a quorum present, the shareholders present in person or represented by proxy will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum will be present or represented.
Stockholder Action by Written Consent	The Cornell bylaws provide that an action may be taken by written consent of the Cornell stockholders only where it is an action by unanimous written consent.	Under Florida law, unless otherwise provided in the charter, shareholders may take any action required or permitted to be taken at a shareholders’ meeting without a meeting if the action is consented to in writing by shareholders entitled to cast the same number of votes that would be required to take that action at a meeting at which all shareholders were present and voting in person.

The GEO charter provides that every amendment to the charter will be approved by the board of directors, proposed by the board of directors to the shareholders and approved at a shareholder meeting by a majority of the shares entitled to vote, unless all the directors and all the shareholders sign a written statement manifesting their intention that a certain amendment to the charter be made.

The GEO bylaws do not provide that action of the shareholders may be taken by written consent.

Cornell Stockholder Rights	GEO Shareholder Rights

Special Meetings of Stockholders	Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the corporation’s certificate of incorporation or bylaws.

The Cornell bylaws provide that special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board or by any two or more Cornell directors. Special meetings of stockholders may not be called by any other person or persons. The business that may be transacted at a special meeting of stockholders is limited to the business set forth in the notice of such special meeting and, if the notice so provides, such other matters as the person or persons calling the special meeting may bring before the special meeting.	Under Florida law, a special meeting of shareholders may be called by: (1) the board of directors, (2) any person authorized to do so in the corporation’s charter or bylaws or (3) holders of not less than 10% (unless a greater percentage not to exceed 50% is required by the articles of incorporation) of all the votes entitled to be cast on an issue proposed to be considered at the proposed special meeting.

The GEO bylaws provide that special meetings of shareholders may be called at any time by the chairman of the board of directors and will be called by the chairman of the board of directors or the secretary at the request in writing of a majority of the board of directors or of the holders of not less than 10% of all the shares entitled to vote at the meeting. Under Florida law and the GEO bylaws, the written notice of the special meeting must set forth the purpose or purposes for which the meeting is called.

Cornell Stockholder Rights	GEO Shareholder Rights

Stockholder Proposals	The Cornell bylaws provide that a proposal of business to be considered by the stockholders (other than nominations for directors) may be made at an annual meeting of stockholders by any stockholder of the corporation who provides written notice to the Secretary of Cornell that is timely and in the proper form set forth in the bylaws.

To be timely, written notice must be delivered to, mailed to and received by, the Secretary of Cornell not less than 90 days nor more than 120 days prior to the first anniversary of the date of the previous year’s annual meeting of stockholders. However, if no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after, notice must be delivered not more than 120 days prior to such anniversary date and not less than the close of business ten days following the day on which the date of the meeting is first publicly disclosed. The notice must include certain disclosures about the business being proposed and the stockholders making such proposal, including beneficial ownership interests and derivatives.	The GEO bylaws provide that the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders only (i) pursuant to the corporation’s notice of meeting, (ii) by or at the direction of the board of directors or (iii) by any shareholder of record of the corporation who was a shareholder of record at the time notice was delivered to the secretary of GEO and at the time of the meeting, who is entitled to vote at the meeting and who complies with the procedures set forth in the bylaws. The procedures referenced above are the means for shareholders to submit proposals, other than proposals governed by Rule 14a-8 under the rules of the Exchange Act of 1934, as amended.

To be timely written notice of a shareholder proposal must be delivered to the secretary of GEO not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting, unless the date of the annual meeting is changed by more than 30 days from such anniversary date. Such notice must include certain disclosures about the business being proposed and regarding the shareholder making such proposal, including all beneficial ownership interests and rights to vote any shares of any security of GEO.

	Cornell Stockholder Rights	GEO Shareholder Rights

Stockholder Nominations	The Cornell bylaws provide that the nomination of persons for election to the board of directors may be made at an annual meeting of stockholders by any stockholder who provides written notice to the Secretary of Cornell that is both timely and in proper form.

	To be timely, the same notice for stockholder proposals above applies. Such notice must include certain information about the person whom the stockholder proposes to nominate and information about the stockholder as set forth in the bylaws.	The GEO bylaws provide that the nomination of persons for election to the board of directors may be made at an annual meeting of shareholders only by or at the direction of, the nominating and corporate governance committee of the board of directors. The nominating and corporate governance committee will consider proposed nominees whose names are submitted to the committee by shareholders; however, the committee does not have a formal process for that consideration. There are no differences between the considerations and qualifications for director nominees that are recommended by shareholders and director nominees recommended by the nominating and corporate governance committee.
Voting Stock	Cornell common stock is the only outstanding class of Cornell voting securities. Each share of common stock is entitled to one vote on all matters submitted to stockholders.	GEO common stock is the only outstanding class of GEO voting securities and will be the only outstanding class of GEO voting securities upon completion of the merger. Under the GEO bylaws, each share of common stock is entitled to one vote on each matter submitted to a vote at a meeting of shareholders.
Vote Required for Certain Stockholder Actions	Under Delaware law, except as otherwise required by Delaware law and unless the certificate of incorporation or bylaws of the corporation provide otherwise, in all matters other than the election of directors, the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be an act of the stockholders. The Cornell charter and bylaws do not contain any provision altering this default rule.

The Cornell bylaws provide that each director shall be elected by a plurality of the votes cast by the holders of outstanding shares of Cornell capital stock entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.	The GEO bylaws provide that, except for election of directors, each matter properly presented to any meeting of shareholders shall be the act of the shareholders if the affirmative vote of shares of stock represented at the meeting and entitled to vote on the subject matter exceed the votes cast opposing the action, unless a greater number of shares of stock is required by Florida law or by the charter.

The GEO bylaws provide in the election of directors, directors are elected by a plurality of the votes cast by the shares of stock represented and entitled to vote at the meeting, unless the vote of a greater number of shares of stock is required by Florida law or by the charter. The candidates for director receiving the highest number of votes, up to the number of directors to be elected, are elected.

Cornell Stockholder Rights	GEO Shareholder Rights

Amendment of Certificate of Incorporation	Under Delaware law, the Cornell charter may be amended by the adoption of a resolution of the board of directors, setting forth the proposed amendment and either calling a special meeting or directing that the amendment be considered at the next annual meeting followed by the vote of a majority of the outstanding voting stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class.	Under Florida law, the GEO charter may be amended when the board of directors proposes amendments to the charter for submission to the shareholders. For the amendment to be adopted: (1) the board of directors must recommend the amendment to the shareholders (unless the board of directors determines that no recommendation should be made); and (2) the shareholders entitled to vote on the amendment must approve the amendment by a majority of the votes entitled to be cast on the amendment. The corporation must notify each shareholder of the proposed shareholders’ meeting.

The GEO charter provides that every amendment to the GEO charter will be approved by the board of directors, proposed by them to the shareholders, and approved at a shareholders meeting by a majority of the stock entitled to vote thereon, unless all directors and all the shareholders sign a written statement manifesting their intention that a certain amendment of the charter be made.
Amendment of Bylaws	Under Delaware law, the Cornell bylaws may be amended by the stockholders holding at least a majority of the voting power present in person or represented by proxy at a meeting of stockholders and entitled to vote on the matter.

Pursuant to the Cornell charter, an amendment of the bylaw requires an affirmative vote of at least a majority of the total number of directors of the Cornell as so fixed, whether or not there exist any vacancies in previously authorized directorships. The stockholders of Cornell shall also have the power to adopt, amend or repeal the bylaws of Cornell, or adopt new bylaws, at any annual or special meeting by the affirmative vote of holders of at least a majority of the then outstanding voting stock, voting together as a single class.	Under Florida law, the GEO bylaws may be amended or repealed by the GEO board of directors unless: (a) the charter or Florida law reserves the power to amend the bylaws generally or a particular bylaw provision exclusively to the shareholders, or (b) the shareholders, in amending or repealing the bylaws generally or a particular provision, provide expressly that the board of directors may not amend or repeal the bylaws or that bylaw provision.

The GEO Bylaws may be altered, amended or repealed or new bylaws may be adopted, by the affirmative vote of a majority of the board of directors at any regular or special meeting of the board.

Cornell Stockholder Rights	GEO Shareholder Rights

Dividends	Under Delaware law, except as set forth in the certificate of incorporation, directors of a corporation are generally permitted to declare and pay dividends out of surplus (defined as the excess, if any, of net assets over capital) or, if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. However, the directors of a corporation may not pay any dividends out of net profits if the capital of the corporation has been reduced to an amount less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Under the Cornell bylaws, dividends upon the capital stock of the Cornell may be declared by the board at any regular or special meeting thereof, and may be paid in cash, in property or in shares of Cornell capital stock. Before payment of any dividend, there may be set aside out of any funds of Cornell available for dividends such sum or sums as the board, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of Cornell, or for any proper purpose, and the board may modify or abolish any such reserve.	Under Florida law, subject to any restriction in the GEO charter, the board of directors may declare and pay dividends or other distributions to shareholders unless, after giving effect to the distribution: (1) the corporation would not be able to pay its debts as they become due in the usual course of business; or (2) the corporation’s total assets would be less than the sum of its total liabilities plus the amount required to satisfy outstanding liquidation rights superior to the liquidation rights of those receiving the distribution.

Under the GEO charter, subject to the rights of the holders of the preferred stock, the holders of common stock will be entitled to receive when, as and if declared by the board of directors, out of funds legally available, dividends payable in cash, stock or otherwise.

Under the GEO bylaws, and subject to the provisions of the charter, if any, dividends may be declared by the board of directors at any regular or special meeting, in accordance with Florida law. Dividends may be paid in cash, property or in shares of GEO’s capital stock, subject to any provisions of Florida law or of the charter. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation or for such other purposes as the directors will think conducive to the interest of the corporation, an the directors may modify or abolish any such reserve in the manner in which it was created.

GEO has not paid any cash dividends on its common stock for fiscal years 2009 and 2008.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Combined Financial Statements are based on the historical financial statements of GEO and Cornell after giving effect to the proposed merger of the companies, and the assumptions, reclassifications and adjustments described in the accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements. The Unaudited Pro Forma Condensed Combined Balance Sheet as of January 3, 2010 gives effect to the merger of GEO and Cornell as if the merger had occurred on that date. The Unaudited Pro Forma Condensed Combined Statement of Income for the year ended January 3, 2010 gives effect to the merger of GEO and Cornell as if the merger had occurred on December 29, 2008. The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with GEO’s historical consolidated financial statements and accompanying notes in its Annual Report on Form 10-K as of and for the year ended January 3, 2010 and Cornell’s historical consolidated financial statements and accompanying notes in Cornell’s Annual Report on Form 10-K, as amended, as of and for the year ended December 31, 2009.

GEO will account for the merger as a purchase of Cornell by GEO, using the acquisition method of accounting in accordance with accounting principles generally accepted in the United States, or GAAP. GEO and Cornell expect that, upon completion of the merger, Cornell stockholders will receive approximately 23.3% of the outstanding common stock of the combined company in respect of their Cornell shares on a diluted basis and GEO shareholders will retain approximately 76.7% of the outstanding common stock of the combined company on a diluted basis assuming that holders of 20% of the Cornell shares receive the cash consideration. For the purposes of determining the acquirer for accounting purposes, GEO considered relative voting rights, the premium to be paid by GEO to acquire Cornell, the composition of the governing body of the combined entity and the composition of senior management of the combined entity after the merger. Based on the weighting of these factors, GEO has concluded that it is the accounting acquirer.

Under the acquisition method of accounting, as of the effective time of the merger, the assets acquired, including the identifiable intangible assets, and liabilities assumed from Cornell will be recorded at their respective fair values and added to those of GEO. Any excess of the purchase price for the merger over the net fair value of Cornell’s identified assets acquired and liabilities assumed will be recorded as goodwill and any transaction costs and restructuring expenses associated with the merger will be expensed as incurred. The results of operations of Cornell will be combined with the results of operations of GEO beginning at the effective time of the merger. The consolidated financial statements of the combined company will not be restated retroactively to reflect the historical financial position or results of operations of Cornell. Following the merger, and subject to the finalization of the purchase price allocation, the earnings of GEO will reflect the effect of any purchase accounting adjustments, including any increased depreciation and amortization associated with fair value adjustments to the assets acquired and liabilities assumed.

The unaudited pro forma financial data included in this joint proxy statement/prospectus are based on the historical financial statements of GEO and Cornell, and on publicly available information and certain assumptions that GEO believes are reasonable, which are described in the notes to the Unaudited Pro Forma Condensed Combined Financial Statements included in this joint proxy statement/prospectus. GEO has not performed due diligence or detailed valuation analysis necessary to determine the fair market values of Cornell’s assets to be acquired and liabilities to be assumed. For the purposes of the Unaudited Pro Forma Condensed Combined Financial Statements, preliminary allocations of estimated acquisition consideration have been based on the share conversion of 1.3 shares, valued as of the closing price on April 29, 2010, of GEO stock for 80% of the aggregate shares of Cornell common stock and stock awards outstanding as of December 31, 2009 and the cash equivalent for the remaining 20% of the aggregate shares. The preliminary acquisition consideration has been allocated to certain assets and liabilities using management assumptions as further described in the accompanying notes. After the closing of the merger, GEO will complete their valuations of the fair value of the assets acquired and the liabilities assumed and determine the useful lives of the assets acquired.

The Unaudited Pro Forma Condensed Combined Financial Statements are provided for informational purposes only. The pro forma information provided is not necessarily indicative of what the combined company’s financial position and results of operations would have actually been had the merger been completed on the dates used to prepare these pro forma financial statements. The adjustments to fair value and the other estimates reflected in the accompanying Unaudited Pro Forma Condensed Combined Financial Statements may be materially different from those reflected in the combined company’s consolidated financial statements subsequent to the merger. In addition, the Unaudited Pro Forma Condensed Combined Financial Statements do not purport to project the future financial position or results of operations of the merged companies. Reclassifications and adjustments may be required if changes to the combined company’s financial presentation are needed to conform GEO’s and Cornell’s accounting policies.

These Unaudited Pro Forma Condensed Combined Financial Statements do not give effect to any anticipated synergies, operating efficiencies or costs savings that may be associated with the transaction. These financial statements also do not include any integration costs the companies may incur related to the merger as part of combining the operations of the companies. The Unaudited Pro Forma Condensed Combined Financial Statements include an estimate for transaction costs, including change in control payments, which the company expects to be approximately $27 million. Additional costs, not included in the Unaudited Pro Forma Condensed Combined Financial Statements, will likely be incurred for items such as systems integration and conversion, change in control and other employee benefits, lease termination and/ or modification costs, and training costs. While some of these costs of integration will be incurred prior to the effective time of the merger, a substantial portion of the remainder of these costs will be incurred over the year following the merger. In general, these costs will be recorded as expenses when incurred and are non-recurring, and, therefore, are not reflected in the Unaudited Pro Forma Condensed Combined Financial Statements. Due to the preliminary status of the merger integration plan, the amount of integration costs is not yet estimable.

THE GEO GROUP, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
As of January 3, 2010

	Historical
	The GEO	Cornell	Pro
	Group,	Companies,	Forma			Pro Forma
	Inc.	Inc.	Adjustments	Note		Combined
						(Unaudited)
	(In thousands)

ASSETS
Current Assets
Cash and cash equivalents	$33,856	$27,724	$(3,750)	(A	)	$57,830
Restricted cash and other assets	13,313	29,978	—			43,291
Accounts receivable, less allowance for doubtful accounts	200,756	59,496	—			260,252
Deferred income tax asset, net	17,020	9,843	—			26,863
Other current assets	14,689	13,234	—			27,923

Total current assets	279,634	140,275	(3,750)			416,159

Restricted Cash and Other Assets	20,755	27,017	—			47,772
Property and Equipment, Net	998,560	455,523	—			1,454,083
Assets Held for Sale	4,348	—	—			4,348
Direct Finance Lease Receivable	37,162	—	—			37,162
Goodwill	40,090	13,308	159,836	(B	)	199,926
			(13,308)
Intangible Assets, Net	17,579	1,185	62,912	(B	)	80,491
			(1,185)	(B	)
Other Non-Current Assets	49,690	13,257	(2,750)	(C	)	60,197

	$1,447,818	$650,565	$201,755			$2,300,138

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable, accrued expenses and accrued payroll	$157,824	$62,287	$26,585	(D	)	$246,696
Current portion of capital lease obligations, long-term debt and non-recourse debt	19,624	13,413	—			33,037

Total current liabilities	177,448	75,700	26,585			279,733

Deferred Income Tax Liability	7,060	24,455	23,982	(E	)	55,497
Other Non-Current Liabilities	33,142	1,831	—			34,973
Capital Lease Obligations	14,419	14	—			14,433
Long-Term Debt	453,860	181,540	85,301	(F	)	720,701
Non-Recourse Debt	96,791	108,287	—			205,078
Commitments and Contingencies
Shareholders’ Equity
Preferred stock	—	—	—			—
Common stock	516	16	158	(G	)	674
			(16)	(J	)
Additional paid-in capital	351,550	168,852	341,045	(H	)	692,595
			(168,852)	(J	)
Retained earnings	365,927	97,944	(18,970)	(I	)	346,957
			(97,944)	(J	)
Accumulated other comprehensive income	5,496	1,422	(1,422)	(J	)	5,496
Treasury stock, at cost	(58,888)	(11,888)	11,888	(J	)	(58,888)

Total shareholders’ equity attributable to The GEO Group, Inc.	664,601	256,346	65,887			986,834

Noncontrolling interest	497	2,392	—			2,889

Total shareholders’ equity	665,098	258,738	65,887			989,723

	$1,447,818	$650,565	$201,755			$2,300,138

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

THE GEO GROUP, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
For the year ended January 3, 2010

	Historical
	The GEO	Cornell	Pro
	Group,	Companies,	Forma			Pro Forma
	Inc.	Inc.	Adjustments	Note		Combined
						(Unaudited)
	(In thousands, except per share data)

Revenues	$1,141,090	$412,377	$(1,708)	(K	)	$1,551,759
Operating Expenses	897,356	299,731	(1,708)	(K	)	1,195,379
Depreciation and amortization	39,306	18,833	7,852	(L	)	65,991
General and Administrative Expenses	69,240	24,112	—			93,352

Operating Income	135,188	69,701	(7,852)			197,037
Interest Income	4,943	657	—			5,600
Interest Expense	(28,518)	(25,830)	143	(M	)	(54,205)
Loss on Extinguishment of Debt	(6,839)	—	—			(6,839)

Income Before Income Taxes, Equity in Earnings of Affiliates, and Discontinued Operations	104,774	44,528	(7,709)			141,593
Provision for income taxes	41,991	17,955	(2,939)	(N	)	57,007
Equity in Earnings of Affiliates, net of income tax	3,517	—	—			3,517

Income from continuing operations	66,300	26,573	(4,770)			88,103

Less: Earnings attributable to non-controlling interest	—	(1,947)	—			(1,947)
Income from continuing operations attributable to the combined Company	$66,300	$24,626	$(4,770)			$86,156

Weighted Average Common Shares Outstanding:
Basic	50,879	14,881	923	(O	)	66,683
Diluted	51,922	14,986	818	(O	)	67,726
Earnings per Common Share:
Basic:
Income from continuing operations attributable to the combined Company	$1.30	$1.65				$1.29
Diluted:
Income from continuing operations attributable to the combined Company	$1.28	$1.64				$1.27

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Statements.

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Basis of Presentation

The following Unaudited Pro Forma Condensed Combined Financial Statements have been prepared by GEO based on the historical financial statements of GEO and Cornell to illustrate the effects of the proposed merger of the companies. The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with GEO’s historical consolidated financial statements and accompanying notes in its Annual Report on Form 10-K as of and for the year ended January 3, 2010 and Cornell’s historical consolidated financial statements and accompanying notes in Cornell’s Annual Report on Form 10-K, as amended, as of and for the year ended December 31, 2009. The effective date of the merger between GEO and Cornell is assumed to be January 3, 2010 for purposes of preparing the Unaudited Pro Forma Condensed Combined Balance Sheet and December 29, 2008 for purposes of preparing the Unaudited Pro Forma Condensed Combined Statement of Income. The unaudited pro forma financial data included in this Proxy Statement is based on the historical financial statements of GEO and Cornell, and on publicly available information and certain assumptions that GEO believes are reasonable, which are described the notes to the Unaudited Pro Forma Condensed Combined Financial Statements included in this Proxy Statement.

2.	Summary of Business Operations and Significant Accounting Policies

The Unaudited Pro Forma Condensed Combined Financial Statements have been prepared in a manner consistent with the accounting policies adopted by the Company. The accounting policies followed for financial reporting on a pro forma basis are the same as those disclosed in the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 22, 2010 for the fiscal year ended January 3, 2010. The Unaudited Pro Forma Condensed Combined Financial Statements do not assume any differences in accounting policies between GEO and Cornell. Upon consummation of the merger, GEO will review the accounting policies of Cornell to ensure conformity of such accounting policies to those of GEO and, as a result of that review, GEO may identify differences between the accounting policies of the two companies, that when conformed, could have a material impact on the combined financial statements. At this time, GEO is not aware of any difference that would have a material impact on the Unaudited Pro Forma Condensed Combined Financial Statements.

3.	Preliminary Estimated Acquisition Consideration

On April 18, 2010, the Company, GEO Acquisition III, Inc., and Cornell, entered into a definitive merger agreement pursuant to which the Company will acquire Cornell for stock and/or cash at an estimated enterprise value of $685.0 million, including the assumption of $300 million in debt and excluding cash, based on the closing prices of both companies’ stocks on April 16, 2010. GEO is identified as the acquiring company for US GAAP accounting purposes. If the merger is completed, Cornell stockholders will be entitled to receive, at their election, either (i) 1.3 shares of common stock of GEO, par value $.01 per share, for every share of Cornell common stock in the case of Cornell stockholders electing to receive stock consideration or Cornell stockholders who fail to make an election; or (ii) the right to receive cash consideration equal to the greater of (x) the fair market value of one share of GEO common stock plus $6.00 or (y) the fair market value of 1.3 shares of GEO common stock, in the case of Cornell stockholders electing to receive cash. In order to preserve the tax-deferred treatment of the transaction, no more than 20% of the outstanding shares of Cornell common stock may be exchanged for the cash consideration. If cash elections are made with respect to more than 20% of Cornell’s shares, the excess over 20% shall be treated as if a stock election had been made with respect to them and will be exchanged for shares of GEO common stock. Additionally, if cash elections are made such that the aggregate cash consideration would exceed $100.0 million, then GEO may elect, in its sole discretion, to pay such excess amount in shares of GEO common stock or in cash. Based on Cornell’s estimated shares of common stock and equity awards outstanding as of April 29, 2010, the preliminary estimated acquisition consideration would be allocated as indicated in the table below. The share price used to calculate the estimated cash payout was based on the closing price of GEO’s common stock on April 29, 2010 which was $21.59. In addition, the consideration is based on the assumption that 20% of the shares of Cornell

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS — (Continued)

common stock will be exchanged for cash. The estimated shares used in the table below of 15.8 million represent 80% of the 15.2 million shares of Cornell’s common stock that are assumed to be exchanged for the stock consideration at 1.3x exchange ratio.

Preliminary Estimated Acquisition Consideration (in millions):

15.2 million estimated shares of Cornell common stock exchanged for:
Cash	$85.3
15.8 million estimated shares of GEO stock	341.2

$426.5

GEO will record the merger as a purchase of Cornell by GEO, using the acquisition method of accounting in accordance with GAAP. Under the acquisition method of accounting, as of the effective time of the merger, the assets acquired, including the identifiable intangible assets, and liabilities assumed from Cornell will be recorded at their respective fair values. Any excess of the purchase price for the merger over the net fair value of Cornell’s identified assets acquired and liabilities assumed will be recorded as goodwill.

GEO has not performed due diligence or detailed valuation analysis necessary to determine the fair market values of Cornell’s assets to be acquired and liabilities to be assumed. Accordingly, the pro forma financial statements include only a preliminary allocation of the purchase price for certain assets and liabilities based on assumptions and estimates. After the closing of the merger, GEO will complete its valuations of the fair value of the assets acquired and the liabilities assumed and determine the useful lives of the assets acquired. The adjustments to fair value and the other estimates, including amortization expense, reflected in the accompanying Unaudited Pro Forma Condensed Combined Financial Statements may be materially different from those reflected in the combined company’s consolidated financial statements subsequent to the merger. There has been no adjustment reflected for depreciation expense which may change materially once GEO has performed a final valuation analysis.

4.	Reclassifications

Certain reclassifications have been made to GEO’s and Cornell’s historical consolidated financial statements for the purpose of presenting the Unaudited Pro Forma Condensed Combined Financial Statements:

•	Cornell’s Bond fund payment account and other restricted assets, both current and long term portions, have been included with Restricted cash and other assets as applicable, in the accompanying Unaudited Pro Forma Condensed Combined Balance Sheet,

•	Cornell’s other receivables has been classified as Other current assets in the accompanying Unaudited Pro Forma Condensed Combined Balance Sheet,

•	GEO’s accounts payable, accrued expenses and payroll and related taxes have been combined on a single line in the Unaudited Pro Forma Condensed Combined Balance Sheet,

•	Cornell’s capital leases have been reclassified from Long-Term Debt to the financial statement line item on GEO’s historical financial statements for Capital Lease Obligations,

•	Cornell’s 8.47% Bonds due 2016, which represent debt of special purpose entities, have been reclassified to Non-Recourse Debt since these bonds are not guaranteed by Cornell and are non-recourse to Cornell’s consolidated special purpose entity, Municipal Correctional Finance, L.P., and

•	Cornell’s pre-opening and start up expenses have been reclassified in the accompanying Unaudited Pro Forma Condensed Combined Statements of Income as Operating Expenses in order to be comparable to GEO’s historical Statements of Income.

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS — (Continued)

5.	Preliminary Pro Forma and Acquisition Accounting Adjustments

(A) The pro forma cash balance reflects the payment of deferred financing costs estimated at $3.7 million associated with the additional borrowings under GEO’s senior credit facility. Refer to Note (C).

(B) This adjustment reflects the elimination of Cornell’s historical goodwill and intangible assets and the establishment of estimated goodwill and intangible assets resulting from the transaction. GEO has not performed due diligence or a detailed valuation analysis necessary to determine the fair market values of Cornell’s assets to be acquired and liabilities to be assumed. Accordingly, the pro forma financial statements do not include a final allocation of the purchase price. GEO has included an estimate of fair value for certain assets and liabilities, primarily the amortizable intangible assets related to management contracts, based on public information and management’s assumptions. The estimated fair value of the assumed management contracts was calculated by applying a percentage to the excess of the consideration exchanged over Cornell’s net assets. This estimate may be materially different from the fair value established by a complete analysis. Once the fair values of certain of these assets and liabilities have been determined, the amount of goodwill and intangible assets will be allocated accordingly.

(C) Other Non-Current Assets reflects an adjustment for the deferred financing fees of $3.7 million associated with GEO’s repayment of Cornell’s 10 3/4% Senior Notes due 2012 and Cornell’s outstanding borrowings under its Revolver. See Note (F). This increase to deferred costs was offset by the elimination of Cornell’s deferred finance costs of approximately $6.5 million which are not recognized in accordance with the fair value accounting for business combinations.

(D) This adjustment reflects estimated non-recurring transaction expenses, including $7.6 million of automatic change in control payments relative to certain executive employee agreements, are accrued as of the pro forma balance sheet date.

(E) This adjustment reflects deferred income taxes which are associated with preliminary estimated identifiable intangible assets associated with the management contracts. Income tax liabilities were calculated using the effective domestic incremental tax rate of approximately 38%.

(F) The increase to long-term debt reflects the cash payout of $85.3 million (financed from additional borrowings under the accordion feature of GEO’s Senior Credit Facility) in exchange for 20% of the shares of Cornell common stock. The share price used to calculate the estimated cash payout was based on the closing price of GEO’s common stock on April 29, 2010 which was $21.59. In connection with the closing of the merger, GEO is required to repay the balance on Cornell’s Revolver, estimated to be approximately $70 million. In addition, in connection with the merger GEO intends to redeem the 10 3/4% Senior Notes due 2012 for approximately $112.0 million, the face amount of the 10 3/4% Senior Notes. GEO expects to fund these payments with borrowings under its Senior Credit Facility and supplemental borrowings under the $150.0 million of committed financing under the accordion feature of GEO’s Senior Credit Facility.

(G) This pro forma common stock adjustment represents an estimated share issuance of 15.8 million of the Company’s shares of common stock at $0.01 par value in connection with the closing of the merger.

(H) Additional paid-in-capital on a pro forma basis reflects the share conversion of 1.3 shares of GEO’s stock for each share of Cornell common stock exchanged (assuming 80% of the estimated 15.2 million shares of Cornell common stock are exchanged for the stock consideration). The aggregate value of the estimated 15.8 million shares of GEO common stock, using the closing price of the Company’s shares on April 29, 2010, was $341.2 million. Refer to Note 3.

(I) Pro forma retained earnings reflects estimated non recurring transaction expenses of $19.0 million. Transaction costs, which GEO expects to be non-deductible for Federal income tax purposes, include legal, financial advisory, due diligence, and filing fees and other costs necessary to close the transaction. This adjustment

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS — (Continued)

excludes $7.6 million of automatic change in control payments relative to certain executive employee agreements which are reflected in Accounts payable, accrued expenses and accrued payroll. See Note (D).

(J) Reflects an adjustment to eliminate Cornell’s historical equity.

(K) Pro forma revenue and operating expense reflects the elimination of $1.7 million of rental income and rental expense, respectively, related to a facility currently owned by GEO and leased to Cornell.

(L) Pro forma depreciation and amortization reflects an increase of $9.0 million for the estimated amortization of intangible assets, applying an estimated amortizable life of 7 years, partially offset by the reversal of amortization expense recognized by Cornell for the year ended December 31, 2009.

(M) Pro forma interest expense reflects a net decrease in interest expense as a result of anticipated incremental interest savings to GEO after the repayment of Cornell’s debt using proceeds from the Company’s Senior Credit Facility, offset by the following increases in GEO’s interest expense after the closing of the merger (i) the additional borrowings related to the cash payment for 20% of Cornell’s common stock, and (ii) the amortization of $1.7 million of the $3.7 million of financing fees which resulted from the merger as discussed in Note C.

(N) The Provision for income taxes has been adjusted for the impact of the recurring pro forma adjustments using GEO’s domestic incremental tax rate of approximately 38%.

(O) GEO’s basic and diluted earnings per share assumes that the 15.8 million shares of GEO common stock are exchanged for 12.2 million shares of Cornell common stock (assuming 80% of the estimated 15.2 million shares of Cornell common stock are exchanged for the stock consideration). As such, the pro forma basic and diluted shares represents the actual shares plus the shares issued in connection with the acquisition. GEO repurchased 2.8 million shares of its common stock in the thirteen weeks ended April 4, 2010, the effects of which are excluded from the calculation of pro forma basic and diluted earnings per share.

6.	Selected Financial Statement Balances — All-Stock Scenario

The Unaudited Pro Forma Condensed Combined Financial Statements are based on the assumption that 20% of the shares of Cornell common stock will be exchanged for the cash consideration. We refer to this assumption as the cash/stock scenario. The following tables below demonstrate the pro forma impact of the captions that would differ from the Unaudited Pro Forma Condensed Combined Balance Sheet and the Unaudited Pro Forma Condensed Combined Statements of Income in a scenario where no stockholders of Cornell elect to receive the cash consideration and that, accordingly, 100% of the shares of Cornell common stock are exchanged solely for the stock consideration. We refer to this as the all-stock scenario.

	The GEO Group Inc.	Cornell Companies	Pro Forma			The GEO Group Inc.
Selected balance sheet captions:	January 3, 2010	December 31, 2009	Adjustments	Note		Combined
						(Unaudited)

Long-Term Debt	$453,860	$181,540	$—	(i	)	$635,400
Total liabilities	782,720	391,827	50,567	(ii	)	1,225,114
Common stock	516	16	182	(iii	)	714
Additional paid in capital	351,550	168,852	257,454	(iv	)	777,856
Total shareholders’ equity attributable to the GEO Group Inc.	664,601	256,346	151,188			1,072,135
Total shareholders’ equity	$665,098	$258,738	$151,188			$1,075,024

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS — (Continued)

	The GEO Group Inc.	Cornell Companies	Pro Forma			The GEO Group Inc.
Selected income statement captions:	January 3, 2010	December 31, 2009	Adjustments	Note		Combined

Interest Expense	$(28,518)	$(25,830)	$3,921	(v	)	$(50,427)
Income Before Income Taxes, Equity in Earnings of affiliates, and Discontinued Operations	104,774	44,528	(3,931)			145,371
Provision for Income Taxes	41,991	17,955	(1,499)	(vi	)	58,447
Income from Continuing Operations attributable to the combined Company	$66,300	$24,626	$(2,433)			$88,493
Number of shares used to compute EPS:
Basic	50,879	14,881	4,874	(vii	)	70,634
Diluted	51,922	14,986	4,769	(vii	)	71,677
Basic EPS — Income from continuing operations attributable to the combined Company						$1.25
Diluted EPS — Income from continuing operations attributable to the combined Company						$1.23

(i)	In the all-stock scenario, GEO would not need to incur the $85.3 million in Long-Term Debt necessary to pay the cash portion of the merger consideration that would otherwise be payable in the cash/stock scenario.

(ii)	Pro forma Total liabilities in the all-stock scenario would be reduced by $85.3 million as compared to the cash/stock scenario since GEO would not need to incur the $85.3 million in Long-Term Debt necessary to pay the cash portion of the merger consideration that would otherwise be payable in the cash/stock scenario.

(iii)	This adjustment reflects pro forma common stock in the all-stock scenario as a result of the issuance of 19.8 million shares of GEO common stock in exchange for 100% of the outstanding shares of Cornell common stock offset by the elimination of Cornell’s historical equity.

(iv)	Additional paid-in-capital on a pro forma basis in the all-stock scenario reflects the exchange of 1.3 shares of GEO’s common stock for each outstanding share of Cornell common stock (assuming an estimated 15.2 million shares of outstanding Cornell common stock). The aggregate value of the estimated 19.8 million shares of GEO common stock, using the closing price of GEO’s common stock on April 29, 2010, was $426.5 million.

(v)	Pro forma interest expense in the all-stock scenario reflects a decrease in interest expense as compared to the cash/stock scenario as a result of the elimination of $85.3 million in Long-Term Debt that GEO would not need to incur to pay the cash portion of the merger consideration that would otherwise be payable in the cash/stock scenario. This adjustment is partially offset by an increase in interest expense related to the amortization of $1.7 million of deferred financing costs associated with the repayment of Cornell’s 10 3/4% Senior Notes due 2012.

(vi)	This adjustment to the Provision for income taxes in the all-stock scenario reflects the cumulative impact of the recurring pro forma adjustments using GEO’s domestic incremental tax rate of approximately 38%.

(vii)	GEO’s basic and diluted earnings per share assumes that the 19.8 million shares of GEO common stock are exchanged for 15.2 million shares of Cornell common stock (assuming 100% of Cornell’s common stock is exchanged at 1.3x). As such, the pro forma basic and diluted shares represent the actual shares plus the shares issued in connection with the acquisition.

LEGAL MATTERS

Akerman Senterfitt will provide an opinion regarding the validity of the GEO common stock to be issued to Cornell stockholders in the merger. As a condition to consummation of the merger, GEO will have received an opinion from Akerman Senterfitt, and Cornell will have received an opinion from Hogan Lovells US LLP, in each case, dated as of the effective time of the merger, to the effect that, for U.S. federal income tax purposes, the merger will constitute a reorganization within the meaning of Section 368(a) of the Code.

EXPERTS

The consolidated financial statements at January 3, 2010 and December 28, 2008, and for each of the three year periods ended January 3, 2010, have been incorporated by reference into this joint proxy statement/prospectus and in this registration statement from GEO’s Annual Report on Form 10-K filed with the SEC on February 22, 2010, have been incorporated by reference herein, in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, and upon the authority of said firm as experts in accounting and auditing.

The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control over Financial Reporting) incorporated in this joint proxy statement/prospectus by reference to Cornell Companies, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FUTURE STOCKHOLDER PROPOSALS

GEO

GEO will hold its 2010 annual meeting of shareholders on May 5, 2010. GEO shareholders who wish to present proposals for inclusion in the proxy statement relating to GEO’s annual meeting of shareholders to be held in 2011 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, which is referred to as the Exchange Act. To be eligible for inclusion in the proxy statement relating to GEO’s annual meeting in 2011, shareholder proposals must be received by GEO’s Secretary on or before the close of business on November 24, 2010.

If a GEO shareholder intends to present a proposal at GEO’s annual meeting of shareholders to be held in 2011, but does not intend to have it included in GEO’s proxy statement for such meeting, the proposal must be delivered to the Secretary of GEO at GEO’s principal executive offices between February 4, 2011 nor later than March 4, 2011.

Cornell

If the merger is not consummated, Cornell intends to hold an annual meeting of stockholders as soon as practicable in accordance with the requirements of Delaware law and Cornell’s bylaws, as amended. Stockholders interested in presenting a proposal for consideration at any such annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act and Cornell’s bylaws, as amended. Cornell previously set January 8, 2010 as the deadline for submitting proposals for inclusion in Cornell’s proxy statement relating to the 2010 annual meeting of stockholders. Stockholders who intended to present a proposal at the 2010 annual meeting without inclusion of such proposal in the proxy materials were required to notify the Secretary of Cornell in a writing delivered to, or mailed and received at, the principal executive offices of Cornell by March 20, 2010. In the event the 2010 annual meeting is delayed more than 60 days after June 18, 2010, the anniversary date of the 2009 annual meeting, written notice by the stockholder, must be delivered to, or mailed and received by, the Secretary of Cornell at the principal executive offices of Cornell no later than the close of business on the tenth day following the day on which the date of the meeting is publicly disclosed to be considered timely. Such notice must include certain information required pursuant to Cornell’s bylaws and applicable Delaware law. If the merger agreement is adopted by the requisite vote of the Cornell stockholders and the merger is completed, Cornell will become a wholly owned subsidiary of GEO and, consequently, will not hold an annual meeting of its stockholders in 2010 or in subsequent years. Cornell stockholders that receive GEO common stock will be entitled to participate, as stockholders of the combined company, in the 2011 annual meeting of stockholders of the combined company.

WHERE YOU CAN FIND MORE INFORMATION

GEO and Cornell file annual, quarterly and periodic reports, proxy statements and other information with the SEC. You may read and copy any of this information filed at the SEC’s public reference rooms located at:

Public Reference Room
100 F Street, N.E.
Room 1024
Washington, DC 20549

You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. GEO’s and Cornell’s SEC filings are also available at the office of the NYSE.

GEO has filed a registration statement on Form S-4 to register with the SEC the GEO common stock to be issued to Cornell stockholders upon completion of the merger. This joint proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of GEO, in addition to being a proxy statement of GEO and Cornell for their respective special meetings. As allowed by SEC rules, this joint proxy statement/prospectus does not contain all the information you can find in the registration statement or the exhibits to the registration statement.

The SEC allows GEO and Cornell to incorporate by reference information into this joint proxy statement/prospectus, which means that the companies can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is considered part of this joint proxy statement/prospectus, except for any information superseded by information contained directly in this joint proxy statement/prospectus or in later filed documents incorporated by reference into this joint proxy statement/prospectus.

This joint proxy statement/prospectus incorporates by reference the documents listed below that GEO and Cornell have previously filed with the SEC (excluding any current reports on Form 8-K, or portions thereof, to the extent disclosure is furnished and not filed pursuant to Item 2.02 or Item 7.01). These documents contain important business and financial information about GEO and Cornell that is not included in or delivered with this joint proxy statement/prospectus.

GEO SEC Filings
(File No. 001-14260)	Period

Annual Report on Form 10-K	For the year ended January 3, 2010, filed with the SEC on February 22, 2010
Current Reports on Form 8-K	February 5, 2010, February 26, 2010 and April 20, 2010
Proxy Statement on Schedule 14A	Filed on March 24, 2010
The description of GEO common stock set forth in its Registration Statement on Form 8-A	Filed on October 30, 2003, as amended on Form 8-A/A, filed with the SEC on October 30, 2003

Cornell SEC Filings
(File No. 001-14472)	Period

Annual Report on Form 10-K	For the year ended December 31, 2009, filed with the SEC on February 26, 2010, as amended by Amendment No. 1 and Amendment No. 2 on Form 10-K/A filed with the SEC on March 5, 2010 and April 30, 2010, respectively
Current Reports on Form 8-K	February 24, 2010, March 5, 2010, March 26, 2010, April 19, 2010, April 22, 2010 and April 30, 2010
Proxy Statement on Schedule 14A	Filed on April 28, 2009

GEO and Cornell are also incorporating by reference additional documents that they file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this joint proxy statement/prospectus and the later of the date of each of the special meetings or the date on which the offering of shares of GEO common stock is terminated.

GEO supplied all information contained or incorporated by reference into this joint proxy statement/prospectus relating to GEO, and Cornell supplied all such information relating to Cornell.

Documents incorporated by reference are available without charge from GEO and Cornell, as applicable, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference in this joint proxy statement/prospectus. You can obtain documents incorporated by reference into this joint proxy statement/prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses:

The GEO Group, Inc.	Cornell Companies, Inc.

621 NW 53rd Street, Suite 700, Boca Raton, Florida 33487 Attention: Investor Relations Telephone: (866) 301-4436 Website: www.thegeogroupinc.com/	1700 West Loop South, Suite 1500 Houston, Texas 77027 Attention: Investor Relations Telephone: (888) 624-0816 Website: www.cornellcompanies.com/

If you wish to request documents, the applicable company must receive your request by [          ] in order to receive them before the special meetings.

You should rely only on the information contained in or incorporated by reference into this document. Neither GEO nor Cornell has authorized anyone to give any information or make any representation about the merger or the two companies that is different from, or in addition to, that contained in this joint proxy statement/prospectus or in any of the materials that have been incorporated by reference into this joint proxy statement/prospectus. Therefore, if anyone gives you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this joint proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this joint proxy statement/prospectus does not extend to you. The information contained in this joint proxy statement/prospectus speaks only as of the date of this joint proxy statement/prospectus unless the information specifically indicates that another date applies.

Annex A

AGREEMENT AND PLAN OF MERGER

Dated as of April 18, 2010
among
THE GEO GROUP, INC.,
GEO ACQUISITION III, INC.,
and
CORNELL COMPANIES, INC.

A-i

A-ii

Exhibits

Exhibit A	Certificate of Merger
Exhibit B	Form of Surviving Company Certificate of Incorporation
Exhibit C	Form of Surviving Company By-Laws

A-iii

INDEX OF DEFINED TERMS

401(k) Plans	52
Acceptable Confidentiality Agreement	42
Accreditation Requirements	17
Acquisition Proposal	44
Affiliate	64
Agreement	1
Antitrust Approval	54
Antitrust Counsel Only Material	46
Bankruptcy and Equity Exception	13
Book Entry Shares	4
Briefings	46
Burdensome Conditions	47
Business Day	64
CAA	65
CERCLA	65
Certificate	4
Certificate of Merger	2
Chosen Courts	62
Claim	50
Closing	2
Closing Date	2
Code	1
Confidentiality Agreement	48
Contract	14
Credit Facility	65
CWA	65
Data	65
Delay	38
DGCL	1
Effective Time	2
Electing Stockholder	6
Election Deadline	4
Election Form	4
Election Form Record Date	4
Employee Benefit Plan	65
Environmental Claims	65
Environmental Laws	65
Environmental Liabilities	65
ERISA	66
ESPP Right	10
Exchange Act	66
Exchange Agent	6
Exchange Fund	6
Facility	17

A-iv

GAAP	66
Governmental Authority	66
Hazardous Materials	66
HSR Act	66
Insurance Policies	24
IT Systems	66
Joint Proxy Statement/Prospectus	15
Knowledge	66
Laws	17
Letter of Transmittal	6
Liens	11
Mailing Date	4
Material Contracts	20
Material Lease	21
Merger	1
Merger Consideration	3
Merger Sub	1
Cash Election Share	3
Necessary Consents	15
Non-Election Share	3
NYSE	66
Obligated Party	60
OSHA	65
Other Approvals	14
Other Party	60
Parent	1
Parent 2010 10-K	25
Parent Balance Sheet Date	30
Parent Benefit Plan	31
Parent Board Recommendation	28
Parent Common Stock	66
Parent Disclosure Schedules	66
Parent Financial Advisors	33
Parent Material Adverse Effect	66
Parent Options	26
Parent Organizational Documents	26
Parent Pension Plan	32
Parent Preferred Stock	26
Parent Representatives	47
Parent Restricted Stock	26
Parent Rights Agreement	34
Parent SEC Documents	29
Parent Shareholder Approval	29
Parent Shareholders	67
Parent Shareholders Meeting	40

A-v

Parent Stock Option Plans	26
Parent-Related Fees and Expenses	59
Parent’s Savings Plan	52
Per Share Cash Election Consideration	3
Per Share Stock Election Consideration	3
Permits	17
Permitted Liens	67
Person	67
Premium Limit	50
RCRA	65
Registration Statement	15
Release	67
Remedial Action	67
Representatives	41
SEC	14
Securities Act	11
Senior Notes Indenture	68
Share Issuance	28
Special Committee	68
Specified Time	41
Stock Election Exchange Ratio	3
Stock Election Share	3
Subsidiary	68
Superior Proposal	45
Superior Proposal Notice	43
Surviving Company	2
Target	1
Target Acquisition Agreement	42
Target Adverse Recommendation Change	42
Target Balance Sheet Date	16
Target Benefit Plan	18
Target Board Recommendation	14
Target Common Stock	68
Target Disclosure Schedules	68
Target Employees	51
Target Equity Plans	9
Target ESPP	10
Target ESPP-Related Events	10
Target Excluded Shares	3
Target Fairness Opinion	24
Target Financial Advisor	24
Target Leased Real Estate	21
Target Material Adverse Effect	68
Target Option	9
Target Owned Real Estate	22

A-vi

Target Pension Plan	19
Target Preferred Stock	12
Target Real Estate Leases	21
Target Restricted Stock	10
Target SEC Documents	15
Target Stockholder Approval	14
Target Stockholders	69
Target Stockholders Meeting	40
Target Termination Fee	59
Target Voting Agreement	1
Target-Related Fees and Expenses	59
Tax Returns	18
Taxes	18
Transactions	1
Unrestricted Subsidiary	12
Voting Parent Debt	26
Voting Target Debt	12
Warrant	69
Warrants	69

A-vii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER, dated as of April 18, 2010 (this ‘‘Agreement”), is among THE GEO GROUP, INC., a Florida corporation (“Parent”), GEO ACQUISITION III, INC., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and CORNELL COMPANIES, INC., a Delaware corporation (“Target”). Certain terms used in this Agreement are used as defined in Section 8.11.

RECITALS:

WHEREAS, the Boards of Directors of Parent and Merger Sub and the Board of Directors of Target have approved and declared advisable this Agreement and the merger of Merger Sub into Target on the terms and subject to the conditions set forth in this Agreement (the “Merger”);

WHEREAS, the Board of Directors of Target has resolved to recommend to its stockholders adoption of this Agreement;

WHEREAS, as an inducement and a condition to Parent’s willingness to enter into this Agreement, Parent and the Target Stockholders (as hereafter defined) listed on Schedule I hereto have entered into a voting agreement, dated as of the date hereof (the “Target Voting Agreement”), pursuant to which such Target Stockholders have agreed, among other things, to vote the shares of Target Common Stock (as hereafter defined) held by them, in favor of the Merger and the adoption of this Agreement;

WHEREAS, Parent, Merger Sub and Target desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger; and

WHEREAS, for federal income tax purposes, the parties hereto intend that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Code.

AGREEMENT:

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, Parent, Merger Sub and Target hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.1  The Merger.  On the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (“DGCL”), Merger Sub shall be merged with and into Target at the Effective Time. At the Effective Time, the separate existence of Merger Sub shall cease and Target shall continue as the surviving company (the ‘‘Surviving Company”). The Merger, the payment of the Merger Consideration in connection with the Merger and the other transactions contemplated by this Agreement are referred to herein as the ‘‘Transactions.”

Section 1.2  Closing.  The closing of the Merger (the ‘‘Closing”) shall take place at 10:00 a.m. (New York, New York time) on a date to be specified by the parties (the “Closing Date”), which date shall be no later than the second Business Day after the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), at the offices of Akerman Senterfitt, One Southeast Third Avenue, Miami, Florida 33131, unless another time, date or place is agreed to in writing by the parties hereto.

Section 1.3  Effective Time.  Subject to the provisions of this Agreement, as soon as practicable on the Closing Date the Surviving Company shall file with the Secretary of State of the State of Delaware a certificate of merger, in substantially the form attached hereto as Exhibit A, executed in accordance with the relevant provisions of the DGCL (the ‘‘Certificate of Merger”). The Merger shall become effective upon the filing of the Certificate of Merger or at such later time as is agreed to by the parties hereto and specified in the Certificate of Merger (the time at which the Merger becomes effective is herein referred to as the “Effective Time”).

Section 1.4  Effects of the Merger.  The Merger shall have the effects set forth in the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of Target and Merger Sub shall vest in the Surviving Company, and all debts, liabilities and duties of Target and Merger Sub shall become the debts, liabilities and duties of the Surviving Company.

Section 1.5  Organizational Documents of the Surviving Company.  At the Effective Time, and by virtue of the Merger, the certificate of incorporation and bylaws of Target shall be amended and restated to read in their entirety as set forth in Exhibits B and C hereto, respectively, and, as so amended and restated, shall be the certificate and bylaws of the Surviving Company, until thereafter amended as provided therein or by applicable Law.

Section 1.6  Directors and Officers of the Surviving Company.

(a) The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Company immediately following the Effective Time until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The Target shall not be entitled to designate any of the directors of the Surviving Company.

(b) The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Company until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

ARTICLE II

CONVERSION OF SECURITIES

Section 2.1  Conversion of Securities.  At the Effective Time, by virtue of the Merger and without any action on the part of the holders of any securities of Merger Sub, Target or any other Person:

(a) Equity of Merger Sub.  Each issued and outstanding share of common stock of Merger Sub shall be converted into and become one validly issued, fully paid and non-assessable share of common stock, par value $.001 per share, of the Surviving Company.

(b) Cancellation of Treasury Shares and Parent-Owned Shares.  Any shares of Target Common Stock that are owned by Target as treasury stock and any shares of Target Common Stock owned by Parent or Merger Sub (collectively, ‘‘Target Excluded Shares”) shall be automatically canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

(c) Conversion of Common Stock.  Each share of Target Common Stock issued and outstanding immediately prior to the Effective Time (which, for purposes of this Section 2.1 and Section 2.2 (other than Section 2.2(d)), shall include shares of Target Common Stock that a person has elected prior to the Effective Time to purchase or receive pursuant to any Target Option or ESPP Right, but excluding shares to be canceled in accordance with Section 2.1(b)) shall be converted into the right to receive the following consideration (subject to adjustment in accordance with Section 2.1(h) and together with any cash in lieu of fractional shares of Parent Common Stock to be paid pursuant to Section 2.1(g) the “Merger Consideration”):

(i) Each share of Target Common Stock with respect to which an election to receive stock consideration is properly made and not revoked pursuant to Section 2.1(d) (each, a “Stock Election Share”) and each share of Target Common Stock as to which no election is made in accordance with Section 2(d) (each, a “Non-Election Share”) shall be converted into the right to receive 1.30 (the “Stock Election Exchange Ratio”) validly issued, fully paid and non-assessable shares of Parent Common Stock (the “Per Share Stock Election Consideration”).

(ii) Subject to paragraphs (iii) and (iv) below, each share of Target Common Stock with respect to which an election to receive cash is properly made and not revoked pursuant to Section 2.1(d) (each, a “Cash Election Share”) shall be converted into the right to receive an amount of cash (such amount, the “Per Share Cash Election Consideration”) equal to the greater of (x) the “fair market value” (as defined below) of one validly issued, fully paid and non-assessable share of Parent Common Stock plus $6.00 or (y) the fair market value of 1.30 validly issued, fully paid and non-assessable shares of Parent Common Stock.

(iii) Notwithstanding the foregoing, no more than 20% of the shares of Target Common Stock are permitted to be Cash Election Shares. In the event elections are made to treat more than 20% of the shares of Target Common Stock outstanding immediately before the Effective Time as Cash Election Shares, the excess over 20% shall be treated for all purposes hereunder as Stock Election Shares (and not as Cash Election Shares) which shall receive the Per Share Stock Election Consideration, such that only 20% of the shares of Target Common Stock outstanding immediately before the Effective Time are exchanged for the Per Share Cash Election Consideration. In such event, a pro rata portion (rounded up to the nearest whole share) of each holder’s shares of Target Common Stock with respect to which an election was made to treat such shares as Cash Election Shares shall instead be treated as Stock Election Shares such that the reduction in Cash Election Shares is borne pro rata by each holder of Target Common Stock with respect to which such election was made.

(iv) If paragraph (ii) above, after application of paragraph (iii) above, would otherwise result in more than $100,000,000 of cash being paid to holders of Cash Election Shares, then Parent may elect, in its sole and absolute discretion, to reduce the amount of cash paid to each holder of Cash Election Shares pro rata based on the number of Cash Election Shares held so that the total cash paid with respect to all Cash Election Shares is $100,000,000. If the Per Share Cash Election Consideration otherwise payable to any holder is reduced under this paragraph (iv), such holder shall be entitled to receive validly issued, fully paid and non-assessable shares of Parent Common Stock at a fair market value (defined below) equal to the amount of the reduction.

(v) For purposes of this Section 2.1(c), the “fair market value” of Parent Common Stock shall mean the average of the daily closing prices per share of Parent Common Stock for the ten consecutive trading days on which shares of Parent Common Stock are actually traded (as reported on the New York Stock Exchange) ending on the last trading day immediately preceding tenth business day preceding the Closing Date.

(d) Election Procedures.

(i) Not less than thirty (30) days prior to the anticipated Effective Time, an election form and other appropriate and customary transmittal materials (which shall specify that delivery of issued and outstanding Target Common Stock shall be effected, and risk of loss and title to the certificates theretofore representing any such Target Common Stock (each, a ‘‘Certificate”) or non-certificated shares represented by book entry (“Book Entry Shares”) shall pass, only upon proper delivery of such Certificates or Book Entry Shares, respectively, to the Exchange Agent) in such form as Parent shall specify and as shall be reasonably acceptable to Target (the “Election Form”) shall be mailed at such time as Target and Parent may agree (the “Mailing Date”) to each holder of record of shares of Target Common Stock (including to holders of Target Options and ESPP Rights electing prior to the Effective Time to purchase or receive Target Common Stock), determined as of five (5) business days prior to the Mailing Date (the ‘‘Election Form Record Date”).

(ii) Each Election Form shall permit the holder (or the beneficial owner through appropriate and customary documentation and instructions), other than any holder of Target Excluded Shares, to specify (i) the number of shares of such holder’s Target Common Stock (including shares issuable pursuant to any Target Option or ESPP Right) with respect to which such holder elects to receive the Per Share Cash Election Consideration, (ii) the number of shares of such holder’s Target Common Stock with respect to which such holder elects to receive the Per Share Stock Election Consideration, or (iii) that such holder makes no election with respect to such holder’s Target Common Stock. Any Target Common Stock with respect to which the Exchange Agent has not received an effective, properly completed Election Form on or before 5:00 p.m.,

New York time, on the twentieth (20th) day following the Mailing Date (or such other time and date as Target and Parent shall agree) (the “Election Deadline”) shall also be deemed to be Non-Election Shares.

(iii) Parent shall make available one or more Election Forms as may reasonably be requested from time to time by any persons who become holders (or beneficial owners) of Target Common Stock, between the Election Form Record Date and the close of business on the business day prior to the Election Deadline, and Target shall provide to the Exchange Agent all information reasonably necessary for it to perform as specified herein.

(iv) Any election shall have been properly made only if the Exchange Agent shall have received a properly completed Election Form by the Election Deadline. An Election Form shall be deemed properly completed only (i) if, in the case of issued and outstanding shares of Target Common Stock, accompanied by one or more Certificates (or customary affidavits), if applicable, and/or (ii) upon receipt of an “agent’s message” by the Exchange Agent or such other evidence of transfer of Book Entry Shares to the Exchange Agent as the Exchange Agent may reasonably request, collectively representing all shares of Target Common Stock covered by such Election Form, together with duly executed transmittal materials included in the Election Form. Any Election Form may be revoked or changed by the person submitting such Election Form, by written notice received by the Exchange Agent prior to the Election Deadline. In the event an Election Form is revoked prior to the Election Deadline, the shares of Target Common Stock represented by such Election Form shall become Non-Election Shares and, in the case of issued and outstanding shares of Target Common Stock, Parent shall cause the Certificates representing such shares of Target Common Stock or Book-Entry Shares to be promptly returned without charge to the person submitting the Election Form upon written request to that effect from the holder who submitted the Election Form, except to the extent (if any) a subsequent election is properly made with respect to any or all of such shares of Target Common Stock. Subject to the terms of this Agreement and of the Election Form, the Exchange Agent, in consultation with Parent and Target, shall have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Election Forms, and any good faith decisions of the Exchange Agent regarding such matters shall be binding and conclusive. None of Parent, Target or the Exchange Agent shall be under any obligation to notify any person of any defect in an Election Form.

(e) [reserved]

(f) Effect of Conversion.  From and after the Effective Time, all of the Target Common Stock converted into the Merger Consideration pursuant to this Section 2.1, to the extent previously outstanding, shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a Certificate shall thereafter cease to have any rights with respect thereto, except the right to receive the Merger Consideration with respect thereto, in accordance with the applicable provisions of Section 2.2.

(g) Fractional Shares.  No fraction of a share of Parent Common Stock will be issued by virtue of the Merger, but in lieu thereof each former holder of shares of Target Common Stock (including holders of ESPP Rights purchasing or receiving Target Common Stock) who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by such holder) shall, upon surrender of such holder’s Certificate(s) or Book Entry Shares, if applicable, receive from Parent an amount of cash in dollars (rounded to the nearest whole cent), without interest, less the amount of any withholding taxes with respect to such fractional shares as contemplated by Section 2.2(h), which are required to be withheld with respect thereto, equal to the product of (i) such fraction, multiplied by (ii) the closing sale price of one share of Parent Common Stock as quoted on the NYSE for the trading day that is one trading day prior to the Closing Date.

(h) Stock Splits, Stock Dividends, Etc.  The Per Share Stock Election Consideration and the Per Share Cash Election Consideration shall be appropriately adjusted to reflect fully the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Target Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Parent Common Stock or Target Common Stock occurring on or after the date hereof and prior to the Effective Time.

Section 2.2  Exchange of Shares.

(a) Exchange Fund.  Prior to the Effective Time, Parent shall appoint a commercial bank or trust company or such other party as is reasonably satisfactory to Target to act as exchange agent hereunder for the purpose of exchanging Certificates and Book Entry Shares for the Merger Consideration (the ‘‘Exchange Agent”). Concurrently with the Effective Time, Parent shall deposit with the Exchange Agent, in trust for the benefit of holders of shares of Target Common Stock, the number of shares of Parent Common Stock that are issuable pursuant to Section 2.1 and an amount of cash representing the aggregate cash consideration payable pursuant to Section 2.1. Parent shall deposit such shares of Parent Common Stock with the Exchange Agent by delivering to the Exchange Agent certificates representing, or providing to the Exchange Agent an uncertificated book-entry for, such shares. In addition, Parent shall deposit with the Exchange Agent cash sufficient to make payments for the cash consideration pursuant to Section 2.1, payments in lieu of fractional shares pursuant to Section 2.1 and any dividends and other distributions pursuant to Section 2.2(c). Any cash and shares of Parent Common Stock deposited by Parent with the Exchange Agent shall hereinafter be referred to as the “Exchange Fund.”

(b) Promptly after the Effective Time, but in any event within ten (10) Business Days after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record of one or more shares of Target Common Stock (and to any holder of Target Options and ESPP Rights electing prior to the Effective Time to purchase or receive Target Common Stock) as of the Effective Time (other than any holder which has previously and properly surrendered all of its Certificate(s) to the Exchange Agent in accordance with Section 2.1(d) (each, an “Electing Stockholder”)): (i) a letter of transmittal (the ‘‘Letter of Transmittal”), which shall specify that delivery shall be effected, and risk of loss and title to any the shares of Target Common Stock (that are issued and outstanding) shall pass, only upon delivery of the corresponding Certificates (or customary affidavits) to the Exchange Agent or receipt by the Exchange Agent of an “agent’s message” with respect to Book Entry Shares, which letter shall be in customary form and have such other provisions as Parent may reasonably specify, and (ii) instructions for effecting the surrender of such Certificates or Book Entry Shares in exchange for the Merger Consideration. Each holder of shares of Target Common Stock (including any holder of Target Common Stock acquired pursuant to the exercise of any Target Options or pursuant to ESPP Rights prior to the Effective Time) that have been converted into a right to receive the Merger Consideration, upon (i) with respect to any Electing Stockholder, completion of the calculations required by Section 2.1(c) or (ii) with respect to any holder that is not an Electing Stockholder, surrender of a Certificate or Book Entry Shares to the Exchange Agent together with such Letter of Transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, will be entitled to receive in exchange therefor (i) one or more shares of Parent Common Stock which shall be in uncertificated book-entry form unless a physical certificate is requested and which shall represent, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 2.1(c) (after taking into account all shares of Target Common Stock (including shares issuable pursuant to the exercise prior to the Effective Time of any Target Option and ESPP Right then held by such holder) and (ii) a check in the amount equal to any cash that such holder has the right to receive pursuant to this Article II, consisting of the cash consideration pursuant to Section 2.1(c), cash in lieu of any fractional shares of Parent Common Stock to Section 2.1(g) and any dividends and other distributions pursuant to Section 2.2(c). No interest will be paid or will accrue on any cash payable pursuant to Section 2.1(c), Section 2.1(g) or Section 2.2(c).

(c) Distributions With Respect to Unexchanged Shares.  Whenever a dividend or other distribution is declared or made after the date hereof with respect to Parent Common Stock with a record date after the Effective Time, such declaration shall include a dividend or other distribution in respect of all shares of Parent Common Stock issuable pursuant to this Agreement. No dividends or other distributions declared or made after the date hereof with respect to shares of Parent Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered Certificates or Book Entry Shares with respect to the Parent Common Stock represented thereby until the holders of record of such Certificates or such Book Entry Shares shall surrender such Certificates or such Book Entry Shares. Subject to applicable Laws, following surrender of any such Certificates or such Book Entry Shares, the Exchange Agent shall deliver to the record holders thereof, without interest, promptly after such surrender, the number of whole shares of Parent Common Stock issued in exchange therefore, cash payment if any issued in exchange therefor, cash payment in lieu of fractional shares to which such holder is entitled pursuant to

Section 2.1(g), along with any such dividends or other distributions with a record date after the Effective Time and theretofore paid with respect to such whole shares of Parent Common Stock.

(d) Transfer Books; No Further Ownership Rights in Target Common Stock.  The Merger Consideration paid in respect of Target Common Stock upon the surrender for exchange of Certificates in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Target Common Stock previously represented by such Certificates, including any rights to receive declared but unpaid dividends with a record date prior to the Effective Time, and at the Effective Time, the share transfer books of Target shall be closed and thereafter there shall be no further registration of transfers on the share transfer books of the Surviving Company of Target Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, all shares of Target Common Stock shall no longer be outstanding and shall automatically be cancelled, retired and cease to exist, and the holders of Certificates that evidenced ownership of Target Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect thereto, except as otherwise provided for herein or by applicable Law.

(e) Transfers of Ownership.  In the event that a transfer of ownership of shares of Target Common Stock is not registered in the stock transfer books or ledger of Target, or if shares of Parent Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Certificates so surrendered are properly endorsed and otherwise in proper form for surrender and transfer and the Person requesting such payment has paid any transfer or other Taxes required by reason of the issuance of Parent Common Stock in any name other than that of the registered holder of the Certificates surrendered, or established to the reasonable satisfaction of Parent or the Surviving Company that such transfer or other Taxes have been paid or are otherwise not payable.

(f) Termination of Exchange Fund.  Any portion of the Exchange Fund that remains undistributed to the holders of Target Common Stock for six (6) months after the Effective Time shall be delivered to Parent (or its designee), upon demand, and any holder of Target Common Stock who has not theretofore complied with this Article II shall thereafter look only to Parent or the Surviving Company for delivery or payment of the Merger Consideration and any dividends or other distributions payable in respect thereof pursuant to Section 2.2(c).

(g) No Liability.  None of Parent, Merger Sub, Surviving Company or the Exchange Agent shall be liable to any Person in respect of any Merger Consideration from the Exchange Fund delivered to a public official to the extent required by any applicable abandoned property, escheat or similar Law. If any Certificate has not been surrendered immediately prior to the date on which the Merger Consideration in respect of such Certificate would otherwise irrevocably escheat to or become the property of any Governmental Authority, any such Merger Consideration in respect of such Certificate shall, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.

(h) Withholding Rights.  Parent, Surviving Company and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable to any holder of Target Common Stock (including any holder of options or rights issued pursuant to the Target ESPP pursuant to which such holder may acquire Target Common Stock), pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, and the rules and regulations promulgated thereunder, or under any other provision of applicable federal, state, local or foreign tax Law. To the extent that amounts are so withheld and paid over to the appropriate taxing authority by Parent, Surviving Company or the Exchange Agent, as applicable, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to such holders in respect of which such deduction and withholding was made by Parent, Surviving Company or the Exchange Agent.

(i) Lost, Stolen or Destroyed Certificates.  In the event that any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the cash, if any, and shares of Parent Common Stock issuable in respect thereof pursuant to Section 2.1(c), the cash in lieu of fractional shares payable in respect thereof pursuant to Section 2.1(g) and any dividends or distributions payable in respect thereof pursuant to Section 2.2(c); provided, however, that Parent may, in its discretion and as a condition precedent to the issuance thereof, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such reasonable sum as it may reasonably direct as indemnity against any claim that may be made against Parent, the Surviving Company or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

(j) Further Action.  If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes or intent of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Target and Merger Sub, the directors and officers of Target and Merger Sub shall have the authority to take all such lawful and necessary action.

Section 2.3  Target Options, Restricted Stock and Employee Stock Purchase Plan.

(a) As of the Effective Time, without any action on the part of the holders thereof, each option to purchase shares of Target Common Stock (a ‘‘Target Option”) granted under any stock option or other equity incentive plan of Target (collectively, the “Target Equity Plans”) which is outstanding and unexercised immediately following the Effective Time and which does not, by its terms, terminate on the Effective Time, whether vested or unvested shall cease to represent a right to purchase shares of Target Common Stock and shall be assumed by Parent. Each Target Option so assumed by Parent under this Agreement will continue to have, and be subject to, the same terms and conditions set forth in the applicable Target Option (including any applicable stock option agreement or other document evidencing such Target Option) immediately prior to the Effective Time (including any repurchase rights or vesting provisions), except that such Target Options will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Target Common Stock that were issuable upon exercise of such Target Option immediately prior to the Effective Time multiplied by the Stock Election Exchange Ratio, rounded down to the nearest whole number of shares of Parent Common Stock. The per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Target Option will be equal to the quotient determined by dividing the exercise price per share of Target Common Stock at which such Target Option was exercisable immediately prior to the Effective Time by the Stock Election Exchange Ratio, rounded up to the nearest whole cent; provided, that the exercise price and the number of shares of Parent Common Stock subject to such adjusted Target Option shall be determined in a manner consistent with the requirements of Section 409A of the Code. Each assumed Target Option shall be vested immediately following the Effective Time as to the same percentage of the total number of shares subject thereto as it was vested as to immediately prior to the Effective Time, except to the extent such Target Option by its terms in effect prior to the date hereof provides for acceleration of vesting. Notwithstanding anything to the contrary in this Agreement, any Target Stock Option that must be exercised prior to the Effective Time by its own terms or by the terms of the applicable Target Equity Plan but which is not so exercised shall immediately be terminated and cease to exist as of the Effective Time and any holder thereof shall have no further rights in respect thereof. The conversion of Target Options provided for in this Section 2.3(a), with respect to any options which are intended to be “incentive stock options” (as defined in Section 422 of the Code), shall be effected in a manner consistent with Section 424(a) of the Code.

(b) Each share of Target Common Stock that is subject to transfer and/or forfeiture restrictions immediately prior to the Effective Time (collectively, the “Target Restricted Stock”) shall, upon its conversion into the Merger Consideration pursuant to Section 2.1(c) hereof, except to the extent such Restricted Stock becomes fully vested pursuant to the terms of any Target Equity Plan, continue to be subject to the same restrictions. Upon such vesting or the lapsing of such restrictions, Parent shall be entitled to withhold such amounts as may be required to be withheld under the Code and any applicable state or local tax law with respect to such vesting or lapsing of restrictions.

(c) Target shall use its reasonable best efforts to take all actions necessary to provide that the following shall occur, at or immediately prior to the Effective Time (the “Target ESPP-Related Events”): (i) each then outstanding option or right (“ESPP Right”) to acquire Target Common Stock under Target’s Employee Stock Purchase Plan (the “Target ESPP”) shall automatically be exercised or deemed exercised, and (ii) in lieu of the shares of Target Common Stock otherwise issuable upon the exercise of each such option or right, the holder of such option or right shall have the right to elect to receive from Parent, following the Effective Time, either (A) the number of shares of Parent Common Stock or (B) cash, equal to the product of (x) the number of shares of Target Common Stock otherwise issuable upon such exercise or deemed exercise, and (y) either, as applicable (i) the Stock Election Exchange Ratio, or (ii) the Cash Election Exchange Ratio, except to the extent the holder of such option or right shall elect not to exercise the holder’s options and to withdraw the entire balance of the holder’s Target ESPP account prior to the Effective Time pursuant to the terms of the Target ESPP. Target shall use its reasonable best efforts to effectuate the Target ESPP-Related Events. Target shall use its reasonable best efforts to effectuate the Target ESPP-Related Events. Target (i) shall not permit the commencement of any new offering period under the Target ESPP following the date hereof, (ii) shall not permit any optionee or right holder to increase his or her rate of contributions under the Target ESPP following the date hereof, and (iii) shall terminate the Target ESPP as of the Effective Time. The Exchange Agent will administer the foregoing payments of the Parent Common Stock and cash from the Exchange Fund to the applicable Target ESPP participants on, or as soon as practicable following, the Effective Time. Such payments shall be made pursuant to instructions provided by Target and Parent.

(d) At the Effective Time, each Target Option, each Target Restricted Share, and each option or right issued by Target under the Target ESPP, shall cease to represent, or represent the right to purchase or acquire, any Target Common Stock, Target Preferred Stock or any other equity securities of the Target, Merger Sub, the Surviving Company or any of their respective assets due to its conversion into Parent Common Stock or Merger Consideration, as applicable, pursuant to this Section 2.3.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF TARGET

Target represents and warrants to Parent and Merger Sub, except (x) as set forth in the Target Disclosure Schedules or (y) the Target’s Annual Report on Form 10-K for the year ended December 31, 2009 as amended prior to the date hereof (the “Target 2009 10-K”) (it being understood that any matter set forth in the Target 2009 10-K shall be deemed disclosed with respect to any section of this Article III (other than Sections 3.2 and 3.5) to which the matter relates, to the extent the relevance of such matter to such section is reasonably apparent), as follows:

Section 3.1  Organization, Standing and Power.

(a) Target is a corporation, validly existing and in good standing under the Laws of the State of Delaware, and has all corporate power and authority necessary to own or lease all of its properties and assets and to carry on its business as it is now being conducted. Target is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where such failures to be so licensed, qualified or in good standing would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect.

(b) Each Subsidiary of Target is validly existing and in good standing under the laws of the jurisdiction of its organization or formation and in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where such failures to be so licensed, qualified or in good standing would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect. All the outstanding equity interests in each Subsidiary of Target are owned directly or indirectly by Target, in each case free and clear of all liens (including, without limitation, liens imposed by Law, such as, but not limited to, mechanics liens, but excluding any statutory liens for taxes not yet due and payable), pledges, charges, mortgages, encumbrances, conditions or covenants of record, zoning or similar restrictions, conditional sale or other title retention agreements, adverse claims, security interests and transfer restrictions (collectively, ‘‘Liens”), except for Liens in favor of Lender, under the Credit Facility and such transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and other applicable securities laws. Neither Target nor any of its Subsidiaries own, directly or indirectly, any interest or investment (whether equity or debt) in any Person that is not a direct or indirect wholly owned subsidiary of Target. Schedule 3.1(b) sets forth all of the Subsidiaries of Target, and for each Subsidiary of Target, (i) its authorized capital stock, share capital or other equity interests, (ii) the number of issued and outstanding shares of capital stock, share capital or other equity interests, (iii) the holder or holders of such shares, share capital or other equity interests, and (iv) its jurisdiction of incorporation and the other jurisdictions where it is qualified to do business as a foreign corporation.

(c) Target has made available to Parent complete and correct copies of the certificate of incorporation and bylaws or other organizational documents of Target and each Subsidiary thereof. Neither Target nor any of its Subsidiaries is in violation of the provisions of its certificate of incorporation, bylaws or other organizational documents, except where such failures would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect. The Board of Directors of Target has not designated any Subsidiary of Target as an “Unrestricted Subsidiary” pursuant to the Senior Notes Indenture.

Section 3.2  Capitalization.

(a) The authorized capital stock of Target consists of (i) 30,000,000 shares of Target Common Stock, and (ii) 10,000,000 shares of preferred stock, par value $.001 per share (“Target Preferred Stock”). As of the date hereof, (A) 14,937,453 shares of Target Common Stock are issued and outstanding, (B) 1,212,305 shares of Target Common Stock are held in the treasury of Target, (C) no Warrants are issued or outstanding, and (D) no shares of Target Preferred Stock are (i) issued and outstanding or (ii) held in Treasury of the Target. Except as disclosed in the Target 2009 10-K or on Schedule 3.2(a), there are no shares of Target Restricted Stock issued and outstanding. There are not any bonds, debentures, notes or other indebtedness of Target having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Target capital stock may vote (“Voting Target Debt”). Except for the Target Options (which are held of record, as of the date hereof, by the persons and for the respective quantities of Target Common Stock at the respective exercise prices per share set forth on Schedule 3.2(a)), the Target Restricted Stock (which are held of record, as of the date hereof, by the persons, in the respective quantities set forth on Schedule 3.2(a)), the common stock equivalents (which are held of record, as of the date hereof, by the persons, in the respective quantities and subject to the restrictions described as set forth on Schedule 3.2(a)) subject to deferral under Target’s nonqualified deferred compensation plan and options or rights granted under the Target ESPP to acquire Target Common Stock thereunder, as of the date hereof, there are not any options, warrants, rights, convertible or exchangeable securities, “phantom” unit rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Target or any of Target’s Subsidiaries is a party or by which any of them is bound (x) obligating Target or any Subsidiary of Target to issue, deliver or sell, or cause to be issued, delivered or sold, additional capital stock of, or any security convertible or exercisable for or exchangeable into any capital stock of, Target or any Subsidiary of Target or any Voting Target Debt, (y) obligating Target or any Subsidiary of Target to issue, grant, extend or enter into any such option, warrant, call, right, security, unit, commitment, Contract, arrangement or undertaking or (z) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of Target capital stock. Except as set forth on Schedule 3.2(a), as of the date of this Agreement, there are not any outstanding contractual obligations of Target or any Subsidiary of Target to repurchase, redeem or otherwise acquire any capital stock of Target or any Subsidiary of Target.

(b) As of the date hereof, the current offering period under the Target ESPP will terminate on December 31, 2010. During such offering period, the maximum total number of shares of Target Common Stock for which any and all options or other rights under the Target ESPP shall be exercisable (assuming the vesting and exercisability in full of such options and other rights) shall not exceed 50,000 shares of Target Common Stock. The Target has taken or will take all requisite action to prevent the commencement, for so long as this Agreement is in effect, of any offering period under the Target ESPP that begins after the date of this Agreement.

(c) The issued and outstanding shares of Target Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. Such shares of Target Common Stock were not issued in violation of pre-emptive or similar rights or any other agreement or understanding binding on Target. All of the outstanding equity interests of the Subsidiaries of Target have been duly authorized and are validly issued, fully paid (to the extent required under the applicable governing documents) and non-assessable and free of pre-emptive rights (except as set forth to the contrary in the applicable governing documents), and were not issued in violation of pre-emptive or similar rights; and all such equity interests are owned free and clear of all Liens, except for applicable securities laws and restrictions on transfer contained in the applicable governing documents.

(d) Except as set forth on Schedule 3.2(a), there are no voting trusts, proxies or other agreements, commitments or understandings of any character to which the Target or any of its Subsidiaries is a party or by which the Target or any of its Subsidiaries is bound with respect to the voting of any shares of capital stock of the Target or any of its Subsidiaries or the registration of the offer or sale of any shares of capital stock of Target or any of its Subsidiaries under the Securities Act.

Section 3.3  Authority; Noncontravention; Voting Requirements.

(a) Target has all necessary power and authority to execute and deliver this Agreement and, subject to obtaining the Target Stockholders Approval, to perform its obligations hereunder and to consummate the Merger and the other Transactions to be performed or consummated by Target. The execution, delivery and performance by Target of this Agreement, and the consummation by it of the Merger and the other Transactions to be performed or consummated by Target, have been duly authorized and approved by its Board of Directors, and except for obtaining the Target Stockholder Approval, no other corporate action on the part of Target is necessary to authorize the execution, delivery and performance by Target of this Agreement and the consummation by Target of the Merger and the other Transactions to be performed or consummated by Target. This Agreement has been duly executed and delivered by Target and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of Target, enforceable against Target in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b) The Board of Directors of Target, after having received the recommendation of the Special Committee, at a meeting duly called and held, has duly adopted resolutions by a vote of its directors as required under applicable Law, (i) approving and declaring advisable this Agreement, the Merger and the other Transactions to be performed or consummated by Target, (ii) determining that the terms of the Merger and the other Transactions to be performed or consummated by Target are in the best interests of the Target Stockholders, (iii) directing that this Agreement be submitted to the Target Stockholders for a vote at a meeting of such holders and (iv) recommending that Target Stockholders approve and adopt this Agreement and the Merger at such meeting (collectively, the “Target Board Recommendation”).

(c) Neither the execution and delivery of this Agreement by Target nor the consummation by it of the Merger and the other Transactions to be performed or consummated by Target, nor compliance by it with any of the terms or provisions hereof, will (i) conflict with or violate any provision of Target’s certificate of incorporation or bylaws or (ii) assuming that the authorizations, consents and approvals referred to in Section 3.4 and the Target Stockholder Approval are obtained and the filings referred to in Section 3.4 are made, except as would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect and except as set forth on Schedule 3.3(c)(ii), (x) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to Target or any Subsidiary thereof or (y) violate or constitute a default (or an event, condition or circumstance that, with notice or lapse of time or both, would constitute a default) under, or give to others any rights of termination or cancellation of, or accelerate the performance required by or maturity of, or result in the creation of any Liens on any of the assets of Target or any of its Subsidiaries, under any of the terms, conditions or provisions of any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed of trust, lease, contract or other agreement (each, a ‘‘Contract”) or Permit, to which any of the Target and its Subsidiaries is a party, or by which Target or any of its Subsidiaries, or any Target Owned Real Estate or Target Leased Real Estate (as each such term is defined in Section 3.14) are otherwise affected.

(d) Assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 4.15, the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding Target Common Stock for the approval of the adoption of this Agreement (the “Target Stockholder Approval”) is the only vote or approval of the holders of any capital stock of Target or any of its Subsidiaries that is necessary to adopt this Agreement and approve the Transactions contemplated hereby.

(e) Assuming the accuracy of the representations and warranties of Parent and Merger Sub in Section 4.15, Target and its Board of Directors have taken all actions, including approving this Agreement and the Transaction, such that the restrictions on “business combinations” (as defined in Section 203 of the DGCL) do not and will not apply to the Transactions.

Section 3.4  Governmental Approvals.  Except for (a) the filing of a notification and report form under the HSR Act and the termination or expiration of the waiting period under the HSR Act, (b) the filing of any other required applications or notices with any state agencies of competent jurisdiction and approval of such applications and notices (the “Other Approvals”), (c) the filing with the Securities and Exchange Commission (the “SEC”) of a registration statement on Form S-4 (or similar successor form) in connection with the issuance of Parent Common Stock in the Merger (such registration statement, including any amendments or supplements thereto, the “Registration Statement”) and a joint proxy statement relating to the matters to be submitted to the Target Stockholders at the Target Stockholders Meeting and to the Parent Shareholders at the Parent Shareholders Meeting (such proxy statement (including any prospectus of which such proxy statement is a part), and any amendments or supplements thereto, the “Joint Proxy Statement/Prospectus”) and other filings with the SEC under the Securities Act and the Exchange Act, (d) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (e) any consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules of the NYSE, (f) the consents of the Governmental Authorities listed under items 7 and 8 of Schedule 3.3(c)(ii) (the consents, approvals, filings and registration required under or in relation to the foregoing clauses (a) through (f) being referred to as “Necessary Consents”), and (g) such other legally required consents, approvals, filings and registrations the failure of which to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Target Material Adverse Effect, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the execution and delivery of this Agreement by Target and the consummation by Target of the Merger and the other Transactions to be performed or consummated by Target, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect.

Section 3.5  Target SEC Documents; Undisclosed Liabilities.

(a) Since January 1, 2009, Target has filed all reports, schedules, forms and registration, proxy and other statements with the SEC (the “Target SEC Documents”) required to be filed by it pursuant to the federal securities laws and the rules and regulations of the SEC promulgated thereunder. As of their respective effective dates (in the case of Target SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Target SEC Documents), the Target SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such Target SEC Documents, and none of the Target SEC Documents as of such respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The consolidated financial statements of Target included in the Target SEC Documents have been prepared in accordance with GAAP (except, in the case of unaudited interim statements, as stated in the notes thereto) applied on a consistent basis during the periods involved (except as stated in the notes thereto) and fairly present in all material respects the consolidated financial position of Target and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders’ equity for the periods then ended (subject, in the case of unaudited interim statements, to normal recurring year-end adjustments that would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect).

(c) Since January 1, 2007, the Target and its Subsidiaries have timely filed all regulatory reports, schedules, forms and registrations and other documents required to be filed with any Governmental Authority other than the SEC, including state securities administrators. As of their respective filing dates, all such reports, schedules, forms and registrations and other documents complied in all material respects with the requirements of applicable Law with respect to such items, and there is no unresolved violation or exception with respect to any such item alleged by any Governmental Authority, except for such unresolved violations or exceptions as would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect.

(d) Neither Target nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) which, if known, would be required to be reflected or reserved against on a consolidated balance sheet of Target prepared in accordance with GAAP, except liabilities (i) reflected or reserved against on the balance sheet of the Target and its Subsidiaries as of December 31, 2009 (the “Target Balance Sheet Date”) (including the notes thereto) included in the Target SEC Documents, (ii) incurred after the Target Balance Sheet Date in the ordinary course of business consistent with past practice (as to both type and amount), (iii) as expressly contemplated by this Agreement or otherwise in connection with the Merger or (iv) as would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect.

Section 3.6  Absence of Certain Changes.

Except as disclosed in the Target SEC Documents filed with the SEC prior to the date of this Agreement, since the Target Balance Sheet Date, (a) Target and its Subsidiaries have carried on and operated their respective businesses in all material respects in the ordinary course of business consistent with past practice, (b) there have not been any events, changes or occurrences that have had, or would reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect, and (c) neither Target nor any Subsidiary thereof has taken any other action that, if taken after the date of this Agreement, would constitute a breach of any of the covenants set forth in Section 5.1(a) hereof, except for such breaches as would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect. Except as disclosed in the Target SEC Documents filed with the SEC prior to the date of this Agreement, during the period from the Target Balance Sheet Date up to (and including) the date of this Agreement, there has not occurred any sale, lease or other disposition of any Target Owned Real Estate or Target Leased Real Estate.

Section 3.7  Legal Proceedings.

Except as disclosed in the Target SEC Documents filed with the SEC prior to the date of this Agreement, and except as would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect, as of the date hereof, there are no pending (or, to the Knowledge of Target, threatened) legal or administrative proceedings, claims, suits, or actions against Target or any of its Subsidiaries (or to which any of them is a party) or any arbitrations to which Target or any of its Subsidiaries is a party, or any Target Benefit Plan, nor, to the Knowledge of Target, any pending investigations or audits of Target or any of its Subsidiaries, or any Target Benefit Plan, nor any outstanding or unsatisfied injunctions, orders, judgments, awards, rulings or decrees imposed upon Target or any of its Subsidiaries, or any Target Benefit Plan, or, to the Knowledge of Target, otherwise affecting Target’s title to or rights in respect of any Target Owned Real Estate or Target Leased Real Estate, by or before any Governmental Authority.

Section 3.8  Compliance With Laws; Permits.

Target and its Subsidiaries are in compliance with all laws, statutes, ordinances, codes, rules, regulations, decrees, notices, and orders of Governmental Authorities (and all Permits) (collectively, “Laws”) applicable to Target or any of its Subsidiaries and Target Owned Real Estate and Target Leased Real Estate, except for such instances of non-compliance as would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect. No new construction has been commenced at, and no development entitlements been sought for any new construction at, any Target Owned Real Estate or Target Leased Real Estate, which would, upon completion, cause there to be a breach in any material respect of the representation set forth in the foregoing sentence. Target and each of its Subsidiaries hold all licenses, franchises, development entitlements, grants, permits, certificates (including, without limitation, certificates of occupancy), zoning permits, privileges, immunities, orders, registrations, easements, rights and other approvals, orders and authorizations from Governmental Authorities (collectively, “Permits”) necessary for the lawful conduct of their respective businesses, including the current use, occupancy and operation by Target and its Subsidiaries of the Target Owned Real Estate and Target Leased Real Estate, except where such failures to hold the same would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect. All Permits held by Target and its Subsidiaries are valid and in full force and effect, no legal or administrative proceeding, claim, suit, action or investigation is pending or, to the Knowledge of Target, threatened, to suspend, cancel or revoke any such Permit, and Target and its Subsidiaries are in compliance with the terms of all such Permits, except for such instances of non-compliance as would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect. The consummation of the Transactions will not result in the violation of any Permit, except for such violations which would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect. To the extent that any correctional, rehabilitative, educational, detention or other similar facility (each, a “Facility”) operated or otherwise managed by Target or any of its Subsidiaries is required to comply with the requirements for accreditation by and the standards of, the American Correctional Association and the Joint Commission on the Accreditation of Health Organizations (collectively, ‘‘Accreditation Requirements”), such Facility, is, and has at all times been, in compliance with such Accreditation Requirements and all notices, reports, documents and other information required to be filed under any Accreditation Requirements were properly filed in accordance with such Accreditation Requirements, except for such instances of non-compliance or filing failures which would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect.

Section 3.9  Tax Matters.

(a) Except as set forth on Schedule 3.9: (i) each of Target and its Subsidiaries has timely filed, or has caused to be filed on its behalf (taking into account any extension of time within which to file), all Tax Returns (as hereinafter defined) required to be timely filed by it, and all such filed Tax Returns are correct and complete in all material respects, (ii) all Taxes (whether or not shown to be due on such Tax Returns) have been timely paid, (iii) no deficiency with respect to Taxes has been proposed, asserted or assessed against Target or any of its Subsidiaries, which have not been fully paid or adequately reserved, (iv) no audit or other administrative or court proceedings are pending with any Governmental Authority with respect to Taxes of Target or any of its Subsidiaries as to which written notice thereof has been received, (v) there is no currently effective agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes of Target or its Subsidiaries nor has any request been made for any such extension, (vi) all Taxes that Target or any of its Subsidiaries is (or was) required by Law to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable, (vii) no written claim has been made by any taxing authority in a jurisdiction where Target or any of its Subsidiaries does not file tax returns that Target or any of its Subsidiaries is or may be subject to taxation by that jurisdiction, (viii) neither Target nor any of its Subsidiaries has made any payments, is obligated to make any payments, or will become obligated under any contract entered into on or before the Closing Date to make any payments to employees, officers, independent contractors, or directors of Target or any of its Subsidiaries, nor will any benefits accrue or rights vest with respect to such individuals, in each case that are contingent on (A) the Transactions or (B) a termination of such individual’s employment or other service relationship with the Target or any of its Subsidiaries, in connection with the Transactions and (ix) none of Target or any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” as such terms are defined in Section 355 of the Code in a distribution of stock outside of the affiliated group of which Target is the common parent qualifying or intended to qualify for tax-free treatment (in whole or in part) under Section 355(a) or 361 of the Code.

(b) For purposes of this Agreement: (x) “Taxes” shall mean (A) all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, (B) all interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental Authority in connection with any item described in clause (A), and (C) any transferee liability in respect of any items described in clauses (A) and/or (B) payable by reason of Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof of any analogous or similar provision under Law), and (y) “Tax Returns” shall mean any required return, report, claim for refund, estimate, information return or statement or other similar document relating to or required to be filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

Section 3.10  Employee Benefits.

(a) Each Employee Benefit Plan maintained, contributed to or required to be contributed to, or sponsored by, Target or any of its Subsidiaries or with respect to which Target or any of its Subsidiaries has any present or future liability (each, a “Target Benefit Plan”) has been administered in all material respects in accordance with its terms. Target, its Subsidiaries and all Target Benefit Plans are all in compliance with the applicable provisions of ERISA, the Code and all other applicable Laws, except for any instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect. All Target Benefit Plans that are ‘‘employee pension plans” (as defined in Section 3(3) of ERISA) that are intended to be tax qualified under Section 401(a) of the Code (each, a ‘‘Target Pension Plan”) that is maintained, contributed to or required to be contributed to by Target or any of its Subsidiaries has received a favorable determination or opinion letter from the IRS regarding such qualification and to the Knowledge of Target, no event has occurred since the date of the most recent determination or opinion letter or application therefor relating to any such Target Pension Plan that would reasonably be expected to adversely affect the qualification of such Target Pension Plan. All contributions and premiums under or in connection with Target Benefit Plans that are required to have been made as of the date hereof in accordance with the terms of Target Benefit Plans have been made or have been reflected on the most recent consolidated balance sheet filed or incorporated by reference into Target SEC Documents. No Target Pension Plan has an “accumulated funding deficiency” (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived. Neither Target nor its Subsidiaries has incurred any liability under Title IV of ERISA that has not been paid in full prior to the Closing and no Target Benefit Plan is subject to Title IV of ERISA. Neither Target nor any of its Subsidiaries has incurred any current or projected liability in respect of post-employment or post-retirement health, medical or life insurance benefits for current or former employees of Target or any of its Subsidiaries, except as required to avoid an excise tax under Section 4980B of the Code or otherwise except as may be required pursuant to any other applicable law.

(b) Except as set forth on Schedule 3.10(b), no Target Benefit Plan exists that, as a result of the execution of this Agreement, stockholder approval of this Agreement, or the transactions contemplated by this Agreement (whether alone or in connection with any subsequent event(s)), will entitle any employee, consultant or director to (i) severance pay or any increase in severance pay upon any termination of employment after the date of this Agreement or (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable, or result in any other material obligation pursuant to, any of the Target Benefit Plans.

Section 3.11  Labor and Employment Matters.

(a) Except as otherwise would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect, Target and each of its Subsidiaries are, and have been, in compliance with all applicable Laws respecting labor, employment, fair employment practices, terms and conditions of employment, occupational safety and health, civil rights, family and medical leaves and military leaves, and wages and hours.

(b) Neither Target nor any of its Subsidiaries is in material breach under any Contract with a labor union or labor organization. Neither Target nor any of its Subsidiaries is subject to any charge, demand, petition or representation proceeding seeking to compel, require or demand it to bargain with any labor union or labor organization nor is there pending or, to the Knowledge of Target, threatened, any material labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Target or any of its Subsidiaries.

Section 3.12  Material Contracts.  Schedule 3.12 sets forth a list of the following Contracts, whether written or oral, to which Target or any Subsidiary is a party or by which Target or any Subsidiary, or any of their assets is bound, as of the date hereof:

(a) any Contract that restricts the right of the Target or any of its Subsidiaries to engage in any type of business in any material respect; and

(b) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Exchange Act) with respect to Target and its Subsidiaries (the contracts referred to in any of clauses (a) and (b) of this Section 3.12, “Material Contracts”).

All Material Contracts to which Target or any of its Subsidiaries is a party, or by which any of their respective assets are bound, are valid and binding, in full force and effect and enforceable against Target or its Subsidiaries, as the case may be, assuming the other parties thereto are bound thereby, and, to the Knowledge of Target, the other parties thereto, in accordance with their respective terms, subject to the Bankruptcy and Equity Exception. Neither Target nor any of its Subsidiaries (nor, to the Knowledge of Target, any other party to such Contract) is in breach of, or in default under, any Material Contracts nor has violated any provisions of, or committed or failed to perform any acts which, with or without notice, lapse of time or both, would reasonably be excepted to constitute, a breach of, or default under, any Material Contracts, except for such breaches, defaults, violations, commissions or failures to perform as would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect.

Section 3.13  Intellectual Property.  To the Knowledge of Target, Target or its Subsidiaries own or are licensed to use, or otherwise have the right to use, all items of intellectual property which are material to the business of Target and its Subsidiaries as currently conducted, taken as a whole, including, without limitation, trade names, trademarks and service marks, brand names, software, patents, trade secrets, domain names and copyrights. Except as disclosed in the Target SEC Documents filed prior to the date of this Agreement, there are no claims pending or, to the Knowledge of Target, threatened, that Target or its Subsidiaries is in violation of any intellectual property right of any third party that, individually or in the aggregate, would reasonably be expected to have a Target Material Adverse Effect, and, to the Knowledge of Target, no third party is in violation of any intellectual property rights of Target or its Subsidiaries which, individually or in the aggregate, would reasonably be expected to have a Target Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Target Material Adverse Effect, the use by Target or any of its Subsidiaries of its intellectual property and the conduct of its business does not infringe and has not infringed the intellectual property rights of any other Person, nor has it, through such use, misappropriated or improperly used or disclosed any intellectual property of any other Person. Except as would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect (i) the IT Systems of Target and its Subsidiaries are adequate for the operation of businesses of Target and its Subsidiaries in the manner currently conducted and (ii) there has not been any material malfunction with respect to any of the material IT Systems of Target or any of its Subsidiaries since January 1, 2007 that has not been remedied or replaced in all material respects. Except as would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect, (i) the use of the Data by Target or its Subsidiaries does not infringe or violate the rights of any Person or otherwise violate any Law, (ii) Target and its Subsidiaries each has taken reasonable measures to protect the privacy of the Data of its customers and other Persons whose Data it possesses, and (iii) to the Knowledge of Target, since January 1, 2007, there have been no security breaches with respect to the privacy of such Data.

Section 3.14  Title to Properties and Assets.

(a) Target Leased Real Estate.

(i) Each agreement to which any of the Target or its Subsidiaries is a party, whether as lessor or lessee, licensor or licensee, or otherwise (such agreements being collectively referred to herein as the “Target Real Estate Leases”) to lease, license or otherwise use or occupy the real property leased, licensed or otherwise used or occupied (but not owned) by the Target, its Subsidiaries or any of them (each, a “Target Leased Real Estate”), together with all amendments and assignments thereof, with respect to a Facility or the premises located at the address of Target set forth in Section 8.9 or under which the annual expenditures of Target and its Subsidiaries are in excess of $150,000 per annum (each a “Material Lease”) is valid and in full force and effect on the date hereof and Target or its Subsidiaries have performed in all material respects all obligations required to have been performed by them under each such Target Leased Real Property.

(ii) Except as would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect, there are no disputes with respect to any Target Real Estate Leases.

(iii) No event or condition exists that constitutes or, with the giving of notice or passage of time or both, would constitute a default or breach of any Material Lease by Target or any of its Subsidiaries, or, to the Knowledge of Target, any other party thereto, and no notice of default has been received or issued by Target or any of its Subsidiaries with respect to any such Material Lease that has not been waived or cured except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Target Material Adverse Effect.

(iv) Each Material Lease creates a valid, defeasible leasehold interest in the real property that it purports to lease, and is a valid and binding obligation of Target or one of its Subsidiaries and, to the Knowledge of Target, each other party thereto, enforceable against Target or one of its Subsidiaries and, to the Knowledge of Target, each other party thereto, in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(v) Except for Permitted Liens, no Material Lease has been assigned and no portion of any real property subject to such Material Lease has been subleased.

(vi) There are no mortgages or other Liens, other than Permitted Liens, on the leasehold interests in the Target Leased Real Estate that have been granted by Target or its Subsidiaries, whether as a result of a breach by any of Target or its Subsidiaries of any contractual obligation, or otherwise.

(b) Target Owned Real Estate.

(i) Target and its Subsidiaries are the owners of record of, and have good, valid and indefeasible fee simple marketable title to, and only to, the real estate reflected as owned in the Target SEC Documents (“Target Owned Real Estate”), free and clear of any and all Liens other than Permitted Liens.

(ii) There is no pending or, to the Knowledge of the Target, threatened, claim, action or proceeding relating to any of the Target Owned Real Estate, nor any other matter that would adversely affect in any material respect the use, occupancy or value thereof.

(iii) Since the Target Balance Sheet Date, each Facility located at, on or within each parcel of Target Owned Real Estate has been operated and maintained in all material respects in accordance with all Permits and all applicable Laws.

(iv) There are no leases, licenses or other occupancy agreements affecting, and no outstanding purchase options or rights of first refusal or first offer, or other preferential rights to purchase, lease or otherwise use or occupy, and except as set forth on Schedule 3.14(b)(iv), none of Target or its Subsidiaries holds any option to purchase or acquire an interest in, any of the Target Owned Real Estate or any of the improvements located thereon, or any portion thereof or interest therein.

(v) Except as set forth on Schedule 3.14(b)(v), there are no pending applications or proceedings with respect to zoning matters related to any of the Target Owned Real Estate, and there are neither any condemnation or eminent domain proceedings of any kind whatsoever nor any proceedings of any other kind whatsoever, for the taking of the whole or any part of the Target Owned Real Estate for public or quasi-public use pending.

(vi) Except as set forth on Schedule 3.14(b)(vi), all of the Target Owned Real Estate has in all material respects adequate rights of access to dedicated public ways and adequate utility service, and the improvements located thereon are in all material respects in good order and repair and adequate, for the conduct of the business currently carried out thereon.

(vii) Except as set forth on Schedule 3.14(b)(vii), there are no mortgages or other Liens, other than Permitted Liens, on the interests in the Target Owned Real Estate that have been granted by Target or its Subsidiaries, whether as a result of a breach by any of Target or its Subsidiaries of any contractual obligation, or otherwise.

(c) Personal Property.  Except as would not, individually or in the aggregate, reasonably be expected to have a Target Material Adverse Effect, each of Target and its Subsidiaries has good, valid and indefeasible fee title to, or, in the case of leased assets, outright good, valid and indefeasible leasehold interests in, all of its material tangible and intangible assets and properties used or held for use in, or that are necessary to conduct, the respective businesses of Target and its Subsidiaries as currently conducted or proposed by Target as of prior to the Effective Time to be conducted, in each case free and clear of any and all Liens, other than Permitted Liens.

(d) Sufficiency of Assets and Properties.  Except for such deficiencies as would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect, the assets and properties of Target and its Subsidiaries (whether real or personal, tangible or intangible) are in all material respects in good working order, taken as a whole, ordinary wear and tear excepted, properly functioning, and usable for their intended purposes in the ordinary and normal course consistent with past practice.

Section 3.15  Environmental Matters.  Except for those matters that would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect, (a) each of Target and its Subsidiaries is in compliance with Environmental Laws, and has obtained and is in compliance with all necessary Permits that are required under Environmental Laws to operate the facilities, assets and business of the Target and its Subsidiaries, (b) there are no Environmental Claims pending or, to the Knowledge of Target, threatened against Target or any of its Subsidiaries or any real property currently or formerly owned, operated or leased by Target or any of its Subsidiaries or a predecessor in interest of any of the foregoing that are likely to result in Environmental Liabilities and (c) there has been no Release at any of the real property currently or formerly owned, operated or leased by the Target or any of its Subsidiaries or, to the Knowledge of Target, a predecessor in interest of any of the foregoing, or, to the Knowledge of the Target, at any disposal or treatment facility which has received or currently receives Hazardous Materials generated by the Target or any of its Subsidiaries or any predecessor in interest of any of the foregoing. This Section 3.15 constitutes the sole and exclusive representation and warranty of Target regarding environmental or, except as set forth in Section 3.11, occupational health and safety matters, or liabilities or obligations relating thereto, or compliance with Laws relating thereto.

Section 3.16  Information Supplied.  None of the information supplied by or on behalf of Target for inclusion (or incorporation by reference) in the Registration Statement will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied by or on behalf of Target for inclusion (or incorporation by reference) in the Joint Proxy Statement/Prospectus (or any amendment thereof or supplement thereto) will, on the date it is filed and the date it is first mailed to Target Stockholders and Parent Shareholders and at the time of the Target Stockholders Meeting and Parent Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Target will cause the Joint Proxy Statement/Prospectus and all related filings with the SEC to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder applicable thereto as of the dates of such filings or mailings. Notwithstanding the foregoing, no representation is made by Target with respect to statements made or incorporated by reference therein based on information supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

Section 3.17  Opinion of Financial Advisor.  The Board of Directors of Target has received the opinion of Moelis & Company (the “Target Financial Advisor”), dated the date of this Agreement, to the effect that, as of such date, and subject to the various assumptions and qualifications set forth therein, the Merger Consideration to be received by the Target Stockholders pursuant to this Agreement is fair to such stockholders from a financial point of view (the “Target Fairness Opinion”).

Section 3.18  Brokers and Other Advisors.  Except for the Target Financial Advisor, the fees and expenses of which will be paid by Target, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the Merger based upon arrangements made by or on behalf of Target or any of its Subsidiaries. A true, complete and correct copy of Target’s fee arrangements with the Target Financial Advisor in connection with the Merger and the Transactions has been made available to Parent.

Section 3.19  Insurance.  The policies or binders of fire, windstorm, flood, casualty, liability, burglary, fidelity, workers’ compensation, vehicular, health, life and other insurance maintained, owned or held by Target and its Subsidiaries on the date hereof (the “Insurance Policies”) provide such coverage for all of the Target Owned Real Estate and all of the Target Leased Real Estate, including all such coverages and limits of coverage, as is appropriate and customary for the conduct of the Target and its Subsidiaries’ business as currently conducted and, to the Knowledge of Target, are in such amounts and insure Target and its Subsidiaries against such losses and risks as are generally maintained by comparable businesses. All of the Insurance Policies are in full force and effect and are valid, outstanding and enforceable, and all premiums with respect thereto are currently paid and no basis exists for early termination of any of the Insurance Policies on the part of the insurer thereunder, except where such failures to be in effect would not, individually or in the aggregate, reasonably be expected to have a Target Material Adverse Effect. The coverage limits under the Insurance Policies have not been exhausted or materially diminished. None of Target or its Subsidiaries have failed to give any notice or present any claim under any such Insurance Policies in due and timely fashion, and there are no outstanding unpaid claims under any such Insurance Policies. None of the Insurance Policies will terminate or lapse (or be affected in any other materially adverse manner) by reason of any of the Transactions contemplated by this Agreement, except where such terminations and lapses would not reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect. No facts or circumstances exist which would relieve the insurer under any Insurance Policy of its obligation to satisfy in full any valid claim of the Target or its Subsidiaries thereunder. Each of Target and its Subsidiaries has complied with the material provisions of each Insurance Policy under which it is the insured party, except where such failures to comply would not, individually or in the aggregate, reasonably be expected to have a Target Material Adverse Effect. Neither Target nor any of its Subsidiaries have received any notice of cancellation or non-renewal of any Insurance Policy. Since January 1, 2007, none of Target or its Subsidiaries have been refused any insurance (including, without limitation, insurance against loss due to terrorist acts) with respect to its assets, properties or businesses, nor has any coverage been limited by an insurance carrier to which any of Target or its Subsidiaries has applied for any such insurance or with which Target or its Subsidiaries have carried insurance during the last three years. Since January 1, 2004, no insurer under any policy or binder of fire, casualty, liability, burglary, fidelity, workers’ compensation, vehicular, health, life and other insurance maintained, owned or held by Target and its Subsidiaries at any time since such date has cancelled or generally disclaimed liability under such policy or binder or, to Target’s Knowledge, indicated any intent to do so or not to renew any such policy.

Section 3.20  Certain Business Practices.  None of Target, any of its Subsidiaries or, to Target’s Knowledge, any director, officer or employee of Target or any of its Subsidiaries has: (a) used any funds for unlawful contributions, gifts, entertainment or other unlawful payments relating to political activity or (b) made any unlawful payment to any foreign or domestic governmental official or employee or to any foreign or domestic political party or campaign or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

Section 3.21  No Other Representations or Warranties.  Except for the representations and warranties made by Target in this Article III, neither Target nor any Person on behalf of Target is making any representation or warranty with respect to Target or any of its Subsidiaries, or its or their respective business, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to Parent or any of its Affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing.

Section 3.22  No Reliance.  Notwithstanding anything contained in this Agreement to the contrary, Target acknowledges and agrees that (a) none of Parent, Merger Sub or any other Person is making any representations or warranties whatsoever, express or implied, beyond those expressly given by Parent and Merger Sub in Article IV, and (b) Target has neither been induced by, or nor relied upon, any representations, warranties or statements (written or oral), whether express or implied, made by Parent, Merger Sub or any Person, that are not expressly set forth in Article IV. Without limiting the generality of the foregoing, Target acknowledges that no representations or warranties are made by Parent, Merger Sub or any Person, and none shall be implied, with respect to any projections, forecasts, estimates, budgets or prospects that may have been made available to Target or any of their respective Representatives.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub jointly and severally represent and warrant to Target that except (x) as set forth in the Parent Disclosure Schedules or (y) Parent’s Annual Report on Form 10-K for the year ended January 3, 2010 (the ‘‘Parent 2010 10-K”) (it being understood that any matter set forth in the Parent 2010 10-K shall be deemed disclosed with respect to any section of this Article IV (other than Section 4.6) to which the matter relates, to the extent the relevance of such matter to such section is reasonably apparent), as follows:

Section 4.1  Organization, Standing and Power.

(a) Each of Parent and Merger Sub is a corporation, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, and each of Parent and Merger Sub has all requisite power and authority necessary to own or lease all of its properties and assets and to carry on its business as it is now being conducted. Each of Parent and Merger Sub is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where such failures to be so licensed, qualified or in good standing would not reasonably be expected to have a Parent Material Adverse Effect.

(b) Each Subsidiary of Parent is validly existing and in good standing under the laws of the jurisdiction of its organization or formation and in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where such failures to be so licensed, qualified or in good standing would not reasonably be expected to have a Parent Material Adverse Effect. All the outstanding equity interests in each Subsidiary of Parent are owned directly or indirectly by Parent, in each case free and clear of all Liens, except for such transfer restrictions of general applicability as may be provided under the Securities Act, and other applicable securities laws.

(c) Parent has made available to Target true, complete and correct copies of the organizational documents of Parent and Merger Sub, as amended to the date of this Agreement (collectively, the “Parent Organizational Documents”). Neither Parent nor Merger Sub is in violation of the provisions of its articles or certificate of incorporation, as applicable, bylaws or other organizational documents, except where such failures would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect.

Section 4.2  Capitalization.

(a) The authorized capital stock of Parent consists of (i) 90,000,000 shares of Parent Common Stock and (ii) 30,000,000 shares of preferred stock, par value $0.01 per share (“Parent Preferred Stock”). As of the date hereof, (A) 49,227,524 shares of Parent Common Stock are issued and outstanding 383,100 shares of which consist of Parent restricted stock (“Parent Restricted Stock”), (B) 572,644 shares of Parent Common Stock have been reserved for issuance pursuant to stock option and stock incentive plans of the Parent (the “Parent Stock Option Plans”) (such shares, the “Parent Options”), subject to adjustment on the terms set forth in such Parent Stock Option Plans, respectively, (C) 18,842,884 shares of Parent Common Stock are held in the treasury of Parent, and (D) no shares of Parent Preferred Stock are issued and outstanding. There are not any bonds, debentures, notes or other indebtedness of Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Parent capital stock may vote (“Voting Parent Debt”). Except for the Parent Options and Parent Restricted Stock, as of the date hereof, there are not any options, warrants, rights, convertible or exchangeable securities, “phantom” unit rights, stock appreciation rights, stock-based performance units, commitments, Contracts, arrangements or undertakings of any kind to which Parent or any of Parent’s Subsidiaries is a party or by which any of them is bound (x) obligating Parent or any Subsidiary of Parent to issue, deliver or sell, or cause to be issued, delivered or sold, additional capital stock of, or any security convertible or exercisable for or exchangeable into any capital stock of, Parent or any Subsidiary of Parent or any Voting Parent Debt, (y) obligating Parent or any Subsidiary of Parent to issue, grant, extend or enter into any such option, warrant, call, right, security, unit, commitment, Contract, arrangement or undertaking or (z) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of Parent capital stock. As of the date of this Agreement, there are not any outstanding contractual obligations of Parent or any Subsidiary of Parent to repurchase, redeem or otherwise acquire any capital stock of Parent or any Subsidiary of Parent.

(b) The issued and outstanding shares of Parent Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. Such shares of Parent Common Stock were not issued in violation of pre-emptive or similar rights or any other agreement or understanding binding on Parent. The Parent Common Stock to be issued pursuant to or as specifically contemplated by this Agreement will, upon obtaining the Parent Shareholder Approval, and, as of the Effective Time and, if and when issued in accordance with the terms hereof or thereof, be duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights. All of the outstanding equity interests of the Subsidiaries of Parent have been duly authorized and are validly issued, fully paid (to the extent required under the applicable governing documents) and non-assessable and free of pre-emptive rights (except as set forth to the contrary in the applicable governing documents), and were not issued in violation of pre-emptive or similar rights; and all such equity interests are owned free and clear of all Liens, except for applicable securities laws and restrictions on transfer contained in the applicable governing documents.

(c) There are no voting trusts, proxies or other agreements, commitments or understandings of any character to which the Parent or any of its Subsidiaries is a party or by which the Parent or any of its Subsidiaries is bound with respect to the voting of any shares of capital stock of the Parent or any of its Subsidiaries or the registration of the offer or sale of any shares of capital stock of Parent or any of its Subsidiaries under the Securities Act.

Section 4.3  Operations and Ownership of Merger Sub.

(a) Since the date of its formation, Merger Sub has not carried on any business, conducted any operations or incurred any obligations or liabilities other than (i) the execution of this Agreement and the other agreements referred to herein, (ii) the performance of its obligations hereunder and thereunder and (iii) matters ancillary hereto and thereto.

(b) The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $.001 per share, all of which have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Parent free and clear of any Liens, except for applicable securities laws and restrictions on transfer contained in the applicable governing documents (true, complete and correct copies of which have been made available to Target).

Section 4.4  Authority; Noncontravention; Voting Requirements.

(a) Except as set forth in Schedule 4.4(a), each of Parent and Merger Sub has all necessary power and authority to execute and deliver this Agreement and, subject to obtaining the Parent Shareholder Approval and the adoption of this Agreement by Parent as the sole stockholder of Merger Sub (it being understood that Parent hereby adopts this Agreement on its own behalf and in its capacity as the sole stockholder of Merger Sub), to perform its respective obligations hereunder and to consummate the Merger and the other Transactions to be performed or consummated by it. Except as set forth on Schedule 4.4(a), the execution, delivery and performance by each of Parent and Merger Sub of this Agreement, and the consummation by Parent and Merger Sub of the Merger and the other Transactions to be performed or consummated by it, have been duly authorized and approved by the Boards of Directors of each of Parent and Merger Sub and adopted by Parent as the sole equityholder of Merger Sub, and, except for obtaining the Parent Shareholder Approval, no other organizational action on the part of Parent and Merger Sub is necessary to authorize the execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by them of the Merger and the other Transactions to be performed or consummated by Parent and Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery hereof by Target, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(b) The Board of Directors of Parent has, by resolutions duly adopted by unanimous vote at a meeting of all directors duly called and held and not subsequently rescinded or modified in any way prior to the date hereof, (a) determined that the Merger is fair to, and in the best interests of, Parent and its shareholders and declared the Merger to be advisable, (b) approved this Agreement and the transactions contemplated hereby, including the Merger and the payment and issuance of the Merger Consideration, and (c) recommended that the shareholders of Parent approve the issuance of Parent Common Stock in connection with the Merger (the “Share Issuance”) and directed that such matter be submitted to Parent’s shareholders at the Parent Shareholders Meeting (collectively, the “Parent Board Recommendation”).

(c) The Board of Directors of Merger Sub, at a meeting duly called and held (or by unanimous written consent given in accordance with the DGCL) has approved and declared advisable this Agreement and the Merger and the other Transactions to be performed or consummated by Merger Sub.

(d) Neither the execution and delivery of this Agreement by Parent and Merger Sub, nor the consummation by Parent or Merger Sub of the Merger and the other Transactions to be performed or consummated by each, nor compliance by Parent or Merger Sub with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the Parent Organizational Documents, or (ii) assuming that the authorizations, consents and approvals referred to in Section 4.4 and the Parent Stockholder Approval are obtained and the filings referred to in Section 4.4 are made, except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect and except as set forth on Schedule 4.4(a), (x) violate any Law, judgment, writ or injunction of any Governmental Authority applicable to Parent or any of its Subsidiaries, or (y) violate or constitute a default (or an event, condition or circumstance which, with notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of any Contract to which Parent, Merger Sub or any of their respective Subsidiaries is a party.

(e) Except as set forth on Schedule 4.4(a), the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Parent Common Stock for the approval of the Share Issuance (the “Parent Shareholder Approval”) and the adoption of this Agreement by Parent as the sole stockholder of Merger Sub are the only votes or approvals of the holders of any capital stock of Parent or any of its Subsidiaries that is necessary to adopt this Agreement and approve the Transactions contemplated hereby.

Section 4.5  Governmental Approvals.  Except for (a) the Necessary Consents and (b) such other legally required consents, approvals, filings and registrations the failure of which to obtain or make would not reasonably be expected to have a Parent Material Adverse Effect, no consents or approvals of, or filings, declarations or registrations with, any Governmental Authority are necessary for the execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Merger and the other Transactions to be performed or consummated by Parent and Merger Sub, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect.

Section 4.6  Parent SEC Documents; Undisclosed Liabilities.

(a) Since January 1, 2009, Parent has filed all reports, schedules, forms and registration, proxy and other statements with the SEC (the “Parent SEC Documents”) required to be filed by it pursuant to the federal securities laws and the rules and regulations of the SEC promulgated thereunder. As of their respective effective dates (in the case of Parent SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Parent SEC Documents), the Parent SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such Parent SEC Documents, and none of the Parent SEC Documents as of such respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) The consolidated financial statements of Parent included in the Parent SEC Documents have been prepared in accordance with GAAP (except, in the case of unaudited interim statements, as stated in the notes thereto) applied on a consistent basis during the periods involved (except as stated in the notes thereto) and fairly present in all material respects the consolidated financial position of Parent and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations, cash flows and changes in stockholders’ equity for the periods then ended (subject, in the case of unaudited interim statements, to normal recurring year-end adjustments that would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect).

(c) Since January 1, 2007, the Parent and its Subsidiaries have timely filed all regulatory reports, schedules, forms and registrations and other documents required to be filed with any Governmental Authority other than the SEC, including state securities administrators. As of their respective filing dates, all such reports, schedules, forms and registrations and other documents complied in all material respects with the requirements of applicable Law with respect to such items, and there is no unresolved violation or exception with respect to any such item alleged by any Governmental Authority, except for such unresolved violations or exceptions as would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect.

(d) Neither Parent nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) which, if known, would be required to be reflected or reserved against on a consolidated balance sheet of Parent prepared in accordance with GAAP, except liabilities (i) reflected or reserved against on the balance sheet of the Parent and its Subsidiaries as of January 3, 2010 (the “Parent Balance Sheet Date”) (including the notes thereto) included in the Parent SEC Documents, (ii) incurred after the Parent Balance Sheet Date in the ordinary course of business consistent with past practice (as to both type and amount), (iii) as expressly contemplated by this Agreement or otherwise in connection with the Merger or (iv) as would not reasonably be expected to have a Parent Material Adverse Effect.

Section 4.7  Absence of Certain Changes.  Except as disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement, since the Parent Balance Sheet Date, (a) Parent and its Subsidiaries have carried on and operated their respective businesses in all material respects in the ordinary course of business consistent with past practice, (b) there have not been any events, changes or occurrences that have had, or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, and (c) neither Parent nor any Subsidiary thereof has taken any other action that, if taken after the date of this Agreement, would constitute a breach of any of the covenants set forth in Section 5.2 hereof, except for such breaches as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.8  Legal Proceedings.  Except as disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement, except as set forth on Schedule 4.8 and except as would not reasonably be expected to have a Parent Material Adverse Effect, as of the date of this Agreement, there are no pending or, to the Knowledge of Parent, threatened, legal or administrative proceedings, claims, suits, or actions against Parent or any of its Subsidiaries (or to which any of them is a party) or any arbitrations to which Parent or any of its Subsidiaries is a party, nor, to the Knowledge of Parent, any pending investigations or audits of Parent or any of its Subsidiaries, nor any outstanding or unsatisfied injunctions, orders, judgments, awards, rulings or decrees imposed upon Parent or any of its Subsidiaries, by or before any Governmental Authority.

Section 4.9  Compliance With Laws; Permits.

Parent and its Subsidiaries are in compliance with all Laws applicable to Parent or any of its Subsidiaries, except for such instances of non-compliance as would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect. Parent and each of its Subsidiaries hold all Permits necessary for the lawful conduct of their respective businesses, except where such failures to hold the same would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect. All Permits held by Parent and its Subsidiaries are valid and in full force and effect, no legal or administrative proceeding, claim, suit, action or investigation is pending or, to the Knowledge of Parent, threatened, to suspend, cancel or revoke any such Permit, and Parent and its Subsidiaries are in compliance with the terms of all such Permits, except for such instances of non-compliance as would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect. The consummation of the Transactions will not result in the violation of any Permit, except for such violations which would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect.

Section 4.10  Tax Matters.

Except as set forth on Schedule 4.10: (i) each of Parent and its Subsidiaries has timely filed, or has caused to be filed on its behalf (taking into account any extension of time within which to file), all Tax Returns required to be timely filed by it, and all such filed Tax Returns are correct and complete in all material respects, (ii) all Taxes (whether or not shown to be due on such Tax Returns) have been timely paid, (iii) no deficiency with respect to Taxes has been proposed, asserted or assessed against Parent or any of its Subsidiaries, which have not been fully paid or adequately reserved, (iv) no audit or other administrative or court proceedings are pending with any Governmental Authority with respect to Taxes of Parent or any of its Subsidiaries as to which written notice thereof has been received, (v) there is no currently effective agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes of Parent or its Subsidiaries nor has any request been made for any such extension, (vi) all Taxes that Parent or any of its Subsidiaries is (or was) required by Law to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable, (vii) no written claim has been made by any taxing authority in a jurisdiction where Parent or any of its Subsidiaries does not file tax returns that Parent or any of its Subsidiaries is or may be subject to taxation by that jurisdiction, (viii) neither Parent nor any of its Subsidiaries has made any payments, is obligated to make any payments, or will become obligated under any contract entered into on or before the Closing Date to make any payments to employees, officers, independent contractors, or directors of Parent or any of its Subsidiaries, nor will any benefits accrue or rights vest with respect to such individuals, in each case that are contingent on (A) the Transactions or (B) a termination of such individual’s employment or other service relationship with the Target or any of its Subsidiaries, in connection with the Transactions and (ix) none of Parent or any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” as such terms are defined in Section 355 of the Code in a distribution of stock outside of the affiliated group of which Parent is the common parent qualifying or intended to qualify for tax-free treatment (in whole or in part) under Section 355(a) or 361 of the Code.

Section 4.11  Employee Benefits.

(a) Each Employee Benefit Plan maintained, contributed to or required to be contributed to, or sponsored by, Parent or any of its Subsidiaries or with respect to which Parent or any of its Subsidiaries has any present or future liability (each, a “Parent Benefit Plan”) has been administered in all material respects in accordance with its terms. Parent, its Subsidiaries and all Parent Benefit Plans are all in compliance with the applicable provisions of ERISA, the Code and all other applicable Laws, except for any instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. All Parent Benefit Plans that are “employee pension plans” (as defined in Section 3(3) of ERISA) that are intended to be tax qualified under Section 401(a) of the Code (each, a “Parent Pension Plan”) that is maintained, contributed to or required to be contributed to by Parent or any of its Subsidiaries has received a favorable determination or opinion letter from the IRS regarding such qualification and to the Knowledge of Parent, no event has occurred since the date of the most recent determination or opinion letter or application therefor relating to any such Parent Pension Plan that would reasonably be expected to adversely affect the qualification of such Parent Pension Plan. All contributions and premiums under or in connection with Parent Benefit Plans that are required to have been made as of the date hereof in accordance with the terms of Parent Benefit Plans have been made or have been reflected on the most recent consolidated balance sheet filed or incorporated by reference into Parent SEC Documents. No Parent Pension Plan has an “accumulated funding deficiency” (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived. Neither Parent nor its Subsidiaries has incurred any liability under Title IV of ERISA that has not been paid in full prior to the Closing and no Parent Benefit Plan is subject to Title IV of ERISA. Except as set forth on Schedule 4.11(a), neither Parent nor any of its Subsidiaries has incurred any current or projected liability in respect of post-employment or post-retirement health, medical or life insurance benefits for current or former employees of Parent or any of its Subsidiaries, except as required to avoid an excise tax under Section 4980B of the Code or otherwise except as may be required pursuant to any other applicable law.

(b) No Parent Benefit Plan exists that, as a result of the execution of this Agreement, stockholder approval of this Agreement, or the transactions contemplated by this Agreement (whether alone or in connection with any subsequent event(s)), will entitle any employee, consultant or director to (i) severance pay or any increase in severance pay upon any termination of employment after the date of this Agreement or (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable, or result in any other material obligation pursuant to, any of the Parent Benefit Plans.

Section 4.12  Labor and Employment Matters.

(a) Except as set forth on Schedule 4.12(a), and except as otherwise would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and each of its Subsidiaries are, and have been, in compliance with all applicable Laws respecting labor, employment, fair employment practices, terms and conditions of employment, occupational safety and health, civil rights, family and medical leaves and military leaves, and wages and hours.

(b) Neither Parent nor any of its Subsidiaries is in material breach under any Contract with a labor union or labor organization. Neither Parent nor any of its Subsidiaries is subject to any charge, demand, petition or representation proceeding seeking to compel, require or demand it to bargain with any labor union or labor organization nor is there pending or, to the Knowledge of Parent, threatened, any material labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Parent or any of its Subsidiaries.

Section 4.13  Environmental Matters.  Except for those matters that would not reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect, (a) each of Parent and its Subsidiaries is in compliance with Environmental Laws, and has obtained and is in compliance with all necessary Permits that are required under Environmental Laws to operate the facilities, assets and business of the Parent and its Subsidiaries, (b) there are no Environmental Claims pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries or any real property currently or formerly owned, operated or leased by Parent or any of its Subsidiaries or a predecessor in interest of any of the foregoing that are likely to result in Environmental Liabilities and (c) there has been no Release at any of the real property currently or formerly owned, operated or leased by the Parent or any of its Subsidiaries or a predecessor in interest of any of the foregoing, or, to the Knowledge of the Parent, at any disposal or treatment facility which has received or currently receives Hazardous Materials generated by the Parent or any of its Subsidiaries or any predecessor in interest of any of the foregoing. This Section 4.13 constitutes the sole and exclusive representation and warranty of Parent regarding environmental or, except as set forth in Section 4.12, occupational health and safety matters, or liabilities or obligations relating thereto, or compliance with Laws relating thereto.

Section 4.14  Sufficiency of Funds.  At the Effective Time, Parent will have the funds necessary to consummate the Merger and to pay all fees and expenses incurred by Parent, Merger Sub and Target in connection with this Agreement and the Merger.

Section 4.15  Stock Ownership.  As of the date hereof, none of Parent, Merger Sub or any of their “affiliates” or “associates” (as defined in Section 203 of the DGCL) beneficially own any Target Common Stock. Neither Parent nor Merger Sub, nor any of their “affiliates” or “associates” (as defined in Section 203 of the DGCL) has been an “interested stockholder” of the Target at any time within three (3) years prior to the date of this Agreement, as those terms are used in Section 203 of the DGCL.

Section 4.16  Information Supplied.  None of the information supplied or to be supplied by or on behalf of Parent for inclusion (or incorporation by reference) in the Registration Statement or the Joint Proxy Statement/Prospectus (or any amendment thereof or supplement thereto) will, on the date it is filed and the date it is first mailed to Target Stockholders and Parent Shareholders and at the time of the Target Stockholders Meeting and the Parent Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Parent will cause the Registration Statement and the Joint Proxy Statement/Prospectus and all related filings with the SEC to comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations thereunder applicable thereto as of the dates of such filings or mailings. Notwithstanding the foregoing, no representation is made by Parent with respect to statements made or incorporated by reference therein based on information supplied by Target for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.

Section 4.17  Opinion of Financial Advisor.  The Board of Directors of Parent has received the separate opinions of Barclays Capital, Inc. and of Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Parent Financial Advisors”), to the effect that, as of the date of such opinions and subject to the various assumptions and qualifications set forth therein, the consideration to be paid by Parent pursuant to this Agreement is fair to Parent from a financial point of view.

Section 4.18  Brokers and Other Advisors.  Except for the Parent Financial Advisors, the fees and expenses of which will be paid by Parent, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the Merger based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.

Section 4.19  No Other Representations or Warranties.  Except for the representations and warranties made by Parent and Merger Sub in this Article IV, none of Parent, Merger Sub or any Person on behalf of Parent or Merger Sub is making any representation or warranty with respect to Parent, Merger Sub, or any of their Subsidiaries, or its or their respective business, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to Target or any of its Affiliates or Representatives of any documentation, forecasts or other information with respect to any one or more of the foregoing.

Section 4.20  No Reliance.  Notwithstanding anything contained in this Agreement to the contrary, each of Parent and Merger Sub acknowledges and agrees that (a) neither Target, its Subsidiaries nor any other Person is making any representations or warranties whatsoever, express or implied, beyond those expressly given by Target in Article III, and (b) none of Parent or Merger Sub has been induced by, or relied upon, any representations, warranties or statements (written or oral), whether express or implied, made by Target, its Subsidiaries or any other Person, that are not expressly set forth in Article III. Without limiting the generality of the foregoing, each of Parent and Merger Sub acknowledges that no representations or warranties are made by Target or any Person, and none shall be implied, with respect to any projections, forecasts, estimates, budgets or prospects that may have been made available to Parent, Merger Sub or any of their respective Representatives.

Section 4.21  Rights Agreement.  Parent has taken all actions necessary to (i) render its Rights Agreement entered into with Equiserve Trust Company, N.A. dated as of October 9, 2003 (the “Parent Rights Agreement”) inapplicable to this Agreement, the Merger and the other transactions contemplated by this Agreement, and (ii) ensure that (x) none of Target or any other Subsidiary of Target is an Acquiring Person (as defined in the Parent Rights Agreement) pursuant to the Parent Rights Agreement, (y) a Distribution Date (as such term is defined in the Parent Rights Agreement) does not occur and (z) the Rights (as defined in the Parent Rights Agreement) to purchase one one-thousandth (subject to adjustment) of a share of Preferred Stock (as such term is defined in the Parent Rights Agreement) issued under the Parent Rights Agreement do not become exercisable, in the case of clauses (x), (y) and (z), solely by reason of the execution of this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement.

ARTICLE V

ADDITIONAL COVENANTS AND AGREEMENTS

Section 5.1  Conduct of Business by Target.

(a) From the date of this Agreement to the Effective Time, Target shall, except as set forth on Schedule 5.1(a), conduct its business in the ordinary course of business consistent with past practice, and use commercially reasonable efforts to preserve substantially intact its current business organization, keep available the services of its current officers and employees and keep its relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with them. In addition, and without limiting the generality of the foregoing, except for matters set forth in Schedule 5.1(a) or otherwise expressly permitted by this Agreement, from the date of this Agreement to the Effective Time, Target shall not, and shall not permit any of its Subsidiaries to, do any of the following without the prior written consent of Parent (which consent will not be unreasonably withheld, delayed or conditioned):

(i) authorize, issue, sell, grant, pledge or otherwise dispose of or encumber any of its equity securities, or any securities or rights convertible into its equity securities, or any rights, warrants or options to purchase or other similar agreements obligating it to issue any such equity securities or such other securities or rights, other than issuances of Target Common Stock pursuant to exercises of (x) any Stock Options outstanding on the date of this Agreement in accordance with the terms thereof or (y) rights or options granted prior to the date hereof with respect to periods ending on or prior to December 31, 2010 under the Target ESPP in accordance with the terms thereof;

(ii) (A) redeem, purchase or otherwise acquire any of its outstanding equity securities, or any securities or rights convertible into its equity securities or any rights, warrants or options to acquire any equity securities or such other securities or rights, except pursuant to commitments in effect as of the date hereof that are set forth on Schedule 5.1(a)(ii) hereto; (B) except for the declaration and payment of a dividend or distribution by a wholly owned Subsidiary of Target to Target or another wholly owned Subsidiary of Target or as required under its organizational documents as in effect on the date hereof (true, correct and copies of which have been made available to Parent prior to the execution of this Agreement), declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any of its equity securities; or (C) split, combine, subdivide or reclassify any of its equity securities;

(iii) incur any indebtedness for borrowed money or guarantee any such indebtedness such that the aggregate amount, without duplication, of all indebtedness and guarantees of the Target and its Subsidiaries, taken as a whole, would be more than $2.5 million in excess of the aggregate amount, without duplication, of all such indebtedness and guarantees as of the date of this Agreement, except (x) incurrences where the proceeds thereof are used to fund capital expenditures for projects set forth on Schedule 5.1(a)(ix), provided that the timing of such incurrences shall be consistent (and not greater than) the timing and amount of the capital expenditures for such projects as set forth on Schedule 5.1(a)(ix), (y) incurrences under the Credit Facility for working capital purposes in the ordinary course of business consistent with past practice, and (z) intercompany debt among Target and its Subsidiaries in the ordinary course of business consistent with past practice;

(iv) make any loans, advances or capital contributions to, or investments in, any other Person (or any commitments therefor), except (x) as required by existing Contracts as in effect on the date of this Agreement or any Contracts entered into after the date hereof in the ordinary course of business consistent with past practice, or (y) for advances or capital contributions to Target or wholly-owned Subsidiaries thereof; provided, that the aggregate amount, without duplication, of all of such advances and capital contributions (or commitments therefor) (other than to Target and wholly-owned Subsidiaries thereof) and all capital contributions (or commitments therefor) of Target and its Subsidiaries shall not exceed $2.5 million;

(v) amend, cancel or otherwise modify in any material respect, any existing Material Contract as in effect on the date of this Agreement, except as set forth in Schedule 5.1(a)(v) hereto;

(vi) pay, discharge or satisfy any claims, liabilities or obligation (whether absolute, accrued, asserted or unasserted, contingent or otherwise), except (A) as required by Law, or required by an existing Contract as in effect on the date of this Agreement or (B) in the ordinary course of business consistent with past practice for an amount less than $500,000 individually, excluding any amounts which may be paid under existing Insurance Policies as in effect on the date of this Agreement; provided, that the aggregate amount of all of such payments, discharges or satisfactions of any claims, liabilities or obligations by the Target and its Subsidiaries, taken as a whole, shall not exceed $1 million in the aggregate;

(vii) settle, pay or discharge any litigation, investigation, arbitration, proceeding or other claim, except in the ordinary course of business consistent with past practice for an amount less than $500,000 individually, excluding any amounts which may be paid under existing Insurance Policies as in effect on the date of this Agreement; provided, that such settlement, payment or discharge by Target and its Subsidiaries, taken as a whole, shall not exceed $1 million in the aggregate;

(viii) (A) sell, lease, license, pledge, grant options to purchase or lease, grant rights of first refusal to purchase or lease, or otherwise dispose of or encumber or permit or suffer to exist any Lien on, (x) any Material Lease (y) any Target Owned Real Estate or Target Leased Real Estate having a fair market value in excess of $1 million, or (B) sell, lease or otherwise dispose of any other properties or assets, in one or a series of related transactions, having an aggregate fair market value in excess of $1 million, except (x) pursuant to Contracts in force at the date of this Agreement, (y) dispositions of obsolete, economically obsolete or worthless assets or properties, or (z) dispositions among Target and its wholly-owned Subsidiaries;

(ix) make capital expenditures or commitments therefore in excess of $1 million in the aggregate (including, for purposes of such $1 million limitation, without duplication, the aggregate amount of all loans, advances and capital contributions to, or investments in, any other Persons (other than Target and wholly owned Subsidiaries thereof)), except to the extent specified on Schedule 5.1(a)(ix);

(x) make any acquisition (including by merger) of the capital stock (except as otherwise expressly permitted by this Agreement) of any one or more Persons (or the assets thereof) (in one transaction or a series of related transactions);

(xi) (A) pay or provide for any bonus, change of control, severance, incentive, retention, or other compensation in excess of base salaries for the benefit or welfare of any current or former director, officer, employee or consultant except for payments of bonuses pursuant to the terms of any Target Benefit Plan currently in effect or (B) except as expressly contemplated by this Agreement, (I) adopt, enter into or terminate, or amend or waive any material term of, any other Target Benefit Plan, except (a) immaterial amendments and waivers in the ordinary course of administering the applicable Target Benefit Plan consistent with past practice and (b) for the entry by Target and its Subsidiaries into employment agreements with persons

(other than officers) hired to replace persons who have left Target or any of its Subsidiaries since the date hereof providing in each case for annual total compensation at a rate reasonably equivalent to (or less than) that of the person being replaced, in which event the adoption or extension of the benefit of a Target Benefit Plan to the applicable employee shall be permitted provided the same is in the ordinary course consistent with past practice, (II) increase the compensation or benefits of any of its directors, officers, employees or consultants except for salary increases to employees as set forth on Schedule 5.1(a)(xi) which have been approved by Target prior to the date hereof, (III) accelerate the payment, right to payment or vesting of any compensation or benefits, including any outstanding options or restricted stock awards or (IV) make any material change in the key management structure of Target or its Subsidiaries, including the hiring or termination of officers or directors (or employees in each case with individual annual total compensation of $250,000 or more) of Target or any of its Subsidiaries; provided that Target may hire persons to replace officers or employees with individual annual total compensation of $250,000 or more who leave Target after the date hereof so long as the total annual compensation of such new officer or person is at a rate reasonably equivalent to (or less than) that of the person being replaced; and further provided that Parent shall not unreasonably withhold its consent to any termination proposed by Target.

(xii) make, change or revoke any material election concerning Taxes or Tax Returns, or settle any material Tax claim or assessment, or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment, or file any amended Tax Return, or increase Tax contingency reserves for Tax deficiencies or Tax liens;

(xiii) make any changes in any material respect in financial or tax accounting methods, principles or practices (or change an annual accounting period), except insofar as may be required by a change in GAAP or applicable Law;

(xiv) amend its organizational documents;

(xv) adopt a plan or agreement of complete or partial liquidation or dissolution;

(xvi) cancel any debt owed to it (other than a debt of a customer of the Target and its Subsidiaries, to the extent such cancellation is in the ordinary course of business and consistent with past practice), or waive any claim or right of substantial value to Target and its Subsidiaries, taken as a whole, except in connection with the settlement of disputes;

(xvii) fail to maintain any Insurance Policies in effect as of the date hereof other than (a) as set forth in Schedule 5.1(a)(xvii), or (b) renewals of such Insurance Policies for, or the entry into replacement insurance polices providing, substantially similar levels of coverage;

(xviii) write-up or write-down the value of its assets, except for write-ups or write-downs required by GAAP or consistent with past practice; or

(xix) authorize, agree or commit to take any of the foregoing actions.

(b) [reserved].

Section 5.2  Conduct of Business by Parent.

(a) Parent agrees that, during the period from the date of this Agreement until the Effective Time, Parent shall not, and shall not permit any of its Subsidiaries to, take, or agree or commit to take, any action that would reasonably be expected to, in contravention of Parent’s obligations under Section 5.5, (i) impose any material delay in the obtaining of, or significantly increase the risk of not obtaining, any authorizations, consents, orders, declarations or approvals of any Governmental Authority necessary to consummate the Merger or the other Transactions or the expiration or termination of any applicable waiting period, (ii) significantly increase the risk of any Governmental Authority entering an order prohibiting the consummation of the Merger or the other Transactions or (iii) otherwise materially delay the consummation of the Merger or the other Transactions (each, a “Delay”). In addition, and without limiting the generality of the foregoing, Parent agrees that, during the period from the date of this Agreement until the Effective Time, Parent shall not, and shall not permit any of its Subsidiaries to, do any of the following without the prior written consent of Target (which consent will not be unreasonably withheld, delayed or conditioned):

(i) amend or otherwise change the Parent Organizational Documents in a manner adverse to Target Stockholders as opposed to any other holders of Parent Common Stock;

(ii) issue, sell, or grant, or authorize the issuance, sale or grant of, any share capital of Parent except (A) for fair market value, as determined by Parent in good faith, or (B) upon the vesting of restricted stock units or the exercise of options, warrants, convertible securities or other rights of any kind to acquire any share capital of Parent which were issued with an exercise or conversion price of not less than fair market value, as determined by Parent in good faith, at the time of issuance; provided, that the foregoing shall not prohibit issuances of Parent Common Stock, restricted stock units, options or rights as part of normal employee compensation in the ordinary course of business; provided further, that this Section 5.2(a)(ii) shall not prohibit the issuance of share capital, restricted stock units, options, warrants, convertible securities or other rights in connection with the acquisition of another entity or business.

(iii) except as set forth on Schedule 5.2(a)(iii), declare, set aside, make or pay any dividend or other distribution, payable in cash, shares, property or otherwise, with respect to any of its share capital, except for regular quarterly dividends on Parent Common Stock declared and paid in cash at times and in amounts consistent with past practice;

(iv) reclassify, combine, split or subdivide its share capital without appropriate adjustment being made to the Per Share Stock Election Consideration and Per Share Cash Election Consideration payable to the holders of Target Common Stock in the Merger;

(v) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any Person or portion thereof, or otherwise acquire or agree to acquire any assets or rights, if the entering into of a definitive agreement relating to or the consummation of such acquisition, merger or consolidation would reasonably be expected to result in a Delay;

(vi) make any material change, other than reasonable and usual changes in the ordinary course of business and consistent with past practice, or as may be required by GAAP or as a result of a change of law, with respect to accounting policies or procedures; or

(vii) announce an intention, enter into any agreement or otherwise make a commitment, to do any of the foregoing.

Section 5.3  Preparation of Registration Statement and Joint Proxy Statement/Prospectus; Stockholder Meetings; Board Recommendations.

(a) As promptly as practicable following the date of this Agreement (i) Parent and Target shall prepare and file with the SEC (as part of the Registration Statement) the Joint Proxy Statement/Prospectus relating to the Parent Shareholders Meeting and the Target Stockholders Meeting to be held to consider the Share Issuance, in the case of Parent, and adoption of this Agreement, in the case of Target, and (ii) Parent will prepare and file with the SEC the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus in connection with the registration under the Securities Act of the Parent Common Stock to be issued in connection with the Merger. Each of Parent and Target shall provide promptly to the other such information concerning its business affairs and financial statements as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the Joint Proxy Statement/Prospectus and the Registration Statement pursuant to this Section 5.3, or in any amendments or supplements thereto, and to cause its counsel and auditors to cooperate with the other’s counsel and auditors in the preparation of the Joint Proxy Statement/Prospectus and the Registration Statement. Each of Parent and Target shall use its commercially reasonable efforts to respond as promptly as practicable to any comments of the SEC and will use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as is necessary to consummate the Merger and the transactions contemplated hereby. Without limiting any other provision herein, the Joint Proxy Statement/Prospectus and the Registration Statement will contain such information and disclosure reasonably requested by either Parent or Target so that the Joint Proxy Statement/Prospectus and the Registration Statement conform in form and substance to the requirements of the Exchange Act and the Securities Act, as applicable. Parent and Target shall each use its commercially reasonable efforts to cause the Joint Proxy Statement/Prospectus to be mailed to their respective stockholders as promptly as practicable after the Registration Statement has been declared effective by the SEC.

(b) Each of Parent and Target shall promptly notify the other of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Registration Statement or the Joint Proxy Statement/Prospectus or for additional information and shall supply the other with copies of all correspondence between Parent or any of its representatives or Target or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Registration Statement or the Joint Proxy Statement/Prospectus.

(c) If at any time prior to the Effective Time there shall occur (i) any event with respect to Parent or any of its Subsidiaries, or with respect to other information supplied by Parent for inclusion in the Registration Statement or the Joint Proxy Statement/Prospectus, or (ii) any event with respect to Target, or with respect to information supplied by Target for inclusion in the Registration Statement or the Joint Proxy Statement/Prospectus, in either case, which event is required to be described in an amendment of or a supplement to the Registration Statement or the Joint Proxy Statement/Prospectus, Parent or Target, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff, and/or mailing to stockholders of Parent and/or Target, such amendment or supplement. Each of Parent and Target shall cooperate and provide the other (and its counsel) with a reasonable opportunity to review and comment on any amendment or supplement to the Registration Statement and Joint Prospect/Proxy Statement prior to filing such with the SEC, and will provide each other with a copy of all such filings made with the SEC. Neither Parent nor Target shall make any amendment to the Joint Proxy Statement/Prospectus or the Registration Statement without the approval of the other party, which approval shall not be unreasonably withheld or delayed.

(d) As soon as reasonably practicable after the Registration Statement is declared effective by the SEC, Parent shall take all action necessary in accordance with Florida Law and its articles of incorporation and bylaws and the rules of the NYSE to call, give notice of, convene and hold a meeting of the Parent Shareholders (including any adjournments or postponements thereof, the “Parent Shareholders Meeting”) for the purpose of seeking the Parent Shareholder Approval, and except as otherwise permitted by Section 5.4, Target shall take all action necessary in accordance with Delaware Law and its certificate of incorporation and bylaws and the rules of the NYSE to call, give notice of, convene and hold a meeting of the Target Stockholders (including any adjournments or postponements thereof, the “Target Stockholders Meeting”) for the purpose of seeking the Target Stockholder Approval, each to be held as promptly as practicable. Each of Parent and Target will use its reasonable best efforts to hold their respective stockholders’ meetings on the same date. Each of Parent and, subject to Sections 5.4(c), Target will use its reasonable best efforts to solicit the Parent Shareholder Approval and the Target Stockholder Approval, as applicable, and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by the rules of the NYSE and Florida or Delaware Law, as applicable. Notwithstanding anything to the contrary contained in this Agreement, Parent or Target, as the case may be, may adjourn or postpone its stockholders meeting to the extent necessary (i) to ensure that any necessary supplement or amendment to the Joint Proxy Statement/Prospectus is provided to its respective stockholders in advance of the vote on the Share Issuance (in the case of Parent) or the adoption of this Agreement (in the case of Target), or (ii) if as of the time for which the stockholders meeting is originally scheduled (as set forth in the Joint Proxy Statement/Prospectus) there are insufficient shares of capital stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such stockholders meeting. Each of Parent and Target shall ensure that its respective stockholders meeting is called, noticed, convened, held and conducted, and that all proxies solicited by it in connection with its stockholders meeting are solicited in compliance with Florida or Delaware Law, as applicable, its articles or certificate of incorporation, as applicable, and bylaws, the rules of the NYSE and all other applicable Laws.

(e) The Joint Proxy Statement/Prospectus shall contain (i) the recommendation of the Board of Directors of Target to the Target Stockholders that they give the Target Stockholder Approval, and (ii) the determination of the Board of Directors of Target that the Merger is advisable and in the best interests of the Target Stockholders, except, in each case, to the extent that the Board of Directors of Target shall have withdrawn or modified its recommendation of this Agreement or the Merger as permitted by Section 5.4(c), and shall contain (x) the recommendation of the Board of Directors of Parent to the Parent Shareholders that they give the Parent Shareholder Approval and (y) the determination of the Board of Directors of Parent that the Share Issuance is advisable and in the best interests of the Parent Shareholders. Target agrees that, except as permitted by Section 5.4(c), neither the Board of Directors of Target nor any committee thereof shall withdraw, qualify, modify or amend, or propose to withdraw, qualify, modify or amend, in any manner adverse to Parent or Merger Sub, the Target Board Recommendation, or take any action, or make any public statement, filing or release inconsistent with the Target Board Recommendation. Parent agrees that neither the Board of Directors of Parent nor any committee thereof shall withdraw, qualify, modify or amend, or propose to withdraw, qualify, modify or amend, in any manner adverse to Target, the Parent Board Recommendation, or take any action, or make any public statement, filing or release inconsistent with the Parent Board Recommendation.

Section 5.4  Other Proposals, Etc.

(a) Subject to Section 5.4(b), during the period beginning on the date of this Agreement and until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VII (the “Specified Time”), Target shall not, and shall use its reasonable best efforts to cause its and its Subsidiaries’ directors, officers or employees, or any of its investment bankers, attorneys or other advisors or representatives (collectively, ‘‘Representatives”) not to, directly or indirectly, (i) solicit, initiate or knowingly encourage, or facilitate (including by way of furnishing material non-public information), any Acquisition Proposal, (ii) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, or any other agreement, arrangement or understanding, relating in any respect to any Acquisition Proposal, or (iii) participate in any substantive discussions or negotiations regarding, or furnish to any Person or provide any Person with access to, any material non-public information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal. Target shall promptly take the steps necessary to inform its Representatives of the obligations undertaken in this Section 5.4(a) and Target agrees that it shall be responsible for any breach of this Section 5.4(a) by such Representatives as if such Representatives were parties to this Section 5.4(a).

(b) Notwithstanding anything in this Agreement to the contrary, Target may, in response to a bona fide written Acquisition Proposal that was unsolicited and did not otherwise result from a breach of this Section 5.4 and that is received at any time prior to the receipt of the Target Stockholder Approval, and which the Board of Directors of Target determines, in good faith, after consultation with outside counsel and financial advisors and with such clarification from the Person making the Acquisition Proposal about terms and conditions as the Board of Directors of Target reasonably requests, is, or may reasonably be expected to lead to, a Superior Proposal, (A) furnish information with respect to Target and its Subsidiaries to the Person making such Acquisition Proposal and its Representatives pursuant to a customary confidentiality agreement not less restrictive of the other party than the Target Confidentiality Agreement (an “Acceptable Confidentiality Agreement”) and (B) participate in discussions or negotiations with such Person and its Representatives regarding such prior Acquisition Proposal, but, in the case of each of clauses (A) and (B) above, only to the extent that, upon the advice of outside counsel to the Board of Directors of Target, the failure to do so would result in a breach of the fiduciary duties of the Board of Directors of Target to the Target Stockholders under applicable Law; provided, however, that Target shall give Parent at least 48 hours’ written notice of its intention to take any such action and provide to Parent, concurrently with the provision of any non-public information concerning Target or any Subsidiary thereof to the Person making such Acquisition Proposal or its Representatives, a list of such non-public information and copies of any such non-public information that was not previously provided to Parent.

(c) Prior to the final adjournment of the Target Stockholders Meeting, except as expressly permitted by this Section 5.4(c), neither the Board of Directors of Target nor any committee thereof shall (i) (x) fail to make, withdraw, modify or amend, or publicly propose or resolve to withhold, withdraw, modify or amend, in a manner adverse to Parent or Merger Sub, the Target Board Recommendation, (y) recommend, adopt, approve or submit to a vote of its stockholders, or publicly propose to recommend, adopt, approve or submit to a vote of its stockholders, any alternative Acquisition Proposal, including any Superior Proposal or (z) in the event a tender or exchange offer for Target Common Stock that would, if consummated in accordance with its terms, constitute an Acquisition

Transaction is commenced by a Person unaffiliated with Parent, fail to, within ten (10) Business Days after the public announcement of the commencement of such Acquisition Proposal, issue a public statement (and file a Schedule 14D-9) reaffirming the Target Board Recommendation and recommending that the Target Stockholders reject such Acquisition Proposal and not tender any shares of Target Common Stock into such tender or exchange offer (any action described in clause (x), clause (y) or clause (z) immediately above being referred to herein as a “Target Adverse Recommendation Change”) or (ii) enter into any merger agreement, letter of intent, agreement in principle, stock purchase agreement, asset purchase agreement or stock exchange agreement, option agreement or other agreement, in each case providing for or relating to an Acquisition Proposal (each, a ‘‘Target Acquisition Agreement”) other than an Acceptable Confidentiality Agreement entered into in accordance with Section 5.4(b). Notwithstanding the preceding sentence, if, and only if, at any time prior to the final adjournment of the Target Stockholders Meeting (1) the Target receives a bona fide written Acquisition Proposal that was unsolicited and did not otherwise result from a breach of this Section 5.4, (2) such Acquisition Proposal is a Superior Proposal and (3) the Board of Directors of Target determines in good faith, after consultation with its outside legal counsel and financial advisors, that the failure to take such actions would result in a breach of the fiduciary duties of the Board of Directors of Target to Target Stockholders under applicable Law, then, provided that (I) the Target has provided Parent a least three (3) Business Days’ prior written notice of such proposal (“Superior Proposal Notice”), advising Parent therein that the Board of Directors of Target has received a Superior Proposal that it intends to accept, specifying therein the terms and conditions of such Superior Proposal and identifying therein the Person making such Superior Proposal, (II) for a period of not less than three (3) Business Days after Parent’s receipt of such Superior Proposal Notice, Target has, if so requested by Parent, negotiated in good faith with Parent to amend or modify this Agreement so that the Superior Proposal no longer constitutes a Superior Proposal and (III) the Target Board determines in good faith, after consulting with outside legal counsel, that such Acquisition Proposal continues to constitute a Superior Proposal after taking into account any adjustments made by Parent during such period in the terms and conditions of this Agreement, then subject to the procedures set forth in Section 5.4(f), the Target Board may take any of the actions set forth in clause (i) or (ii) of the first sentence of this Section 5.4(c) so long as the Target has terminated this Agreement in accordance with Section 7.1(d)(1) or this Agreement is deemed, as provided in Section 5.4(f), to have been terminated in accordance with Section 7.1(c)(2)(x) and, except to the extent Parent is not entitled thereto pursuant to Section 5.4(f), Target shall have paid all amounts due to Parent pursuant to Section 7.3.

(d) In addition to the obligations of Target set forth in subsections (a) through (c) above, Target shall promptly advise Parent of any request for information or the submission or receipt of any Acquisition Proposal, or any inquiry with respect to or that could lead to any Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the Person making any such request, Acquisition Proposal or inquiry and the Target’s response or responses thereto. Target shall keep Parent reasonably informed on a prompt and reasonably current basis as to the status and details (including amendments or proposed amendments) of any such request, Acquisition Proposal or inquiry, including by providing Parent with each draft of any proposed Target Acquisition Agreement. Target shall promptly provide to Parent copies of all written correspondence or other written material, including material in electronic written form, between Target and any Person making any such request, Acquisition Proposal or inquiry. Upon the execution of this Agreement, Target will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and will promptly request that all Persons provided confidential information concerning Target and its Subsidiaries pursuant to a confidentiality agreement return to Target all such confidential information, without keeping copies thereof (if permissible under such agreement), in accordance with such confidentiality agreement.

(e) Prior to the termination of this Agreement in accordance with Article VII, neither the Board of Directors of Parent nor any committee thereof shall withdraw or modify in a manner adverse to Target, either (x) the approval, recommendation or declaration of advisability by such Board of Directors or any such committee thereof of the Share Issuance or the other Transactions contemplated by this Agreement or (y) the determination by such Board of Directors or any such committee thereof that the Share Issuance is in the best interests of the Parent Shareholders.

(f) Except as expressly set forth in this Section 5.4(f) (and notwithstanding anything to the contrary contained elsewhere in this Agreement), the obligation of Target to call, give notice of, convene and hold the Target

Stockholders Meeting shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission to it of any Acquisition Proposal or by any Target Adverse Recommendation Change. If the Target effects a Target Adverse Recommendation Change, Parent shall have the option, exercisable within ten (10) Business Days after such Target Adverse Recommendation Change, to cause the Board of Directors of the Target to submit this Agreement to its stockholders for the purpose of adopting this Agreement notwithstanding the Target Adverse Recommendation Change. If Parent exercises such option, it shall not be entitled to terminate this Agreement pursuant to Section 7.1(c)(2)(x). If Parent does not exercise such option, this Agreement shall be deemed terminated pursuant to Section 7.1(c)(2)(x) upon the expiration of such ten (10) Business Day period. Nothing shall limit or otherwise affect the obligation of Parent to call, give notice of, convene and hold the Parent Shareholders Meeting.

(g) Nothing contained in this Section 5.4 (or elsewhere in the this Agreement) shall prohibit Parent or Target or their respective Board of Directors from taking and disclosing to the Parent Shareholders or Target Stockholders, as the case may be, a position with respect to a tender offer contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act or from making any disclosure to the Target Stockholders if, in the good faith judgment of the Board of Directors of Target, after consultation with outside counsel and upon receipt of the advice thereof, failure to so disclose would be inconsistent with its obligations under applicable Law; provided, that the content of any such disclosure thereunder shall be governed by the terms of this Agreement.

(h) For purposes of this Agreement, the following terms shall have the meanings set for the below:

‘‘Acquisition Proposal” means a proposal or offer from, or indication of interest in making a proposal or offer by, any Person (other than Parent and its Subsidiaries, including Merger Sub), relating to (i) a merger, consolidation, dissolution, recapitalization or other business combination (whether in a single transaction or series of related transactions) involving Target or any of its Subsidiaries, in each case other than the Merger, provided, however, that nothing contained herein shall prohibit Target from consolidating, dissolving or combining any of its wholly owned Subsidiaries, (ii) the issuance by Target of over 20% of the Target Common Stock as consideration for the assets or securities of another Person, in each case other than the Merger, (iii) the acquisition in any manner, directly or indirectly, of over 20% of the Target Common Stock or consolidated total assets of Target or to which 20% of or more the Target’s revenues or earnings on a consolidated basis are attributable, in each case other than the Merger, (iv) an acquisition or disposition the consummation of which would essentially prevent the consummation of the Merger, (v) any tender offer or exchange offer that, if consummated, would result in any “Person” or “group” of ‘‘Persons” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) owning 20% or more of any class of equity securities of Target or (vi) the payment of an extraordinary dividend (whether in cash or other property) by Target.

‘‘Superior Proposal” means a proposal to acquire, directly or indirectly, for consideration consisting of cash, securities or a combination thereof, more than 50% of the Target Common Stock or all or substantially all of the assets of Target and its Subsidiaries on a consolidated basis, made by a third party, and which is otherwise on terms and conditions that the Board of Directors of Target determines in good faith (after consultation with outside counsel and outside financial advisors) to be more favorable to the Target Stockholders than the Merger and the other Transactions.

Section 5.5  Reasonable Best Efforts.  Subject to the terms and conditions of this Agreement, each of the parties hereto shall cooperate with the other parties and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts promptly to take, or cause to be taken, all actions, and do, or cause to be done, all things, necessary, proper or advisable to (i) cause the conditions to Closing to be satisfied as promptly as practicable, (ii) obtain all approvals, consents, registrations, permits, authorizations and other confirmations from any third party to consummate the Merger and the other Transactions and (iii) consummate and make effective, in the most expeditious manner practicable, the Merger and the other Transactions. Without limitation of the preceding sentence, prior to the Effective Time, the Target shall (and the Target shall cause each of its Subsidiaries to) provide, and shall, subject to Section 5.17, use its commercially reasonable efforts to cause its Representatives to provide, all cooperation reasonably requested by Parent in connection with Parent’s arrangement of the financing necessary to effect the Merger.

Section 5.6  HSR Act and other Governmental Approvals.

(a) Without limitation of Section 5.5, each of the parties hereto shall use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts promptly and fully to (i) prepare and file all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents (including any required filings under the HSR Act) and (ii) obtain all approvals, consents, registrations, permits, authorizations and other confirmations from any Governmental Authority necessary to consummate the Merger and the other Transactions. In furtherance and not in limitation of the foregoing, (A) each party hereto agrees, subject to Section 5.6(b), to (I) make the filing, if required of such party, pursuant to the HSR Act as promptly as practicable and in any event within ten (10) Business Days of the date hereof, (II) comply at the earliest practicable date with any request under the HSR Act or any other antitrust Law for additional information, documents or other materials received by such party from a Governmental Authority, (III) act in good faith and reasonably cooperate with the other parties in connection with any such registrations, declarations and filings (including, in the case of the Target, by accepting all reasonable additions, deletions or changes suggested by Parent in connection therewith) and in connection with resolving any investigation or other inquiry of any Governmental Authority under the HSR Act or any other antitrust Law with respect to any such registration, declaration and filing and (IV) use its reasonable best efforts to take, or cause to be taken, all other actions consistent with this Section 5.6 necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act or any other antitrust Law as soon as practicable; and (B) Target and Parent shall each use its reasonable best efforts to (I) take all action necessary to ensure that no state takeover statute or similar Law is or becomes applicable to the Merger or any of the other Transactions and (II) if any state takeover statute or similar Law becomes applicable to the Merger or any of the other Transactions, take all action necessary to ensure that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise minimize the effect of such Law on the Merger or other Transactions.

(b) Parent, Merger Sub and Target each shall consult with the other in connection with, and promptly supply the other with any information which may be required in order to effectuate, any filings or applications pursuant to Section 5.6(a) (collectively, “Filings and Applications”), any analyses, appearances, presentations, memoranda, briefs, white papers, arguments, opinions and proposals (collectively, “Briefings”), including in connection with any investigations or proceedings in connection with this Agreement or the transactions contemplated hereby (including under any antitrust or fair trade Law), and any material communication received or given in connection with any proceeding by a private party relating to the Merger. Except where prohibited or otherwise required by applicable Law, and subject to the terms of the Target Confidentiality Agreement and the Parent Confidentiality Agreement, Target shall not file or submit any Filings and Applications to any Governmental Authority by or on behalf of any party hereto or take a position with respect to any Briefing without the consent of Parent. In all events, Target shall take into account Parent’s good faith comments and recommendations with respect to any Filings and Applications or Briefings and reflect the same in such Filings and Applications or Briefings. Parent and Target each shall coordinate with the other in preparing and exchanging information, and shall promptly provide the other (and its counsel) with copies of all filings, presentations or submissions (and a summary of any oral communications) made by such party with any Governmental Authority in connection with this Agreement or the transactions contemplated hereby. It is acknowledged and agreed that Parent shall have, except where prohibited by applicable Law, responsibility for determining the strategy for dealing with the Federal Trade Commission, the Antitrust Division of the United States Department of Justice or any other Governmental Authority with responsibility for reviewing the Merger with respect to antitrust or competition issues. Subject to applicable Law, no party hereto shall independently participate in any substantive meeting, telephone call, or discussion with any Governmental Authority in respect of any such filings, applications, Briefings, investigation, proceeding or other inquiry without giving the other parties hereto prior notice of such meeting, telephone call or discussion and, to the extent permitted by such Governmental Authority, the opportunity to attend and participate. Target and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 5.6 as “Antitrust Counsel Only Material.” Notwithstanding anything to the contrary in this Section 5.6, materials provided to the other party or its counsel may be redacted (y) to remove references concerning the valuation of Target and its Subsidiaries; and (z) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns.

(c) Each of Parent, Merger Sub and Target will notify the other promptly upon the receipt of: (i) any communications from any officials of any Governmental Authority in connection with any filings made pursuant hereto, and (ii) any request by any officials of any Governmental Authority for amendments or supplements to any filings made pursuant to, or information provided to comply in all material respects with, any Law. Whenever any event occurs that is required to be set forth in an amendment or supplement to any filing made pursuant to Section 5.6(a), Parent, Merger Sub or Target, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the applicable Governmental Authority such amendment or supplement, all in accordance with the provisions of Section 5.6(b).

(d) In furtherance and not in limitation of the covenants of the parties contained in this Section 5.6, each of the parties hereto shall use its reasonable best efforts to resolve such objections, if any, as may be asserted by a Governmental Authority or other Person with respect to the Merger. Without limiting any other provision hereof, Parent and Target shall each use its reasonable best efforts to avoid the entry of, or to have vacated or terminated, any decree, order or judgment that would restrain, prevent or delay the consummation of the Merger or the other Transactions, on or before the Outside Date.

(e) Notwithstanding anything to the contrary in this Agreement Parent shall not be obligated to defend through litigation on the merits any claim asserted in court by any third party under any antitrust, competition or trade regulation law in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary, or permanent) that would prevent or materially delay the Closing of the transactions contemplated by this Agreement).

(f) Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall be deemed to require Parent or Target or any Subsidiary or affiliate thereof to agree to or effect any prohibition, license, limitation, or other requirement that would prohibit or materially restrict, in Parent’s reasonable judgment, the ownership or operation by Target or any of its Subsidiaries, or by Parent or any of its Subsidiaries, of all or, in Parent’s reasonable judgment, any material portion of the business or assets of Target and its Subsidiaries, taken as a whole, or Parent and its Subsidiaries, taken as a whole, or compel Parent or any of its Subsidiaries to agree to or to dispose of or hold separate all or, in Parent’s reasonable judgment, any material portion of the business or assets of Target and its Subsidiaries, taken as a whole, or Parent and its Subsidiaries, taken as a whole (together, the “Burdensome Conditions”).

Section 5.7  Press Releases.  Each of Parent and Merger Sub, on the one hand, and Target, on the other hand, shall use its commercially reasonable efforts to consult with each other before issuing, and, to the extent reasonably feasible, provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the Merger and the other Transactions and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange.

Section 5.8  Access to Information; Confidentiality.  (a) Subject to compliance with applicable Law, Target shall, and shall cause each of its Subsidiaries to, afford to Parent and its officers, employees, accountants, counsel, financial advisors and other representatives (collectively, the ‘‘Parent Representatives”), reasonable access during normal business hours during the period prior to the Effective Time to all their respective properties, books, contracts, commitments, personnel and records and shall cause its and its Subsidiaries’ outside counsel, accountants and financial advisors to cooperate with Parent and the Parent Representatives in their investigation of Target and its Subsidiaries and, during such period, shall, and shall cause each of its Subsidiaries to, furnish promptly to Parent and the Parent Representatives (a) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of applicable Law (including federal and state securities laws) and (b) all other information concerning its and its Subsidiaries’ business, properties and personnel as Parent or any of the Parent Representatives may reasonably request, provided that Target shall not have any obligation to deliver any such information to the extent that Target determines, in it sole and absolution discretion, that such information is of a competitive nature or sensitive to the operations of Target or any of its Subsidiaries. All information provided pursuant to this Section 5.8(a) shall be subject to the confidentiality agreement, dated April 1, 2010 between Target and Parent (the ‘‘Confidentiality Agreement”).

(b) Subject to compliance with applicable Law, Parent shall, provide to Target and its officers, employees, accountants, counsel, financial advisors and other representatives (collectively, the “Target Representatives”), such information concerning its and its Subsidiaries’ business, properties and personnel as Target or any of the Target Representatives may reasonably request; provided that Parent shall not have any obligation to deliver any such information to the extent that Parent determines, in it sole and absolution discretion, that such information is of a competitive nature or sensitive to the operations of Parent or any of its Subsidiaries. All information provided pursuant to this Section 5.8(b) shall be subject to the Confidentiality Agreement.

Section 5.9  Notification of Certain Matters.  Target shall give prompt notice to Parent, and Parent shall give prompt notice to Target, of (a) any notice or other communication received by such party from any Governmental Authority in connection with the Merger and the other Transactions or from any Person alleging that the consent of such Person is or may be required in connection with the Merger and the other Transactions, if the subject matter of such communication or the failure of such party to obtain such consent could be material to Target, the Surviving Company or Parent, (b) any material actions, suits, claims, investigations or proceedings commenced or, to such party’s Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to the Merger and the other Transactions, (c) the occurrence, or non-occurrence, of any event the occurrence or non-occurrence of which would be reasonably likely to cause (i) any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect, (ii) any covenant or agreement of such party contained in this Agreement not to be complied with or satisfied in any material respect, or (iii) any condition (to the extent set forth in Article VI) to the obligation of another party to effect the Merger and the satisfaction of which requires performance or nonperformance by such notifying party not to be satisfied, and (d) any failure of such party to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.9 shall not have any effect for the purpose of determining the satisfaction of conditions set forth in Article VI or otherwise limit or affect the remedies available hereunder to any party. Subject to applicable Law regarding the sharing of information, Target shall give prompt notice of and disclose to Parent any material actions taken by its Board of Directors, or any committees thereof, provided that Target shall not be required to provide notice and disclosure (i) with respect to any action that is related to the matters described in the first sentence of Section 5.4(c) (except to the extent otherwise required by Section 5.4) or (ii) prior to the execution of any joint defense agreement that is reasonably required by Target, material information subject to the attorney-client privilege, provided that Target shall provide Parent with a log of any information withheld pursuant to this clause (ii).

Section 5.10  Indemnification and Insurance.

(a) From and after the Effective Time, Parent shall, and shall cause the Surviving Company to (i) indemnify and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a member of the Board of Directors (or committee thereof) of Target or a Subsidiary of Target, or a director or officer of Target or a Subsidiary of Target (each, an ‘‘Indemnitee” and, collectively, the “Indemnitees”) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with any claim, suit, action, proceeding or investigation (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, acts or omissions by an Indemnitee in the Indemnitee’s capacity as a member of the Board of Directors (or committee thereof) of Target or a Subsidiary of Target, or as a director, officer, employee or agent of Target or a Subsidiary of Target, or taken at the request of Target or a Subsidiary of Target (including in connection with serving at the request of Target or a Subsidiary of Target as a member of the Board of Directors (or committee thereof) or director, officer, employee or agent of another Person (including any employee benefit plan)), at, or at any time prior to, the Effective Time (including in connection with the Merger and the other Transactions), to the fullest extent permitted under applicable Law, and (ii) assume all obligations of Target and its Subsidiaries to the Indemnitees in respect of indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time as provided in (A) the organizational documents of Target and its Subsidiaries as currently in effect on the date of this Agreement and (B) the indemnification agreements listed on Schedule 5.10, which shall survive the Merger and the other Transactions and continue in full force and effect in accordance with their respective terms. Without limiting the foregoing, Parent, from and after the Effective Time, to the extent permitted by applicable Law, shall cause the organizational documents of the Surviving Company to contain provisions no less favorable in the aggregate to the Indemnitees with respect to limitation of liabilities of members of the Board of Directors (or committees thereof), directors, and officers and indemnification than are set forth as of the date of this Agreement in the organizational documents of Target, which provisions, to the extent permitted by Law, shall not be amended, repealed or otherwise modified in a manner that would adversely affect the rights thereunder of the Indemnitees. In addition, from and after the Effective Time, Parent shall, and shall cause the Surviving Company to, advance funds for any expenses (including fees and expenses of legal counsel) of any Indemnitee under this Section 5.10 (including in connection with enforcing the indemnity and other obligations provided for in this Section 5.10) in advance of the final disposition of any such claim, suit, action, proceeding or investigation, as incurred to the fullest extent permitted under applicable Law, provided that the person to whom expenses are advanced provides an undertaking to repay such advances to the extent it is ultimately determined that such person is not entitled to indemnification under this Section 5.10.

(b) The Surviving Company shall have the right, but not the obligation, to assume and control the defense of any litigation, claim or proceeding relating to any acts or omissions covered under this Section 5.10 (each, a ‘‘Claim”) with counsel selected by the Surviving Company, which counsel shall be reasonably acceptable to the affected Indemnitee; provided, however, that an Indemnitee shall be permitted to participate in the defense of such Claim at its own expense. Each of Parent, the Surviving Company and the Indemnitee shall cooperate in the defense of any Claim and shall provide access to properties and individuals as reasonably requested and furnish or cause to be furnished records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith. Notwithstanding the foregoing, if there is a conflict of interest between the Surviving Company and any Indemnitee with respect to the defense of any Claim (based on the written opinion of counsel to such Indemnitee, which opinion and counsel shall be reasonably acceptable to the Surviving Company), the Indemnitee shall be permitted to participate in, and control, the defense of such Claim, but only to the extent that it relates to the Indemnitee, with counsel selected by the Indemnitee, and Parent shall cause the Surviving Company to pay the reasonable fees and expenses of such counsel, as accrued and in advance of the final disposition of such Claim, to the fullest extent permitted by applicable Law; provided, however, that the Surviving Company shall not be obligated to pay the reasonable fees and expenses of more than one counsel (in addition to any necessary local counsel) for all Indemnitees in any single claim except to the extent that Indemnitees have conflicting interests in the outcome of such Claim.

(c) Prior to the Effective Time, Target shall purchase an extended reporting period endorsement or a “tail” policy covering acts or omissions occurring at or prior to the Effective Time with respect to those persons who are currently (and any additional persons who prior to the Effective Time become) covered by Target’s current directors’ and officers’ liability insurance policy as of the date of this Agreement, which shall provide such directors and officers coverage for six (6) years following the Effective Time on terms with respect to such coverage, and in an aggregate amount, not less favorable to such individuals than those of such policy in effect on the date hereof; provided, however, that, if the aggregate cost for such insurance exceeds $2.0 million (the “Premium Limit”), then, in lieu of the foregoing extended reporting period endorsement or “tail” policy, Target shall provide or cause to be provided an extended reporting period endorsement or “tail” policy for the applicable individuals with the best coverage as shall then be available for the Premium Limit; provided, further, however, that, subject to the limitation set forth in the immediately preceding proviso, at no time shall the aggregate amount of such coverage be less than the aggregate amount of the directors’ and officers’ liability insurance coverage then provided by Parent to its directors and officers.

(d) The provisions of this Section 5.10 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise. The obligations of Parent and the Surviving Company under this Section 5.10 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 5.10 applies unless (x) such termination or modification is required by applicable Law or (y) the affected Indemnitee shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnitees to whom this Section 5.10 applies shall be third party beneficiaries of this Section 5.10).

(e) In the event that Parent, the Surviving Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving company or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent and the Surviving Company shall assume all of the obligations thereof set forth in this Section 5.10.

(f) Notwithstanding anything to the contrary in this Section 5.10, neither Parent nor the Surviving Company shall be liable for any settlement effected without its consent.

Section 5.11  Fees and Expenses.  Except as otherwise expressly set forth in this Agreement, all fees and expenses incurred in connection with this Agreement and the Merger and the other Transactions shall be paid by the party incurring such fees or expenses, whether or not the Merger or the other Transactions are consummated.

Section 5.12  Rule 16b-3.  Prior to the Effective Time, Target and Parent shall take such steps as may be reasonably requested by any party hereto to cause dispositions of any securities of Target (including derivative securities) pursuant to the Merger by each individual who is a director or officer of Target to be exempt under Rule 16b-3 promulgated under the Exchange Act in accordance with that certain No-Action Letter dated January 12, 1999 issued by the SEC regarding such matters.

Section 5.13  Employee Matters.

(a) To the extent permitted by applicable Law, Parent and its Subsidiaries shall recognize the service of employees of Target and its Subsidiaries (“Target Employees”) with Target prior to the Closing Date as service with Parent and its Subsidiaries in connection with any employee benefit plans, programs or arrangements made available to Target Employees following the Closing Date by Parent or one of its Subsidiaries for purposes of any waiting period, vesting, eligibility and benefit entitlement thereunder (but excluding benefit accruals under a defined benefit plan).

(b) Prior to the Effective Time, Target shall and shall cause its Subsidiaries to honor, in accordance with their terms, all individual employment, retention, termination, severance, other similar agreements, long term incentive plans, supplemental executive retirement plans, deferral plans and any similar plans with any Target Employee or maintained for the benefit of any Target Employee.

(c) From and after the Effective Time, Parent shall and shall cause its Subsidiaries to honor, in accordance with their terms, all individual written employment, retention, termination, severance, or other similar contracts with any Target Employee, and benefits that have vested in favor of any Target Employee in the ordinary course of business under any long term incentive plans, supplemental executive retirement plans, deferral plans and any similar plans in existence as of the Closing Date.

(d) Nothing in this Section 5.13, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Section 5.13.

Section 5.14  Termination of 401(k) Plans.

(a) Unless otherwise requested by Parent in writing prior to the Effective Time, Target shall cause to be adopted prior to the Closing Date resolutions of the Board of Directors of Target to cease all contributions to any and all 401(k) plans maintained or sponsored by Target or any of its Subsidiaries (collectively, the “401(k) Plans”), and to terminate the 401(k) Plans, on the day preceding the Closing Date. The form and substance of such resolutions shall be subject to the review and approval of Parent, which shall not be unreasonably withheld. Target shall deliver to Parent an executed copy of such resolutions as soon as practicable following their adoption by the Board of Directors of Target and shall fully comply with such resolutions.

(b) To the extent the 401(k) Plans are terminated in accordance with this Section 5.14, Parent shall cause the tax-qualified defined contribution plan established or maintained by Parent (“Parent’s Savings Plan”) to accept eligible rollover distributions (as defined in Section 402(c)(4) of the Code) from continuing Target Employees with respect to any account balances distributed to them by the 401(k) Plans. Rollovers of outstanding loans under the 401(k) Plans shall be permitted. The distribution and rollover described herein shall comply with applicable Laws and each party shall make all filings and take any actions required of such party under applicable Laws in connection therewith. Each continuing Target Employee shall be immediately eligible to participate in Parent’s Savings Plan as of the Closing Date.

(c) If, in accordance with this Section 5.14, Parent requests in writing that Target not terminate the 401(k) Plans, Target shall take such actions as Parent may reasonably require in furtherance of the assumption of the 401(k) Plans by Parent, including, but not limited to, adopting such amendments as Parent may deem necessary or advisable in connection with such assumption.

(d) Neither Target nor any officer or member of the Board of Directors of Target will make any communications to Target Employees that are inconsistent with the provisions of Section 5.13 or this Section 5.14.

Section 5.15  NYSE Listing.  Parent shall promptly prepare and submit to the NYSE a listing application covering the shares of Parent Common Stock issuable, and those required to be reserved for issuance, in connection with the Merger, and shall use its reasonable best efforts to obtain, prior to the Effective Time, approval for the listing of such shares of Parent Common Stock, subject to official notice of issuance to NYSE.

Section 5.16  Delisting.  Each of the parties hereto agrees to cooperate with each other in taking, or causing to be taken, all actions necessary to delist the Target Common Stock from the NYSE and to terminate registration of the Target Common Stock under the Exchange Act, in each case, effective after the Effective Time.

Section 5.17  Treatment as Reorganization.  None of Parent, Merger Sub or Target shall, and they shall not permit any of their respective Subsidiaries to, take any action (or fail to take any action) prior to or following the Closing that would reasonably be expected to cause the Merger to fail to qualify as a reorganization with the meaning of Section 368(a) of the Code.

Section 5.18  Other Actions by Parent.  Parent shall not, and shall use its reasonable best efforts to cause its Affiliates not to, take any action that would reasonably be expected to result in any condition to the Merger set forth in Article VI not being satisfied to the extent that the taking of such action would otherwise be in breach of this Agreement.

Section 5.19  Further Assurances.  Each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all applicable action, do or cause to be done, all things necessary, proper or advisable under applicable Law, and execute and deliver such documents and other papers, as may be required to consummate the transactions contemplated by this Agreement.

Section 5.20  Rights Agreement.  The Board of Directors of Parent shall take all further actions (in addition to those referred to in Section 4.21) reasonably requested by Target in order to (i) render the Parent Rights inapplicable to the Merger and the other transactions contemplated by this Agreement and (ii) ensure that each share of Parent Stock received as part of the Merger Consideration shall be accompanied by and issued together with an associated preferred share purchase right pursuant to and in accordance with the Parent Rights Agreement.

Section 5.21  Tax Free Merger.

(a) This Agreement constitutes a “plan of reorganization” within the meaning of Section 1.368-2(g) of the income tax regulations promulgated under the Code. From and after the date of this Agreement and until the Effective Time, each party hereto shall use its reasonable best efforts to cause the Merger to qualify, and will not take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act it knows could prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code. Following the Effective Time, none of the Surviving Company, Parent or any of their affiliates shall take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act it knows could cause the Merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code.

(b) As of the date hereof, Target does not know of any reason (i) why it would not be able to deliver the representation letters contemplated by Section 6.2(h) and Section 6.3(d), or (ii) why counsel to Parent and Target would not be able to deliver the tax opinions contemplated by Section 6.2(h) and Section 6.3(d) based on such representations.

(c) As of the date hereof, Parent does not know of any reason (i) why it would not be able to deliver the representation letters contemplated by Section 6.2(h) and Section 6.3(d), or (ii) why counsel to Parent and Target would not be able to deliver the tax opinions contemplated by Section 6.2(h) and Section 6.3(d) based on such representations.

Section 5.22  Obligations of Merger Sub.  Parent shall cause Merger Sub to perform its obligations under this Agreement and to consummate the transactions contemplated hereby upon the terms and subject to the conditions set forth in this Agreement.

ARTICLE VI

CONDITIONS TO THE MERGER

Section 6.1  Conditions to Each Party’s Obligation to Effect the Merger.  The respective obligations of each party hereto to effect the Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Parent Shareholder Approval.  Parent shall have obtained the Parent Shareholder Approval in accordance with the requirements of Parent’s articles of incorporation and bylaws, the Florida Business Corporation Act and applicable rule of the NYSE;

(b) Target Stockholder Approval.  Target shall have obtained the Target Stockholder Approval in accordance with the requirements of Target’s certificate of incorporation and bylaws, the DGCL and applicable rule of the NYSE;

(c) No Injunctions or Restraints.  No Law, injunction, judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority shall be in effect enjoining, restraining, preventing or prohibiting consummation of the Merger or making the consummation of the Merger illegal;

(d) Registration Statement Effective; Joint Proxy Statement/Prospectus.  The SEC shall have declared the Registration Statement effective. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose, and no similar proceeding in respect of the Joint Proxy Statement/Prospectus, shall have been initiated or threatened in writing by the SEC;

(e) NYSE Listing.  The shares of Parent Common Stock to be issued in the Merger and the transactions contemplated hereby shall have been authorized for listing on the NYSE, subject to official notice of issuance;

(f) HSR Act.  Any waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have expired (the termination or expiration of any such waiting period being referred to as the “Antitrust Approval”); and

(g) Termination.  This Agreement shall not have been terminated in accordance with Article VII.

Section 6.2  Conditions to Obligations of Parent and Merger Sub.  The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction (or waiver by Parent, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties.

(i) The representations and warranties of Target contained in the second, fourth and fifth sentences of Section 3.2(a) of this Agreement and in Section 3.2(b) of this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date;

(ii) Each of the other representations and warranties of Target contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Target Material Adverse Effect, shall be true and correct (x) as of the date of this Agreement and (y) as of the Closing Date as if made on and as of the Closing Date (or, if given as of a specific date, at and as of such date), except, in the case of each of the foregoing clauses (x) and (y), where such failures to be true and correct, taken as a whole, would not reasonably be expected to have a Target Material Adverse Effect; and

(iii) Parent shall have received a certificate signed on behalf of Target by an executive officer of Target to the effect set forth in clauses (i) and (ii);

(b) Performance of Obligations of Target.  Each of Target and its Subsidiaries shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of Target by an executive officer of Target to such effect;

(c) Target ESPP.  The Target-ESPP Related Events shall have occurred, and the Target ESPP shall have been terminated effective as of the Effective Time;

(d) No Adverse Conditions.  There shall not exist any of the conditions described in clauses (x), (y) or (z) of Section 7.1(c)(3);

(e) Target Material Adverse Effect.  No events, occurrences or developments shall have occurred since the Target Balance Sheet Date and be continuing that have had or would reasonably be expected, individually or in the aggregate, to have a Target Material Adverse Effect;

(f) Third Party Consents.  All third-party consents listed on Schedule 6.2(f) shall have been obtained;

(g) Resignations.  Each director of Target and, if requested in writing by Parent not less than five (5) Business Days prior to the Closing Date, of each Subsidiary of Target, in each case, who is not also an employee of Target and/or any of its Subsidiaries shall have resigned or been removed in his or her capacity as a director, effective as of, or prior to, the Closing;

(h) Tax Opinion.  Parent shall have received the opinion of Akerman Senterfitt, counsel to Parent, dated the Closing Date, to the effect that the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel to Parent shall be entitled to rely upon customary representations and assumptions provided by Parent, Merger Co. and the Target that counsel to Parent reasonably deems relevant. If Akerman Senterfitt does not render such opinion, this condition may be satisfied if Hogan & Hartson LLP renders such opinion, relying upon such representations; and

(i) Outstanding Shares of Target Common Stock.  Target shall not have permitted its total issued and outstanding shares of Target Common Stock, calculated on a fully diluted basis, to exceed 16,000,000 shares, provided that solely for purposes of this Section 6.1(i), the term “fully diluted basis” means, as applied to the calculation of the number of shares of Target Common Stock outstanding, after giving effect to (a) all shares of Target Common Stock actually issued and outstanding, (b) all shares of Target Common Stock issuable upon the exercise of any option, warrant, employee stock purchase right or other right to acquire Target Common Stock and (c) all shares of Target Common Stock issuable upon the conversion or exchange of any security convertible into or exchangeable for shares of Target Common Stock outstanding at the time of determination.

Section 6.3  Conditions to Obligations of Target.  The obligation of Target to effect the Merger is further subject to the satisfaction (or waiver by Target, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties.  The representations and warranties of Parent and Merger Sub contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Parent Material Adverse Effect, shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (or, if given as of a specific date, at and as of such date), except (i) for changes expressly permitted by this Agreement or (ii) where such failures to be true and correct, taken as a whole have not had, and would not reasonably be expected to have a Parent Material Adverse Effect and Target shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect;

(b) Performance of Obligations of Parent and Merger Sub.  Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and Target shall have received a certificate signed on behalf of Parent by an executive officer of Parent to such effect;

(c) Parent Material Adverse Effect.  No events, occurrences or developments shall have occurred since the Parent Balance Sheet Date and be continuing that have had or would reasonably be expected, individually or in the aggregate, to have a Parent Material Adverse Effect; and

(d) Tax Opinion.  The Target shall have received the opinion of Hogan & Hartson LLP, counsel to the Target, dated the Closing Date, to the effect that the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel to the Target shall be entitled to rely upon customary representations and assumptions provided by Parent, Merger Co. and the Target that counsel to Parent reasonably deems relevant. If Hogan & Hartson LLP does not render such opinion, this condition may be satisfied if Akerman Senterfitt renders such opinion, relying upon such representations.

ARTICLE VII

TERMINATION

Section 7.1  Termination.  This Agreement may be terminated and the Merger and other Transactions abandoned at any time prior to the Effective Time, whether before or after receipt of Target Stockholder Approval:

(a) by mutual written consent of Parent, Merger Sub and Target;

(b) by either Parent or Target:

(1) if the Merger is not consummated on or before February 15, 2011 (the ‘‘Outside Date”), unless the failure to consummate the Merger is the result of a material breach of this Agreement by the party seeking to terminate this Agreement;

(2) if (i) any Governmental Authority issues an order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the Merger, and such order, decree, ruling or other action is final and non-appealable or (ii) a Law is enacted that is in effect at the time of such termination and renders the Merger illegal in the United States or any State thereof at the time of such termination;

(3) if upon a vote thereon at the Target Stockholders Meeting, the Target Stockholder Approval is not obtained; provided that the right to terminate this Agreement pursuant to this Section 7.1(b)(3) shall not be available to any party seeking termination if, at such time, such party is in material breach of or has materially failed to fulfill its obligations under this Agreement, and such breach or failure is the principal cause of the Target Stockholder Approval not being obtained;

(4) if upon a vote thereon at the Parent Shareholders Meeting, the Parent Shareholder Approval is not obtained; provided that the right to terminate this Agreement pursuant to this Section 7.1(b)(4) shall not be available to any party seeking termination if, at such time, such party is in material breach of or has materially failed to fulfill its obligations under this Agreement, and such breach or failure is the principal cause of the Parent Shareholder Approval not being obtained; or

(c) by Parent:

(1) if Target breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (i) has given rise or would reasonably be expected to give rise to the failure of a condition set forth in Section 6.2(a) or 6.2(b) and (ii) either (x) cannot be cured or (y) has not been cured within 30 days from the date of notice thereof from Parent to Target (provided that the consummation of the Transactions is not then being prevented by the knowing, intentional and material breach by Parent or Merger Sub of any of the representations, warranties or covenants contained in this Agreement);

(2) if the Board of Directors of Target shall (x) make a Target Adverse Recommendation Change or (y) approve or enter into any Target Acquisition Agreement other than in compliance with Section 5.4(c);

(3) if in connection with the grant of an Antitrust Approval relating to the Merger, a Burdensome Condition shall have been imposed;

(4) if Target fails to fulfill the condition set forth in Section 6.2(i) and such failure either (x) cannot be cured or (y) has not been cured within 30 days from the date of notice thereof from parent to Target (provided that the consummation of the Transactions is not then being prevented by the knowing, intentional and material breach by Parent or Merger Sub of any of the representations, warranties or covenants contained in this Agreement);

(d) by Target:

(1) if (A) Target shall have complied with Section 5.4, (B) Target has entered into a definitive Target Acquisition Agreement to effect a Superior Proposal and (C) Target simultaneously pays the Target Termination Fee and pays within the time frame provided the Parent-Related Fees and Expenses, in each case in accordance with Section 7.3(b); or

(2) if Parent or Merger Sub breaches or fails to perform in any material respect any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform (i) has given rise or would reasonably be expected to give rise to the failure of a condition set forth in Section 6.3(a) or 6.3(b) and (ii) either (x) cannot be cured or (y) has not been cured within 30 days from the date of notice thereof from Target to Parent (provided that the consummation of the Transactions is not then being prevented by the knowing, intentional and material breach by Target of any of the representations, warranties or covenants contained in this Agreement).

Section 7.2  Effect of Termination.  In the event of the termination of this Agreement as provided in Section 7.1, written notice thereof shall be given to the other party or parties, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than Sections 5.10, 7.2 and 7.3 and Article VIII, and the Confidentiality Agreement in accordance with their terms, all of which shall survive termination of this Agreement), and there shall be no liability on the part of Parent, Merger Sub or Target or their respective directors, officers and Affiliates in respect of such termination, except as expressly set forth in Section 7.3.

Section 7.3  Fees.

(a) Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated.

(b) In the event of the termination of this Agreement pursuant to Section 7.1(b)(3) or Section 7.1(c)(1), Target shall reimburse Parent, by wire transfer of same-day funds, the reasonable and documented out-of-pocket fees and expenses (not to exceed $2 million) incurred by Parent, Merger Sub and their respective Affiliates in connection with this Agreement and the transactions contemplated hereby, within five (5) Business Days after the date of such termination (the “Parent-Related Fees and Expenses”). In the event of the termination of this Agreement pursuant to Section 7.1(b)(4) or Section 7.1(d)(2), Parent shall reimburse Target, by wire transfer of same-day funds, the reasonable and documented out-of-pocket fees and expenses (not to exceed $2 million) incurred by Target and its respective Affiliates in connection with this Agreement and the transactions contemplated hereby, within five (5) Business Days after the date of such termination (the “Target-Related Fees and Expenses”).

(c) (i) In the event of the termination of this Agreement pursuant to Sections 7.1(c)(2) or 7.1(d)(1) (except, with respect to Section 7.1(c)(2)(x), to the extent otherwise provided in Section 5.4(f)), Target shall pay Parent, by wire transfer of same-day funds, a termination fee of $12 million (the ‘‘Target Termination Fee”) on the date of such termination, and reimburse Parent, by wire transfer of same-day funds, Parent-Related Fees and Expenses, within five (5) Business Days after the date of such termination. In the event of the termination of this Agreement pursuant to Sections 7.1(b)(1), 7.1(b)(3) or 7.1(c)(1), if any Acquisition Proposal which had been received by Target or publicly announced prior to such termination is consummated no later than the 12-month anniversary of the date of such termination, Target shall pay Parent, by wire transfer of same-day funds, the Target Termination Fee, on the date of the consummation of such Acquisition Proposal, and reimburse Parent, by wire transfer of same-day funds, Parent-Related Fees and Expenses, within five (5) Business Days after the date of such consummation. Notwithstanding anything to the contrary in this Agreement, Parent’s receipt of the Target Termination Fee and/or the Parent-Related Fees and Expenses from Target pursuant to and on the terms and conditions provided for in this Section 7.3(c)(i) shall, subject to Section 8.8, be the sole and exclusive remedy of Parent against Target or any of its affiliates or any former, current or future stockholder, controlling person, director, officer, employee, agent or assignee of any of the foregoing for any loss suffered as a result of a termination of this Agreement as described above in this section 7.3(c)(i), and upon payment to Parent of the entire amount of such amounts, no former, current or future stockholder, controlling person, director, officer, employee, agent or assignee of Target or any of its affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement. For the avoidance of doubt, in the event of a termination of this Agreement as described above in this section 7.3(c)(i), under no circumstances will Parent be entitled to monetary damages in excess of the amount of the Termination Fee and/or the Parent-Related Fees and Expenses, as applicable, and in all other cases, Parent and Merger Sub shall be free to pursue any and all remedies under applicable law. Nothing contained herein shall limit Target’s ability to pursue specific performance or monetary damages for breaches of this Agreement by Parent or Merger Sub.

(ii) Nothing in this Agreement, including the preceding provisions of this Section 7.3(c), shall relieve any party from liability for fraud or a knowing and intentional breach of this Agreement. In the event of such fraud or a knowing and intentional breach, the damaged party, on its own behalf and for the benefit of its stockholders, shall be entitled to recover from any parties liable therefor, under any legal theory, all damages caused by such fraud or breach (including, without limitation, consequential damages and any damages measured on the basis of the benefit of the bargain intended to be conferred hereunder), and to obtain any and all other legal and equitable relief whatsoever, including specific performance, that may be available to such party at law or in equity, on its own behalf and for the benefit of its stockholders.

(iii) Each party hereto acknowledges that the amount of actual damages which would be incurred by Parent as a result of a termination of this Agreement pursuant to any of the circumstances set forth in Section 7.3(c)(i) would be difficult to ascertain and that the right of payment under this Section 7.3(c) constitutes a reasonable estimate of such damages. In the event that Parent receives full payment of the Target Termination Fee pursuant to Section 7.3(c)(i), the receipt of such payment shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Parent, any of its Affiliates or any other person in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, subject only to Section 7.3(c)(ii) and Section 8.8.

(d) The parties acknowledge that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement. Accordingly, if either of Target or Parent (the “Obligated Party”) fails to timely pay any amount due to the other (the “Other Party”) pursuant to this Section 7.3, and in order to obtain such payment, the Other Party commences a suit which results in a judgment against the Obligated Party for a payment set forth in this Section 7.3, the Obligated Party shall pay to the Other Party its reasonable costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such suit (and in any suit to collect such costs and expenses), together with pre-judgment interest on the amount due at the prime rate of Citibank, N.A. in effect on the date any such payment was required to be made.

ARTICLE VIII

MISCELLANEOUS

Section 8.1  No Survival of Representations and Warranties.  None of the representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, agreements and other provisions, shall survive the Effective Time, except for those covenants, agreements and other provisions contained herein that by their terms apply or are to be performed in whole or in part by Parent or the Surviving Company after the Effective Time and this Article VIII. The Confidentiality Agreement shall (a) survive termination of this Agreement in accordance with their terms and (b) terminate as of the Effective Time.

Section 8.2  Amendment or Supplement.  This Agreement may be amended by the parties hereto, by action taken or authorized by their respective boards of directors at any time before or after the Target Stockholder Approval, but, after any such approval, no amendment shall be made which by Law or in accordance with the rules of any relevant stock exchange requires further approval by the Target Stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

Section 8.3  Extension of Time, Waiver, Etc.  At any time prior to the Effective Time, any party may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of any other party hereto, (b) extend the time for the performance of any of the obligations or acts of any other party hereto or (c) waive compliance by the other party with any of the agreements contained herein or, except as otherwise provided herein, waive any of such party’s conditions. Notwithstanding the foregoing, no failure or delay by Target, Parent or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 8.4  Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties, except that Parent and Merger Sub may assign all or any of their rights and obligations hereunder to any Affiliate or financing source of Parent or Merger Sub; provided, that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section shall be null and void.

Section 8.5  Counterparts.  This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 8.6  Entire Agreement; No Third-Party Beneficiaries.

(a) This Agreement, the Confidentiality Agreement and the exhibits and schedules hereto and the other agreements and instruments of the parties delivered in connection herewith constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(b) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than Sections 5.10 (which is intended to be for the benefit of the Persons covered thereby), Section 7.3(c)(iii) (which is intended to be for the benefit of the Persons covered thereby and, for the avoidance of doubt, is intended to permit recovery by a party hereto of damages suffered by its stockholders but is not intended to permit such stockholders to be direct parties to an action seeking such recovery) and, following the Effective Time, Article II (which shall be enforceable by the holders of Certificates).

Section 8.7  Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws. Each of Target, Parent and Merger Sub hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of the Court of Chancery in the State of Delaware and any court of appeal therefrom or, if under applicable law exclusive jurisdiction is vested in the federal courts, any court of the United States located in the State of Delaware (the “Chosen Courts”) for any litigation arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Chosen Courts and agrees not to plead or claim in any Chosen Court that such litigation brought therein has been brought in any inconvenient forum. Each of the parties hereto agrees, (i) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party’s agent for acceptance of legal process and (ii) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to (i) or (ii) above shall have the same legal force and effect as if served upon such party personally within the State of Delaware. For purposes of implementing the parties’ agreement to appoint and maintain an agent for service of process in the State of Delaware, each of Parent and Merger Sub does hereby appoint The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware 19801, as such agent. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Chosen Courts, this being in addition to any other remedy to which they are entitled at law or in equity.

(b) IN ANY ACTION OR PROCEEDING ARISING HEREFROM, THE PARTIES HERETO CONSENT TO TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ITS SUCCESSORS AGAINST ANY OTHER PARTY HERETO OR ITS SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR RELATING TO, DIRECTLY OR INDIRECTLY, THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.8  Specific Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedy to which they are entitled at law or in equity (subject to the limitations on such remedies contained elsewhere in this Agreement), the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chosen Courts.

Section 8.9  Notices.  All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, facsimiled (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

If to Target, to:

Cornell Companies, Inc.
1700 West Loop South, Suite 1500
Houston, Texas 77027
Attention: James E. Hyman, Chairman, CEO and President
Facsimile: (713) 335-9110

with copies (which shall not constitute notice) to:

Cornell Companies, Inc.
1700 West Loop South, Suite 1500
Houston, Texas 77027
Attention: Cathryn L. Porter, SVP and General Counsel
Facsimile: (713) 335-9158

Hogan & Hartson LLP
Columbia Square
555 Thirteenth Street, N.W.
Washington, DC 20004
Attention: Stuart G. Stein, Esq.
Facsimile: (202) 637-5910

If to Parent or Sub, to:

The GEO Group, Inc.
621 NW 53rd Street, Suite 700
Boca Raton, Florida 33487
Attention: George C. Zoley, Chairman, CEO and Founder
Facsimile: (561) 893-0101

with copies (which shall not constitute notice) to:

The GEO Group, Inc.
621 NW 53rd Street, Suite 700
Boca Raton, Florida 33487
Attention: John J. Bulfin, General Counsel
Facsimile: (561) 999-7647

Akerman Senterfitt
One Southeast Third Avenue
25th Floor
Miami, Florida 33131
Facsimile No. (305) 374-5095
Attention: Jose Gordo, Esq.

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 P.M. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

Section 8.10  Severability.

If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 8.11  Definitions.

(a) As used in this Agreement, the following terms have the meanings ascribed thereto below:

“Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Business Day” shall mean a day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by Law to be closed.

“Credit Facility” means that certain Amended and Restated Credit Agreement dated October 10, 2007 among Target and its Subsidiaries party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and the lenders party thereto, as such agreement may be amended or replaced from time to time.

“Data” means all information and data, whether in printed or electronic form and whether contained in a database or otherwise, that is used in or held for use in the operation of the business of Target or its Subsidiaries, or that is otherwise material to or necessary for the operation of the business of Target or its Subsidiaries in the manner currently conducted.

“Employee Benefit Plan” means any “employee benefit plan” (as defined in Section 3(3) of ERISA), and all stock purchase, stock option, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation, employee loan and any other employee benefit plan or arrangement.

“Environmental Claims” refers to any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any governmental agency, department, bureau, office or other authority, or any third party involving violations of Environmental Laws or Releases of Hazardous Materials from (i) any assets, properties or businesses of the Target, its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) from or onto any facilities which received Hazardous Materials generated by the Target, its Subsidiaries or any predecessor in interest.

“Environmental Laws” includes the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. 9601 et seq., as amended; the Resource Conservation and Recovery Act (“RCRA”), 42 U.S.C. 6901 et seq., as amended; the Clean Air Act (“CAA”), 42 U.S.C. 7401 et seq., as amended; the Clean Water Act (“CWA”), 33 U.S.C. 1251 et seq., as amended; the Occupational Safety and Health Act (“OSHA”), 29 U.S.C. 655 et seq., and any other federal, state, local or municipal laws, statutes, regulations, rules or ordinances imposing liability or establishing standards of conduct for protection of the environment.

“Environmental Liabilities” means any monetary obligations, losses, liabilities (including strict liability), damages, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable out-of-pocket fees, disbursements and expenses of counsel, out-of-pocket expert and consulting fees and out-of-pocket costs for environmental site assessments, remedial investigation and feasibility studies, natural resources damages, property damages, and personal injuries), civil or criminal penalties fines and, penalties, sanctions and interest incurred as a result of any Environmental Claim filed by any Governmental Authority or any third party which relate to any violations of Environmental Laws, Remedial Actions, Releases or threatened Releases of Hazardous Materials from or onto (i) any property presently or formerly owned, operated or leased by the Target or any of its Subsidiaries or a predecessor in interest of any of the foregoing, or (ii) any facility which received Hazardous Materials generated by the Target or any of its Subsidiaries or a predecessor in interest of any of the foregoing.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall mean generally accepted accounting principles in the United States.

“Governmental Authority” shall mean any government, court, regulatory or administrative agency, commission, department, bureau, office or authority or other governmental instrumentality, whether federal, state or local, domestic, foreign or multinational, or any arbitrator or arbitration body or panel.

“Hazardous Materials” shall include (a) any element, compound, or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, biohazard or infectious waste, special waste, or solid waste under Environmental Laws; (b) petroleum, petroleum-based or petroleum-derived products;

(c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including, but not limited to, corrosivity, ignitibility, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials or building components, including, but not limited to, asbestos-containing materials and manufactured products containing Hazardous Materials.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“IT Systems” means all electronic data processing, information, recordkeeping, communications, telecommunications, account management, inventory management and other computer systems (including all computer programs, software, databases, firmware, hardware and related documentation) and Internet websites.

“Knowledge” shall mean, (i) in the case of Target, the actual (and not the constructive or imputed) knowledge of the individuals listed on Schedule 8.11 of the Target Disclosure Schedules, and (ii) in the case of Parent, the actual (and not the constructive or imputed) knowledge of the individuals listed on Schedule 8.11 of the Parent Disclosure Schedules.

“NYSE” shall mean the New York Stock Exchange.

“Parent Common Stock” shall mean the Common Stock, par value $0.01, of Parent.

“Parent Disclosure Schedules” means the Parent Disclosure Schedules delivered by Parent to Target on the date of this Agreement concurrently with the execution and delivery by the parties hereto of this Agreement. References in Article IV to Schedules mean the Parent Disclosure Schedules.

“Parent Material Adverse Effect” shall mean any changes, circumstances or effects that, individually or in the aggregate, (a) have had a material adverse effect on the business, assets, liabilities, results of operations or condition (financial or otherwise) of Parent and Merger Sub, taken as a whole or (b) materially impair, prevent or delay the ability of Parent and Merger Sub to consummate the Merger and the other Transactions to be performed or consummated by Parent; provided, however, that with respect to clause (a) above, changes, events, occurrences or effects arising out of, resulting from or attributable to the following items shall be disregarded: (i) changes in conditions in the United States economy or capital or financial markets generally, (ii) changes in general legal, regulatory, political, economic or business conditions or changes in GAAP that, in each case, generally affect any industry in the United States in which Parent or any of its Subsidiaries operates (other than those changes that have a materially disproportionate adverse effect on Parent and its Subsidiaries, taken as a whole, relative to other participants in such industry), (iii) the negotiation, execution, announcement or performance of this Agreement or the consummation of the Merger (other than any such impact resulting from a material breach of Section 5.2(a)), (iv) any natural disaster that does not disproportionately affect Parent or its Subsidiaries relative to other participants in the industries in which Parent and its Subsidiaries operate, or (v) any action taken by Parent and its Subsidiaries as expressly contemplated, required or permitted by this Agreement or with Target’s written consent.

“Parent Shareholders” means the holders of Parent Common Stock.

“Permitted Liens” means (i) any lien for taxes, assessments or other governmental charges not yet due and payable, or being contested in good faith by appropriate proceedings described on Schedule 3.14(b) of the Target Disclosure Schedules for which adequate reserves in accordance with GAAP have been made; (ii) any zoning or other restrictions or encumbrances established by a Governmental Authority, provided that such restrictions or encumbrances have not been violated, or are being contested in good faith by appropriate proceedings described on Schedule 3.14(b) of the Target Disclosure Schedules; (iii) workers’ or unemployment compensation liens arising in the ordinary course of business; (iv) landlord’s, mechanic’s, materialman’s, supplier’s, vendor’s or similar statutory liens arising in the ordinary course of business consistent with past practice securing amounts that are not delinquent, or which are being contested in good faith by appropriate proceedings described on Schedule 3.14(b) of the Target Disclosure Schedules; and (v) liens and other security interests arising in connection with the Credit Facility.

“Person” shall mean an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity, including a Governmental Authority.

“Release” means any spilling, leaking, pumping, emitting, emptying, discharging, injecting, escaping, leaching, migrating, dumping, or disposing of Hazardous Materials (including the abandonment or discarding of barrels, containers or other closed receptacles containing Hazardous Materials) into the environment.

“Remedial Action” means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by 42 U.S.C. 9604.

“Senior Notes Indenture” means the Indenture dated, June 23, 2004, between Target, the Subsidiary Guarantors referred to therein and JPMorgan Chase Bank, as trustee, as amended, supplemented or otherwise modified from time to time.

“Special Committee” shall mean the committee of the Board of Directors of Target formed for the purpose of evaluating and making a recommendation to the full Board of Directors of Target with respect to, this Agreement, the Merger and the other Transactions.

“Subsidiary” shall mean any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the equity and more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such party or one or more Subsidiaries of such party or by such party and one or more Subsidiaries of such party; provided, that, for purpose of the representations and warranties of Target set forth in Article III, the term “Subsidiary” shall include, without limitation, Municipal Corrections Finance L.P. and each of its Subsidiaries.

“Target Common Stock” shall mean shares of the Common Stock, $.001 par value per share, of Target.

“Target Disclosure Schedules” means the Target Disclosure Schedules delivered by Target to Parent and Merger Sub on the date of this Agreement concurrently with the execution and delivery by the parties hereto of this Agreement. References in this Agreement (other than Article IV) to Schedules mean the Target Disclosure Schedules.

“Target Material Adverse Effect” shall mean any changes, circumstances or effects that, individually or in the aggregate, (a) have had a material adverse effect on the business, assets, liabilities, results of operations or condition (financial or otherwise) of Target and its Subsidiaries, taken as a whole or (b) materially impair, prevent or delay the ability of Target to consummate the Merger and the other Transactions to be performed or consummated by Target; provided, however, that with respect to clause (a) above, changes, events, occurrences or effects arising out of, resulting from or attributable to the following items shall be disregarded: (i) changes in conditions in the United States economy or capital or financial markets generally, (ii) changes in general legal, regulatory, political, economic or business conditions or changes in GAAP that, in each case, generally affect any industry in the United States related to the correction, detention, education, rehabilitation and treatment services for adults and juveniles (other than those changes that have a materially disproportionate adverse effect on Target and its Subsidiaries, taken as a whole, relative to other participants in such industry), (iii) the negotiation, execution, announcement or performance of this Agreement or the consummation of the Merger, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners or employees (other than any such impact resulting from a material breach of Section 5.1(a)), (iv) any natural disaster that does not disproportionately affect the Target or its Subsidiaries relative to other participants in the industries in which the Target and its Subsidiaries operate, or (v) any action taken by Target and its Subsidiaries as expressly contemplated, required or permitted by this Agreement (subject to the parenthetical in the preceding clause (iii)) or with Parent’s written consent.

“Target Stockholders” means the holders of Target Common Stock.

“Warrant” or “Warrants” means any warrants to purchase or otherwise acquire Target Common Stock.

Section 8.12  Interpretation.

(a) The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Unless otherwise indicated herein, any statute defined or referred to herein or in any agreement or instrument that is referred to herein means such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes. References to a Person are also to its permitted successors and assigns. Unless otherwise indicated herein, any reference herein to a Schedule shall be to the corresponding Schedule of the Target Disclosure Schedules.

(b) The parties hereto have participated collectively in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, it is the intention of the parties hereto that this Agreement shall be construed as collectively drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

CORNELL COMPANIES, INC.

By:	/s/ James E. Hyman
Name:     James E. Hyman

Title:	CEO

THE GEO GROUP, INC.

By:	/s/ George Zoley
Name:     George Zoley

Title:	Chairman and CEO

GEO ACQUISITION III, INC.

By:	/s/ George Zoley
Name:     George Zoley

Title:	President

Annex B

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is entered into as of April 18, 2010, among The GEO Group, Inc., a Florida corporation (“GEO”) and the other parties identified on the signature pages hereto (each, a “Stockholder”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement and Plan of Merger dated as of the date hereof (the “Merger Agreement”), among Cornell Companies, Inc., a Delaware corporation (“Target”), GEO and GEO Acquisition III, Inc., a Delaware corporation (“Merger Sub”).

WITNESSETH:

WHEREAS, as of the date of this Agreement, each Stockholder beneficially owns (as defined herein) that number of shares of common stock, par value $.001 per share, of Target (“Common Stock”) set forth opposite the name of such Stockholder in the second column of Annex I hereto;

WHEREAS, simultaneously herewith, Target, GEO, and Merger Sub are entering into the Merger Agreement, pursuant to which Merger Sub will be merged with and into the Target (the “Merger”), with the Target being the Surviving Company following the Merger; and

WHEREAS, as a condition to the willingness of GEO and Merger Sub to enter into the Merger Agreement, and as an inducement and in consideration therefor, the Stockholders are executing this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1  Certain Definitions.  For purposes of this Agreement, the following terms shall have the following meanings:

(a) ”beneficially own” shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act) (including, but not limited to, the entitlement to dispose of (or to direct the disposition of) and to vote (or to direct the voting of)). For purposes of this Agreement, the terms “beneficially owns” and “beneficially owned” shall have correlative meanings.

(b) ”Representative” means, with respect to any particular Person, any director, officer, employee, investment banker, attorney or other advisor or representative of such Person.

(c) ”Subject Shares” means, with respect to any particular Person, the shares of Common Stock beneficially owned by such Person as of the date of this Agreement (including, without limitation, any shares of Common Stock set forth opposite the name of such Person in the second column of Annex I hereto), together with any other shares of Common Stock the voting power over which is directly or indirectly acquired by such Person at any one or more times prior to the termination of this Agreement pursuant to the terms hereof.

(d) ”Transfer” means, with respect to a security, the sale, grant, assignment, transfer, pledge, hypothecation, encumbrance, constructive sale, or other disposition of such security or the beneficial ownership thereof or any economic interest therein (including by operation of law), or the entry into of any contract, agreement or other obligation to effect any of the foregoing, including, for purposes of this Agreement, the transfer or sharing of any voting power of such security.

ARTICLE II

VOTING AGREEMENT AND IRREVOCABLE PROXY

Section 2.1  Agreement to Vote the Subject Shares.

(a) From and after the date hereof, at any meeting of the Target’s stockholders (or any adjournment or postponement thereof), however called, or in connection with any action by written consent or other action of the Target’s stockholders, each Stockholder shall vote (or cause to be voted) all of the Stockholder’s Subject Shares:

(i) in favor of the adoption and approval of the terms of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof);

(ii) against any action, proposal, transaction or agreement that would directly or indirectly result in a breach of any covenant, representation, warranty or other obligation or agreement of Target set forth in the Merger Agreement or of the Stockholder set forth in this Agreement; and

(iii) except with the prior written consent of GEO, against the following actions or proposals (other than the Merger and the other transactions contemplated by the Merger Agreement): (A) any Acquisition Proposal; (B) any material change in the present capitalization of Target or any amendment of Target’s certificate of incorporation or bylaws; (C) any other material change in Target’s corporate structure or business; or (D) any other action or proposal involving Target or any of its Subsidiaries that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect the Merger or the other transactions contemplated by the Merger Agreement.

ARTICLE III

RESTRICTION ON TRANSFER; OTHER ACQUISITION PROPOSALS

Section 3.1  Restriction on Transfer.  Each Stockholder hereby agrees that, from and after the date hereof, such Stockholder shall not, and shall cause such Stockholder’s Affiliates not to, directly or indirectly (other than pursuant to the Merger Agreement) tender into any tender or exchange offer or otherwise directly or indirectly Transfer any Subject Shares (or any rights, options or warrants to acquire or dispose of shares of Common Stock), (b) grant any proxies with respect to such Stockholder’s Subject Shares, deposit such Stockholder’s Subject Shares into a voting trust, enter into a voting agreement with respect to any of such Stockholder’s Subject Shares or otherwise restrict the ability of such Stockholder freely to exercise all voting rights with respect thereto; make, or in any way participate in, directly or indirectly, any “solicitation” of “proxies” (as such terms are used in the rules of the Securities and Exchange Commission) to vote (including by consent), or seek to advise or influence any Person with respect to the voting of, any voting securities of Target (including, without limitation, by making publicly known the position of such Stockholder or any of its Affiliates on any matter presented to stockholders of Target), other than to recommend that stockholders of Target vote in favor of the Merger and the Merger Agreement; (d) form, join or in any way participate in a “group” (as defined in Section 13(d)(3) under the Exchange Act) in connection with any of the foregoing; or (e) otherwise take, directly or indirectly, any actions with the purpose or effect of avoiding or circumventing any provision of this Section 3.1. The foregoing notwithstanding, any Stockholder may Transfer any Subject Shares to any Person who, as a condition to and part of such Transfer, executes and delivers a counterpart of this Agreement or otherwise agrees in writing (in form and substance reasonably satisfactory to GEO) to join in, be bound by and comply with this Agreement with respect to such Subject Shares.

Section 3.2  Dividends, Distributions, Etc.  In the event of a stock dividend or distribution, or any change in the Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term “Subject Shares” shall be deemed to refer to and include the Subject Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction.

Section 3.3  Acquisition Proposals.

(a) Each Stockholder shall not, and each Stockholder shall use its reasonable best efforts to cause its and its Affiliates’ Representatives not to, (i) solicit, initiate or knowingly encourage the submission of any Acquisition Proposal, (ii) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, or any other agreement, arrangement or understanding, relating in any respect to any Acquisition Proposal or (iii) participate in any substantive discussions or negotiations regarding, or furnish to any Person or provide any Person with access to, any material non-public information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal. Each Stockholder shall promptly take the steps necessary to inform its Representatives (and those of its Affiliates) of the obligations undertaken by such Stockholder in this Section 3.3 and each Stockholder agrees that it shall be responsible for any breach of this Section 3.3 by such Representatives as if such Representatives were parties to this Section 3.3.

(b) In the case of each Stockholder, in addition to the obligations of such Stockholder set forth in Section 3.3(a), such Stockholder shall promptly advise GEO of any request made of such Stockholder or any of its Affiliates for information or the submission or receipt of any Acquisition Proposal, or any inquiry with respect to or that could lead to any Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the Person making any such request, Acquisition Proposal or inquiry and the response or responses of such Stockholder and any of its Affiliates thereto. Each Stockholder shall keep GEO fully informed on a prompt and reasonably current basis as to the status and details (including amendments or proposed amendments) of any such request, Acquisition Proposal or inquiry. Each Stockholder shall promptly provide to GEO copies of all written correspondence or other written material, including material in electronic written form, between such Stockholder or any of its Affiliates, on the one hand, and any Person making any such request, Acquisition Proposal or inquiry, on the other hand. Upon the execution by any Stockholder of this Agreement, such Stockholder and each of its Affiliates will immediately cease, and such Stockholder will cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore by such Stockholder or any of its Affiliates with respect to any of the foregoing, and such Stockholder will promptly request that all Persons provided confidential information concerning Target and its Subsidiaries pursuant to a confidentiality agreement with such Stockholder or any of its Affiliates return to Target all such confidential information, without keeping copies thereof (if permissible under such agreement), in accordance with such confidentiality agreement.

(c) The foregoing shall not restrict or limit the ability of any Stockholder who is director of Target to take any action in his or her capacity as a director of Target to the extent expressly permitted by the Merger Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES
OF EACH STOCKHOLDER

Each Stockholder hereby represents and warrants, severally but not jointly, to GEO as follows:

Section 4.1  Due Organization, etc.  Except for those Stockholders who are natural persons, such Stockholder is duly organized and validly existing under the laws of the jurisdiction of formation. Such Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by such Stockholder have been duly authorized by all necessary action on the part of such Stockholder. This Agreement, assuming the due authorization, execution and delivery by GEO, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as limited by the application of bankruptcy, moratorium and other laws affecting creditors’ rights generally and as limited by the availability of specific performance and the application of equitable principles.

Section 4.2  Ownership of Subject Shares.

(a) As of the date of this Agreement, (i) such Stockholder is the beneficial owner of the aggregate number of shares of Common Stock set forth opposite the name of such Stockholder in the second column of Annex I hereto (“Scheduled Shares”) and (ii) each Person set forth opposite the name of such Stockholder in the third column of Annex I hereto (a “Record Owner”) is the record owner of such Stockholder’s Scheduled Shares.

(b) As of the date hereof, each Record Owner with respect to such Stockholder (i) has the sole power to vote or cause to be voted such shares (or, if such Record Owner is not such Stockholder, such Record Owner, together with such Stockholder and any other Stockholders the names of which are set forth opposite such shares on Annex I, have the shared power to cause such shares to be voted), and (ii) has good and valid title to such shares of Common Stock, free and clear of any and all pledges, mortgages, liens, charges, proxies, voting agreements, encumbrances, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those created by this Agreement.

Section 4.3  No Conflicts.  (i) No filing with any Governmental Authority and no authorization, consent or approval of any other Person is necessary for the execution of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of the organizational documents of such Stockholder, if any, (B) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound or by which any of the Subject Shares of such Stockholder or any of its Affiliates may be bound, (C) result in the creation of, or impose any obligation on such Stockholder or any of its Affiliates to create, any Lien upon the Subject Shares of such Stockholder or any of its Affiliates, or (D) violate any applicable law, except for any of the foregoing as does not and could not reasonably be expected to impair such Stockholder’s ability to perform its obligations under this Agreement.

Section 4.4  Total Shares.  Such Stockholder’s Scheduled Shares are the only shares of any class or series of capital stock of Target or any Subsidiary thereof of which such Stockholder is the record or beneficial owner or which such Stockholder has the right, power or authority (sole or shared) to sell or vote, and such Stockholder does not have any right to acquire, nor is it the beneficial owner of, any other shares of any class or series of capital stock of Target or any Subsidiary thereof or any securities convertible into, or exchangeable or exercisable for, any shares of any class or series of capital stock of Target or any Subsidiary thereof.

Section 4.5  Absence of Litigation.  There is no legal or administrative proceedings, claims, suits or actions pending or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder or any of its Affiliates before or by any Governmental Authority that could reasonably be expected to materially impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

Section 4.6  Finder’s Fees.  No investment banker, broker, finder or other intermediary is entitled to a fee or commission from GEO, Merger Sub or Target in respect of this Agreement based upon any arrangement made by or on behalf of such Stockholder.

Section 4.7  Reliance by GEO.  Such Stockholder understands and acknowledges that GEO is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by such Stockholder.

ARTICLE V

REPRESENTATIONS AND WARRANTIES
OF GEO

GEO hereby represents and warrants to the Stockholders as follows:

Section 5.1  Due Organization, etc.  GEO is a corporation duly organized and validly existing under the laws of the State of Florida. GEO has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by GEO have been duly authorized by all necessary corporate action on the part of GEO.

Section 5.2  Conflicts.  (i) No filing with any Governmental Authority, and no authorization, consent or approval of any other Person is necessary for the execution of this Agreement by GEO and the consummation by GEO of the transactions contemplated hereby and (ii) neither the execution and delivery of this Agreement by GEO nor the consummation by GEO of the transactions contemplated hereby shall (A) conflict with or result in any breach of the organizational documents of GEO, (B) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which GEO is a party or by which GEO or any of its assets may be bound, or (C) violate any applicable law, except for any of the foregoing as does not and could not reasonably be expected to impair GEO’s ability to perform its obligations under this Agreement.

ARTICLE VI

TERMINATION

Section 6.1  Termination.

(a) Subject to Section 6.1(b), this Agreement shall terminate and none of GEO or any Stockholder shall have any rights or obligations hereunder upon the earliest to occur of: (i) the termination of this Agreement by mutual written consent of GEO and the Stockholders, (ii) the Effective Time and (iii) the termination of the Merger Agreement in accordance with its terms.

(b) Notwithstanding the foregoing, (i) the termination of this Agreement shall not prevent any party hereunder from seeking any remedies (whether at law or in equity) against any other party hereto for such party’s breach of any of the terms of this Agreement and (ii) Article VII (other than Section 7.2) of this Agreement shall survive the termination of this Agreement.

ARTICLE VII

MISCELLANEOUS

Section 7.1  Appraisal Rights.  To the extent permitted by applicable law, each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have under applicable law.

Section 7.2  Publication.  Each Stockholder hereby permits Target to publish and disclose in the Proxy Statement (including all documents and schedules filed with the SEC) its identity and ownership of shares of Common Stock and the nature of its commitments, arrangements and understandings pursuant to this Agreement; provided, however, that such publication and disclosure shall be subject to the prior review and comment by such Stockholder.

Section 7.3  Further Actions.  Each of the parties hereto agrees that it will use its reasonable best efforts to do all things necessary to effectuate the intent and provisions of this Agreement.

Section 7.4  Notices.  All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) if personally delivered, on the date of delivery, (ii) if delivered by express courier service of national standing (with charges prepaid), on the Business Day following the date of delivery to such courier service, (iii) if deposited in the United States mail, first-class postage prepaid, on the fifth Business Day following the date of such deposit, or (iv) if delivered by telecopy, upon confirmation of successful transmission, (x) on the date of such transmission, if such transmission is completed at or prior to 5:00 p.m., local time of the recipient party, on that date, and (y) on the next Business Day following the date of transmission, if such transmission is completed after 5:00 p.m., local time of the recipient party, on such date. Notices, demands and communications to any party hereto shall, unless another address or facsimile number is specified in writing pursuant to the provisions hereof, be sent to the address or facsimile number indicated below:

If to GEO to:

The GEO Group, Inc.
621 Northwest 53rd Street
Boca Raton, Florida 33487
Facsimile No: (561) 999-7647
Attention: John Bulfin

with a copy (which shall not constitute notice) to

Akerman Senterfitt
One Southeast Third Avenue, 25th Floor
Miami, Florida 33131
Facsimile No: (305) 374-5095
Attention: Jose Gordo
Stephen K. Roddenberry

If to any Stockholder, to the address or facsimile number set forth opposite the name of such Stockholder on Annex II hereto.

Section 7.5  Assignment; Binding Effect.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties hereto without the prior written consent of the other parties, except that GEO may assign all or any of its rights and obligations hereunder to any Affiliate or financing source of GEO or Merger Sub; provided, that no such assignment shall relieve the assigning party of its obligations hereunder if such assignee does not perform such obligations. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section shall be null and void.

Section 7.6  Third Party Beneficiaries.  Notwithstanding anything contained in this Agreement to the contrary, except for Section 7.2 (solely in the case of Target as the intended beneficiary thereof), nothing in this Agreement, expressed or implied, is intended to or shall confer on any Person, other than the parties hereto or their respective permitted successors and assigns, any rights, benefits, remedies, obligations or liabilities whatsoever under or by reason of this Agreement.

Section 7.7  Amendments.  This Agreement may not be modified, amended, altered or supplemented with respect to any Stockholder, except upon the execution and delivery of a written agreement executed by GEO and such Stockholder. This Agreement may not be modified, amended, altered or supplemented with respect to GEO, except upon the execution and delivery of a written agreement executed by GEO.

Section 7.8  Entire Agreement.  This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect thereto.

Section 7.9  Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) All disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

(b) Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of the courts of the State of Delaware and of the United States District Court for the District of Delaware and any court of appeal therefrom (the “Chosen Courts”) for any litigation arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Chosen Courts and agrees not to plead or claim in any Chosen Court that such litigation brought therein has been brought in any inconvenient forum. Each of the parties hereto agrees that service of process may be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to the foregoing sentence shall have the same legal force and effect as if served upon such party personally within the State of Delaware.

(c) Each of the parties hereto irrevocably waive any and all rights to trial by jury in any proceedings arising out of or related to this Agreement or the transactions contemplated hereby.

Section 7.10  Fee and Expenses.  Except as otherwise provided herein, whether or not the Merger is consummated, all costs and expenses incurred by a party hereto in connection with this Agreement and the transactions contemplated hereby shall be paid and borne by such party.

Section 7.11  Headings.  Headings of the articles and sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

Section 7.12  Interpretation.  In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders and words denoting natural Persons shall include corporations and partnerships and vice versa. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be understood to be followed by the words “without limitation.”

Section 7.13  Waivers.  No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, nor any failure or delay on the part of any party hereto in the exercise of any right hereunder, shall be deemed to constitute a waiver by the party taking such action of compliance of any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

Section 7.14  Severability.  Any term or provision of this Agreement that is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

Section 7.15  Enforcement of this Agreement.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Chosen Courts, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 7.16  Counterparts.  This Agreement may be executed by the parties hereto in two or more separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original. All such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 7.17  Capacity as a Stockholder.  This Agreement shall apply to each Stockholder who is a director or officer of Target solely in his or her capacity as a Stockholder of Target and not in his or her capacity as a director or officer of Target. Nothing contained in this Agreement shall be deemed to apply to, or limit in any manner, the obligations of any such Stockholder to comply with his or her fiduciary duties as a director of Target.

Section 7.18  No Agreement among Stockholders.  This Agreement is being entered into by each Stockholder with GEO and does not represent an agreement, commitment, arrangement or understanding with or to any other Stockholder, and the agreements and undertakings of each Stockholder contained herein shall be enforceable only by GEO and its successors and permitted assigns.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be duly executed as of the day and year first above written.

THE GEO GROUP, INC.

By:	/s/ George Zoley
Name:     George Zoley

Title:	Chairman and CEO

NORTH STAR PARTNERS, L.P. ,
By NS Advisors, LLC, as general partner

By:	/s/ Andrew R. Jones
Name:     Andrew R. Jones

Title:	Managing Member

NORTH STAR PARTNERS II, L.P.,
By NS Advisors, LLC, as general partner

By:	/s/ Andrew R. Jones
Name:     Andrew R. Jones

Title:	Managing Member

WYNNEFIELD PARTNERS SMALL
CAP VALUE, L.P.,
By: Wynnefield Capital Management, L.L.C.,
as general partner

By:	/s/ Nelson Obus
Name:     Nelson Obus

Title:	General Partner

WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

By:	/s/ Joshua Landes
Name:     Joshua Landes

Title:

WYNNEFIELD PARTNERS SMALL CAP VALUE L.P. I,
By: Wynnefield Capital Management, L.L.C.,
as general partner

By:	/s/ Nelson Obus
Name:     Nelson Obus

Title:	General Partner

CHANNEL PARTNERSHIP II, L.P.,

By:	/s/ Nelson Obus
Name:     Nelson Obus

Title:	General Partner

WYNNEFIELD CAPITAL MANAGEMENT, L.L.C.

By:	/s/ Nelson Obus
Name:     Nelson Obus

Title:	Managing Member

WYNNEFIELD CAPITAL, INC.

By:	/s/ Nelson Obus
Name:     Nelson Obus

Title:	President

Annex I

Scheduled Shares

	Subject
	Shares	Beneficial
	Beneficially	Ownership	Holder of	Certificate
Stockholder	Owned	Percentage	Record	Number

Wynnefield Capital, Inc.	797,600	5.3%	[Cede & Co.]	N/A
Wynnefield Capital Management, LLC	1,200,519	8.0%	[Cede & Co.]	N/A
Channel Partnership II, L.P.	30,800	0.2%	[Cede & Co.]	N/A
Wynnefield Partners Small Cap Value L.P. I	624,319	4.2%	[Cede & Co.]	N/A
Wynnefield Small Cap Value Offshore Fund, LTD.	797,600	5.3%	[Cede & Co.]	N/A
Wynnefield Partners Small Cap Value, L.P.	576,200	3.9%	[Cede & Co.]	N/A
North Star Partners, L.P.	339,599	2.3%	[Cede & Co.]	N/A
North Star Partners II, L.P.	369,264	2.5%	[Cede & Co.]	N/A

Annex II

Notices

If to any of the Wynnefield entities or Channel Partnership II, L.P.:

c/o Wynnefield Capital Inc.
450 Seventh Avenue, Suite 509
New York, NY 10123
Attention: Nelson Obus
Facsimile: (212) 760-0824

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP
200 Park Avenue, 14th Floor
New York, NY 10166
Attention: Shahe Sinanian, Esq.
Facsimile: (212) 801-6400

If to North Star Partners, L.P. or North Star Partners II, L.P.:

North Star Partners, L.P. or North Star Partners II, L.P.
274 Riverside Avenue
Westport, Connecticut 06880
Attention: Andrew Jones
Facsimile: (203) 227-3838

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP
200 Park Avenue, 14th Floor
New York, NY 10166
Attention: Shahe Sinanian, Esq.
Facsimile: (212) 801-6400

ANNEX C

[LETTERHEAD OF BARCLAYS CAPITAL]

April 18, 2010

Board of Directors
The GEO Group, Inc.
621 Northwest 53rd Street, Suite 700
Boca Raton, Florida 33487
Members of the Board of Directors:

We understand that The GEO Group, Inc. (“GEO”) intends to enter into a transaction (the “Proposed Transaction”) with Cornell Companies, Inc. (“Cornell”) pursuant to which GEO Acquisition III, Inc., a wholly owned subsidiary of GEO (“Merger Sub”), will be merged with and into Cornell. As more fully described in the Agreement (as defined below), each outstanding share of the common stock of Cornell (“Cornell Common Stock”) will be converted into the right to receive, at the option of the holder thereof, either (i) 1.30 shares (such number of shares, the “Stock Consideration”) of the common stock of GEO (“GEO Common Stock”) or (ii) an amount in cash equal to the greater of (a) the value of 1.0 share of GEO Common Stock based on the average of such stock’s daily closing prices for the 10-trading day period ending 10 business days prior to the closing date of the Transaction (such amount, the “fair market value”) plus $6.00 or (b) the fair market value of 1.3 shares of GEO Common Stock (such cash amount, the “Cash Consideration” and, together with the Stock Consideration, the “Consideration”), subject to certain limitations and proration procedures set forth in the Agreement (as to which we express no opinion), including that no more than 20% of the outstanding shares of Cornell Common Stock may be converted into the right to receive the Cash Consideration and that GEO may elect to pay no more than $100 million in cash to holders of Cornell Common Stock in the Transaction. The terms and conditions of the Proposed Transaction are set forth in more detail in an Agreement and Plan of Merger, dated as of April 18, 2010 (the “Agreement”), among GEO, Merger Sub and Cornell. The summary of the Proposed Transaction set forth above is qualified in its entirety by the terms of the Agreement.

We have been requested by the Board of Directors of GEO to render our opinion with respect to the fairness, from a financial point of view, to GEO of the Consideration to be paid by GEO in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, GEO’s underlying business decision to proceed with or effect the Proposed Transaction or the likelihood of consummation of the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons, relative to the Consideration to be paid in the Proposed Transaction or otherwise.

In arriving at our opinion, we reviewed and analyzed: (1) the Agreement and the specific financial terms of the Proposed Transaction; (2) publicly available information concerning Cornell and GEO that we believe to be relevant to our analysis, including Cornell’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, GEO’s Annual Report on Form 10-K for the fiscal year ended January 3, 2010 and other relevant filings with the Securities and Exchange Commission; (3) financial and operating information with respect to the business, operations and prospects of GEO furnished to us by GEO, including financial projections of GEO prepared by the management of GEO (the “GEO Projections”); (4) financial and operating information with respect to the business, operations and prospects of Cornell furnished to us by Cornell and GEO, including financial projections of Cornell prepared by the management of Cornell (the “Cornell Projections”) and certain adjustments thereto prepared by the management of GEO reflecting more conservative assumptions and estimates as to the future financial performance of Cornell (the “Adjusted Cornell Projections”); (5) published estimates of independent research analysts with respect to the future financial performance of GEO and Cornell; (6) trading histories of Cornell Common Stock and GEO Common Stock from April 15, 2009 to April 16, 2010 and a comparison of those trading histories with each other; (7) a comparison of certain financial data of Cornell and GEO with each other and with those of other companies that we deemed relevant; (8) a comparison of the financial terms of the Proposed Transaction with the

Board of Directors
The GEO Group, Inc.

financial terms of certain other transactions that we deemed relevant; (9) the relative contributions of Cornell and GEO to the future financial performance of the combined company on a pro forma basis; and (10) the potential pro forma financial impact of the Proposed Transaction on the future financial performance of the combined company, including the amount and timing of cost savings expected by the management of GEO to result from the Proposed Transaction (the “Cost Savings”). In addition, we have had discussions with the managements of GEO and Cornell concerning their respective businesses, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information and have further relied upon the assurances of the managements of GEO and Cornell that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Cornell Projections, upon the advice of Cornell, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Cornell as to the future financial performance of Cornell. With respect to the Adjusted Cornell Projections and the GEO Projections, upon the advice of GEO, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of GEO as to the future financial performance of Cornell and GEO and that Cornell and GEO will perform substantially in accordance with such projections, and we have relied on the Adjusted Cornell Projections and the GEO Projections in arriving at our opinion. In addition, upon the advice of GEO, we have assumed that the amounts and timing of the Cost Savings are reasonable and will be realized in accordance with such estimates. We assume no responsibility for and we express no view as to any projections or estimates reviewed by us or the assumptions on which they are based. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of Cornell or GEO and have not made or obtained any evaluations or appraisals of the assets or liabilities (contingent or otherwise) of Cornell or GEO. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter. We express no opinion as to the prices at which shares of GEO Common Stock or Cornell Common Stock will trade at any time following the announcement of the Proposed Transaction or the prices at which shares of GEO Common Stock will trade at any time following the consummation of the Proposed Transaction.

We have assumed the accuracy of the representations and warranties contained in the Agreement and all agreements related thereto. We also have assumed, upon the advice of GEO, that all material governmental, regulatory and third party approvals, consents and releases for the Proposed Transaction will be obtained within the constraints contemplated by the Agreement and that the Proposed Transaction will be consummated in accordance with its terms without waiver, modification or amendment of any material term, condition or agreement thereof. Our opinion does not in any manner address the form or structure of the Proposed Transaction, the form or structure of the Consideration or any election, limitations or proration procedures relating thereto. We also do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that GEO has obtained such advice as it deemed necessary from qualified professionals.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Consideration to be paid by GEO in the Proposed Transaction is fair to GEO.

We have acted as financial advisor to GEO in connection with the Proposed Transaction and will receive a fee for our services, a portion of which is payable upon execution of the Agreement and a portion of which is contingent upon the consummation of the Proposed Transaction. In addition, GEO has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. We and our affiliates have performed various investment banking and financial services for GEO in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services. Specifically, in the past two years,

Board of Directors
The GEO Group, Inc.

we and our affiliates have acted as (i) joint book runner on certain debt offerings of GEO and (ii) a financial advisor to GEO in connection with GEO’s share buy-back program. Barclays Capital Inc. and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of GEO, Cornell and certain of their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Board of Directors of GEO and is rendered to the Board of Directors of GEO in connection with its evaluation of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Proposed Transaction or any related matter.

Very truly yours,

/s/  Barclays Capital Inc
BARCLAYS CAPITAL INC.

ANNEX D

[LETTERHEAD OF BOFA MERRILL LYNCH]

April 18, 2010

The Board of Directors
The GEO Group, Inc.
621 Northwest 53rd Street, Suite 700
Boca Raton, Florida 33487
Members of the Board of Directors:

We understand that The GEO Group, Inc. (“GEO”) proposes to enter into an Agreement and Plan of Merger, dated as of April 18, 2010 (the “Agreement”), among GEO, GEO Acquisition III, Inc., a wholly owned subsidiary of GEO (“Merger Sub”), and Cornell Companies, Inc. (“Cornell) pursuant to which, among other things, Merger Sub will merge with and into Cornell (the “Transaction”). As more fully described in the Agreement, each outstanding share of the common stock, par value $0.001 per share, of Cornell (“Cornell Common Stock”) will be converted into the right to receive, at the option of the holder thereof, either (i) 1.30 shares (such number of shares, the “Stock Consideration”) of the common stock, par value $0.01 per share, of GEO (“GEO Common Stock”) or (ii) an amount in cash equal to the greater of (a) the value of 1.0 share of GEO Common Stock based on the average of such stock’s daily closing prices for the 10-trading day period ending 10 business days prior to the closing date of the Transaction (such amount, the “fair market value”) plus $6.00 or (b) the fair market value of 1.3 shares of GEO Common Stock (such cash amount, the “Cash Consideration” and, together with the Stock Consideration, the “Consideration”), subject to certain limitations and proration procedures set forth in the Agreement (as to which we express no opinion), including that no more than 20% of the outstanding shares of Cornell Common Stock may be converted into the right to receive the Cash Consideration and that GEO may elect to pay no more than $100 million in cash to holders of Cornell Common Stock in the Transaction. The terms and conditions of the Transaction are more fully set forth in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to GEO of the Consideration to be paid by GEO in the Transaction.

In connection with this opinion, we have, among other things:

(i)	reviewed certain publicly available business and financial information relating to Cornell and GEO;

(ii)	reviewed certain internal financial and operating information with respect to the business, operations and prospects of Cornell furnished to or discussed with us by the management of Cornell, including certain financial forecasts relating to Cornell prepared by the management of Cornell (such forecasts, the “Cornell Forecasts”);

(iii)	reviewed an alternative version of the Cornell Forecasts incorporating certain adjustments thereto made by the management of GEO (the “Adjusted Cornell Forecasts”) and discussed with the management of GEO its assessments as to the relative likelihood of achieving the future financial results reflected in the Cornell Forecasts and the Adjusted Cornell Forecasts;

(iv)	reviewed certain internal financial and operating information with respect to the business, operations and prospects of GEO furnished to or discussed with us by the management of GEO, including certain financial forecasts relating to GEO prepared by the management of GEO (such forecasts, the “GEO Forecasts”);

(v)	reviewed certain estimates as to the amount and timing of cost savings (the “Cost Savings”) anticipated by the management of GEO to result from the Transaction;

(vi)	discussed the past and current business, operations, financial condition and prospects of Cornell with members of senior managements of Cornell and GEO, and discussed the past and current

The Board of Directors
The GEO Group, Inc.

business, operations, financial condition and prospects of GEO with members of senior management of GEO;

(vii)	discussed with the management of GEO its assessments as to (a) Cornell’s existing and future relationships, agreements and arrangements with, and GEO’s ability to retain, key management contracts of Cornell and (b) the ability of GEO to integrate the businesses of GEO and Cornell;

(viii)	reviewed the potential pro forma financial impact of the Transaction on the future financial performance of GEO, including the potential effect on GEO’s estimated earnings per share, both before and after taking into account potential Cost Savings;

(ix)	reviewed the trading histories of Cornell Common Stock and GEO Common Stock and a comparison of such trading histories with each other;

(x)	compared certain financial and stock market information of Cornell and GEO with similar information of other companies we deemed relevant;

(xi)	compared certain financial terms of the Transaction to financial terms, to the extent publicly available, of other transactions we deemed relevant;

(xii)	reviewed the relative financial contributions of Cornell and GEO to the future financial performance of the combined company on a pro forma basis;

(xiii)	reviewed the Agreement; and

(xiv)	performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the managements of GEO and Cornell that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Cornell Forecasts, we have been advised by Cornell, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Cornell as to the future financial performance of Cornell. With respect to the Adjusted Cornell Forecasts, GEO Forecasts and Cost Savings, we have assumed, at the direction of GEO, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of GEO as to the future financial performance of Cornell and GEO and the other matters covered thereby and, based on the assessments of the management of GEO as to the relative likelihood of achieving the future financial results reflected in the Cornell Forecasts and the Adjusted Cornell Forecasts, we have relied, at the direction of GEO, on the Adjusted Cornell Forecasts for purposes of our opinion. We also have relied, at the direction of GEO, on the assessments of the management of GEO as to GEO’s ability to achieve the Cost Savings and have been advised by GEO, and have assumed, that the Cost Savings will be realized in the amounts and at the times projected. We further have relied, at the direction of GEO, upon the assessments of the management of GEO as to Cornell’s existing and future relationships, agreements and arrangements with, and GEO’s ability to retain, key management contracts of Cornell and as to the ability of GEO to integrate the businesses of GEO and Cornell and have assumed that there will be no developments with respect to any such matters that would have an adverse effect on Cornell, GEO or the contemplated benefits of the Transaction.

We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Cornell or GEO, nor have we made any physical inspection of the properties or assets of Cornell or GEO. We have not evaluated the solvency or fair value of Cornell or GEO under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of GEO, that the Transaction will be consummated in accordance with its terms, without waiver, modification or amendment of any

The Board of Directors
The GEO Group, Inc.

material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on Cornell, GEO or the contemplated benefits of the Transaction. We also have assumed, at the direction of GEO, that the Transaction will qualify for federal income tax purposes as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

We express no view or opinion as to any terms or other aspects of the Transaction (other than the Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Transaction, the form or structure of the Consideration or any election, limitations or proration procedures relating thereto. Our opinion is limited to the fairness, from a financial point of view, to GEO of the Consideration to be paid in the Transaction and no opinion or view is expressed with respect to any consideration received in connection with the Transaction by the holders of any class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Transaction, or class of such persons, relative to the Consideration. Furthermore, no opinion or view is expressed as to the relative merits of the Transaction in comparison to other strategies or transactions that might be available to GEO or in which GEO might engage or as to the underlying business decision of GEO to proceed with or effect the Transaction. We are not expressing any opinion as to what the value of GEO Common Stock actually will be when issued or the prices at which GEO Common Stock or Cornell Common Stock will trade at any time, including following announcement or consummation of the Transaction. We also are not expressing any view or opinion with respect to, and have relied, with the consent of GEO, upon the assessments of GEO’s management regarding, legal, regulatory, accounting, tax or similar matters relating to Cornell, GEO or the Transaction as to which we understand that GEO obtained such advice as GEO deemed necessary from qualified professionals. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Transaction or any related matter.

We have acted as financial advisor to GEO in connection with the Transaction and will receive a fee for our services, a portion of which is payable upon execution of the Agreement and a significant portion of which is contingent upon consummation of the Transaction. In addition, GEO has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of GEO, Cornell and certain of their respective affiliates.

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to GEO and have received or in the future may receive compensation for the rendering of these services, including (i) having acted as joint book runner on certain debt offerings of GEO and as dealer manager for a tender offer undertaken by GEO for certain of its outstanding notes, (ii) having acted or acting as lender under various credit facilities of GEO and (iii) having provided or providing certain treasury management services to GEO.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Cornell and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as syndication agent for, and/or as lender under, various credit and leasing facilities of Cornell.

The Board of Directors
The GEO Group, Inc.

It is understood that this letter is for the benefit and use of the Board of Directors of GEO in connection with and for purposes of its evaluation of the Transaction.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise or reaffirm this opinion. The issuance of this opinion was approved by our Americas Fairness Opinion Review Committee.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Consideration to be paid in the Transaction by GEO is fair, from a financial point of view, to GEO.

Very truly yours,

/s/ Merrill Lynch, Pierce, Fenner & Smith Incorporated
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED

ANNEX E

[LETTERHEAD OF MOELIS & COMPANY]

April 18th, 2010
Cornell Companies, Inc.
1700 West Loop South, Suite 1500
Houston, Texas, 77027

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders of the common stock, par value $0.001 per share (the “Company Common Stock”) of Cornell Companies, Inc. (the “Company”), of the Consideration (as defined below) to be received by such stockholders pursuant to the terms and subject to the conditions set forth in the Agreement and Plan of Merger (the “Agreement”) to be entered into by the Company, The GEO Group, Inc. (“Acquiror”) and GEO Acquisition III, Inc., a wholly owned subsidiary of Acquiror (the “Acquisition Sub”). As more fully described in the Agreement, Acquisition Sub will be merged (the “Merger”) with and into the Company (the “Transaction”) and each issued and outstanding share of the Company Common Stock , will be converted into, at the election of the holder of each such share, the right to receive either (i) 1.30 shares of common stock, par value $0.01 per share (“Acquiror Common Stock”), of Acquiror (the “Fixed Exchange Consideration”) or (ii) cash (the “Cash Election Consideration”) equal to the greater of (a) the “fair market value” (as defined herein), of 1.30 shares of Acquiror Common Stock and (b) the sum of (x) $6.00 plus (y) the “fair market value” of 1.00 share of Acquiror Common Stock. As set forth in the Agreement, the right of any holder of Company Common Stock to receive cash upon exercise of the cash election is subject to certain limitations. “Consideration” means, as applicable, the Fixed Exchange Consideration and the Cash Election Consideration. “Fair market value” means the average of the daily closing prices per share of Acquiror Common Stock for the ten consecutive trading days on which shares of Acquiror Common Stock are actually traded (as reported on the New York Stock Exchange) ending on the last trading day immediately preceding the tenth business day preceding the effective day of the Merger.

We have acted as your financial advisor in connection with the Transaction and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Transaction. We will also receive a fee upon delivery of this opinion. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. In the past, we have provided investment banking and other services to the Company.

Our opinion does not address the Company’s underlying business decision to effect the Transaction or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company and does not constitute a recommendation to any holder of Company Common Stock as to how such stockholder should vote with respect to the Transaction. At your direction, we have not been asked to, nor do we, offer any opinion as to the material terms of the Agreement or the form of the Transaction. We express no opinion as to what the value of Acquiror stock will be when issued pursuant to the Agreement or the prices at which it will trade in the future. In rendering this opinion, we have assumed, with your consent, that the final executed form of the Agreement does not differ in any material respect from the draft that we have examined, and that Acquiror and the Company will comply with all the material terms of the Agreement.

In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company and Acquiror that we deemed relevant; (ii) reviewed certain internal information relating to the past and current business, including financial forecasts, earnings, cash flow, assets, liabilities and prospects of the Company, as well as the amount and timing of the cost savings, synergies and related expenses expected to result from the Transaction (the “Expected Synergies”), furnished to us by the Company; (iii) reviewed certain internal information relating to the business, including financial forecasts, earnings, cash flow, assets, liabilities and prospects of Acquiror, as well as the amount and timing of the Expected Synergies, furnished to us by Acquiror; (iv) conducted discussions with members of senior management and representatives of the Company and Acquiror concerning the matters described in clauses (i) — (iii) of this paragraph, as well as their

E-1

respective businesses and prospects before and after giving effect to the Transaction and the Expected Synergies; (v) reviewed publicly available financial and stock market data, including valuation multiples, for the Company and Acquiror and compared them with those of certain other companies in lines of business that we deemed relevant; (vi) compared the proposed financial terms of the Transaction with the financial terms of certain other transactions that we deemed relevant; (vii) considered certain potential pro forma effects of the Transaction; (viii) reviewed a draft of the Agreement, dated April 17, 2010; (ix) participated in certain discussions and negotiations among representatives of the Company and Acquiror and their financial and legal advisors; and (x) conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

In connection with our review, we have not assumed any responsibility for independent verification of any of the information supplied to, discussed with, or reviewed by us for the purpose of this opinion and have, with your consent, relied on such information being complete and accurate in all material respects. In addition, at your direction we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company or Acquiror, nor have we been furnished with any such evaluation or appraisal. With respect to the forecasted financial information and Expected Synergies referred to above, (i) we have assumed, with your consent, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company or Acquiror as to the future performance of their respective companies and that such future financial results will be achieved at the times and in the amounts projected by management and (ii) we have relied on assessment of the management of the Company as to the strategic benefits and potential cost savings and Expected Synergies (including the amount, timing and achievability thereof) anticipated in the Transaction. We have also assumed, with your consent, that the Transaction will qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes.

Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have assumed, with your consent, that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without the imposition of any delay, limitation, restriction, divestiture or condition that would have an adverse effect on the Company or Acquiror or on the expected benefits of the Transaction.

This opinion is for the use and benefit of the Board of Directors of the Company in its evaluation of the Transaction. You have not asked us to address, and this opinion does not address, the fairness to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of the Company, other than the holders of the Company Common Stock.

In addition, we do not express any opinion as to the fairness of the amount or nature of any compensation to be received by any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration. This opinion has been approved by a Moelis & Company LLC fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received by the holders of Company Common Stock in the Transaction is fair from a financial point of view to such holders.

Very truly yours,

/s/  MOELIS & COMPANY LLC
MOELIS & COMPANY LLC

E-2

ANNEX F

AMENDMENT TO THE GEO GROUP, INC. 2006 STOCK INCENTIVE PLAN
AMENDED AND RESTATED

THE GEO GROUP, INC.
2006 STOCK INCENTIVE PLAN

[     ], 2010

1.	ESTABLISHMENT, EFFECTIVE DATE AND TERM

The GEO Group, Inc., a Florida corporation originally established The GEO Group, Inc. 2006 Stock Incentive Plan, effective May 4, 2006, authorizing the issuance of 300,000 shares of Common Stock. Since the adoption of the Plan, through amendments to the Plan and two stock splits effectuated by GEO, the Plan has been amended to authorize the issuance of 2,400,000 shares of Common Stock. Subject to the approval by the shareholders of GEO in accordance with the laws of the State of Florida on [     ], 2010, the Plan is hereby amended and restated to authorize an additional [     ] shares of Common Stock to be issued pursuant to the Plan and to make certain other amendments to the Plan, including changes to certain numerical thresholds to increase awards issuable under the plan. Unless earlier terminated pursuant to Section 15(k) hereof, the Plan shall terminate on the tenth anniversary of the Effective Date. Capitalized terms used herein are defined in Annex A attached hereto.

2.	PURPOSE

The purpose of the Plan is to enable GEO to attract, retain, reward and motivate Eligible Individuals by providing them with an opportunity to acquire or increase a proprietary interest in GEO and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the Eligible Individuals and the shareholders of GEO.

3.	ELIGIBILITY

Awards may be granted under the Plan to any Eligible Individual, as determined by the Committee from time to time, on the basis of their importance to the business of the Company pursuant to the terms of the Plan.

4.	ADMINISTRATION

(a) Committee. The Plan shall be administered by the Committee, which shall have the full power and authority to take all actions, and to make all determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan, any Award granted or any Award Agreement entered into hereunder. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect as it may determine in its sole discretion. The decisions by the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan, any Award or any Award Agreement entered into under the Plan.

(b) Delegation to Officers or Employees. The Committee may designate officers or employees of the Company to assist the Committee in the administration of the Plan. The Committee may delegate authority to officers or employees of the Company to grant Awards and execute Award Agreements or other documents on behalf of the Committee in connection with the administration of the Plan, subject to whatever limitations or restrictions the Committee may impose and in accordance with applicable law.

(c) Designation of Advisors. The Committee may designate professional advisors to assist the Committee in the administration of the Plan. The Committee may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any advice and any computation received from any such counsel, consultant, or agent. The Company shall pay all expenses and costs incurred by the Committee for the engagement of any such counsel, consultant, or agent.

(d) Participants Outside the U.S. In order to conform with the provisions of local laws and regulations in foreign countries in which the Company operates, the Committee shall have the sole discretion to (i) modify the terms and conditions of the Awards granted under the Plan to Eligible Individuals located outside the United States; (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances present by local laws and regulations; and (iii) take any action which it deems advisable to comply with or otherwise reflect any necessary governmental regulatory procedures, or to obtain any exemptions or approvals necessary with respect to the Plan or any subplan established hereunder.

(e) Liability and Indemnification. No Covered Individual shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. The Company shall, to the maximum extent permitted by applicable law and the Articles of Incorporation and Bylaws of GEO, indemnify and hold harmless each Covered Individual against any cost or expense (including reasonable attorney fees reasonably acceptable to the Company) or liability (including any amount paid in settlement of a claim with the approval of the Company), and amounts advanced to such Covered Individual necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, any Award granted hereunder or any Award Agreement entered into hereunder. Such indemnification shall be in addition to any rights of indemnification such individuals may have under applicable law or under the Articles of Incorporation or Bylaws of GEO. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by a Covered Individual with regard to Awards granted to such Covered Individual under the Plan or arising out of such Covered Individual’s own fraud or bad faith.

5.	SHARES OF COMMON STOCK SUBJECT TO PLAN

(a) Shares Available for Awards. The Common Stock that may be issued pursuant to Awards granted under the Plan shall be treasury shares or authorized but unissued shares of the Common Stock. The total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be the sum of [     ]([ ]) shares.

(b) Maximum Shares Issuable During a Fiscal Year. The maximum number of shares of Common Stock that may be issued under all Awards granted in a fiscal year shall not exceed three percent (3%) of GEO’s maximum authorized and outstanding shares of Common Stock at any time during said fiscal year; provided, however, that (i) such limitation shall not include any substitute grants made in settlement of any awards under any other plan sponsored by GEO or substitute grants or equity assumed in connection with a corporate transaction, and (ii) any shares of Common Stock repurchased or redeemed by GEO after any Awards have been made which have been authorized by the Board shall nevertheless be deemed to be outstanding for purposes of calculating whether there has been a violation of this Section 5(b).

(c) Certain Limitations on Specific Types of Awards. The granting of Awards under this Plan shall be subject to the following limitations:

(i) With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of [     ] ([ ]) of such shares may be subject to grants of Incentive Stock Options;

(ii) With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of One Million Eighty Three Thousand (1,083,000) of such shares may be issued in connection with Awards, other than Stock Options and Stock Appreciation Rights, that are settled in Common Stock;

(iii) With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of [     ] ([ ]) of such shares may be subject to grants of Options or Stock Appreciation Rights to any one Eligible Individual during any one fiscal year;

(iv) With respect to the shares of Common Stock reserved pursuant to this Section, a maximum of [     ] ([ ]) of such shares may be subject to grants of Performance Shares, Restricted Stock, and Awards of Common Stock to any one Eligible Individual during any one fiscal year; and

(v) The maximum value at Grant Date of grants of Performance Units which may be granted to any one Eligible Individual during any one fiscal year shall be $1,000,000.

(d) Reduction of Shares Available for Awards. Upon the granting of an Award, the number of shares of Common Stock available under this Section hereof for the granting of further Awards shall be reduced as follows:

(i) In connection with the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Option or Stock Appreciation Right;

(ii) In connection with the granting of an Award that is settled in Common Stock, other than the granting of an Option or Stock Appreciation Right, the number of shares of Common Stock shall be reduced by the number of shares of Common Stock subject to the Award; and

(iii) Awards settled in cash shall not count against the total number of shares of Common Stock available to be granted pursuant to the Plan.

(e) Cancelled, Forfeited, or Surrendered Awards. Notwithstanding anything to the contrary in this Plan, if any Award is cancelled, forfeited or terminated for any reason prior to exercise or becoming vested in full, the shares of Common Stock that were subject to such Award shall, to the extent cancelled, forfeited or terminated, immediately become available for future Awards granted under the Plan as if said Award had never been granted; provided, however, that any shares of Common Stock subject to an Award which is cancelled, forfeited or terminated in order to pay the Exercise Price, purchase price or any taxes or tax withholdings on an Award shall not be available for future Awards granted under the Plan.

(f) Recapitalization. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of GEO by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of GEO or other increase or decrease in such shares effected without receipt of consideration by GEO occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Committee to (i) the aggregate number and kind of shares of Common Stock available under the Plan (including, but not limited to, the aggregate limits of the number of shares of Common Stock described in Sections 5(c)(i) and (ii), (ii) the limits on the number of shares of Common Stock that may be granted to an Eligible Employee in any one fiscal year, (iii) the calculation of the reduction of shares of Common Stock available under the Plan, (iv) the number and kind of shares of Common Stock issuable upon exercise (or vesting) of outstanding Awards granted under the Plan; (v) the Exercise Price of outstanding Options granted under the Plan, and/or (vi) the number of shares of Common Stock subject to Awards granted to Non-Employee Directors under Section 10. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment under this Section 5(f), and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit. Any adjustments made under this Section 5(f) with respect to any Incentive Stock Options must be made in accordance with Code Section 424.

6.	OPTIONS

(a) Grant of Options. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of an Option shall satisfy the requirements set forth in this Section.

(b) Type of Options. Each Option granted under the Plan may be designated by the Committee, in its sole discretion, as either (i) an Incentive Stock Option, or (ii) a Non-Qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Code Section 422 shall be re-designated as Non-Qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Non-Qualified Stock Options.

(c) Exercise Price. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, the Exercise Price of an Option shall be fixed by the Committee and stated in the respective Award Agreement, provided that the Exercise Price of the shares of Common Stock subject to such Option may not be less than Fair Market Value of such Common Stock on the Grant Date, or if greater, the par value of the Common Stock.

(d) Limitation on Repricing. Unless such action is approved by GEO’s shareholders in accordance with applicable law: (i) no outstanding Option granted under the Plan may be amended to provide an Exercise Price that is lower than the then-current Exercise Price of such outstanding Option (other than adjustments to the Exercise Price pursuant to Sections 5(d) and 12); (ii) the Committee may not cancel any outstanding Option and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an Exercise Price lower than the then-current Exercise Price of the cancelled Option (other than adjustments to the Exercise Price pursuant to Sections 5(f) and 12); and (iii) the Committee may not authorize the repurchase of an outstanding Option which has an Exercise Price that is higher than the then-current fair market value of the Common Stock (other than adjustments to the Exercise Price pursuant to Sections 5(f) and 12).

(e) Limitation on Option Period. Subject to the limitations set forth in the Plan relating to Incentive Stock Options, Options granted under the Plan and all rights to purchase Common Stock thereunder shall terminate no later than the tenth anniversary of the Grant Date of such Options, or on such earlier date as may be stated in the Award Agreement relating to such Option. In the case of Options expiring prior to the tenth anniversary of the Grant Date, the Committee may in its discretion, at any time prior to the expiration or termination of said Options, extend the term of any such Options for such additional period as it may determine, but in no event beyond the tenth anniversary of the Grant Date thereof.

(f) Limitations on Incentive Stock Options. Notwithstanding any other provisions of the Plan, the following provisions shall apply with respect to Incentive Stock Options granted pursuant to the Plan.

(i) Limitation on Grants. Incentive Stock Options may only be granted to Section 424 Employees. The aggregate Fair Market Value (determined at the time such Incentive Stock Option is granted) of the shares of Common Stock for which any individual may have Incentive Stock Options which first become vested and exercisable in any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000. Options granted to such individual in excess of the $100,000 limitation, and any Options issued subsequently which first become vested and exercisable in the same calendar year, shall automatically be treated as Non-Qualified Stock Options.

(ii) Minimum Exercise Price. In no event may the Exercise Price of a share of Common Stock subject an Incentive Stock Option be less than 100% of the Fair Market Value of such share of Common Stock on the Grant Date.

(iii) Ten Percent Shareholder. Notwithstanding any other provision of the Plan to the contrary, in the case of Incentive Stock Options granted to a Section 424 Employee who, at the time the Option is granted, owns (after application of the rules set forth in Code Section 424(d)) stock possessing more than ten percent of the total combined voting power of all classes of stock of GEO, such Incentive Stock Options (i) must have an Exercise Price per share of Common Stock that is at least 110% of the Fair Market Value as of the Grant Date of a share of Common Stock, and (ii) must not be exercisable after the fifth anniversary of the Grant Date.

(g) Vesting Schedule and Conditions. No Options may be exercised prior to the satisfaction of the conditions and vesting schedule provided for in the Award Agreement relating thereto. Except as otherwise provided by the Committee in an Award Agreement in its sole and absolute discretion, subject to Sections 10, 12 and 13 of the Plan, Options covered by any Award under this Plan that are subject solely to a future service requirement shall vest as follows: (i) 20% of the Options subject to an Award shall vest immediately upon the Grant Date; and (ii) the remaining 80% of the Options subject to an Award shall vest over the four-year period immediately following the Grant Date in equal annual increments of 20%, with one increment vesting on each anniversary date of the Grant Date.

(h) Exercise. When the conditions to the exercise of an Option have been satisfied, the Participant may exercise the Option only in accordance with the following provisions. The Participant shall deliver to GEO a written notice stating that the Participant is exercising the Option and specifying the number of shares of Common Stock which are to be purchased pursuant to the Option, and such notice shall be accompanied by payment in full of the Exercise Price of the shares for which the Option is being exercised, by one or more of the methods provided for in the Plan. Said notice must be delivered to GEO at its principal office and addressed to the attention of John J. Bulfin, General Counsel, The GEO Group Inc., 621 NW 53rd Street, Suite 700, Boca Raton, Florida 33487. An attempt to exercise any Option granted hereunder other than as set forth in the Plan shall be invalid and of no force and effect.

(i) Payment. Payment of the Exercise Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made by one of the following methods:

(i) by cash, certified or cashier’s check, bank draft or money order;

(ii) through the delivery to GEO of shares of Common Stock which have been previously owned by the Participant for the requisite period necessary to avoid a charge to GEO’s earnings for financial reporting purposes; such shares shall be valued, for purposes of determining the extent to which the Exercise Price has been paid thereby, at their Fair Market Value on the date of exercise; without limiting the foregoing, the Committee may require the Participant to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in GEO incurring any liability under Section 16(b) of the Exchange Act; or

(iii) by any other method which the Committee, in its sole and absolute discretion and to the extent permitted by applicable law, may permit, including, but not limited to, any of the following: (A) through a “cashless exercise sale and remittance procedure” pursuant to which the Participant shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Committee to effect the immediate sale of the purchased shares and remit to GEO, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income, employment, excise, foreign and other taxes required to be withheld by the Company by reason of such exercise and (2) to GEO to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale; or (B) by any other method as may be permitted by the Committee.

(j) Termination of Employment, Disability or Death. Unless otherwise provided in an Award Agreement, upon the termination of the employment or other service of a Participant with Company for any reason, all of the Participant’s outstanding Options (whether vested or unvested) shall be subject to the rules of this paragraph. Upon such termination, the Participant’s unvested Options shall expire. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason (i) any unvested Options held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service, and or (ii) a Participant or the Participant’s estate, devisee or heir at law (whichever is applicable), may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or other service and prior to the termination of the Option pursuant to its terms. Unless otherwise determined by the Committee, temporary absence from employment because of illness, vacation, approved leaves of absence or military service shall not constitute a termination of employment or other service.

(i) Termination for Reason Other Than Cause, Disability or Death. If a Participant’s termination of employment or other service is for any reason other than death, Disability, Cause or a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause, any Option held by such Participant, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period not to exceed ninety (90) days from the date of such termination, but in no event after the termination of the Option pursuant to its terms.

(ii) Disability. If a Participant’s termination of employment or other service with the Company is by reason of a Disability of such Participant, the Participant shall have the right at any time within a period not to exceed one (1) year after such termination, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, any vested portion of the Option held by such Participant at the date of such termination; provided, however, that if the Participant dies within such period, any vested Option held by such Participant upon death shall be exercisable by the Participant’s estate, devisee or heir at law (whichever is applicable) for a period not to exceed one (1) year after the Participant’s death, but in no event after the termination of the Option pursuant to its terms.

(iii) Death. If a Participant dies while in the employment or other service of the Company, the Participant’s estate or the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option has the right, at any time within a period not to exceed one (1) year after the date of such Participant’s death, but in no event after the termination of the Option pursuant to its terms, to exercise, in whole or in part, any portion of the vested Option held by such Participant at the date of such Participant’s death.

(iv) Termination for Cause. In the event the termination is for Cause or is a voluntary termination within ninety (90) days after occurrence of an event which would be grounds for termination of employment or other service by the Company for Cause (without regard to any notice or cure period requirement), any Option held by the Participant at the time of such termination shall be deemed to have terminated and expired upon the date of such termination.

7.	STOCK APPRECIATION RIGHTS

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Stock Appreciation Rights, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of a Stock Appreciation Right shall satisfy the requirements as set forth in this Section.

(b) Terms and Conditions of Stock Appreciation Rights. Unless otherwise provided in an Award Agreement, the terms and conditions (including, without limitation, the limitations on the Exercise Price, exercise period, repricing and termination) of the Stock Appreciation Right shall be substantially identical (to the extent possible taking into account the differences related to the character of the Stock Appreciation Right) to the terms and conditions that would have been applicable under Section 6 above were the grant of the Stock Appreciation Rights a grant of an Option.

(c) Exercise of Stock Appreciation Rights. Stock Appreciation Rights shall be exercised by a Participant only by written notice delivered to the General Counsel of GEO, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised.

(d) Payment of Stock Appreciation Right. Unless otherwise provided in an Award Agreement, upon exercise of a Stock Appreciation Right, the Participant or Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to receive payment, in cash, in shares of Common Stock, or in a combination thereof, as determined by the Committee in its sole and absolute discretion. The amount of such payment shall be determined by multiplying the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the Grant Date, by the number of shares of Common Stock with respect to which the Stock Appreciation Rights are then being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to a Stock Appreciation Right by including such limitation in the Award Agreement.

8.	RESTRICTED STOCK

(a) Grant of Restricted Stock. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Restricted Stock, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of Restricted Stock shall satisfy the requirements as set forth in this Section.

(b) Restrictions. The Committee shall impose such restrictions on any Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation; time based vesting restrictions, or the attainment of Performance Goals. Except as otherwise provided by the Committee in an Award Agreement in its sole and absolute discretion, subject to Sections 10, 12 and 13 of the Plan, Restricted Stock covered by any Award under this Plan that are subject solely to a future service requirement shall vest over the four-year period immediately following the Grant Date in equal annual increments of 25%, with one increment vesting on each anniversary date of the Grant

Date. Shares of Restricted Stock subject to the attainment of Performance Goals will be released from restrictions only after the attainment of such Performance Goals has been certified by the Committee in accordance with Section 9(c).

(c) Certificates and Certificate Legend. With respect to a grant of Restricted Stock, the Company may issue a certificate evidencing such Restricted Stock to the Participant or issue and hold such shares of Restricted Stock for the benefit of the Participant until the applicable restrictions expire. The Company may legend the certificate representing Restricted Stock to give appropriate notice of such restrictions. In addition to any such legends, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, are subject to certain terms, conditions, and restrictions on transfer as set forth in The GEO Group, Inc. 2006 Stock Incentive Plan (the “Plan”), and in an Agreement entered into by and between the registered owner of such shares and The GEO Group, Inc. (the “Company”), dated          , 20  (the “Award Agreement”). A copy of the Plan and the Award Agreement may be obtained from the Secretary of the Company.”

(d) Removal of Restrictions. Except as otherwise provided in the Plan, shares of Restricted Stock shall become freely transferable by the Participant upon the lapse of the applicable restrictions. Once the shares of Restricted Stock are released from the restrictions, the Participant shall be entitled to have the legend required by paragraph (c) above removed from the share certificate evidencing such Restricted Stock and the Company shall pay or distribute to the Participant all dividends and distributions held in escrow by the Company with respect to such Restricted Stock.

(e) Shareholder Rights. Unless otherwise provided in an Award Agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding, (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares, and (iii) the Participant holding shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary, at the discretion of the Committee, all such dividends and distributions may be held in escrow by the Company (subject to the same restrictions on forfeitability) until all restrictions on the respective Restricted Stock have lapsed.

(f) Termination of Service. Unless otherwise provided in a Award Agreement, if a Participant’s employment or other service with the Company terminates for any reason, all unvested shares of Restricted Stock held by the Participant and any dividends or distributions held in escrow by GEO with respect to such Restricted Stock shall be forfeited immediately and returned to the Company. Notwithstanding this paragraph, all grants of Restricted Stock that vest solely upon the attainment of Performance Goals shall be treated pursuant to the terms and conditions that would have been applicable under Section 9(c) as if such grants of Restricted Stock were Awards of Performance Shares. Notwithstanding anything in this Plan to the contrary, the Committee may provide, in its sole and absolute discretion, that following the termination of employment or other service of a Participant with the Company for any reason, any unvested shares of Restricted Stock held by the Participant that vest solely upon a future service requirement shall vest in whole or in part, at any time subsequent to such termination of employment or other service.

9.	PERFORMANCE SHARES AND PERFORMANCE UNITS

(a) Grant of Performance Shares and Performance Units. Subject to the terms and conditions of the Plan, the Committee may grant to such Eligible Individuals as the Committee may determine, Performance Shares and Performance Units, in such amounts and on such terms and conditions as the Committee shall determine in its sole and absolute discretion. Each grant of a Performance Share or a Performance Unit shall satisfy the requirements as set forth in this Section.

(b) Performance Goals. Performance Goals will be based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) the attainment of certain target levels of, or a specified increase in, GEO’s enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a percentage increase in, GEO’s after-tax or pre-tax profits including, without limitation, that attributable to GEO’s continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase relating to, GEO’s operational cash flow or working capital, or a component thereof; (iv) the attainment of certain target levels of, or a specified decrease relating to, GEO’s operational costs, or a component thereof (v) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other of GEO’s long-term or short-term public or private debt or other similar financial obligations of GEO, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) the attainment of a specified percentage increase in earnings per share or earnings per share from GEO’s continuing operations; (vii) the attainment of certain target levels of, or a specified percentage increase in, GEO’s net sales, revenues, net income or earnings before income tax or other exclusions; (viii) the attainment of certain target levels of, or a specified increase in, GEO’s return on capital employed or return on invested capital; (ix) the attainment of certain target levels of, or a percentage increase in, GEO’s after-tax or pre-tax return on shareholder equity; (x) the attainment of certain target levels in the fair market value of GEO’s Common Stock; (xi) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends; and/or (xii) the attainment of certain target levels of, or a specified increase in, EBITDA (earnings before income tax, depreciation and amortization). In addition, Performance Goals may be based upon the attainment by a subsidiary, division or other operational unit of GEO of specified levels of performance under one or more of the measures described above. Further, the Performance Goals may be based upon the attainment by GEO (or a subsidiary, division, facility or other operational unit of GEO) of specified levels of performance under one or more of the foregoing measures relative to the performance of other corporations. To the extent permitted under Code Section 162(m) of the Code (including, without limitation, compliance with any requirements for shareholder approval), the Committee may, in its sole and absolute discretion: (i) designate additional business criteria upon which the Performance Goals may be based; (ii) modify, amend or adjust the business criteria described herein; or (iii) incorporate in the Performance Goals provisions regarding changes in accounting methods, corporate transactions (including, without limitation, dispositions or acquisitions) and similar events or circumstances. Performance Goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned and a level at which an Award will be fully earned.

(c) Terms and Conditions of Performance Shares and Performance Units. The applicable Award Agreement shall set forth (i) the number of Performance Shares or the dollar value of Performance Units granted to the Participant; (ii) the Performance Period and Performance Goals with respect to each such Award; (iii) the threshold, target and maximum shares of Common Stock or dollar values of each Performance Share or Performance Unit and corresponding Performance Goals, and (iv) any other terms and conditions as the Committee determines in its sole and absolute discretion. The Committee shall establish, in its sole and absolute discretion, the Performance Goals for the applicable Performance Period for each Performance Share or Performance Unit granted hereunder. Performance Goals for different Participants and for different grants of Performance Shares and Performance Units need not be identical. Unless otherwise provided in an Award Agreement, the Participants’ rights as a shareholder in Performance Shares shall be substantially identical to the terms and conditions that would have been applicable under Section 8 above if the Performance Shares were Restricted Stock. Unless otherwise provided in an Award Agreement, a holder of Performance Units is not entitled to the rights of a holder of Common Stock.

(d) Determination and Payment of Performance Units or Performance Shares Earned. As soon as practicable after the end of a Performance Period, the Committee shall determine the extent to which Performance Shares or Performance Units have been earned on the basis of the Company’s actual performance in relation to the established Performance Goals as set forth in the applicable Award Agreement and shall certify these results in writing. As soon as practicable after the Committee has determined that an amount is payable or should be distributed with respect to a Performance Share or a Performance Unit, the Committee shall cause the amount of such Award to be paid or distributed to the Participant or the Participant’s estate, devisee or heir at law (whichever is applicable). Unless otherwise provided in an Award Agreement, the Committee shall determine in its sole and absolute discretion whether payment with respect to the Performance Share or Performance Unit shall be made in cash, in shares of Common Stock, or in a combination thereof. For purposes of making payment or a distribution with respect to a Performance Share or Performance Unit, the cash equivalent of a share of Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the Performance Shares or Performance Units to be payable.

(e) Termination of Employment. Unless otherwise provided in an Award Agreement, if a Participant’s employment or other service with the Company terminates for any reason, all of the Participant’s outstanding Performance Shares and Performance Units shall be subject to the rules of this Section.

(i) Termination for Reason Other Than Death or Disability. If a Participant’s employment or other service with the Company terminates prior to the expiration of a Performance Period with respect to any Performance Units or Performance Shares held by such Participant for any reason other than death or Disability, the outstanding Performance Units or Performance Shares held by such Participant for which the Performance Period has not yet expired shall terminate upon such termination and the Participant shall have no further rights pursuant to such Performance Units or Performance Shares.

(ii) Termination of Employment for Death or Disability. If a Participant’s employment or other service with the Company terminates by reason of the Participant’s death or Disability prior to the end of a Performance Period, the Participant, or the Participant’s estate, devisee or heir at law (whichever is applicable) shall be entitled to a payment of the Participant’s outstanding Performance Units and Performance Share at the end of the applicable Performance Period, pursuant to the terms of the Plan and the Participant’s Award Agreement; provided, however, that the Participant shall be deemed to have earned only that proportion (to the nearest whole unit or share) of the Performance Units or Performance Shares granted to the Participant under such Award as the number of full months of the Performance Period which have elapsed since the first day of the Performance Period for which the Award was granted to the end of the month in which the Participant’s termination of employment or other service, bears to the total number of months in the Performance Period, subject to the attainment of the Performance Goals associated with the Award as certified by the Committee. The right to receive any remaining Performance Units or Performance Shares shall be canceled and forfeited.

10.	VESTING OF AWARD GRANTS TO NON-EMPLOYEE DIRECTORS

Notwithstanding the minimum vesting provisions in Section 6(g) and 8(b) of the Plan, any Award granted to a Non-Employee Director in lieu of cash compensation shall not be subject to any minimum vesting requirements.

11.	OTHER AWARDS

Awards of shares of Common Stock, phantom stock, restricted stock units and other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such Common Stock may be issued in satisfaction of awards granted under any other plan sponsored by the Company or compensation payable to an Eligible Individual. In addition, such awards may be made alone or in addition to or in connection with any other Award granted hereunder. The Committee may determine the terms and conditions of any such award. Each such award shall be evidenced by an Award Agreement between the Eligible Individual and the Company which shall specify the number of shares of Common Stock subject to the award, any consideration therefore, any vesting or performance requirements and such other terms and conditions as the Committee shall determine in its sole and absolute discretion. With respect to the Awards that may be issued solely pursuant to this Section 11 and not pursuant to any other provision of the Plan, a maximum number of shares of Common Stock with respect to which such Awards may be issued, shall not exceed five percent (5%) of the total number of shares of Common Stock that may be issued under the Plan, as described in Section 5(a).

12.	CHANGE IN CONTROL

Unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control of GEO, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that all Awards shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, (iii) that all Awards shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the Exercise Price thereof (if applicable), (iv) provide that, in connection with a liquidation or dissolution of GEO, Awards shall convert into the right to receive liquidation proceeds net of the Exercise Price (if applicable) and (v) any combination of the foregoing. In the event that the Committee does not terminate or convert an Award upon a Change in Control of GEO, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

13.	CHANGE IN STATUS OF PARENT OR SUBSIDIARY

Unless otherwise provided in an Award Agreement or otherwise determined by the Committee, in the event that an entity or business unit which was previously a part of the Company is no longer a part of the Company, as determined by the Committee in its sole discretion, the Committee may, in its sole and absolute discretion: (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan; (ii) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the Award Agreement and this Plan; and/or (ii) treat the employment or other services of a Participant employed by such entity or business unit as terminated if such Participant is not employed by GEO or any entity that is a part of the Company immediately after such event.

14.	REQUIREMENTS OF LAW

(a) Violations of Law. The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any provisions of the Sarbanes-Oxley Act, and any other federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Award, the issuance of shares pursuant thereto or the grant of an Award to comply with any law or regulation of any governmental authority.

(b) Registration. At the time of any exercise or receipt of any Award, the Company may, if it shall determine it necessary or desirable for any reason, require the Participant (or Participant’s heirs, legatees or legal representative, as the case may be), as a condition to the exercise or grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Participant (or Participant’s heirs, legatees or legal representative, as the case may be) upon the Participant’s exercise of part or all of the Award or receipt of an Award and a stop transfer order may be placed with the transfer agent. Each Award shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Award may not be exercised in whole or in part and the restrictions on an Award may not be removed unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Participant shall provide the Company with any certificates, representations and information that the Company requests and shall otherwise cooperate with the Company in obtaining any listing, registration, qualification, consent or approval that the Company deems necessary or appropriate. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Award, to cause the exercise of an Award or the issuance of shares pursuant thereto, or to cause the grant of Award to comply with any law or regulation of any governmental authority.

(c) Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the grant or exercise of an Award, or the removal of restrictions on an Award including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes; (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold; (iii) withholding the amount due from any such person’s wages or compensation due to such person; or (iv) requiring the Participant to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

(d) Governing Law. The Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

15.	GENERAL PROVISIONS

(a) Award Agreements. All Awards granted pursuant to the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall specify the terms and conditions of the Award granted and shall contain any additional provisions as the Committee shall deem appropriate, in its sole and absolute discretion (including, to the extent that the Committee deems appropriate, provisions relating to confidentiality, non-competition, non-solicitation and similar matters). The terms of each Award Agreement need not be identical for Eligible Individuals provided that all Award Agreements comply with the terms of the Plan.

(b) Purchase Price. To the extent the purchase price of any Award granted hereunder is less than par value of a share of Common Stock and such purchase price is not permitted by applicable law, the per share purchase price shall be deemed to be equal to the par value of a share of Common Stock.

(c) Dividends and Dividend Equivalents. Except as provided by the Committee in its sole and absolute discretion or as otherwise provided in Section 5(d) and subject to Section 8(e) of the Plan, a Participant shall not be entitled to receive, currently or on a deferred basis, cash or stock dividends, Dividend Equivalents, or cash payments in amounts equivalent to cash or stock dividends on shares of Commons Stock covered by an Award which has not vested or an Option. The Committee in its absolute and sole discretion may credit a Participant’s Award with Dividend Equivalents with respect to any Awards. To the extent that dividends and distributions relating to an Award are held in escrow by the Company, or Dividend Equivalents are credited to an Award, a Participant shall not be entitled to any interest on any such amounts. The Committee may not grant Dividend Equivalents to an Award subject to performance-based vesting to the extent that the grant of such Dividend Equivalents would limit the Company’s deduction of the compensation payable under such Award for federal tax purposes pursuant to Code Section 162(m).

(d) Deferral of Awards. The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the vesting of an Award, receipt of all or a portion of the shares of Common Stock or cash subject to such Award and to receive Common Stock or cash at such later time or times, all on such terms and conditions as the Committee shall determine. The Committee shall not permit the deferral of an Award unless counsel for GEO determines that such action will not result in adverse tax consequences to a Participant under Section 409A of the Code. If any such deferrals are permitted, then notwithstanding anything to the contrary herein, a Participant who elects to defer receipt of Common Stock shall not have any rights as a shareholder with respect to deferred shares of Common Stock unless and until shares of Common Stock are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

(e) Prospective Employees. Notwithstanding anything to the contrary, any Award granted to a Prospective Employee shall not become vested prior to the date the Prospective Employee first becomes an employee of the Company.

(f) Issuance of Certificates; Shareholder Rights. GEO shall deliver to the Participant a certificate evidencing the Participant’s ownership of shares of Common Stock issued pursuant to the exercise of an Award as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. A Participant shall not have any of the rights of a shareholder with respect to such Common Stock prior to satisfaction of all conditions relating to the issuance of such Common Stock, and, except as expressly provided in the Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

(g) Transferability of Awards. A Participant may not Transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported Transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Committee may in its sole and absolute discretion permit the Transfer of an Award to a Participant’s “family member” as such term is defined in the Form 8 Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Committee. In such case, such Award shall be exercisable only by the transferee approved of by the Committee. To the extent that the Committee permits the Transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.

(h) Buyout and Settlement Provisions. Except as prohibited in Section 6(d) of the Plan, the Committee may at any time on behalf of GEO offer to buy out any Awards previously granted based on such terms and conditions as the Committee shall determine which shall be communicated to the Participants at the time such offer is made.

(i) Use of Proceeds. The proceeds received by GEO from the sale of Common Stock pursuant to Awards granted under the Plan shall constitute general funds of GEO.

(j) Modification or Substitution of an Award. Subject to the terms and conditions of the Plan, the Committee may modify outstanding Awards. Notwithstanding the following, no modification of an Award shall adversely affect any rights or obligations of the Participant under the applicable Award Agreement without the Participant’s consent. The Committee in its sole and absolute discretion may rescind, modify, or waive any vesting requirements or other conditions applicable to an Award. Notwithstanding the foregoing, without the approval of the shareholders of GEO in accordance with applicable law, an Award may not be modified to reduce the exercise price thereof nor may an Award at a lower price be substituted for a surrender of an Award, provided that (i) the foregoing shall not apply to adjustments or substitutions in accordance with Section 5 or Section 12, and (ii) if an Award is modified, extended or renewed and thereby deemed to be in issuance of a new Award under the Code or the applicable accounting rules, the exercise price of such Award may continue to be the original Exercise Price even if less than Fair Market Value of the Common Stock at the time of such modification, extension or renewal. Notwithstanding anything to the contrary in this Section 15(j), unless provided for elsewhere in the Plan, there shall be no modification or substitution of an Award pursuant to this Section 15(j), to the extent such modification or substitution adversely affects the GEO unless such modification or substitution is: (A) approved by GEO’s shareholders; (B) required by any law or regulation of any governmental authority; (C) is in connection with death or Disability of a Participant; (D) is in connection with termination of employment or other service of a Participant; (E) in connection with Change in Control of GEO; or (F) in connection with an event described in Section 5(f) of the Plan.

(k) Amendment and Termination of Plan. The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Awards have not been granted; provided, however, that the approval of the shareholders of GEO in accordance with applicable law and the Articles of Incorporation and Bylaws of GEO shall be required for any amendment: (i) that changes the class of individuals eligible to receive Awards under the Plan: (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Awards that are granted under the Plan (except as permitted under Section 5 or Section 12 hereof): (iii) the approval of which is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded; or (iv) that proposed to eliminate a requirement provided herein that the shareholders of GEO must approve an action to be undertaken under the Plan. Except as permitted under Section 5 or Section 12 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Award, alter or impair rights or obligations under any Award theretofore granted under the Plan. Awards granted prior to the termination of the Plan may extend beyond the date the Plan is terminated and shall continue subject to the terms of the Plan as in effect on the date the Plan is terminated.

(l) Section 409A of the Code. With respect to Awards subject to Section 409A of the Code, this Plan is intended to comply with the requirements of such Section, and the provisions hereof shall be interpreted in a manner that satisfies the requirements of such Section and the related regulations, and the Plan shall be operated accordingly. If any provision of this Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

(m) Notification of 83(b) Election. If in connection with the grant of any Award, any Participant makes an election permitted under Code Section 83(b), such Participant must notify GEO in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

(n) Detrimental Activity. All Awards shall be subject to cancellation by the Committee in accordance with the terms of this Section 15(n) if the Participant engages in any Detrimental Activity. To the extent that a Participant engages in any Detrimental Activity at any time prior to, or during the one year period after, any exercise or vesting of an Award but prior to a Change in Control, the Company shall, upon the recommendation of the Committee, in its sole and absolute discretion, be entitled to (i) immediately terminate and cancel any Awards held by the Participant that have not yet been exercised, and/or (ii) with respect to Awards of the Participant that have been previously exercised, recover from the Participant at any time within two (2) years after such exercise but prior to a Change in Control (and the Participant shall be obligated to pay over to the Company with respect to any such Award previously held by such Participant): (A) with respect to any Options exercised, an amount equal to the excess of the Fair Market Value of the Common Stock for which any Option was exercised over the Exercise Price paid (regardless of the form by which payment was made) with respect to such Option; (B) with respect to any Award other than an Option, any shares of Common Stock granted and vested pursuant to such Award, and if such shares are not still owned by the Participant, the Fair Market Value of such shares on the date they were issued, or if later, the date all vesting restrictions were satisfied; and (C) any cash or other property (other than Common Stock) received by the Participant from the Company pursuant to an Award. Without limiting the generality of the foregoing, in the event that a Participant engages in any Detrimental Activity at any time prior to any exercise of an Award and the Company exercises its remedies pursuant to this Section 15(n) following the exercise of such Award, such exercise shall be treated as having been null and void, provided that the Company will nevertheless be entitled to recover the amounts referenced above.

(o) Disclaimer of Rights. No provision in the Plan, any Award granted hereunder, or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or other service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any holder of an Award, at any time, or to terminate any employment or other relationship between any individual and the Company. The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

(p) Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to such Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(q) Nonexclusivity of Plan. The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its sole and absolute discretion determines desirable.

(r) Other Benefits. No Award payment under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any agreement between a Participant and the Company, nor affect any benefits under any other benefit plan of the Company now or subsequently in effect under which benefits are based upon a Participant’s level of compensation.

(s) Headings. The section headings in the Plan are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

(t) Pronouns. The use of any gender in the Plan shall be deemed to include all genders, and the use of the singular shall be deemed to include the plural and vice versa, wherever it appears appropriate from the context.

(u) Successors and Assigns. The Plan shall be binding on all successors of the Company and all successors and permitted assigns of a Participant, including, but not limited to, a Participant’s estate, devisee, or heir at law.

(v) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(w) Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, to GEO, to its principal place of business, attention: John J. Bulfin, General Counsel, The GEO Group Inc., and if to the holder of an Award, to the address as appearing on the records of the Company.

ANNEX A
DEFINITIONS

“Award” means any Common Stock, Option, Performance Share, Performance Unit, Restricted Stock, Stock Appreciation Right or any other award granted pursuant to the Plan.

“Award Agreement” means a written agreement entered into by GEO and a Participant setting forth the terms and conditions of the grant of an Award to such Participant.

“Board” means the board of directors of GEO.

“Cause” means, with respect to a termination of employment or other service with the Company, a termination of employment or other service due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of the Participant’s duties for the Company; provided, however, that if the Participant and the Company have entered into an employment agreement or consulting agreement which defines the term Cause, the term Cause shall be defined in accordance with such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether Cause exists for purposes of the Plan.

“Change in Control” shall be deemed to occur upon:

(a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than GEO, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of GEO in substantially the same proportions as their ownership of common stock of GEO), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of GEO representing thirty percent (30%) or more of the combined voting power of GEO’s then outstanding securities;

(b) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section) whose election by the Board or nomination for election by GEO’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(c) a merger, consolidation, reorganization, or other business combination of GEO with any other entity, other than a merger or consolidation which would result in the voting securities of GEO outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of GEO or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of GEO (or similar transaction) in which no person acquires more than twenty-five percent (25%) of the combined voting power of GEO’s then outstanding securities shall not constitute a Change in Control; or

(d) the shareholders of GEO approve a plan of complete liquidation of GEO, and such liquidation occurs, or the consummation of the sale or disposition by GEO of all or substantially all of GEO’s assets other than (x) the sale or disposition of all or substantially all of the assets of GEO to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of GEO at the time of the sale or (y) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the shareholders of GEO.

However, to the extent that Section 409A of the Code would cause an adverse tax consequence to a Participant using the above definition, the term “Change in Control” shall have the meaning ascribed to the phrase “Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation” under Treasury Department Proposed Regulation 1.409A-3(g)(5), as revised from time to time in either subsequent proposed or final regulations, and in the event that such regulations are withdrawn or such phrase (or a substantially similar phrase) ceases to be defined, as determined by the Committee.

“Change in Control Price” means the price per share of Common Stock paid in any transaction related to a Change in Control of GEO.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means a committee or sub-committee of the Board consisting of two or more members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act, and as an “outside director” for purposes of Code Section 162(m). If no Committee exists, the functions of the Committee will be exercised by the Board; provided, however, that a Committee shall be created prior to the grant of Awards to a Covered Employee and that grants of Awards to a Covered Employee shall be made only by such Committee. Notwithstanding the foregoing, with respect to the grant of Awards to non-employee directors, the Committee shall be the Board.

“Common Stock” means the common stock, par value $0.01 per share, of GEO.

“Company” means The GEO Group, Inc., a Florida corporation, the subsidiaries of The GEO Group, Inc., and all other entities whose financial statements are required to be consolidated with the financial statements of The GEO Group, Inc. pursuant to United States generally accepted accounting principles, and any other entity determined to be an affiliate of The GEO Group, Inc. as determined by the Committee in its sole and absolute discretion.

“Covered Employee” means “covered employee” as defined in Code Section 162(m)(3).

“Covered Individual” means any current or former member of the Committee, any current or former officer or director of the Company, or any individual designated pursuant to Section 4(c).

“Detrimental Activity” means any of the following: (i) the disclosure to anyone outside the Company, or the use in other than the Company’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company, acquired by a Participant prior to a termination of the Participant’s employment or service with the Company; (ii) activity while employed or providing services that is classified by the Company as a basis for a termination for Cause; (iii) the Participant’s Disparagement, or inducement of others to do so, of the Company or its past or present officers, directors, employees or services; or (iv) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to the interests of the Company. For purposes of subparagraph (i) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

“Disability” means a “permanent and total disability” within the meaning of Code Section 22(e)(3); provided, however, that if a Participant and the Company have entered into an employment or consulting agreement which defines the term Disability for purposes of such agreement, Disability shall be defined pursuant to the definition in such agreement with respect to any Award granted to the Participant on or after the effective date of the respective employment or consulting agreement. The Committee shall determine in its sole and absolute discretion whether a Disability exists for purposes of the Plan.

“Disparagement” means making any comments or statements to the press, the Company’s employees, clients or any other individuals or entities with whom the Company has a business relationship, which could adversely affect in any manner: (i) the conduct of the business of the Company (including, without limitation, any products or business plans or prospects), or (ii) the business reputation of the Company or any of its products, or its past or present officers, directors or employees.

“Dividend Equivalents” means an amount equal to the cash dividends paid by the Company upon one share of Common Stock subject to an Award granted to a Participant under the Plan.

“Effective Date” shall mean May 4, 2006 (the date that the Plan was originally approved by the shareholders of GEO in accordance with applicable law) or such later date as provided in the resolutions adopting the Plan.

“Eligible Individual” means any employee, officer, director (employee or non-employee director) or consultant of the Company and any Prospective Employee to whom Awards are granted in connection with an offer of future employment with the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price per share of each share of Common Stock subject to an Award.

“Fair Market Value” means, unless otherwise required by the Code, as of any date, the last sales price reported for the Common Stock on the day immediately prior to such date (i) as reported by the national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc., or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, however, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange or automated system sponsored by the National Association of Securities Dealers, Inc. on which the Common Stock is listed or traded. If the Common Stock is not readily traded on a national securities exchange or any system sponsored by the National Association of Securities Dealers, Inc., the Fair Market Value shall be determined in good faith by the Committee.

“GEO” means The GEO Group, Inc., a Florida corporation.

“Grant Date” means the date on which the Committee approves the grant of an Award or such later date as is specified by the Committee and set forth in the applicable Award Agreement.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

“Non-Employee Director” means a director of GEO who is not an active employee of the Company.

“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.

“Option” means an option to purchase Common Stock granted pursuant to Sections 6 of the Plan.

“Participant” means any Eligible Individual who holds an Award under the Plan and any of such individual’s successors or permitted assigns.

“Performance Goals” means the specified performance goals which have been established by the Committee in connection with an Award.

“Performance Period” means the period during which Performance Goals must be achieved in connection with an Award granted under the Plan.

“Performance Share” means a right to receive a fixed number of shares of Common Stock, or the cash equivalent, which is contingent on the achievement of certain Performance Goals during a Performance Period.

“Performance Unit” means a right to receive a designated dollar value, or shares of Common Stock of the equivalent value, which is contingent on the achievement of Performance Goals during a Performance Period.

“Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a Parent or Subsidiary.

“Plan” means this Amended and Restated The GEO Group, Inc. 2006 Stock Incentive Plan.

“Prospective Employee” means any individual who has committed to become an employee of the Company within sixty (60) days from the date an Award is granted to such individual.

“Restricted Stock” means Common Stock subject to certain restrictions, as determined by the Committee, and granted pursuant to Section 8 hereunder.

“Section 424 Employee” means an employee of GEO or any “subsidiary corporation” or “parent corporation” as such terms are defined in and in accordance with Code Section 424. The term “Section 424 Employee” also includes employees of a corporation issuing or assuming any Options in a transaction to which Code Section 424(a) applies.

“Stock Appreciation Right” means the right to receive all or some portion of the increase in value of a fixed number of shares of Common Stock granted pursuant to Section 7 hereunder.

“Transfer” means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.